VAN KAMPEN
AMERICAN VALUE FUND
SEMIANNUAL REPORT


DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]


PRIVACY NOTICE INFORMATION ON THE BACK.


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

                         TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS          1
                         ECONOMIC SNAPSHOT          2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS          4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS          5
                          TOP FIVE SECTORS          5
          Q&A WITH YOUR PORTFOLIO MANAGERS          6
                         GLOSSARY OF TERMS          9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS         10
                      FINANCIAL STATEMENTS         19
             NOTES TO FINANCIAL STATEMENTS         25

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS         31
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES         32


 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.

       NOT FDIC INSURED.      MAY LOSE VALUE.      NO BANK GUARANTEE.

[SIDENOTE]

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO
AWAY.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)

Dec-00       1.1%
Mar-01      -0.6%
Jun-01      -1.6%
Sep-01      -0.3%
Dec-01       2.7%
Mar-02       5.0%
Jun-02       1.3%
Sep-02       4.0%
Dec-02       0.7%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

              INTEREST RATES    INFLATION
Dec-00                 6.50%        3.40%
Jan-01                 5.50%        3.70%
Feb-01                 5.50%        3.50%
Mar-01                 5.00%        2.90%
Apr-01                 4.50%        3.30%
May-01                 4.00%        3.60%
Jun-01                 3.75%        3.20%
Jul-01                 3.75%        2.70%
Aug-01                 3.50%        2.70%
Sep-01                 3.00%        2.60%
Oct-01                 2.50%        2.10%
Nov-01                 2.00%        1.90%
Dec-01                 1.75%        1.60%
Jan-02                 1.75%        1.10%
Feb-02                 1.75%        1.10%
Mar-02                 1.75%        1.50%
Apr-02                 1.75%        1.60%
May-02                 1.75%        1.20%
Jun-02                 1.75%        1.10%
Jul-02                 1.75%        1.50%
Aug-02                 1.75%        1.80%
Sep-02                 1.75%        1.50%
Oct-02                 1.75%        2.00%
Nov-02                 1.25%        2.20%
Dec-02                 1.25%        2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                                 A SHARES     B SHARES        C SHARES
--------------------------------------------------------------------------------------
Six-month total return based on NAV(1)            -14.58%      -14.92%         -14.90%
--------------------------------------------------------------------------------------
Six-month total return(2)                         -19.50%      -19.17%         -15.75%
--------------------------------------------------------------------------------------
One-year total return(2)                          -24.37%      -24.39%         -21.14%
--------------------------------------------------------------------------------------
Five-year average annual total return(2)           -1.99%       -1.83%          -1.58%
--------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         6.85%        6.24%(3)        6.72%
--------------------------------------------------------------------------------------
Commencement date                               10/18/93       8/1/95        10/18/93
--------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(3) REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SEVEN YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO THE FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.   PITTSTON CO. BRINKS GROUP         1.1%
     Develops and provides security services.

2.   COVENTRY HEALTHCARE               1.1%
     Provides health-care benefits and services to employer- and government-funded groups in the Midwest, Mid-Atlantic and Southeastern United States.

3.   ZIONS BANCORP                     1.1%
     Operates full-service banking offices and automatic teller machines in the western and southwestern states.

4.   SKY FINANCIAL GROUP               1.0%
     Provides health-care financial solutions exclusively to dental and medical professionals.

5.   NBTY                              1.0%
     Manufactures and sells vitamins and nutritional supplements.

6.   GOODRICH                          0.9%
     Offers a broad range of advanced systems, products and services for the aerospace industry.

7.   TELIK                             0.9%
     Discovers, develops and commercializes small-molecule drugs to treat cancer and other serious diseases.

8.   BOWATER                           0.9%
     Produces newsprint and market pulp, as well as other groundwood papers.

9.   BANKNORTH GROUP                   0.9%
     Provides banking and financial services in six northeastern states.

10.  SMURFIT-STONE CONTAINER           0.9%
     Produces paperboard and paper-based packaging products.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

[CHART]

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

                                     31-DEC-02   30-JUN-02
Financial Services                      29.3%      26.4%
Heavy Industry/ Transportation          15.3%      12.6%
Health Care                              9.4%      10.6%
Technology                               9.1%       6.3%
Energy                                   7.3%       5.6%

* SUBJECT TO CHANGE DAILY.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN AMERICAN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S SMALL/MID-CAP VALUE TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE WILLIAM GERLACH, MANAGING DIRECTOR; BRADLEY DANIELS, EXECUTIVE DIRECTOR; JAMES JOLINGER, EXECUTIVE DIRECTOR; AND MATTHEW TODOROW, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THE TEAM'S VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q    HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OF THE PAST YEAR?

A    This has been one of the most challenging markets we've seen in some time.
There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues and accounting irregularities dominated headlines. These factors, along with continued concern over terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. The economy also faced strong headwinds from excess capacity and burdensome debt levels at many companies. On a more positive note, we have witnessed some signs of stabilization in the economy in recent months.

Q    HOW DID THE FUND PERFORM?

A    For the six-month period ended December 31, 2002, the fund returned -14.58 percent. In comparison, the fund's benchmark index, the Russell 2500(R) Value Index returned -13.94 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF
5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

Q    WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A    We underweighted technology and other cyclical industries in light of their high valuations, current geopolitical ten-sions and ongoing economic uncertainty. We maintained a very diversified portfolio with small positions in industrial stocks and overweighted health care and consumer staples where earnings growth was the strongest. Many defensive sectors have performed well and the stocks now appear fairly valued.

Q    WHAT FACTORS HELPED PERFORMANCE DURING THIS PERIOD?

A    We were pleased with a number of our holdings in the biotechnology and pharmaceutical industries. Steris and InterMune benefited from strong new-product portfolios and an improving profit outlook. We still have exposure to these names but trimmed them over the period as their valuations increased. We believe the sector still possesses good earnings prospects.

     Another standout sector was financial services. We made sizable investments in such insurance companies as Everest Reinsurance, WR Berkley and Partner Reinsurance. These companies have regained pricing power after a four-year downturn and were well positioned to gain market share from weaker competitors. We were also pleased with our holdings in the banking industry which benefited from strong retail loan growth and improving margins. Doral Financial, New York Community Bank, Hibernia and Compass were all strong performers.

     The fund had considerable exposure to energy stocks which outperformed the broader market given its superior earnings visibility. We became more bullish on natural gas prices during the second half as we witnessed declining U.S. production and inventories. We were pleased with our positions in Pogo Producing, Patterson Energy and Cross Timbers Oil.

     The fund's transportation holdings also boosted performance. We avoided the airlines and emphasized the trucking industry where operators such as Roadway benefited from the failure of an important competitor.

     KEEP IN MIND NOT ALL STOCKS IN THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q    WHAT HOLDINGS FELL SHORT OF YOUR EXPECTATIONS?

A    The fund lost ground in part as a result of underweightings in technology and utilities, particularly in the fourth quarter when those sectors rebounded. The fund also suffered from poor stock selection in the retail sector, such as in the specialty stores Delias and Charlotte Russe and supermarket distributor Fleming, which suffered earnings disappointments. Holdings in the utility sector, such as Calpine, an independent power producer, also fared poorly. Flowserve, an industrial pump company, also detracted from performance, suffering from weak demand and excessive debt. Despite the technology sector's fourth-quarter rebound, a few holdings still fell short, including Brooks Automation, Fairchild Semiconductor and Cypress Semiconductor.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A    Over the last month or two we have grown more positive on the economy and the capital markets. We have seen signs of stabilization in the industrial economy. What gives us some degree of optimism is the view that much of the downturn in business confidence and investment has been more a result of recent geopolitical tensions, accounting scandals and corporate malfeasance, and less the product of structural problems with the economy, such as deflation. We believe corporate investment will slowly improve as these issues subside. Stronger replacement demand, particularly for industrial and technology goods, coupled with improving cost and capital management, should result in some earnings improvement over the coming year. Accommodative government policies, a weaker dollar and low interest rates should also support better economic activity. Additionally, the investment environment has become more constructive in recent months. Earnings expectations are generally more realistic, investor sentiment more conservative and availability of credit improved.

     Nonetheless, there are still a number of risks affecting economic recovery, including excess capacity in a number of industries, little pent-up demand for consumer goods, sluggish economic activity overseas and high energy prices. Overall, we anticipate that recovery in the economy and corporate profits will be very gradual and tepid over the next few years. Accordingly we are maintaining a diversified, slightly defensive tilt to the fund and avoiding any large sector allocations. We continue to focus on strong companies with stable or improving fundamentals and attractive valuations.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 847-2424 or writing to Van Kampen Investor Services at P.O. Box 947, Jersey City, NJ 07303-0947. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall rapidly when the economy weakens. Examples of cyclical industries include housing, automobiles and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include, among others, the utility, grocery, and pharmaceutical industries.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to its earnings, revenue, book value and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
COMMON STOCKS 99.3%
BASIC RESOURCES  7.0%
BASIC CHEMICALS  1.3%
Cambrex Corp.                                                   2,600      $     78,546
Engelhard Corp.                                                55,900         1,249,365
Hercules, Inc.(a)                                             168,500         1,482,800
Solutia, Inc.                                                 225,400           818,202
Wellman, Inc.                                                  46,000           620,540
                                                                           ------------
                                                                              4,249,453
                                                                           ------------
CONTAINERS  1.5%
Ball Corp.                                                     18,800           962,372
Owens-Illinois, Inc.(a)                                        85,400         1,245,132
Smurfit-Stone Container Corp.(a)                              188,000         2,893,508
                                                                           ------------
                                                                              5,101,012
                                                                           ------------
NON-FERROUS METALS  0.3%
Freeport-McMoRan Copper & Gold, Inc., Class B(a)               56,800           953,104
                                                                           ------------
PAPER  1.9%
Albany International Corp., Class A                            89,800         1,855,268
Boise Cascade Corp.                                            69,400         1,750,268
Bowater, Inc.                                                  70,800         2,970,060
                                                                           ------------
                                                                              6,575,596
                                                                           ------------
SPECIALTY CHEMICALS  0.6%
Cabot Corp.                                                    39,400         1,045,676
Pall Corp.                                                     57,900           965,772
                                                                           ------------
                                                                              2,011,448
                                                                           ------------
STEEL  1.4%
AK Steel Holding Corp.(a)                                     228,400         1,827,200
GrafTech International Ltd.(a)                                323,000         1,925,080
Steel Dynamics, Inc.(a)                                        84,700         1,018,941
                                                                           ------------
                                                                              4,771,221
                                                                           ------------
TOTAL BASIC RESOURCES                                                        23,661,834
                                                                           ------------
BEVERAGES & HOUSEHOLD PRODUCTS  0.7%
BEVERAGES  0.7%
Pepsi Bottling Group, Inc.                                     87,200         2,241,040
                                                                           ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       10

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
CONSUMER DURABLES 5.1%
AUTOMOTIVE RELATED  2.0%
BorgWarner, Inc.                                               24,200      $  1,220,164
Lear Corp.(a)                                                  52,400         1,743,872
SPX Corp.(a)                                                   31,900         1,194,655
Superior Industries International, Inc.                        43,300         1,790,888
Tower Automotive, Inc.(a)                                     201,300           905,850
                                                                           ------------
                                                                              6,855,429
                                                                           ------------
BUILDING & HOUSING  1.2%
Beazer Homes USA, Inc.(a)                                      25,000         1,515,000
KB Home                                                        26,100         1,118,385
Standard-Pacific Corp.                                         57,600         1,425,600
                                                                           ------------
                                                                              4,058,985
                                                                           ------------
FURNISHING & APPLIANCES  1.4%
Furniture Brands International, Inc.(a)                       103,600         2,470,860
Mohawk Industries, Inc.(a)                                     37,540         2,137,903
                                                                           ------------
                                                                              4,608,763
                                                                           ------------
RECREATION & TOYS  0.5%
Racing Champions Corp.(a)                                     124,400         1,698,060
                                                                           ------------
TOTAL CONSUMER DURABLES                                                      17,221,237
                                                                           ------------
CONSUMER SERVICES  4.2%
ENTERTAINMENT & LEISURE  2.8%
Action Performance Cos., Inc.                                  53,100         1,008,900
Argosy Gaming Co.(a)                                           95,500         1,807,815
Bally Total Fitness Holdings Co.(a)                           117,400           832,366
GTECH Holdings Corp.(a)                                       100,700         2,805,502
SCP Pool Corp.(a)                                              98,300         2,870,360
                                                                           ------------
                                                                              9,324,943
                                                                           ------------
PUBLISHING & BROADCASTING  1.4%
Cumulus Media, Inc., Class A(a)                               135,400         2,013,398
Gray Television, Inc.                                         156,900         1,529,775
Scholastic Corp.(a)                                            36,700         1,319,365
                                                                           ------------
                                                                              4,862,538
                                                                           ------------
TOTAL CONSUMER SERVICES                                                      14,187,481
                                                                           ------------
ENERGY  7.3%
NATURAL GAS  1.4%
Chesapeake Energy Corp.                                       315,100         2,438,874
MDU Resources Group, Inc.                                      64,300         1,659,583
Ultra Petroleum Corp.(a)                                       83,900           830,610
                                                                           ------------
                                                                              4,929,067
                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                       11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
OIL-DOMESTIC & CRUDE 2.8%
Noble Energy, Inc.                                             56,700      $  2,129,085
Pioneer Natural Resources Co.(a)                               87,500         2,209,375
Pogo Producing Co.                                             73,100         2,722,975
XTO Energy, Inc.                                               95,050         2,347,735
                                                                           ------------
                                                                              9,409,170
                                                                           ------------
OIL-OFFSHORE DRILLING  2.3%
Grant Prideco, Inc.(a)                                        108,000         1,257,120
Grey Wolf, Inc.(a)                                            399,400         1,593,606
Patterson UTI Energy, Inc.(a)                                  43,200         1,303,344
Pride International, Inc.(a)                                   82,700         1,232,230
Rowan Cos., Inc.                                              104,000         2,360,800
                                                                           ------------
                                                                              7,747,100
                                                                           ------------
OIL-WELL EQUIPMENT & SERVICES  0.8%
FMC Technologies, Inc.(a)                                      41,800           853,974
Tidewater, Inc.                                                58,900         1,831,790
                                                                           ------------
                                                                              2,685,764
                                                                           ------------
TOTAL ENERGY                                                                 24,771,101
                                                                           ------------
FINANCIAL SERVICES  29.3%
BANKS  9.6%
Associated Banc-Corp.                                          77,770         2,639,514
Banknorth Group, Inc.                                         129,700         2,931,220
Charter One Financial, Inc.                                    60,400         1,735,292
Compass Bancshares, Inc.                                       28,600           894,322
Cullen/Frost Bankers, Inc.                                     47,500         1,553,250
First Midwest Bancorp, Inc.                                    27,900           745,209
FirstMerit Corp.                                               73,400         1,589,844
FNB Corp.                                                      33,100           911,243
Hibernia Corp., Class A                                       148,500         2,860,110
Independence Community Bank Corp.                              67,600         1,715,688
Mercantile Bankshares Corp.                                    42,300         1,632,357
New York Community Bancorp, Inc.                               63,700         1,839,656
Provident Financial Group                                      71,200         1,853,336
R & G Financial Corp.                                          14,900           346,425
Sky Financial Group, Inc.                                     175,100         3,486,241
Trustmark Corp.                                                 5,700           135,261
Webster Financial Corp.                                        55,400         1,927,920
Zions Bancorp                                                  92,200         3,627,978
                                                                           ------------
                                                                             32,424,866
                                                                           ------------
CREDIT & FINANCE  3.1%
CIT Group, Inc(a)                                              53,600         1,050,560
Doral Financial Corp.                                          82,150         2,349,490

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       12

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
CREDIT & FINANCE (CONTINUED)
Downey Financial Corp.                                         70,700      $  2,757,300
Federal Agricultural Mortgage Corp., Class C(a)                28,500           873,240
GATX Corp.                                                     62,100         1,417,122
Radian Group, Inc.                                             54,600         2,028,390
                                                                           ------------
                                                                             10,476,102
                                                                           ------------
INSURANCE  7.3%
American Financial Group, Inc.                                 39,900           920,493
AON Corp.                                                      47,200           891,608
Everest Re Group Ltd. (Barbados)                               32,200         1,780,660
Gallagher (Arthur J.) & Co.                                    71,500         2,100,670
Horace Mann Educators Corp.                                    33,000           505,890
Hub International Ltd. (Canada)                               117,900         1,512,657
Nationwide Financial Services, Inc., Class A                   62,100         1,779,165
Ohio Casualty Corp.(a)                                        150,100         1,943,795
Philadelphia Consolidated Holding Corp.(a)                     28,300         1,001,820
Platinum Underwriters Holdings Ltd.(a) (Bermuda)               50,200         1,322,770
PMI Group, Inc.                                                33,100           994,324
Reinsurance Group of America, Inc.                             33,700           912,596
RLI Corp.                                                      38,700         1,079,730
Scottish Annuity & Life Holdings Ltd. (Bermuda)               125,200         2,184,740
Selective Insurance Group, Inc.                                43,900         1,105,402
Stancorp Financial Group                                       26,800         1,309,180
Transatlantic Holdings, Inc.                                   33,900         2,261,130
WR Berkley Corp.                                               25,700         1,017,977
                                                                           ------------
                                                                             24,624,607
                                                                           ------------
INVESTMENT BANKING & BROKERAGE  1.5%
Affiliated Managers Group, Inc.(a)                             50,500         2,540,150
Legg Mason, Inc.                                               30,600         1,485,324
Phoenix Companies, Inc.                                       122,000           927,200
                                                                           ------------
                                                                              4,952,674
                                                                           ------------
REAL ESTATE INVESTMENT TRUSTS  7.8%
AMB Property Corp.                                             37,400         1,023,264
Apartment Investment & Management Co., Class A                 61,300         2,297,524
Arden Realty, Inc.                                             17,200           380,980
Avalonbay Communities, Inc.                                    32,500         1,272,050
BRE Properties, Inc., Class A                                  22,800           711,360
Camden Property Trust                                          28,400           937,200
Catellus Development Corp.(a)                                  78,000         1,548,300
Developers Diversified Realty Corp.                            82,700         1,818,573

SEE NOTES TO FINANCIAL STATEMENTS

                                       13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Duke Realty Corp.                                              64,400      $  1,638,980
General Growth Properties, Inc.                                35,500         1,846,000
Kilroy Realty Corp.                                            37,400           862,070
Kimco Realty Corp.                                             45,900         1,406,376
Pan Pacific Retail Properties, Inc.                            19,800           723,294
Prentiss Properties Trust                                      33,900           958,692
ProLogis Trust                                                 81,700         2,054,755
PS Business Parks, Inc.                                        56,900         1,809,420
Reckson Associates Realty Corp.                                 5,400           113,670
Rouse Co. (The)                                                68,200         2,161,940
Trizec Canada, Inc. (Canada)                                   76,630           555,537
Trizec Properties, Inc.                                        80,869           759,360
United Dominion Realty Trust                                   75,800         1,240,088
                                                                           ------------
                                                                             26,119,433
                                                                           ------------
TOTAL FINANCIAL SERVICES                                                     98,597,682
                                                                           ------------
FOOD & TOBACCO  2.0%
FOOD PRODUCTS  1.5%
Fresh Del Monte Produce, Inc.                                  62,600         1,183,766
NBTY, Inc.(a)                                                 184,400         3,241,752
Pilgrim's Pride Corp.                                          87,200           715,040
                                                                           ------------
                                                                              5,140,558
                                                                           ------------
TOBACCO  0.5%
R.J. Reynolds Tobacco Holdings, Inc.                           39,400         1,659,134
                                                                           ------------
TOTAL FOOD & TOBACCO                                                          6,799,692
                                                                           ------------
HEALTH CARE  9.4%
DRUGS  3.9%
Barr Laboratories, Inc.(a)                                     26,300         1,711,867
Cephalon, Inc.(a)                                              30,300         1,474,640
Icos Corp.                                                     48,500         1,135,385
InterMune, Inc.(a)                                             43,200         1,102,032
Isis Pharmaceuticals, Inc.(a)                                 225,100         1,483,409
Scios, Inc.(a)                                                 50,800         1,655,064
Telik, Inc.(a)                                                261,700         3,051,422
Vertex Pharmaceuticals, Inc.(a)                                99,000         1,569,150
                                                                           ------------
                                                                             13,182,969
                                                                           ------------
HEALTH SERVICES  2.8%
Caremark Rx, Inc.(a)                                          146,800         2,385,500
Coventry Health Care, Inc.(a)                                 125,600         3,646,168
LifePoint Hospitals, Inc.(a)                                   45,000         1,346,895
Universal Health Services, Inc.(a)                             45,300         2,043,030
                                                                           ------------
                                                                              9,421,593
                                                                           ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       14

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
HEALTH TECHNOLOGY 1.7%
Conceptus, Inc.(a)                                            152,700      $  1,829,346
Regeneration Technologies, Inc.(a)                            128,200         1,297,256
St. Jude Medical, Inc.(a)                                      65,200         2,589,744
                                                                           ------------
                                                                              5,716,346
                                                                           ------------
HOSPITAL SUPPLIES  1.0%
NDCHealth Corp.                                                47,200           939,280
Steris Corp.(a)                                                97,900         2,374,075
                                                                           ------------
                                                                              3,313,355
                                                                           ------------
TOTAL HEALTH CARE                                                            31,634,263
                                                                           ------------
HEAVY INDUSTRY/TRANSPORTATION  15.3%
AEROSPACE  2.3%
Alliant TechSystems, Inc.(a)                                   17,900         1,116,065
DRS Technologies, Inc.(a)                                      61,300         1,920,529
Goodrich Corp.                                                172,300         3,156,536
Titan Corp.(a)                                                137,200         1,426,880
                                                                           ------------
                                                                              7,620,010
                                                                           ------------
AIR TRANSPORTATION  1.1%
AMR Corp.(a)                                                   69,400           458,040
Atlantic Coast Airlines Holdings, Inc.(a)                      75,800           911,874
Delta Airlines, Inc.                                           60,000           726,000
ExpressJet Holdings, Inc.(a)                                   36,800           377,200
SkyWest, Inc.                                                  90,100         1,177,607
                                                                           ------------
                                                                              3,650,721
                                                                           ------------
BUSINESS SERVICES  1.4%
Allied Waste Industries, Inc.(a)                              152,900         1,529,000
Diebold, Inc.                                                  29,600         1,220,112
Republic Services, Inc., Class A(a)                            52,700         1,105,646
United Rentals, Inc.                                            3,100            33,356
Viad Corp.                                                     33,700           753,195
                                                                           ------------
                                                                              4,641,309
                                                                           ------------
MACHINERY  3.1%
Circor International, Inc.                                      5,000            79,500
Cooper Industries Ltd., Class A (Bermuda)                      68,600         2,500,470
Cummins Engine Co., Inc.                                       59,800         1,682,174
Flowserve Corp.(a)                                            165,300         2,444,787
Navistar International Corp.(a)                               110,100         2,676,531
Robbins & Myers, Inc.                                          62,100         1,142,640
                                                                           ------------
                                                                             10,526,102
                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                       15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
MISCELLANEOUS INDUSTRIALS 4.5%
A.O. Smith Corp.                                                1,000      $     27,010
FMC Corp.(a)                                                   63,900         1,745,748
GenCorp, Inc.                                                 172,100         1,363,032
Insituform Technologies, Inc., Class A(a)                     127,900         2,180,695
Minerals Technologies, Inc.                                    44,300         1,911,545
Pittston Co. Brink's Group                                    205,700         3,801,336
Tetra Tech, Inc.(a)                                           101,500         1,238,300
Texas Industries, Inc.                                         51,400         1,249,020
Wabash National Corp.(a)                                      212,400         1,779,912
                                                                           ------------
                                                                             15,296,598
                                                                           ------------
RAILROADS  0.3%
RailAmerica, Inc.(a)                                          144,200         1,033,914
                                                                           ------------
SHIPPING & FREIGHT  2.6%
JB Hunt Transport Services, Inc.(a)                            29,500           864,350
Pacer International, Inc.(a)                                  152,300         2,025,590
SCS Transportation, Inc.(a)                                   167,700         1,661,907
U.S. Freightways Corp.                                         63,400         1,822,750
Yellow Corp.(a)                                                93,400         2,352,839
                                                                           ------------
                                                                              8,727,436
                                                                           ------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION                                          51,496,090
                                                                           ------------
RETAIL  5.3%
APPAREL  2.0%
Ann Taylor Stores Corp.                                        12,800           261,376
dELiA's Corp., Class A(a)                                     373,700           168,165
Pacific Sunwear of California(a)                              139,950         2,475,716
Quicksilver, Inc.(a)                                           78,600         2,095,476
Urban Outfitters, Inc.(a)                                      78,000         1,838,460
                                                                           ------------
                                                                              6,839,193
                                                                           ------------
DEPARTMENT STORES  0.7%
Stage Stores, Inc.(a)                                         113,000         2,377,520
                                                                           ------------
DISCOUNTERS  0.5%
Tuesday Morning Corp.(a)                                      105,000         1,795,500
                                                                           ------------
SPECIALTY STORES  2.1%
Electronic Boutique Holdings Corp.(a)                          49,600           784,176
Foot Locker, Inc.(a)                                          256,500         2,693,250
Gart Sports Co.(a)                                             60,000         1,161,000
GSI Commerce, Inc.(a)                                         108,600           396,390
Linens'n Things, Inc.(a)                                       86,500         1,954,900
                                                                           ------------
                                                                              6,989,716
                                                                           ------------
TOTAL RETAIL                                                                 18,001,929
                                                                           ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       16

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
TECHNOLOGY 9.1%
COMPUTERS & OFFICE EQUIPMENT  1.9%
3Com Corp.(a)                                                 217,000      $  1,004,710
Gateway, Inc.(a)                                              391,100         1,228,054
Ikon Office Solutions, Inc.                                   139,200           995,280
Overland Storage, Inc.(a)                                      68,900         1,004,631
Storage Technology Corp.(a)                                    50,600         1,083,852
Western Digital Corp.(a)                                      153,100           978,309
                                                                           ------------
                                                                              6,294,836
                                                                           ------------
ELECTRONICS  3.7%
Axcelis Technologies, Inc.(a)                                 150,500           844,154
ChipPAC, Inc., Class A(a)                                     256,000           908,800
Cypress Semiconductor Corp.(a)                                150,900           863,148
Fairchild Semiconductor International, Inc., Class A(a)        97,300         1,042,083
Integrated Device Technology, Inc.(a)                         138,600         1,160,082
International Rectifier Corp.(a)                               44,800           827,008
Kemet Corp.(a)                                                154,200         1,347,708
Kulicke & Soffa Industries, Inc.(a)                           118,100           675,532
Lam Research Corp.(a)                                          76,900           830,520
LSI Logic Corp.(a)                                            126,700           731,059
Photronics, Inc.(a)                                            89,400         1,224,780
SanDisk Corp.(a)                                               96,800         1,965,040
                                                                           ------------
                                                                             12,419,914
                                                                           ------------
SOFTWARE & SERVICES  2.6%
Autodesk, Inc.                                                 96,200         1,375,660
Citrix Systems, Inc.(a)                                        94,300         1,161,776
Compuware Corp.(a)                                            235,000         1,128,000
DST Systems, Inc.(a)                                           46,500         1,653,075
Factset Research Systems, Inc.                                 30,900           873,543
Henry (Jack) & Associates                                     114,300         1,376,172
JDA Software Group, Inc.(a)                                   128,200         1,238,412
                                                                           ------------
                                                                              8,806,638
                                                                           ------------
TELECOMMUNICATIONS EQUIPMENT  0.9%
Comverse Technology, Inc.(a)                                   99,700           998,994
Skyworks Solutions, Inc.(a)                                   243,369         2,097,841
                                                                           ------------
                                                                              3,096,835
                                                                           ------------
TOTAL TECHNOLOGY                                                             30,618,223
                                                                           ------------
UTILITIES  4.6%
ELECTRIC POWER  3.5%
Allete, Inc.                                                  101,800         2,308,824
Cleco Corp.                                                    43,800           613,200
DPL, Inc.                                                      71,766         1,100,890

SEE NOTES TO FINANCIAL STATEMENTS

                                       17

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
ELECTRIC POWER (CONTINUED)
OGE Energy Corp.                                              120,200      $  2,115,520
Pepco Holdings, Inc.                                          144,200         2,796,038
Pinnacle West Capital Corp.                                    47,600         1,622,684
PNM Resources, Inc.                                            52,800         1,257,696
                                                                           ------------
                                                                             11,814,852
                                                                           ------------
NATURAL GAS PIPELINES  0.5%
Questar Corp.                                                  56,100         1,560,702
                                                                           ------------
WATER UTILITIES  0.6%
Philadelphia Suburban Corp.                                   100,700         2,074,420
                                                                           ------------
TOTAL UTILITIES                                                              15,449,974
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  99.3%
    (Cost $353,305,076)                                                     334,680,546
                                                                           ------------
REPURCHASE AGREEMENT  2.3%
J.P. Morgan Securities, Inc. ($7,796,000 par collateralized
     by U.S. Government obligations in a pooled cash account,
     dated 12/31/02, to be sold on 1/2/03 at $7,796,368)
     (Cost $7,796,000)                                                        7,796,000
                                                                           ------------
TOTAL INVESTMENTS  101.6%
    (Cost $361,101,076)                                                     342,476,546

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.6)%                                (5,401,188)
                                                                           ------------

NET ASSETS  100%                                                           $337,075,358
                                                                           ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $361,101,076)                                              $342,476,546
Cash                                                                                      4,987
Receivables:
  Investments Sold                                                                    4,595,504
  Dividends                                                                             413,036
  Fund Shares Sold                                                                      324,505
  Interest                                                                                  184
Other                                                                                    46,855
                                                                                   ------------
    Total Assets                                                                    347,861,617
                                                                                   ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                             5,454,642
  Investments Purchased                                                               4,443,613
  Distributor and Affiliates                                                            306,948
  Investment Advisory Fee                                                               256,623
  Administrative Fee                                                                     89,750
  Directors' Fee                                                                          1,344
Accrued Expenses                                                                        181,676
Directors' Deferred Compensation and Retirement Plans                                    51,663
                                                                                   ------------
    Total Liabilities                                                                10,786,259
                                                                                   ------------
NET ASSETS                                                                         $337,075,358
                                                                                   ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)        $517,101,777
Accumulated Net Investment Loss                                                        (780,008)
Net Unrealized Depreciation                                                         (18,624,530)
Accumulated Net Realized Loss                                                      (160,621,881)
                                                                                   ------------
NET ASSETS                                                                         $337,075,358
                                                                                   ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $130,704,954 and 8,648,850 shares of beneficial interest issued and
    outstanding)                                                                   $      15.11
    Maximum sales charge (5.75%* of offering price)                                        0.92
                                                                                   ------------
    Maximum offering price to public                                               $      16.03
                                                                                   ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $146,824,055 and 10,171,807 shares of beneficial interest issued and
    outstanding)                                                                   $      14.43
                                                                                   ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $59,546,349 and 4,120,671 shares of beneficial interest issued and
    outstanding)                                                                   $      14.45
                                                                                   ============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $ 2,821)                            $  2,831,410
Interest                                                                                111,334
                                                                                   ------------
    Total Income                                                                      2,942,744
                                                                                   ------------
EXPENSES:
Investment Advisory Fee                                                               1,606,863
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $192,498, $799,094 and $321,471, respectively)                                   1,313,063
Administrative Fee                                                                      486,702
Shareholder Services                                                                     67,328
Custody                                                                                  31,061
Legal                                                                                    25,760
Directors' Fees and Related Expenses                                                     10,799
Other                                                                                   132,201
                                                                                   ------------
    Total Expenses                                                                    3,673,777
    Investment Advisory Fee Reduction                                                     3,641
    Less Credits Earned on Cash Balances                                                  3,575
                                                                                   ------------
    Net Expenses                                                                      3,666,561
                                                                                   ------------
NET INVESTMENT LOSS                                                                $   (723,817)
                                                                                   ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                                  $(32,136,272)
                                                                                   ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                            17,350,661
  End of the Period                                                                 (18,624,530)
                                                                                   ------------
Net Unrealized Depreciation During the Period                                       (35,975,191)
                                                                                   ------------
NET REALIZED AND UNREALIZED LOSS                                                   $(68,111,463)
                                                                                   ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                         $(68,835,280)
                                                                                   ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                 SIX MONTHS ENDED    YEAR ENDED
                                                                 DECEMBER 31, 2002  JUNE 30, 2002
                                                              -----------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                               $    (723,817)    $ (3,814,762)
Net Realized Loss                                                   (32,136,272)     (20,889,718)
Net Unrealized Depreciation During the Period                       (35,975,191)     (40,101,442)
                                                                  -------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                 (68,835,280)     (64,805,922)
                                                                  -------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                            50,760,813       69,400,488
Cost of Shares Repurchased                                         (114,999,848)    (240,840,954)
                                                                  -------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                  (64,239,035)    (171,440,466)
                                                                  -------------     ------------
TOTAL DECREASE IN NET ASSETS                                       (133,074,315)    (236,246,388)
NET ASSETS:

Beginning of the Period                                             470,149,673      706,396,061
                                                                  -------------     ------------
End of the Period (Including accumulated net investment
   loss of $(780,008) and $(56,191), respectively)                $ 337,075,358     $470,149,673
                                                                  =============     ============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                    ENDED                       YEAR ENDED JUNE 30,
                                  DECEMBER 31,    ----------------------------------------------
CLASS A SHARES                      2002(a)       2002(a)   2001(a)   2000(a)   1999(a)  1998(a)
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                         $17.68     $19.46    $23.03    $23.58    $21.34   $17.59
                                        ------     ------    ------    ------    ------   ------
  Net Investment
    Income/Loss                            -0-(d)   (0.05)    (0.02)    (0.08)     0.01    (0.02)
  Net Realized and Unrealized
    Gain/Loss                            (2.57)     (1.73)    (1.97)     1.09      3.43     4.84
                                        ------     ------    ------    ------    ------   ------
Total from Investment
  Operations                             (2.57)     (1.78)    (1.99)     1.01      3.44     4.82
                                        ------     ------    ------    ------    ------   ------
Less:
  Distributions from
    Net Investment Income                  -0-        -0-       -0-       -0-       -0-    (0.03)
  Distributions from
    Net Realized Gain                      -0-        -0-     (1.58)    (1.56)    (1.20)   (1.04)
                                        ------     ------    ------    ------    ------   ------
Total Distributions                        -0-        -0-     (1.58)    (1.56)    (1.20)   (1.07)
                                        ------     ------    ------    ------    ------   ------
NET ASSET VALUE, END
  OF THE PERIOD                         $15.11     $17.68    $19.46    $23.03    $23.58   $21.34
                                        ======     ======    ======    ======    ======   ======
Total Return*(b)                        -14.58%**   -9.14%    -8.47%     4.62%    17.41%   28.26%
Net Assets at End
  of the Period (In millions)           $130.7     $193.0    $323.9    $434.8    $343.0   $220.1
Ratio of Expenses to Average
  Net Assets*                             1.50%      1.46%     1.46%     1.47%     1.49%    1.50%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                             0.06%     (0.25)%   (0.13)%   (0.33)%    0.03    (0.09)%
Portfolio Turnover                          57%**     133%      211%      272%      283%     207%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets(c)                         1.50%       N/A       N/A       N/A       N/A     1.58%
Ratio of Net Investment Income/Loss
    to Average Net Assets(c)              0.06%       N/A       N/A       N/A       N/A    (0.18)%

**   NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) FOR THE SIX MONTHS ENDED DECEMBER 31, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.
(d)  AMOUNT IS LESS THAN $0.01 PER SHARE.
N/A NOT APPLICABLE

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                    ENDED                       YEAR ENDED JUNE 30,
                                  DECEMBER 31,    ----------------------------------------------
CLASS B SHARES                      2002(a)       2002(a)   2001(a)   2000(a)   1999(a)  1998(a)
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                         $16.95     $18.81    $22.48    $23.23    $21.20   $17.59
                                        ------     ------    ------    ------    ------   ------
  Net Investment Loss                    (0.05)     (0.18)    (0.17)    (0.25)    (0.14)   (0.17)
  Net Realized and Unrealized
    Gain/Loss                            (2.47)     (1.68)    (1.92)     1.06      3.37     4.83
                                        ------     ------    ------    ------    ------   ------
Total from Investment
  Operations                             (2.52)     (1.86)    (2.09)     0.81      3.23     4.66
                                        ------     ------    ------    ------    ------   ------
Less:
  Distributions from
    Net Investment Income                  -0-        -0-       -0-       -0-       -0-    (0.01)
  Distributions from
    Net Realized Gain                      -0-        -0-     (1.58)    (1.56)    (1.20)   (1.04)
                                        ------     ------    ------    ------    ------   ------
Total Distributions                        -0-        -0-     (1.58)    (1.56)    (1.20)   (1.05)
                                        ------     ------    ------    ------    ------   ------
NET ASSET VALUE, END
    OF THE PERIOD                       $14.43     $16.95    $18.81    $22.48    $23.23   $21.20
                                        ======     ======    ======    ======    ======   ======
Total Return*(b)                        -14.92%**   -9.84%    -9.20%     3.85%    16.50%   27.30%
Net Assets at End of
  the Period (In millions)              $146.8     $198.4    $263.9    $356.7    $341.9   $269.8
Ratio of Expenses to Average
  Net Assets*                             2.25%      2.21%     2.21%     2.21%     2.24%    2.25%
Ratio of Net Investment Loss
  to Average Net Assets*                 (0.69)%    (1.00)%   (0.88)%   (1.06)%   (0.72)%  (0.84)%
Portfolio Turnover                          57%**     133%      211%      272%      283%     207%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets(c)                         2.25%       N/A       N/A       N/A       N/A     2.33%
Ratio of Net Investment Loss
    to Average Net Assets(c)             (0.69)%      N/A       N/A       N/A       N/A    (0.93)%

**   NON-ANNUALIZED
(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) FOR THE SIX MONTHS ENDED DECEMBER 31, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT LOSS TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.
N/A  NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                    ENDED                       YEAR ENDED JUNE 30,
                                  DECEMBER 31,    ----------------------------------------------
CLASS C SHARES                      2002(a)       2002(a)   2001(a)   2000(a)   1999(a)  1998(a)
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                         $16.97     $18.82    $22.49    $23.24    $21.20   $17.59
                                        ------     ------    ------    ------    ------   ------
  Net Investment Loss                    (0.05)     (0.18)    (0.18)    (0.25)    (0.14)   (0.17)
  Net Realized and Unrealized
    Gain/Loss                            (2.47)     (1.67)    (1.91)     1.06      3.38     4.83
                                        ------     ------    ------    ------    ------   ------
Total from Investment
  Operations                             (2.52)     (1.85)    (2.09)     0.81      3.24     4.66
                                        ------     ------    ------    ------    ------   ------
Less:
  Distributions from
    Net Investment Income                  -0-        -0-       -0-       -0-       -0-    (0.01)
  Distributions from
    Net Realized Gain                      -0-        -0-     (1.58)    (1.56)    (1.20)   (1.04)
                                        ------     ------    ------    ------    ------   ------
Total Distributions                        -0-        -0-     (1.58)    (1.56)    (1.20)   (1.05)
                                        ------     ------    ------    ------    ------   ------
NET ASSET VALUE, END
    OF THE PERIOD                       $14.45     $16.97    $18.82    $22.49    $23.24   $21.20
                                        ======     ======    ======    ======    ======   ======
Total Return*(b)                        -14.90%**   -9.82%    -9.14%     3.80%    16.55%   27.28%
Net Assets at End of
  the Period (In millions)              $ 59.6     $ 78.8    $118.6    $192.7    $165.4   $127.4
Ratio of Expenses to
  Average Net Assets*                     2.25%      2.21%     2.21%     2.21%     2.24%    2.25%
Ratio of Net Investment Loss
  to Average Net Assets*                 (0.69)%    (1.00)%   (0.88)%   (1.06)%   (0.72)%  (0.84)%
Portfolio Turnover                          57%**     133%      211%      272%      283%     207%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to
    Average Net Assets(c)                 2.25%       N/A       N/A       N/A       N/A     2.33%
Ratio of Net Investment Loss
    to Average Net Assets(c)             (0.69)%      N/A       N/A       N/A       N/A    (0.92)%

**   NON-ANNUALIZED
(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) FOR THE SIX MONTHS ENDED DECEMBER 31, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT LOSS TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.
N/A  NOT APPLICABLE

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high total return by investing in equity securities of small-to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains or net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $124,747,170, which will expire between June 30, 2009 and June 30, 2010.

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                              $365,212,770
                                                                    ============
  Gross tax unrealized appreciation                                 $ 24,498,304
  Gross tax unrealized depreciation                                  (47,234,528)
                                                                    ------------
  Net tax unrealized depreciation on investments                    $(22,736,224)
                                                                    ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions and distributions received from real estate investment trusts.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $3,575 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $1 billion                                                        0.85%
Next $500 million                                                       0.80%
Over $1.5 billion                                                       0.75%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser" a wholly owned subsidiary of Morgan

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $3,641 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $10,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $15,300 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $67,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $41,139 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $209,741,315, $222,441,904 and
$84,918,558 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                      SHARES          VALUE
   Sales:
     Class A                                         3,001,080     $  45,608,641
     Class B                                           264,576         3,902,314
     Class C                                            85,660         1,249,858
                                                    ----------     -------------
   Total Sales                                       3,351,316     $  50,760,813
                                                    ==========     =============
   Repurchases:
     Class A                                        (5,267,240)    $ (79,964,783)
     Class B                                        (1,797,304)      (26,219,908)
     Class C                                          (606,306)       (8,815,157)
                                                    ----------     -------------
   Total Repurchases                                (7,670,850)    $(114,999,848)
                                                    ==========     =============

     At June 30, 2002, capital aggregated $244,097,457, $244,759,498 and
$92,483,857 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES          VALUE
   Sales:
     Class A                                         3,120,715     $  56,867,745
     Class B                                           577,606        10,169,991
     Class C                                           134,018         2,362,752
                                                   -----------     -------------
   Total Sales                                       3,832,339     $  69,400,488
                                                   ===========     =============
   Repurchases:
     Class A                                        (8,847,490)    $(158,493,086)
     Class B                                        (2,902,085)      (50,883,204)
     Class C                                        (1,793,163)      (31,464,664)
                                                   -----------     -------------
   Total Repurchases                               (13,542,738)    $(240,840,954)
                                                   ===========     =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 61,785 and 23,709 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                CONTINGENT DEFERRED SALES
                                                CHARGE AS A PERCENTAGE OF
                                              DOLLAR AMOUNT SUBJECT TO CHARGE
                                              -------------------------------
YEAR OF REDEMPTION                                 CLASS B       CLASS C
First                                               5.00%         1.00%
Second                                              4.00%         None
Third                                               3.00%         None
Fourth                                              2.50%         None
Fifth                                               1.50%         None
Thereafter                                          None          None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $8,900 and CDSC on redeemed shares of Classes B and C of approximately $197,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $209,830,462 and sales of $244,115,182 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $687,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $94,600. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $2,514,600 and $0 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]

- visit our Web site at vankampen.com -- to view a prospectus, select DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]

- call us at (800) 847-2424 Telecommunications Device for the Deaf (TDD) users, call (800)421-2833.

[ILLUSTRATION OF ENVELOPES]

-    e-mail us by visiting vankampen.com and selecting CONTACT US

* Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN AMERICAN VALUE FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                     Van Kampen Funds Inc.
                     1 Parkview Plaza, P.O. Box 5555
                     Oakbrook Terrace, IL 60181-5555
                     www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2003 Van Kampen Funds Inc. All rights reserved.
                     453, 553, 653                             Member NASD/SIPC.
                     MSAV SAR 2/03                               9459B03-AP-2/03

VAN KAMPEN
ASIAN EQUITY FUND
SEMIANNUAL REPORT

DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

TABLE OF CONTENTS

                                       OVERVIEW
                         LETTER TO SHAREHOLDERS                 1
                              ECONOMIC SNAPSHOT                 2

                            PERFORMANCE SUMMARY
                              RETURN HIGHLIGHTS                 4

                          PORTFOLIO AT A GLANCE
                               TOP TEN HOLDINGS                 5
                             TOP FIVE COUNTRIES                 5
               Q&A WITH YOUR PORTFOLIO MANAGERS                 6
                              GLOSSARY OF TERMS                 9

                                 BY THE NUMBERS
                        YOUR FUND'S INVESTMENTS                10
                           FINANCIAL STATEMENTS                14
                  NOTES TO FINANCIAL STATEMENTS                20

                         VAN KAMPEN INVESTMENTS
                 THE VAN KAMPEN FAMILY OF FUNDS                27
     BOARD OF DIRECTORS AND IMPORTANT ADDRESSES                28

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

     NOT FDIC INSURED.     MAY LOSE VALUE.     NO BANK GUARANTEE.

[SIDENOTE]

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003


Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)

Dec-00       1.10%
Mar-01      -0.60%
Jun-01      -1.60%
Sep-01      -0.30%
Dec-01       2.70%
Mar-02       5.00%
Jun-02       1.30%
Sep-02       4.00%
Dec-02       0.70%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

        INTEREST RATES      INFLATION
Dec-00            6.50%          3.40%
Jan-01            5.50%          3.70%
Feb-01            5.50%          3.50%
Mar-01            5.00%          2.90%
Apr-01            4.50%          3.30%
May-01            4.00%          3.60%
Jun-01            3.75%          3.20%
Jul-01            3.75%          2.70%
Aug-01            3.50%          2.70%
Sep-01            3.00%          2.60%
Oct-01            2.50%          2.10%
Nov-01            2.00%          1.90%
Dec-01            1.75%          1.60%
Jan-02            1.75%          1.10%
Feb-02            1.75%          1.10%
Mar-02            1.75%          1.50%
Apr-02            1.75%          1.60%
May-02            1.75%          1.20%
Jun-02            1.75%          1.10%
Jul-02            1.75%          1.50%
Aug-02            1.75%          1.80%
Sep-02            1.75%          1.50%
Oct-02            1.75%          2.00%
Nov-02            1.25%          2.20%
Dec-02            1.25%          2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                                 A SHARES     B SHARES     C SHARES
-----------------------------------------------------------------------------------
Six-month total return based on NAV(1)            -18.38%      -18.71%       -18.76%

Six-month total return(2)                         -23.06%      -22.77%       -19.57%

One-year total return(2)                          -19.15%      -19.20%       -15.73%

Five-year average annual total return(2)           -4.94%       -4.66%        -4.41%

Life-of-Fund average annual total return(2)        -5.77%      -11.64%(3)     -5.82%

Commencement date                                6/23/93       8/1/95       6/23/93

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(3) REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SEVEN YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO THE FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.   SAMSUNG ELECTRONICS                         10.2%
     Manufactures consumer and industrial electronic equipment.

2.   SK TELECOM                                   4.1%
     Provides wireless telecommunications services in Korea.

3.   HUTCHISON WHAMPOA                            3.7%
     Holds diversified worldwide interests in shipping, food processing, real estate, and telecommunications.

4.   TAIWAN SEMICONDUCTOR
     MANUFACTURING                                3.4%
     Designs and manufactures integrated circuits.

5.   SUN HUNG KAI PROPERTIES                      3.0%
     Develops real estate in Hong Kong and China.

6.   POSCO                                        2.8%
     A manufacturer of a broad line of steel products.

7.   SINGAPORE AIRLINES                           2.8%
     Provides international air transportation services, primarily in Asia.

8.   CHEUNG KONG HOLDINGS                         2.6%
     Holds diversified interests in China including real estate, telecommunications, and oil.

9.   CHINA MOBILE                                 2.5%
     Provides cellular telecommunications services in China.

10.  LG ELECTRONICS                               2.4%
     Manufacturer of electronics.

+ SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

[CHART]

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

                  31-DEC-02     30-JUN-02
Korea                 31.70%        29.80%
Hongkong              22.20%        25.70%
Taiwan                19.60%        16.60%
Singapore             11.50%        10.70%
Malaysia               5.70%         6.20%

*SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN ASIAN EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S EMERGING MARKETS TEAM. CURRENT MEMBERS(1) INCLUDE ASHUTOSH SINHA, MANAGING DIRECTOR; HAHN SULL, EXECUTIVE DIRECTOR; AND NARAYAN RAMACHANDRAN, MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q    WHAT WAS THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A    The last two quarters of 2002 comprised two distinct market environments within the emerging markets. The first three months of the period were dominated by a combination of geopolitical concerns as well as weakness in the U.S. economy. The latter factor hit the emerging markets particularly hard since, speaking broadly, they depend on exports to the developed markets for a significant component of their economic activity.

     After a weak three months, the global equity markets began to rally on October 10, 2002. Investor appetite began to return to equities, which many viewed as excessively cheap in the wake of the past year's selling. Emerging markets rallied along with the developed markets, and gained strongly through the end of November. While December saw more losses as geopolitical concerns returned to center stage, the emerging markets as a group ended the quarter with solid gains.

     Asian markets performed poorly across the board, with the two best-performing markets (Thailand and Malaysia) falling 7 percent and 8 percent, respectively, over the six-month period. Asian markets in general suffered steep losses in the third quarter, and were particularly hard hit by a combination of export weakness and concerns about the effects of terrorism and a potential war in Iraq.

     Most Asian markets rallied somewhat in the fourth quarter, though not enough to eradicate their third-quarter losses and nowhere near as much as other regions of the emerging markets. Those Asian markets that did well in the fourth quarter were ones who got the double benefit of improving export activity as well as domestic demand growth. Taiwan and South Korea benefited most from these trends in the fourth quarter. In both cases, low interest rates prompted the population to switch some of their assets from savings to consumption, which in turn boosted the two country's economies.

Q    HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A    For the six-month period ended December 31, 2002, the fund generated a total return of -18.38 percent. By comparison, the MSCI All-Country Far East

Free Ex-Japan Index posted a total return of -13.96 percent for the same period.

     PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX IS AN UNMANAGED, MARKET-CAPITALIZATION COMPOSED OF COMMON STOCK FROM INDONESIA, HONG KONG, THE PHILIPPINES, KOREA, TAIWAN AND THAILAND AND ASSUMES DIVIDENDS ARE REINVESTED. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.

Q    WHAT WERE THE KEY DRIVERS OF THE FUND'S RELATIVE PERFORMANCE?

A    The fund's underperformance relative to its benchmark was largely driven by stock selection. Within the Hong Kong market, for example, our analysis indicated that the real estate and banking sectors were likely to be key beneficiaries of an economic turnaround. We still believe that to be the case, though the fact that the turnaround took longer than expected to materialize had an impact on the portfolio. We also built a position in technology stocks in Singapore with similar expectations. These companies are well positioned for an eventual turnaround, though they were a drag on performance over the short term.

     On a more positive note, our stock selection in China was quite strong. Our analysis indicated that the country's largest stock, China Mobile, had questionable growth prospects and reported financials. This led us to underweight the stock and, by extension, the country. This decision was a boon to performance when China Mobile underperformed. The portfolio's overweightings in Thailand, Taiwan and Indonesia were also positives.

Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A    Broadly speaking, our strategy overall was to respect the volatility in the market and tread carefully. In both country and stock selection, we were highly deliberate in the decisions we made in structuring the portfolio.

     Within Asia, we downplayed countries that did not offer a compelling return for the level of risk. For example, we maintained a strategic underweighting to Malaysian stocks during the period. In spite of ongoing political uncertainty there, stock valuations there remain relatively high because of the scarcity of investable equities. We also kept the portfolio underweighted in Chinese stocks, as discussed. China was also rela-tively unappealing because it is a relatively defensive play within the emerging markets that generally lags other markets during a recovery. Given our expectations for eventual gains in the global economy, our analysis indicated that there were more promising places to invest.

     Key among these was Indonesia. The country features a number of factors that make it attractive according to our criteria, including a population with historically high savings rates. In times of falling interest rates, the incentive to save dwindles. This generally leads to higher domestic consumption, which in turns boosts the economy. This series of factors proved to be generally positive for Indonesia, and for Asian economies in general. We also overweighted Taiwan for similar reasons.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN THE COMING MONTHS?

A    We believe that the Asian markets are well positioned to deliver strong performance in the near future. The fundamentals are generally strong and improving, given the ongoing growth in domestic demand in many countries such as China, Indonesia and Taiwan. In addition to domestic growth, we believe the Asian economies are also poised to gain significantly from any growth in economic activity among the developed markets. While significant volatility is likely to persist along with geopolitical uncertainty, the Asian markets offer compelling opportunities for investors with a disciplined process and thorough research.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oak Brook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian economies are considered emerging markets.

PORTFOLIO: A collection of securities owned by an individual, institution or mutual fund that may include stocks, bonds and money-market securities.

TOTAL RETURN: A measurement of a stock's performance that encompasses all the elements of return: dividends, capital gain distributions and changes in net asset value.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent, large swings in price.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                           MARKET
DESCRIPTION                                                                  SHARES         VALUE
COMMON STOCKS 100.1%
CHINA 3.9%
Byd Co., Ltd. (a)                                                             66,000    $      132,872
China Mobile Ltd. (a)                                                        577,000         1,372,488
China Shipping Development Co.                                               209,000            43,684
China Southern Airlines Co., Ltd., Class H                                 1,000,000           269,282
Huaneng Power International, Inc., Class H                                   444,000           355,838
                                                                                        --------------
                                                                                             2,174,164
                                                                                        --------------
HONG KONG 22.2%
Cathay Pacific Airways Ltd.                                                  269,000           367,359
Cheung Kong Holdings Ltd.                                                    222,000         1,444,701
CNOOC Ltd.                                                                   367,500           478,313
Cosco Pacific Ltd.                                                           196,000           160,851
Esprit Holdings Ltd.                                                         328,000           553,081
Henderson Land Development Co., Ltd.                                         323,000           969,186
Hong Kong Exchanges & Clearing Ltd.                                          274,000           344,323
Hutchison Whampoa Ltd.                                                       325,930         2,039,544
Johnson Electric Holdings Ltd.                                               621,800           681,719
Li & Fung Ltd.                                                               654,000           620,581
QPL International Holdings Ltd. (a)                                          899,000           195,973
Sinopec Shanghai Petrochemical Co., Ltd. (a)                               1,171,000           177,185
SmarTone Telecommunications Holdings Ltd.                                    307,900           343,493
Sun Hung Kai Properties Ltd.                                                 285,000         1,688,402
Swire Pacific Ltd., Class A                                                  125,000           477,656
Techtronic Industries Co., Ltd.                                              464,000           440,290
Television Broadcasts Ltd.                                                   128,000           403,770
TPV Technology Ltd.                                                          991,000           305,653
Wharf Holdings Ltd.                                                          372,000           701,212
                                                                                        --------------
                                                                                            12,393,292
                                                                                        --------------
INDIA 0.0%
Hero Honda Motors Ltd.                                                           500             2,830
                                                                                        --------------
INDONESIA 3.9%
PT Astra International Tbk (a)                                             2,649,000           932,330
PT Bank Central Asia Tbk                                                     906,000           253,073
PT Bank Pan Indonesia Tbk (a)                                              2,624,000            52,773
PT Telekomunikasi Tbk                                                      1,638,000           704,614
Ramayana Lestari Sentosa Tbk                                                 926,000           261,246
                                                                                        --------------
                                                                                             2,204,036
                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                           MARKET
DESCRIPTION                                                                  SHARES         VALUE
KOREA 29.4%
CJ Home Shopping                                                               9,381    $      334,570
Daishin Securities Co., Ltd.                                                  29,410           354,591
Humax Co., Ltd.                                                               12,880           158,007
Hyundai Marine & Fire Insurance Co., Ltd.                                     11,380           242,750
Hyundai Mobis                                                                 49,630           912,216
Hyundai Motor Co., Ltd.                                                        9,510           222,505
Kookmin Bank                                                                  10,995           389,351
LG Chemical Ltd.                                                              13,990           478,896
LG Electronics, Inc. (a)                                                      37,920         1,320,430
LG Securities Co.                                                             31,378           351,863
Pantech Co., Ltd. (a)                                                         20,030           241,498
POSCO                                                                         15,670         1,559,007
Samsung Electronics Co.                                                       18,746         4,962,897
Samsung Securities Co., Ltd. (a)                                              32,260           779,267
Seoul Securities Co., Ltd.                                                    54,510           194,867
Shinhan Financial Group Co., Ltd.                                             76,490           799,693
Shinsegae Co., Ltd.                                                            2,690           339,071
SK Telecom Co., Ltd.                                                          11,940         2,305,350
Tong Yang Confectionery Corp.                                                  9,480           463,589
                                                                                        --------------
                                                                                            16,410,418
                                                                                        --------------
MALAYSIA 5.7%
AMMB Holdings Bhd                                                            217,000           217,000
Celcom Malaysia Bhd. (a)                                                     986,000           633,116
Gamuda Bhd                                                                   292,000           422,632
Magnum Corp., Bhd                                                            476,000           286,853
Malayan Banking Bhd                                                          325,600           634,063
Public Bank Bhd                                                              526,750           314,664
Resorts World Bhd                                                            133,000           327,250
S P Setia Bhd                                                                225,499           145,387
Tanjong Public Co., Ltd.                                                      72,000           162,947
                                                                                        --------------
                                                                                             3,143,912
                                                                                        --------------
PHILIPPINES 0.2%
Ayala Land, Inc.                                                           1,372,000           116,935
                                                                                        --------------
SINGAPORE 11.5%
CapitaLand Ltd.                                                              883,000           565,047
City Developments Ltd.                                                        94,000           225,435
DBS Group Holdings Ltd.                                                      129,661           822,248
Keppel Corp., Ltd.                                                           129,000           275,164
Neptune Orient Lines Ltd. (a)                                              1,365,000           723,971
Sembcorp Industries Ltd.                                                     838,000           379,240
Sembcorp Logistics Ltd.                                                      187,600           169,798
Singapore Airlines Ltd.                                                      261,000         1,534,763

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                           MARKET
DESCRIPTION                                                                  SHARES         VALUE
SINGAPORE (CONTINUED)
United Overseas Bank Ltd.                                                    117,156    $      796,980
Venture Manufacturing Ltd.                                                   115,800           927,949
                                                                                        --------------
                                                                                             6,420,595
                                                                                        --------------
TAIWAN 19.6%
Accton Technology Corp. (a)                                                  611,250           626,245
ASE Test Ltd. (a)                                                             17,800            71,200
Asustek Computer, Inc.                                                       189,173           333,032
Cathay Financial Holding Co., Ltd.                                           237,000           252,390
Chinatrust Financial Holding Co. (a)                                       1,238,285         1,011,355
CTCI Corp.                                                                   313,000           167,114
Eva Airways Corp. (a)                                                      1,285,528           543,521
Formosa Chemicals & Fibre Corp.                                              214,328           227,627
Formosa Plastics Corp.                                                       297,000           390,857
Hon Hai Precision Industry                                                   267,250           925,541
Largan Precision Co., Ltd.                                                    38,200           213,876
Lite-On Technology Corp.                                                     155,000           174,906
Novatek Microelectronics Corp., Ltd.                                         152,000           287,330
Phoenixtec Power Co., Ltd.                                                   332,000           251,994
Polaris Securities Co., Ltd. (a)                                             797,000           278,317
Premier Image Technology Corp.                                               395,000           609,885
Quanta Computer, Inc.                                                        366,712           603,249
Quanta Storage, Inc. (a)                                                      18,000           121,039
Siliconware Precision Industries Co. (a)                                     530,752           258,866
Sinopac Holdings Co. (a)                                                   1,420,964           596,682
Taishin Financial Holdings Co., Ltd. (a)                                   1,489,000           764,912
Taiwan Semiconductor Manufacturing Co., Ltd. (a)                           1,531,413         1,882,776
United MicroElectronics Corp. (a)                                            581,823           354,299
                                                                                        --------------
                                                                                            10,947,013
                                                                                        --------------
THAILAND 3.7%
Advanced Info Service Public Co., Ltd.                                       251,900           208,797
Bangkok Bank Public Co., Ltd. (a,b)                                          333,100           463,390
BEC World Public Co., Ltd. (b)                                                36,800           174,060
Land & House Company Ltd.                                                     75,900           141,664
Siam Cement Public Co., Ltd. (a)                                              24,400           663,037
Siam City Cement Public Co., Ltd. (b)                                         51,133           248,967
Thai Farmers Bank (a,b)                                                      253,700           176,466
                                                                                        --------------
                                                                                             2,076,381
                                                                                        --------------
TOTAL COMMON STOCKS 100.1%
    (Cost $50,069,264)                                                                      55,889,576
                                                                                        --------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                           MARKET
DESCRIPTION                                                                  SHARES         VALUE
PREFERRED STOCKS 2.3%
KOREA 2.3%
Daishin Securities Co., Ltd.                                                  36,410    $      227,169
Hyundai Motor Co., Ltd.                                                       28,620           335,415
Samsung Electronics Co.                                                        5,720           723,410
                                                                                        --------------
    (Cost $1,086,261)                                                                        1,285,994
                                                                                        --------------
TOTAL LONG-TERM INVESTMENTS 102.4%
    (Cost $51,155,525)                                                                      57,175,570
                                                                                        --------------
REPURCHASE AGREEMENT 0.2%
J.P. Morgan Securities, Inc. ($104,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    12/31/02, to be sold on 1/2/03 at $104,005)
    (Cost $104,000)                                                                            104,000
                                                                                        --------------
TOTAL INVESTMENTS 102.6%
    (Cost $51,259,525)                                                                      57,279,570

FOREIGN CURRENCY 0.4%
    (Cost $212,323)                                                                            212,408

LIABILITIES IN EXCESS OF OTHER ASSETS (3.0)%                                                (1,665,574)
                                                                                        --------------

NET ASSETS 100%                                                                         $   55,826,404
                                                                                        ==============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  SECURITY VALUED AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET          PERCENT OF
INDUSTRY                                                  VALUE          NET ASSETS
Financials                                             $16,886,822          30.2%
Information Technology                                  12,927,728          23.2
Consumer Discretionary                                   8,752,874          15.7
Industrials                                              7,755,473          13.9
Telecommunication Services                               5,809,357          10.4
Materials                                                3,745,576           6.7
Energy                                                     478,313           0.9
Consumer Staples                                           463,589           0.8
Utilities                                                  355,838           0.6
                                                       -----------         -----
                                                       $57,175,570         102.4%
                                                       ===========         =====

+    CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED
     INDUSTRIES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $51,259,525)                                                 $  57,279,570
Foreign Currency (Cost $212,323)                                                           212,408
Receivables:
  Investments Sold                                                                         167,314
  Fund Shares Sold                                                                          58,277
  Dividends                                                                                  3,189
  Foreign Withholding Tax Reclaim                                                               84
  Interest                                                                                       3
Other                                                                                       32,725
                                                                                     -------------
    Total Assets                                                                        57,753,570
                                                                                     -------------
LIABILITIES:
Payables:
  Investments Purchased                                                                  1,368,630
  Fund Shares Repurchased                                                                  129,307
  Distributor and Affiliates                                                                49,498
  Administrative Fee                                                                        13,604
  Deferred Country Tax                                                                       2,964
  Investment Advisory Fee                                                                    1,760
  Directors' Fee                                                                               226
Accrued Expenses                                                                           324,007
Directors' Deferred Compensation and Retirement Plans                                       37,170
                                                                                     -------------
    Total Liabilities                                                                    1,927,166
                                                                                     -------------
NET ASSETS                                                                           $  55,826,404
                                                                                     =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)          $ 168,722,455
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations*                                                         6,008,629
Accumulated Net Investment Loss                                                           (422,859)
Accumulated Net Realized Loss                                                        $(118,481,821)
                                                                                     -------------
NET ASSETS                                                                           $  55,826,404
                                                                                     =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $32,023,329 and 4,683,562 shares of beneficial interest issued and
    outstanding)                                                                     $        6.84
    Maximum sales charge (5.75%** of offering price)                                          0.42
                                                                                     -------------
    Maximum offering price to public                                                 $        7.26
                                                                                     =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $12,900,009 and 2,006,803 shares of beneficial interest issued and
    outstanding)                                                                     $        6.43
                                                                                     =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $10,903,066 and 1,702,006 shares of beneficial interest issued and
    outstanding)                                                                     $        6.41
                                                                                     =============

*    NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $2,964

**   ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $36,442)                               $    425,571
Interest                                                                                    29,061
                                                                                      ------------
    Total Income                                                                           454,632
                                                                                      ------------
EXPENSES:
Investment Advisory Fee                                                                    310,907
Custody                                                                                    197,760
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $42,540, $77,969 and $62,776, respectively)                                           183,285
Administrative Fee                                                                          79,571
Country Tax Expense                                                                         43,221
Shareholder Services                                                                        33,093
Legal                                                                                        8,929
Directors' Fees and Related Expenses                                                         5,945
Other                                                                                       80,251
                                                                                      ------------
    Total Expenses                                                                         942,962
    Investment Advisory Fee Reduction                                                      204,114
    Less Credits Earned on Cash Balances                                                     4,064
                                                                                      ------------
    Net Expenses                                                                           734,784
                                                                                      ------------
NET INVESTMENT LOSS                                                                   $   (280,152)
                                                                                      ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                         $ (3,327,306)
  Foreign Currency Transactions                                                           (198,769)
                                                                                      ------------
Net Realized Loss                                                                       (3,526,075)
                                                                                      ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                               13,269,144
  End of the Period:
    Investments                                                                          6,020,045
    Foreign Currency Translations                                                          (11,416)
                                                                                      ------------
                                                                                         6,008,629
                                                                                      ------------
Net Unrealized Depreciation During the Period                                           (7,260,515)
                                                                                      ------------
NET REALIZED AND UNREALIZED LOSS                                                      $(10,786,590)
                                                                                      ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                            $(11,066,742)
                                                                                      ============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                      SIX MONTHS ENDED     YEAR ENDED
                                                                      DECEMBER 31, 2002   JUNE 30, 2002
                                                                      -----------------   -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                                    $    (280,152)     $    (372,597)
Net Realized Loss                                                         (3,526,075)        (2,149,334)
Net Unrealized Appreciation/Depreciation During the
  Period                                                                  (7,260,515)         7,806,522
                                                                       -------------      -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                      (11,066,742)         5,284,591
                                                                       -------------      -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                136,918,141        246,142,484
Cost of Shares Repurchased                                              (139,599,594)      (269,325,394)
                                                                       -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                        (2,681,453)       (23,182,910)
                                                                       -------------      -------------
TOTAL DECREASE IN NET ASSETS                                             (13,748,195)       (17,898,319)
NET ASSETS:
Beginning of the Period                                                   69,574,599         87,472,918
                                                                       -------------      -------------
End of the Period (Including accumulated net investment
  loss of $(422,859) and $(142,707),respectively)                      $  55,826,404      $  69,574,599
                                                                       =============      =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                              SIX MONTHS
CLASS A SHARES                   ENDED                   YEAR ENDED JUNE 30,
                               DECEMBER 31,-------------------------------------------------------
                                 2002(a)    2002(a)    2001(a)      2000(a)    1999(a)    1998(a)
                             ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $8.38      $7.92      $13.06      $11.48     $ 6.53      $16.62
                                   -----      -----      ------      ------     ------      ------
  Net Investment
    Income/Loss                    (0.02)     (0.01)      (0.05)      (0.08)      0.02       (0.04)
  Net Realized and Unrealized
    Gain/Loss                      (1.52)      0.47       (5.09)       1.66       4.93      (10.03)
                                   -----      -----      ------      ------     ------      ------
Total From Investment
  Operations                       (1.54)      0.46       (5.14)       1.58       4.95      (10.07)
                                   -----      -----      ------      ------     ------      ------
Less Distributions from
  Net Realized Gain                  -0-        -0-         -0-         -0-        -0-       (0.02)
                                   -----      -----      ------      ------     ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                    $6.84      $8.38      $ 7.92      $13.06     $11.48      $ 6.53
                                   =====      =====      ======      ======     ======      ======
Total Return* (b)                 -18.38%**    5.54%     -39.11%      13.49%     75.69%     -60.57%
Net Assets at End of
  the Period (In millions)         $32.0      $36.3      $ 48.6      $ 76.3     $ 88.8      $ 47.1
Ratio of Expenses to Average
  Net Assets*                       2.06%      2.03%       2.02%       1.92%      1.95%       1.90%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                      (0.60)%    (0.13)%     (0.50)%     (0.66)%     0.28%      (0.39)%
Portfolio Turnover                    95%**     128%        125%        108%       138%        130%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                        2.69%      2.38%       2.13%       2.02%      2.03%       2.21%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                       (1.23)%    (0.48)%     (0.61)%     (0.76)%     0.20%      (0.53)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest Expense  1.90%      1.90%       1.90%       1.90%      1.90%       1.90%

**   NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                               SIX MONTHS
                                 ENDED                     YEAR ENDED JUNE 30,
CLASS A SHARES                 DECEMBER 31, ------------------------------------------------------
                                 2002(a)     2002(a)    2001(a)      2000(a)    1999(a)     1998(a)
                              --------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $7.91      $7.52      $12.43      $11.01     $ 6.31      $16.17
                                   -----      -----      ------      ------     ------      ------
  Net Investment Loss              (0.05)     (0.07)      (0.12)      (0.17)     (0.03)      (0.10)
  Net Realized and Unrealized
    Gain/Loss                      (1.43)      0.46       (4.79)       1.59       4.73       (9.74)
                                   -----      -----      ------      ------     ------      ------
Total From Investment
  Operations                       (1.48)      0.39       (4.91)       1.42       4.70       (9.84)
                                   -----      -----      ------      ------     ------      ------
Less Distributions from
  Net Realized Gain                  -0-        -0-         -0-         -0-        -0-       (0.02)
                                   -----      -----      ------      ------     ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                    $6.43      $7.91      $ 7.52      $12.43     $11.01      $ 6.31
                                   =====      =====      ======      ======     ======      ======
Total Return* (b)                 -18.71%**    5.19%     -39.45%      12.81%     74.48%     -60.89%
Net Assets at End of
  the Period (In millions)         $12.9      $18.7      $ 21.6      $ 45.8     $ 42.9      $ 26.1
Ratio of Expenses to Average
  Net Assets*                       2.81%     2.77%        2.77%       2.67%      2.70%       2.65%
Ratio of Net Investment
  Loss to Average
  Net Assets*                      (1.34)%    (0.94)%     (1.30)%     (1.42)%    (0.44)%     (1.01)%
Portfolio Turnover                    95%**     128%        125%        108%       138%        130%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                        3.44%      3.13%       2.92%       2.77%      2.78%       2.96%
Ratio of Net Investment
  Loss to Average
  Net Assets                       (1.97)%    (1.30)%     (1.45)%     (1.52)%    (0.52)%     (1.15)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest Expense  2.65%      2.65%       2.65%       2.65%      2.65%       2.65%

**   NON-ANNUALIZED
(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                              SIX MONTHS
                                 ENDED                    YEAR ENDED JUNE 30,
CLASS A SHARES                 DECEMBER 31,-------------------------------------------------------
                                2002(a)     2002(a)    2001(a)      2000(a)    1999(a)     1998(a)
                             ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $7.89      $7.50      $12.39      $10.97     $ 6.29      $16.14
                                   -----      -----      ------      ------     ------      ------
  Net Investment Loss              (0.05)     (0.07)      (0.12)      (0.17)     (0.04)      (0.12)
  Net Realized and Unrealized
    Gain/Loss                      (1.43)      0.46       (4.77)       1.59       4.72       (9.71)
                                   -----      -----      ------      ------     ------      ------
Total From Investment
  Operations                       (1.48)      0.39       (4.89)       1.42       4.68       (9.83)
                                   -----      -----      ------      ------     ------      ------
Less Distributions from
  Net Realized Gain                  -0-        -0-         -0-         -0-        -0-       (0.02)
                                   -----      -----      ------      ------     ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                    $6.41      $7.89      $ 7.50      $12.39     $10.97      $ 6.29
                                   =====      =====      ======      ======     ======      ======
Total Return* (b)                 -18.76%**    5.20%     -39.37%      12.76%     74.13%     -60.88%
Net Assets at End
of the Period (In millions)        $10.9      $14.6      $ 17.3      $ 38.9     $ 40.7      $ 28.8
Ratio of Expenses to
  Average Net Assets*               2.82%      2.77%       2.77%       2.67%      2.70%       2.65%
Ratio of Net Investment
  Loss to Average
  Net Assets*                      (1.35)%    (0.94)%     (1.31)%     (1.43)%    (0.48)%     (1.17)%
Portfolio Turnover                    95%**     128%        125%        108%       138%        130%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                        3.44%      3.13%       2.92%       2.77%      2.78%       2.96%
Ratio of Net Investment
  Loss to Average
  Net Assets                       (1.97)%    (1.30)%     (1.46)%     (1.53)%    (0.56)%     (1.31)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest Expense  2.65%      2.65%       2.65%       2.65%      2.65%       2.65%

**   NON-ANNUALIZED
(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Asian Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $110,931,930, which will expire between June 30, 2006 and June 30, 2010.

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                         $55,000,236
                                                               -----------
  Gross tax unrealized appreciation                            $ 5,109,412
  Gross tax unrealized depreciation                             (2,830,078)
                                                               -----------
  Net tax unrealized appreciation on investments               $ 2,279,334
                                                               ===========

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $4,064 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

  AVERAGE DAILY NET ASSETS                                         % PER ANNUM
  First $500 million                                                  1.00%
  Next $500 million                                                   0.95%
  Over $1 billion                                                     0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $204,114 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $1,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $7,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $33,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $27,442 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $44,509.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $73,430,068, $45,214,309 and
$50,078,078 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                   SHARES             VALUE
   Sales:
     Class A                                      18,577,809    $ 135,151,220
     Class B                                         103,474          757,461
     Class C                                         143,724        1,009,460
                                                  ----------    -------------
   Total Sales                                    18,825,007    $ 136,918,141
                                                  ==========    =============

   Repurchases:
     Class A                                     (18,226,099)   $(134,404,723)
     Class B                                        (460,782)      (3,206,033)
     Class C                                        (289,044)      (1,988,838)
                                                  ----------    -------------
   Total Repurchases                             (18,975,925)   $(139,599,594)
                                                 ===========    =============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     At June 30, 2002, capital aggregated $72,683,571, $47,662,881 and
$51,057,456 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                     SHARES       VALUE
      Sales:
       Class A                                    31,776,794    $ 236,619,844
       Class B                                       170,904        1,327,815
       Class C                                     1,120,918        8,194,825
                                                  ----------    -------------
      Total Sales                                 33,068,616    $ 246,142,484
                                                  ==========    =============
      Repurchases:
       Class A                                   (33,583,855)   $(252,691,321)
       Class B                                      (673,012)      (4,970,699)
       Class C                                    (1,576,717)     (11,663,374)
                                                 -----------    -------------
      Total Repurchases                          (35,833,584)   $(269,325,394)
                                                 ===========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 72,373 and 5,840 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC.

     The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                 CONTINGENT DEFERRED SALES CHARGE
                                                     AS A PERCENTAGE OF DOLLAR
                                                     AMOUNT SUBJECT TO CHARGE
                                                 --------------------------------
YEAR OF REDEMPTION                                       CLASS B      CLASS C
First                                                     5.00%        1.00%
Second                                                    4.00%        None
Third                                                     3.00%        None
Fourth                                                    2.50%        None
Fifth                                                     1.50%        None
Thereafter                                                None         None

For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $6,500 and CDSC on redeemed shares of Classes B and C of approximately $24,700. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

4. INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $57,856,347 and sales of $55,502,968 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

   Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $66,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $11,400. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $2,345,900 and $1,852,200 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
   vankampen.com --
   to view a prospectus, select [ILLUSTRATION OF COMPUTER]
   DOWNLOAD FUND INFO

-  call us at (800) 847-2424
   Telecommunications
   Device for the Deaf (TDD) [ILLUSTRATION OF PHONE] users, call (800)421-2833.

-  e-mail us by visiting
   vankampen.com and
   selecting CONTACT US [ILLUSTRATION OF ENVELOPES]

*  Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN ASIAN EQUITY FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                    Van Kampen Funds Inc.
                    1 Parkview Plaza, P.O. Box 5555
                    Oakbrook Terrace, IL 60181-5555
                    www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]


                    Copyright (c)2003 Van Kampen Funds Inc. All rights reserved.
                    452, 552, 652        Member NASD/SIPC.
                    MSAG SAR 2/03        9461B03-AP-2/03

VAN KAMPEN
EMERGING MARKETS FUND
SEMIANNUAL REPORT

DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

                                TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS     1
                         ECONOMIC SNAPSHOT     2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS     4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS     5
                        TOP FIVE COUNTRIES     5
          Q&A WITH YOUR PORTFOLIO MANAGERS     6
                         GLOSSARY OF TERMS    10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS    11
                      FINANCIAL STATEMENTS    18
             NOTES TO FINANCIAL STATEMENTS    24

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS    31
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    32

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.


            NOT FDIC INSURED.   MAY LOSE VALUE.   NO BANK GUARANTEE.

[SIDENOTE]

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)


Dec-00       1.10%
Mar-01      -0.60%
Jun-01      -1.60%
Sep-01      -0.30%
Dec-01       2.70%
Mar-02       5.00%
Jun-02       1.30%
Sep-02       4.00%
Dec-02       0.70%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

            INTEREST RATES    INFLATION
Dec-00                6.50%        3.40%
Jan-01                5.50%        3.70%
Feb-01                5.50%        3.50%
Mar-01                5.00%        2.90%
Apr-01                4.50%        3.30%
May-01                4.00%        3.60%
Jun-01                3.75%        3.20%
Jul-01                3.75%        2.70%
Aug-01                3.50%        2.70%
Sep-01                3.00%        2.60%
Oct-01                2.50%        2.10%
Nov-01                2.00%        1.90%
Dec-01                1.75%        1.60%
Jan-02                1.75%        1.10%
Feb-02                1.75%        1.10%
Mar-02                1.75%        1.50%
Apr-02                1.75%        1.60%
May-02                1.75%        1.20%
Jun-02                1.75%        1.10%
Jul-02                1.75%        1.50%
Aug-02                1.75%        1.80%
Sep-02                1.75%        1.50%
Oct-02                1.75%        2.00%
Nov-02                1.25%        2.20%
Dec-02                1.25%        2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                                   A SHARES     B SHARES      C SHARES
--------------------------------------------------------------------------------------
Six-month total return based on NAV(1)              -10.69%      -10.90%       -10.99%

Six-month total return(2)                           -15.84%      -15.36%       -11.88%

One-year total return(2)                            -12.14%      -12.09%        -8.49%

Five-year average annual total return(2)             -5.37%       -5.15%        -4.83%

Life-of-Fund average annual total return(2)          -4.49%       -3.86%(3)     -4.48%

Commencement date                                   7/6/94       8/1/95        7/6/94

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(3) REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SEVEN YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO THE FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.  SAMSUNG ELECTRONICS             8.7%
    Manufactures consumer and industrial electronic equipment.

2.  ANGLO AMERICAN                  4.0%
    Mines for gold, platinum, coal and other materials worldwide.

3.  TAIWAN SEMICONDUCTOR
    MANUFACTURING                   2.8%
    Designs and manufactures integrated circuits.

4.  SK TELECOM                      2.6%
    Provides wireless telecommunications services in Korea.

5.  TELEFONOS DE MEXICO (TELMEX)    2.6%
    Provides telecommunications services to residents of Mexico.

6.  TEVA PHARMACEUTICAL INDUSTRIES  2.0%
    Develops, manufactures and markets pharmaceutical products worldwide.

7.  POSCO                           1.9%
    A manufacturer of a broad line of steel products.

8.  CHINA MOBILE                    1.8%
    Provides cellular telecommunications services in China.

9.  AMERICA MOVIL                   1.6%
    Provides wireless communications services in South America.

10. LUKOIL                          1.6%
    Russia's leading vertically-integrated oil company.

+ SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

[CHART]

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

                 31-DEC-02  30-JUN-02
Korea                21.70%     23.60%
Taiwan               13.80%     12.30%
South Africa         13.10%     10.70%
Mexico                7.80%      9.10%
Russia                6.10%      6.10%

*   SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM FOR THE VAN KAMPEN EMERGING MARKETS FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE SUBADVISER'S EMERGING MARKETS TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE NARAYAN RAMACHANDRAN, MANAGING DIRECTOR, RUCHIR SHARMA, MANAGING DIRECTOR, AND ASHUTOSH SINHA, MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q   WHAT WAS THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A   The last two quarters of 2002, comprised two distinct market environments within the emerging markets. The first three months of the period were dominated by a combination of geopolitical concerns as well as weakness in the U.S. economy. The latter factor hit the emerging markets particularly hard since, speaking broadly, they depend on exports to the developed markets for a significant component of their economic activity.

    After a weak three months, the global equity markets began to rally on October 10, 2002. Investor appetite began to return to equities, which many viewed as excessively cheap in the wake of the past year's selling. Emerging markets rallied along with the developed markets, and gained strongly through the end of November. While December saw more losses as geopolitical concerns returned to center stage, the emerging markets as a group ended the quarter with solid gains.

    Market dynamics were widely divergent at the regional level. Asian markets performed poorly across the board, with the two best-performing markets (Thailand and Malaysia) falling 7 percent and 8 percent, respectively. Most of the region's markets did badly in the third quarter. Asian markets that did well in the fourth quarter were those like South Korea and Taiwan that gained from a combination of export growth as well as strong domestic demand.

    The Latin American markets fared better in the period, with strong gains in the fourth quarter. It's important to note, however, that many of those gains came after periods of deep losses caused by economic and political concerns in the region's largest markets. As a result, some of the best performers during the period were among the worst performers for the year. Argentina was a perfect example. The country was the best performer during the period, with a gain of 40 percent. Even with that gain, however, Argentina was down by more than 51 percent for the year. Brazil followed a fairly similar pattern, incurring steep losses leading up to the November election only to regain some lost ground.

Q   HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A   For the six-month period ended December 31, 2002, the fund generated a total return of -10.69 percent. By comparison, the MSCI Emerging Markets Free Gross Index and MSCI Emerging Markets Free Net Index (MSCI EMF Net) posted total returns of -12.80 percent and -7.95 percent, respectively, for the same period.

    PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 4.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/ REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    THE MSCI EMF GROSS AND THE MSCI EMF NET ARE FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDICES WHICH ARE DESIGNED TO MEASURE EQUITY MARKET PERFORMANCE IN THE GLOBAL EMERGING MARKETS. THE RETURN DATA ARE BASED ON THE SAME UNDERLYING PORTFOLIO WITH DIFFERENT ASSUMPTIONS REGARDING WITHHOLDING TAXES AND THUS DIFFERENT DIVIDEND AMOUNTS AVAILABLE FOR REINVESTMENT. THE MSCI EMF GROSS ASSUMES THE MAXIMUM POSSIBLE DIVIDEND REINVESTMENT WHEREAS THE MSCI EMF NET IS AFTER THE DEDUCTION OF WITHHOLDING TAX AND APPROXIMATES THE MINIMUM POSSIBLE DIVIDEND REINVESTMENT. THE MSCI EMF NET COMMENCED AS OF JANUARY 1, 2001; RETURNS INCLUDING PERIODS PRIOR TO JANUARY 1, 2001 ARE CALCULATED USING THE RETURN DATA OF MSCI EMF GROSS THROUGH DECEMBER 31, 2000 AND THE RETURN DATA OF MSCI EMF NET SINCE JANUARY 1, 2001. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. FOR ADDITIONAL PERFORMANCE RESULTS, PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4.

Q   WHAT WERE THE KEY DRIVERS OF THE FUND'S RELATIVE PERFORMANCE?

A   During the period under review, the fund underperformed its benchmark due to stock selection in Russia and Malaysia. Country allocations to Brazil and Turkey also hurt performance. In Russia, our decision to reduce exposure in UES, Russia's national power utility, hindered fund performance as UES outperformed during the period. We had reduced the fund's position in UES as we felt its valuation and growth prospects were less attractive than other oil and gas stocks.

    In Malaysia, the fund's exposure to domestically oriented sectors, an area that has been hit hard given the slowdown in the domestic economy, detracted from performance. Malaysia's economy, largely driven by its export sector, has been slow to recover due to weak global demand.

    Both Turkey and Brazil had high-profile elections in November of 2002. In both cases, we kept the fund at an underweighted position going into the election. While the fund lost some relative performance ground when those markets soared after their elections, the uncertainty surrounding the potential outcomes in each case made us uncomfortable with investing heavily before there was greater political visibility.

    On a more positive note, several of the fund's positions were beneficial to performance. For example, our analysts disagreed with the market's consensus on the quality of China Mobile's (the largest Chinese stock) profit numbers and growth prospects. We underweighted the stock, which proved to be a good decision as it underperformed. We also overweighted Israeli technology and pharmaceutical companies whose growth was export-based. These companies performed strongly and added to the fund's performance.

    KEEP IN MIND THAT NOT ALL SECURITIES HELD BY THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE SECURITIES WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q   WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A   Broadly speaking, our strategy overall was to respect the volatility in the market and tread carefully. One of the main ways we did this was to be careful to avoid extremely large positions where our conviction level was low and focus on earnings visibility as a driver of medium-term returns. In both country and stock selection, we were highly deliberate in the decisions we made in structuring the portfolio.

    The fund's largest regional exposure continued to be in Asia, though at 55 percent of holdings the fund was roughly neutral to its benchmark. Within Asia, we downplayed countries that, in our view, did not offer a compelling return for the level of risk. For example, the fund maintained a strategic underweighting to Malaysian stocks during the period. In spite of ongoing political uncertainty there, stock valuations remain relatively high because of the scarcity of investable equities. We also kept the portfolio underweighted in Chinese stocks, largely because we did not see value in China Mobile given the company's fundamentals. China is also a relatively defensive play within the emerging markets because of its size and the scope of domestic demand. As such, it generally lags other markets during a recovery. Given our expectations for eventual gains in the global economy, our analysis indicated that there were more promising places to invest.

    Key among these for this fund was Indonesia. The country features a number of factors that make it attractive according to our criteria, including a population with historically high savings rates. In times of falling interest rates, the incentive to save dwindles. This generally leads to higher domestic consumption, which in turns boosts the economy. This series of factors proved to be generally positive for Indonesia, and for Asian economies in general.

    By contrast, we kept the fund underweighted in most Latin American markets. While each market has its own dynamic, they are as a group dependent on foreign capital to finance a significant portion of their economic activity. In an environment of weak capital flows, such as we saw for most of 2002, this made the Latin American markets on the whole an unappealing investment. The situation was even worse for markets like Brazil and Argentina that faced economic crisis. We kept the fund underweighted in

Brazil as a result, and out of every other market with the exception of Mexico. That market's ties to the U.S. economy makes it an especially attractive place to invest. Our analysts were able to identify several companies with strong domestic demand that were somewhat insulated from global economic volatility.

    Two of the fund's largest overweightings were in Eastern Europe, the Middle East and Africa. The Turkish market was appealing for a combination of geopolitical and economic reasons. We believe the country is likely to be one of the key beneficiaries of any regime change in Iraq, which would boost both tourism and trade. Moreover, the November elections produced a more unified government than the country has seen in a long time. The new government has been working closely with the international community, especially the European Union, to promote economic stability and growth in the country.

    We also overweighted the fund in Hungary, which our analysts identified as one of the most attractive of the eastern European markets. Like Turkey, the country is a candidate to join the European Union in the near future. This has led the government to take steps to reduce inflation and lower interest rates. The country also featured solid domestic demand as well as attractive equity valuations.

Q   WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN THE COMING MONTHS?

A   We believe that the emerging markets are well positioned to outperform the developed markets in the coming months. In our view, the fundamentals are generally strong and improving, given the ongoing growth in domestic demand in many of these countries. Even with that growth, however, these economies are still heavily influenced by economic activity in the developed countries, and as a result are likely to get a significant boost from growth there. Valuations are also generally attractive. While significant volatility is likely to persist along with geopolitical uncertainty, these markets still offer compelling opportunities for investors with a disciplined process and thorough research.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oak Brook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian economies are considered emerging markets.

PORTFOLIO: A collection of securities owned by an individual, institution or mutual fund that may include stocks, bonds and money-market securities.

TOTAL RETURN: A measurement of a stock's performance that encompasses all the elements of return: dividends, capital gain distributions and changes in net asset value.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent, large swings in price.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS 96.2%
BRAZIL  3.8%
Aracruz Celulose S.A. ADR                                    3,400      $    63,104
Banco Bradesco S.A. ADR                                     13,388          199,481
Banco Itau S.A. ADR                                         20,216          481,141
Companhia Vale do Rio Doce(a)                                8,490          245,446
CVRD ADR                                                    38,497        1,058,668
Empresa Brasileira de Aeronautica S.A. ADR                  24,577          390,774
Lojas Arupau S.A. GDR(a,b)                                  14,225              -0-
Petrobras S.A. ADR                                          45,784          613,506
Petroleo Brasileiro S.A. ADR                                37,506          560,340
Votorantim Celulose e Papel S.A. ADR                        11,200          184,128
                                                                        -----------
                                                                          3,796,588
                                                                        -----------
CHINA  3.2%
Byd Co., Ltd.(a)                                            95,000          191,255
China Mobile Ltd.(a)                                       759,000        1,805,405
China Shipping Development Co.                             320,000           66,884
China Southern Airlines Co., Ltd., Class H               2,072,000          557,953
Huaneng Power International, Inc., Class H                 545,000          436,783
Yanzhou Coal Mining Co., Ltd., Class H                     460,000          182,856
                                                                        -----------
                                                                          3,241,136
                                                                        -----------
CZECH REPUBLIC  0.3%
Komercni Banka A.S.                                          2,400          165,894
Komercni Banka A.S. ADR                                      4,700          107,630
                                                                        -----------
                                                                            273,524
                                                                        -----------
HONG KONG  2.2%
CNOOC Ltd.                                                 899,000        1,170,077
Cosco Pacific Ltd.                                         322,000          264,256
Sinopec Shanghai Co., Ltd.(a)                            1,426,000          215,770
Texwinca Holdings Ltd.                                     354,000          263,281
TPV Technology Ltd.                                      1,180,000          363,946
                                                                        -----------
                                                                          2,277,330
                                                                        -----------
HUNGARY  2.3%
Matav Rt.                                                   66,519          241,279
Matav Rt. ADR                                               11,068          197,010
MOL Magyar Olaj-es Gazipari Rt.                             25,446          593,993
MOL Magyar Olaj-es Gazipari Rt. GDR (Registered)             7,023          164,338
OTP Bank Rt.                                                62,678          616,487

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
HUNGARY (CONTINUED)
OTP Bank Rt. GDR                                            25,704      $   505,084
                                                                        -----------
                                                                          2,318,191
                                                                        -----------
INDIA  5.9%
Bharat Heavy Electricals Ltd.                               67,038          241,309
Colgate-Palmolive (India) Ltd.                              44,994          126,537
Container Corp. of India Ltd.                               60,500          289,567
Gujarat Ambuja Cements Ltd.                                 57,622          196,299
Hero Honda Motors Ltd.                                      70,580          399,487
Hindalco Industries Ltd.                                    17,500          213,996
Hindustan Lever Ltd.                                        82,990          314,566
Hindustan Petroleum Corp., Ltd.                             34,400          206,579
Housing Development Finance Corp., Ltd.                     31,780          237,406
India-Info.com, Private Co., Ltd(b)                         47,630              -0-
Infosys Technologies Ltd.                                    6,500          646,767
Mahanagar Telephone Nigam Ltd.                              77,250          152,808
Morgan Stanley Growth Fund(a,c)                          2,815,167          554,814
Oil & Natural Gas Corp., Ltd.                               27,500          200,615
Ranbaxy Laboratories Ltd.                                   26,520          328,113
Reliance Industries Ltd.                                    10,000          123,800
Reliance Industries Ltd. GDR                                23,250          144,349
State Bank of India Ltd.(b)                                122,700          742,572
Steel Authority of India(a)                                569,163          121,667
Tata Engineering & Locomotive(a)                            46,000          154,788
Tata Iron & Steel Co., Ltd.                                 91,000          287,518
Wipro Ltd.                                                   2,600           88,419
Wipro Ltd. ADR                                               4,700          157,450
                                                                        -----------
                                                                          5,929,426
                                                                        -----------
INDONESIA  3.3%
PT Astra International Tbk(a)                            3,108,000        1,093,877
PT Bank Central Asia Tbk                                 1,624,000          453,631
PT Hanjya Mandala Sampoerna Tbk                          1,177,000          486,581
PT Telekomunikasi Tbk                                    2,371,500        1,020,143
PT Ramayana Lestari Santosa Tbk                            965,500          272,390
                                                                        -----------
                                                                          3,326,622
                                                                        -----------
ISRAEL  2.7%
Check Point Software Technologies Ltd.(a)                   38,215          495,649
ECI Telecommunications Ltd.(a)                              98,481          199,916
Elbit Systems Ltd.                                               1               16
Teva Pharmaceutical Industries Ltd.                         12,740          475,657
Teva Pharmaceutical Industries Ltd. ADR                     40,592        1,567,257
                                                                        -----------
                                                                          2,738,495
                                                                        -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
KOREA 20.2%
CS Home Shopping                                            12,786      $   456,008
Daishin Securities Co.                                      38,300          461,776
Humax Co., Ltd.                                             23,850          292,582
Hyundai Marine & Fire Insurance Co., Ltd.                   11,280          240,617
Hyundai Mobis                                               42,870          787,965
Hyundai Motor Co., Ltd.                                     15,850          370,842
Kookmin Bank                                                 6,081          215,338
LG Chemical Ltd.                                            19,990          684,283
LG Electronics, Inc.(a)                                     28,449          990,636
LG Household & Health Care Ltd.                             10,470          331,919
LG Securities Co.                                           44,092          494,434
Pantech Co., Ltd.(a)                                        26,480          319,265
POSCO                                                       19,216        1,911,798
Samsung Electronics Co.                                     28,591        7,569,305
Samsung Securities Co., Ltd.(a)                             31,960          772,020
Seoul Securities Co.                                        75,740          270,762
Shinhan Financial Group Co., Ltd.                           88,430          924,524
Shinsegae Co., Ltd.                                          2,510          316,382
SK Telecom Co., Ltd.                                        13,650        2,635,513
Tong Yang Confectionery Corp.                                7,620          372,632
                                                                        -----------
                                                                         20,418,601
                                                                        -----------
MALAYSIA  4.0%
AMMB Holdings Bhd.                                         256,000          256,000
Celcom Malaysia Bhd.(a)                                    994,000          638,253
Commerce Asset Holdings Bhd.(b)                            295,000          251,526
Gamuda Bhd.                                                450,000          651,316
Magnum Corp., Bhd.                                         691,000          416,418
Malayan Banking Bhd.                                       428,000          833,474
Malaysian Pacific Industries Bhd.                           63,000          230,447
Public Bank Bhd.                                           326,125          194,817
Resorts World Bhd.                                         129,000          317,408
S P Setia Bhd.                                             392,999          253,381
                                                                        -----------
                                                                          4,043,040
                                                                        -----------
MEXICO  7.8%
America Movil S.A. de C.V., Class L ADR                    109,935        1,578,667
FEMSA                                                       62,961          229,197
FEMSA ADR                                                   10,104          367,988
Grupo Aeroportuario del Sureste S.A. de C.V.(a)             77,100           85,501
Grupo Aeroportuario del Sureste S.A. de C.V. ADR            14,850          174,488
Grupo Financiero BBVA Bancomer(a)                        1,305,306          995,658
Grupo Financiero BBVA Bancomer ADR(a)                        4,000           60,474
Grupo Modelo S.A. Class C                                  197,900          486,639
Telmex ADR                                                  81,491        2,606,082

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
MEXICO (CONTINUED)
Wal-Mart de Mexico S.A. de C.V. ADR                         12,480      $   283,853
Wal-Mart de Mexico S.A. de C.V., Class C                   180,389          350,863
Wal-Mart de Mexico S.A. de C.V., Class V                   304,228          698,228
                                                                        -----------
                                                                          7,917,638
                                                                        -----------
PHILIPPINES  0.1%
Ayala Land, Inc.                                         1,585,000          135,089
                                                                        -----------
POLAND  2.1%
Bank Pekao S.A.(a)                                          48,042        1,185,680
Bank Pekao S.A. GDR(a)                                         294            7,203
Polski Koncern Naftowy Orlen                                55,820          258,035
Polski Koncern Naftowy S.A. GDR                             17,600          161,920
Telekomunikacja Polska S.A.(a)                              26,148           87,069
Telekomunikacja Polska S.A. GDR(a)                         114,666          384,131
                                                                        -----------
                                                                          2,084,038
                                                                        -----------
RUSSIA  5.8%
Gazprom ADR                                                 13,100          154,580
LUKOIL Holding ADR                                          25,686        1,578,168
MMC Norilsk Nickel ADR(a)                                   17,900          361,942
Mobile Telesystems(a)                                       19,400          720,516
Mustcom Ltd.(b)                                          8,129,780        1,258,571
Surgutneftegaz ADR                                          42,220          670,665
Vimpel-Communications ADR(a)                                10,000          320,100
Yukos ADR                                                    5,394          760,174
                                                                        -----------
                                                                          5,824,716
                                                                        -----------
SOUTH AFRICA  13.1%
Anglo American Platinum Corp., Ltd.                         22,500          829,590
Anglo American plc                                         131,226        1,949,727
Anglo American plc                                         137,943        2,036,029
AngloGold Ltd.                                               2,900           98,297
AngloGold Ltd. ADR                                           7,196          246,535
Bidvest Group Ltd.                                          74,250          389,855
FirstRand Ltd.                                             920,060          790,110
Gold Fields Ltd.                                            83,400        1,166,753
Gold Fields Ltd. ADR                                         4,600           64,216
Impala Platinum Holdings Ltd.                                6,515          414,290
Liberty Group Ltd.                                          22,530          143,663
MTN Group Ltd.(a)                                          119,910          171,390
Nedcor Ltd.                                                 14,800          191,854
Old Mutual plc                                             657,147          931,392
Old Mutual plc                                             179,900          252,937
Sanlam Ltd.                                                371,160          329,131
Sappi Ltd.                                                  36,240          484,159

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                               SHARES          VALUE
SOUTH AFRICA (CONTINUED)
Sappi Ltd. ADR                                               7,120     $     94,126
Sasol Ltd.                                                 107,302        1,314,592
Standard Bank Investment Corp., Ltd.                       365,710        1,286,524
                                                                       ------------
                                                                         13,185,170
                                                                       ------------
TAIWAN  13.8%
Accton Technology Corp.(a)                                 718,125          735,741
ASE Test Ltd.(a)                                            28,500          114,000
Asustek Computer, Inc.                                     220,413          388,029
Cathay Financial Holding Co., Ltd.                         339,000          361,013
Chinatrust Financial Holding Co.(a)                      1,821,785        1,487,923
CTCI Corp.                                                 277,000          147,893
Eva Airways Corp.(a)                                     1,395,728          590,113
Formosa Chemicals & Fibre Corp.                            249,052          264,505
Formosa Plastics Corp.                                     445,000          585,628
Hon Hai Precision Industry Co., Ltd.                       333,050        1,153,420
Largan Precision Co., Ltd.                                  56,100          314,095
Lite-On Technology Corp.                                   171,000          192,961
Novatek Microelectronics Corp., Ltd.                       151,400          286,196
Phoenixtec Power Co., Ltd.                                 408,000          309,680
Polaris Securities Co.(a)                                  741,000          258,762
Premier Image Technology Corp.                             369,000          569,740
Quanta Computer, Inc.                                      481,938          792,799
Quanta Storage, Inc.(a)                                     32,000          215,180
Siliconware Precision Industries Co.(a)                    835,521          407,512
Sinopac Holdings Co.(a)                                  1,855,239          779,040
Taishin Fiancial Holdings Co., Ltd.(a)                   1,677,000          861,489
Taiwan Semiconductor Manufacturing Co., Ltd.(a)          2,280,432        2,803,648
United MicroElectronics Corp., Ltd.(a)                     570,478          347,391
                                                                       ------------
                                                                         13,966,758
                                                                       ------------
THAILAND  2.7%
Advanced Infomation Services Public Co., Ltd.              285,300          236,482
Bangkok Bank Ltd.(a,b)                                     641,800          892,836
BEC World Public Co., Ltd.(b)                               41,800          197,709
Land & House Co., Ltd.                                     128,800          240,399
Siam Cement Public Co., Ltd.(a)                             27,700          752,710
Thai Farmers Bank Public Co., Ltd.(a,b)                    530,300          368,862
                                                                       ------------
                                                                          2,688,998
                                                                       ------------
TURKEY  2.6%
Akbank TAS(a)                                          123,241,400          408,330
Akcansa Cimento                                         21,998,000          128,543
Arcelik(a)                                              27,803,000          217,734

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                               SHARES          VALUE
TURKEY (CONTINUED)
Enka Insaat ve Sanayi A.S.(a)                            6,816,237     $    168,353
Hurriyet Gazetecilik Ve Matb(a)                        114,334,860          299,612
KOC Holding A.S.(a)                                     45,482,000          472,629
Turkcell Iletisim Hizmet A.S.(a)                        86,409,000          504,920
Turkiye Garanti Bankasi A.S.(a)                        208,132,000          269,569
Turkiye Is Bankasi, Class C(a)                          55,385,000          145,135
                                                                       ------------
                                                                          2,614,825
                                                                       ------------
VENEZUELA  0.3%
CANTV ADR                                                   24,626          310,288
                                                                       ------------
TOTAL COMMON STOCKS  96.2%
    (Cost $93,638,172)                                                   97,090,473
                                                                       ------------
PREFERRED STOCKS  2.7%
BRAZIL  0.9%
Banco Nacional S.A.(a,b)                                11,156,000              -0-
Cia de Bebidas das Americas ADR                             57,151          889,270
Lojas Arapua S.A. GDR(a,b)                              12,437,000              -0-
                                                                       ------------
                                                                            889,270
                                                                       ------------
KOREA  1.5%
Hyundai Motor Co., Ltd.                                     26,640          312,210
Samsung Electronics Co.                                      9,730        1,230,555
                                                                       ------------
                                                                          1,542,765
                                                                       ------------
RUSSIA  0.3%
Surgutneftegaz ADR                                          12,808          298,426
                                                                       ------------
TOTAL PREFERRED STOCKS  2.7%
    (Cost $3,221,396)                                                     2,730,461
                                                                       ------------
TOTAL INVESTMENTS  98.9%
    (Cost $96,859,568)                                                   99,820,934

FOREIGN CURRENCY  0.6%
    (Cost $603,082)                                                         604,275

OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%                                 466,286
                                                                       ------------
NET ASSETS  100%                                                       $100,891,495
                                                                       ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.
(b) SECURITY VALUED AT FAIR VALUE-SEE NOTE 1-A TO FINANCIAL STATEMENTS.
(c) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISER TO THE FUND.
ADR  AMERICAN DEPOSITARY RECEIPT
GDR  GLOBAL DEPOSITARY RECEIPT

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Financials                                             $21,847,915          21.6%
Information Technology                                  18,610,786          18.5
Telecommunication Services                              15,187,891          15.1
Materials                                               15,110,730          15.0
Consumer Discretionary                                   9,616,509           9.5
Energy                                                   8,706,008           8.6
Industrials                                              4,327,958           4.3
Consumer Staples                                         3,605,328           3.6
Health Care                                              2,371,027           2.3
Utilities                                                  436,782           0.4
                                                       -----------          -----
                                                       $99,820,934          98.9%
                                                       ===========          =====

+   CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $96,859,568)                                                              $ 99,820,934
Foreign Currency (Cost $603,082)                                                                       604,275
Receivables:
  Investments Sold                                                                                   2,265,577
  Fund Shares Sold                                                                                     163,086
  Dividends                                                                                            138,406
  Foreign Withholding Tax Reclaim                                                                       18,461
Other                                                                                                   29,615
                                                                                                  ------------
      Total Assets                                                                                 103,040,354
                                                                                                  ------------
LIABILITIES:
Payables:
  Investments Purchased                                                                                775,588
  Fund Shares Repurchased                                                                              401,304
  Investment Advisory Fee                                                                               77,479
  Distributor and Affiliates                                                                            75,550
  Administrative Fee                                                                                    23,842
  Deferred Country Tax                                                                                   4,002
  Directors' Fee                                                                                           299
Accrued Expenses                                                                                       753,302
Directors' Deferred Compensation and Retirement Plans                                                   37,493
                                                                                                  ------------
      Total Liabilities                                                                              2,148,859
                                                                                                  ------------
NET ASSETS                                                                                        $100,891,495
                                                                                                  ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with
  2,625,000,000 shares authorized)                                                                $193,435,235
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations*                                                                     2,962,799
Accumulated Net Investment Loss)                                                                      (992,081)
Accumulated Net Realized Loss)                                                                     (94,514,458)
                                                                                                  ------------
NET ASSETS                                                                                        $100,891,495
                                                                                                  ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $58,897,442 and 7,746,647 shares of beneficial interest issued and outstanding)               $       7.60
    Maximum sales charge (5.75%** of offering price)                                                      0.46
                                                                                                  ------------
    Maximum offering price to public                                                              $       8.06
                                                                                                  ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $28,270,205 and 3,934,868 shares of beneficial interest issued and outstanding)               $       7.18
                                                                                                  ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $13,723,848 and 1,903,264 shares of beneficial interest issued
    and outstanding)                                                                              $       7.21
                                                                                                  ============

*   NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $4,002

**  ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $58,082)                      $    769,167
Interest                                                                           37,399
                                                                             ------------
  Total Income                                                                    806,566
                                                                             ------------
EXPENSES:
Investment Advisory Fee                                                           688,535
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $80,987, $153,146 and $73,734, respectively)                                 307,867
Custody                                                                           244,166
Administrative Fee                                                                140,771
Country Tax Expense                                                                69,131
Shareholder Services                                                               33,106
Legal                                                                              10,403
Directors' Fees and Related Expenses                                                6,076
Other                                                                              90,959
                                                                             ------------
    Total Expenses                                                             1 ,591,014
    Investment Advisory Fee Reduction                                             168,857
    Less Credits Earned on Cash Balances                                            3,887
                                                                             ------------
    Net Expenses                                                               1 ,418,270
                                                                             ------------
NET INVESTMENT LOSS                                                          $   (611,704)
                                                                             ============
REALIZED AND UNREALIZED GAIN/LOSS
Realized Gain/Loss:
  Investments                                                                $ (5,816,462)
  Foreign Currency Transactions                                                  (196,826)
                                                                             ------------
Net Realized Loss                                                              (6,013,288)
                                                                             ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                       9,312,909
  End of the Period:
    Investments                                                                 2,961,366
    Foreign Currency Translations                                                   1,433
                                                                             ------------
                                                                                2,962,799
                                                                             ------------
Net Unrealized Depreciation During the Period                                  (6,350,110)
                                                                             ------------
NET REALIZED AND UNREALIZED LOSS                                             $(12,363,398)
                                                                             ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                   $(12,975,102)
                                                                             ============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                SIX MONTHS ENDED        YEAR ENDED
                                                                               DECEMBER 31, 2002      JUNE 30, 2002
                                                                               -----------------      -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                                               $   (611,704)        $   (578,543)
Net Realized Loss                                                                   (6,013,288)         (19,577,193)
Net Unrealized Appreciation/Depreciation During the
  Period                                                                            (6,350,110)          22,798,704
                                                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                                (12,975,102)           2,642,968
                                                                                  ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                           88,782,341          175,189,824
Cost of Shares Repurchased                                                        (102,402,831)        (196,666,567)
                                                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                                 (13,620,490)         (21,476,743)
                                                                                  ------------         ------------
TOTAL DECREASE IN NET ASSETS                                                       (26,595,592)         (18,833,775)
NET ASSETS:
Beginning of the Period                                                            127,487,087          146,320,862
                                                                                  ------------         ------------
End of the Period (Including accumulated net
  investment loss of $(992,081) and $(380,377),
  respectively)                                                                   $100,891,495         $127,487,087
                                                                                  ============         ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                        SIX MONTHS
                                          ENDED                  YEAR ENDED JUNE 30,
CLASS A SHARES                          DECEMBER 31,---------------------------------------------
                                          2002(a)   2002(a)   2001(a)   2000(a)  1999(a)   1998(a)
                                        ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $8.50     $8.26    $13.37    $ 9.87    $7.98    $13.47
                                           -----     -----    ------    ------    -----    ------
  Net Investment
    Income/Loss                            (0.03)    (0.01)    (0.06)    (0.18)    0.03       -0-
  Net Realized and Unrealized
    Gain/Loss                              (0.87)     0.25     (5.05)     3.68     1.86     (4.49)
                                           -----     -----    ------    ------    -----    ------
Total From Investment
  Operations                               (0.90)     0.24     (5.11)     3.50     1.89     (4.49)
                                           -----     -----    ------    ------    -----    ------
Less:
  Distributions from
    Net Realized Gain                        -0-       -0-       -0-       -0-      -0-(c)  (1.00)
  Return of Capital                          -0-       -0-       -0-       -0-      -0-(c)    -0-
                                           -----     -----    ------    ------    -----    ------
Total Distributions                          -0-       -0-       -0-       -0-      -0-(c)  (1.00)
                                           -----     -----    ------    ------    -----    ------
NET ASSET VALUE, END
  OF THE PERIOD                            $7.60     $8.50    $ 8.26    $13.37    $9.87    $ 7.98
                                           =====     =====    ======    ======    =====    ======
Total Return* (b)                         -10.69%**   3.03%   -38.17%    35.36%   23.92%   -34.31%
Net Assets at End
  of the Period (In millions)              $58.9     $75.1    $ 90.8    $106.2    $63.3    $ 75.0
Ratio of Expenses to Average
  Net Assets*                               2.27%     2.22%     2.25%     2.20%    2.34%     2.27%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                              (0.81)%   (0.17)%   (0.68)%   (1.43)%   0.44%     0.04%
Portfolio Turnover                            43%**     94%       99%      102%     132%       99%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                2.58%     2.47%     2.30%     2.25%    2.56%     2.60%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                               (1.12)%   (0.42)%   (0.73)%   (1.48)%   0.22%    (0.24)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
  Expense                                   2.15%     2.15%     2.15%     2.15%    2.15%     2.15%

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                        SIX MONTHS
                                          ENDED                  YEAR ENDED JUNE 30,
CLASS B SHARES                          DECEMBER 31,---------------------------------------------
                                          2002(a)   2002(a)   2001(a)   2000(a)  1999(a)   1998(a)
                                        ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $8.07     $7.88    $12.83    $ 9.55    $7.78    $13.24
                                           -----     -----    ------    ------    -----    ------
  Net Investment Loss                      (0.06)    (0.07)    (0.14)    (0.26)   (0.02)    (0.07)
  Net Realized and Unrealized
    Gain/Loss                              (0.83)     0.26     (4.81)     3.54     1.79     (4.39)
                                           -----     -----    ------    ------    -----    ------
Total From Investment
  Operations                               (0.89)     0.19     (4.95)     3.28     1.77     (4.46)
                                           -----     -----    ------    ------    -----    ------
Less:
  Distributions from
    Net Realized Gain                        -0-       -0-       -0-       -0-      -0-(c)  (1.00)
  Return of Capital                          -0-       -0-       -0-       -0-      -0-(c)    -0-
                                           -----     -----    ------    ------    -----    ------
Total Distributions                          -0-       -0-       -0-       -0-      -0-(c)  (1.00)
                                           -----     -----    ------    ------    -----    ------
NET ASSET VALUE, END
  OF THE PERIOD                            $7.18     $8.07    $ 7.88    $12.83    $9.55    $ 7.78
                                           =====     =====    ======    ======    =====    ======
Total Return* (b)                         -10.90%**   2.41%   -38.58%    34.35%   22.99%   -34.76%
Net Assets at End
  of the Period (In millions)              $28.3     $35.3    $ 36.8    $ 62.8    $38.3    $ 36.4
Ratio of Expenses to Average
  Net Assets*                               3.02%     2.96%     3.00%     2.95%    3.09%     3.02%
Ratio of Net Investment
  Loss to Average Net Assets*              (1.56)%   (0.91)%   (1.50)%  (2.21)%   (0.29)%   (0.67)%
Portfolio Turnover                            43%**     94%       99%      102%     132%       99%

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                3.33%     3.21%     3.10%     3.00%    3.31%     3.35%
Ratio of Net Investment
  Loss to Average Net Assets               (1.87)%   (1.16)%   (1.60)%   (2.26)%  (0.51)%   (0.97)%
Ratio of Expenses to Average
  Net Assets Excluding
  Country Tax Expense and
  Interest Expense                          2.90%     2.90%     2.90%     2.90%    2.90%     2.90%

** NON-ANNUALIZED
(a) NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                        SIX MONTHS
                                          ENDED                  YEAR ENDED JUNE 30,
CLASS C SHARES                          DECEMBER 31,---------------------------------------------
                                          2002(a)   2002(a)   2001(a)   2000(a)  1999(a)   1998(a)
                                        ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $8.10     $7.90    $12.87    $ 9.57    $7.79    $13.26
                                           -----     -----    ------    ------    -----    ------
  Net Investment Loss                      (0.06)    (0.07)    (0.15)    (0.27)   (0.02)    (0.08)
  Net Realized and Unrealized
    Gain/Loss                              (0.83)     0.27     (4.82)     3.57     1.80     (4.39)
                                           -----     -----    ------    ------    -----    ------
Total From Investment
  Operations                               (0.89)     0.20     (4.97)     3.30     1.78     (4.47)
                                           -----     -----    ------    ------    -----    ------
Less:
  Distributions from
    Net Realized Gain                        -0-       -0-       -0-       -0-      -0-(c)  (1.00)
  Return of Capital                          -0-       -0-       -0-       -0-      -0-(c)    -0-
                                           -----     -----    ------    ------    -----    ------
Total Distributions                          -0-       -0-       -0-       -0-      -0-(c)  (1.00)
                                           -----     -----    ------    ------    -----    ------
NET ASSET VALUE, END
  OF THE PERIOD                            $7.21     $8.10    $ 7.90    $12.87    $9.57    $ 7.79
                                           =====     =====    ======    ======    =====    ======
Total Return* (b)                         -10.99%**   2.53%   -38.57%    34.38%   23.09%   -34.73%
Net Assets at End
  of the Period (In millions)              $13.7     $17.1    $ 18.8    $ 33.3    $21.9    $ 28.7
Ratio of Expenses to Average
  Net Assets*                               3.02%     2.96%     3.00%     2.95%    3.09%     3.01%
Ratio of Net Investment
  Loss to Average
  Net Assets*                              (1.56)%   (0.91)%   (1.52)%   (2.24)%  (0.32)%   (0.76)%
Portfolio Turnover                            43%**     94%       99%      102%     132%       99%

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE

BEEN AS FOLLOWS:
Ratio of Expenses to Average
  Net Assets                                3.33%     3.21%     3.10%     3.00%    3.31%     3.34%
Ratio of Net Investment
  Loss to Average Net Assets               (1.87)%   (1.16)%   (1.62)%   (2.29)%  (0.54)%   (1.03)%
Ratio of Expenses to Average
  Net Assets Excluding
  Country Tax Expense and
  Interest Expense                          2.90%     2.90%     2.90%     2.90%    2.90%     2.90%

**  NON-ANNUALIZED
(a) NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATIONS Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees repurchase the security at a future time and specified price. The Fund may invest

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agereements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $71,164,054, which will expire between June 30, 2007 and June 30, 2010.

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                              $105,826,103
                                                                    ============
  Gross tax unrealized appreciation                                 $ 12,116,254
  Gross tax unrealized depreciation                                  (18,121,423)
                                                                    ------------
  Net tax unrealized depreciation on investments                    $ (6,005,169)
                                                                    ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annu ally from net investment income, as necessary and net realized gains, if any. Distributions

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $3,887 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

  AVERAGE DAILY NET ASSETS                                           % PER ANNUM
  First $500 million                                                      1.25%
  Next $500 million                                                       1.20%
  Over $1 billion                                                         1.15%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $168,857 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $2,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $8,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $33,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $28,090 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $2,025.

3.  CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $107,251,949, $55,193,717 and
$30,989,569 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                       SHARES          VALUE
   Sales:
     Class A                                         11,289,736    $  86,121,913
     Class B                                            229,222        1,709,316
     Class C                                            130,678          951,112
                                                     ----------    -------------
   Total Sales                                       11,649,636    $  88,782,341
                                                     ==========    =============
   Repurchases:
     Class A                                        (12,373,758)   $ (94,978,000)
     Class B                                           (674,110)      (4,956,086)
     Class C                                           (333,823)      (2,468,745)
                                                     ----------    -------------
   Total Repurchases                                (13,381,691)   $(102,402,831)
                                                    ===========    =============

     At June 30, 2002, capital aggregated $116,108,036, $58,440,487 and
$32,507,202 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                       SHARES          VALUE
   Sales:
     Class A                                         20,126,512    $ 158,835,673
     Class B                                            940,166        7,716,330
     Class C                                          1,100,480        8,637,821
                                                     ----------    -------------
   Total Sales                                       22,167,158    $ 175,189,824
                                                    ===========    =============
   Repurchases:
     Class A                                        (22,279,193)   $(176,988,468)
     Class B                                         (1,229,670)      (9,324,749)
     Class C                                         (1,367,612)     (10,353,350)
                                                     ----------    -------------
   Total Repurchases                                (24,876,475)   $(196,666,567)
                                                    ===========    =============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 62,943 and 11,812 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                  CONTINGENT DEFERRED SALES CHARGE
                                                      AS A PERCENTAGE OF DOLLAR
                                                      AMOUNT SUBJECT TO CHARGE
                                                -----------------------------------
YEAR OF REDEMPTION                                     CLASS B         CLASS C
First                                                   5.00%           1.00%
Second                                                  4.00%            None
Third                                                   3.00%            None
Fourth                                                  2.50%            None
Fifth                                                   1.50%            None
Thereafter                                              None             None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $2,400 and CDSC on redeemed shares of Classes B and C of approximately $38,200. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $45,668,660 and sales of $58,544,685 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $137,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $29,700. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $1,743,800 and $374,200 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2002, the Fund had no outstanding forward foreign currency contracts.

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-   visit our Web site at
    VANKAMPEN.COM --
    to view a prospectus, select [ILLUSTRATION OF COMPUTER]
    DOWNLOAD FUND INFO

-   call us at (800) 847-2424
    Telecommunications
    Device for the Deaf (TDD) [ILLUSTRATION OF PHONE] users, call (800)421-2833.

-   e-mail us by visiting
    VANKAMPEN.COM and
    selecting CONTACT US [ILLUSTRATION OF ENVELOPES]

*    Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING MARKETS FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                     Van Kampen Funds Inc.
                     1 Parkview Plaza, P.O. Box 5555
                     Oakbrook Terrace, IL 60181-5555
                     www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                     Copyright(c)2003 Van Kampen Funds Inc. All rights reserved.
                     455, 555, 655                             Member NASD/SIPC.
                     MSEM SAR 2/03                               9469B03-AP-2/03

VAN KAMPEN EQUITY GROWTH FUND

SEMIANNUAL REPORT


DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

                         TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS         1
                         ECONOMIC SNAPSHOT         2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS         4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS         5
                          TOP FIVE SECTORS         5
          Q&A WITH YOUR PORTFOLIO MANAGERS         6
                         GLOSSARY OF TERMS         9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS        10
                      FINANCIAL STATEMENTS        15
             NOTES TO FINANCIAL STATEMENTS        21

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS        26
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES        27

    THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND
                                 BEING OFFERED.

              NOT FDIC INSURED.  MAY LOSE VALUE.  NO BANK GUARANTEE.

[SIDENOTE]

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)

Dec-00       1.1%
Mar-01      -0.6%
Jun-01      -1.6%
Sep-01      -0.3%
Dec-01       2.7%
Mar-02       5.0%
Jun-02       1.3%
Sep-02       4.0%
Dec-02       0.7%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

            INTEREST RATES   INFLATION
Dec-00                6.50%      3.40%
Jan-01                5.50%      3.70%
Feb-01                5.50%      3.50%
Mar-01                5.00%      2.90%
Apr-01                4.50%      3.30%
May-01                4.00%      3.60%
Jun-01                3.75%      3.20%
Jul-01                3.75%      2.70%
Aug-01                3.50%      2.70%
Sep-01                3.00%      2.60%
Oct-01                2.50%      2.10%
Nov-01                2.00%      1.90%
Dec-01                1.75%      1.60%
Jan-02                1.75%      1.10%
Feb-02                1.75%      1.10%
Mar-02                1.75%      1.50%
Apr-02                1.75%      1.60%
May-02                1.75%      1.20%
Jun-02                1.75%      1.10%
Jul-02                1.75%      1.50%
Aug-02                1.75%      1.80%
Sep-02                1.75%      1.50%
Oct-02                1.75%      2.00%
Nov-02                1.25%      2.20%
Dec-02                1.25%      2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                                 A SHARES  B SHARES  C SHARES
-----------------------------------------------------------------------------
Six-month total return based on NAV(1)            -12.65%   -13.04%   -12.93%
-----------------------------------------------------------------------------
Six-month total return(2)                         -17.66%   -17.39%   -13.80%
-----------------------------------------------------------------------------
One-year total return(2)                          -32.47%   -32.43%   -29.51%
-----------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        -5.91%    -5.66%    -5.38%
-----------------------------------------------------------------------------
Commencement date                                 5/29/98   5/29/98   5/29/98
-----------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.   MICROSOFT                       6.1%
     Develops and supports a range of software products.

2.   GENERAL ELECTRIC                4.9%
     Produces appliances, lighting products, aircraft engines, and plastics.

3.   PFIZER                          4.4%
     Manufactures pharmaceuticals, including Viagra and Lipitor, and consumer products such as Certs, Listerine, and Visine.

4.   FREDDIE MAC                     4.0%
     Works with lenders to provide federally mandated mortgages to families in the United States.

5.   JOHNSON & JOHNSON               3.9%
     Manufactures health-care products, including Band-Aid, Tylenol and Motrin brands.

6.   WAL-MART STORES                 3.4%
     Operates discount department stores and warehouse membership clubs.

7.   CITIGROUP                       2.8%
     Provides financial services to consumer and corporate customers around the world.

8.   AMERICAN INTERNATIONAL GROUP    2.7%
     Provides insurance and other financial services worldwide.

9.   EXXON MOBIL                     2.5%
     Explores for and produces petroleum and petrochemicals worldwide.

10.  PROCTER & GAMBLE                2.5%
     Manufactures household products including Pampers and Cover Girl brands.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

                             31-DEC-02   30-JUN-02
Health Care                     22.5%      19.3%
Information Technology          18.8%      18.2%
Financials                      13.1%      16.5%
Consumer Discretionary          11.7%      12.2%
Consumer Staples                11.2%       9.4%

* SUBJECT TO CHANGE DAILY. THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAMS OF THE VAN KAMPEN EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S LARGE CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE WILLIAM AUSLANDER, MANAGING DIRECTOR; AND JEFFREY ALVINO, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q    HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD?

A    The fund returned -12.65 percent for the six-month period ended
December 31, 2002. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES UP TO
0.25 PERCENT BUT EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS AND REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE-UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     The fund's benchmark, the Standard & Poor's 500 Index, returned -10.29 percent in the period. THE S&P 500 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q WHAT WERE SOME OF THE BROADER MARKET FACTORS THAT MADE THE INVESTING ENVIRONMENT CHALLENGING?

A    During the six-month period under review the macroeconomic picture was mixed. The market reacted favorably to the midterm election results as the Republican party increased its majority in the House and gained control of the Senate. War with Iraq inched closer as the UN Security Council passed a strict resolution concerning weapons inspections in Iraq. Interest rates fell to their lowest levels in 40 years, but consumer psychology was still shaky, as witnessed by the sluggish retail sales during the Christmas holiday.

Q    WHAT WAS YOUR STRATEGY IN MANAGING THE FUND IN THESE UNCERTAIN CONDITIONS?

A    In typical market conditions, the fund holds a mix of moderate and cyclical growth stocks. Moderate growers are companies expected to continue their earnings growth regardless of the macroeconomic situation. Cyclical growth stocks are more likely to outperform when the economy is strong. Despite aggressive interest-rate reductions by the Federal Reserve, the pace of mortgage refinancing slowed. Weak retail sales during the holiday season added some concern about a slowing economy, as did the multiple variables on the horizon--war with Iraq, consumer spending and the price of oil among them. However, we remained cautiously optimistic throughout the period and increased the portfolio's tilt toward cyclical stocks in anticipation of a continued economic recovery.

Q    WHAT WERE SOME OF THE AREAS THAT DETRACTED FROM THE FUND'S PERFORMANCE?

A    Weak performances from consumer discretionary stocks were the portfolio's largest detractors, largely because of poor showings by retailers Home Depot and BJ's Wholesalers. Home Depot's growth momentum has been slowing over the past year and the company has encountered increased competition, which is eating into its market share. Additionally, there was turnover among Home Depot's senior management. We view this change as positive, however, as the new management is focusing on upgrading the company's technology capability. We continue to believe in Home Depot's long-term potential, noting that the company has been very profitable and appears capable of generating sizable free cash flow. BJ's Wholesalers, which has been adversely affected by increased pricing competition within the supermarket industry, posted sluggish sales, disappointing results in new store locations and missed earnings expectations. We therefore eliminated the fund's position in the stock during the reporting period.

     Health care was another detractor from fund performance. Two notable laggards in this group were Pfizer and Wyeth Pharmaceuticals. Pfizer declined after its announced merger with Pharmacia was generally not well received by the market. Wyeth struggled after negative news surfaced about side effects from long-term use of its hormone replacement drug Prempro.

Q    WHAT WERE SOME OF THE AREAS THAT HELPED THE FUND'S PERFORMANCE?

A    The fund's energy holdings posted strong performances during the period, and within this sector we are finding growth opportunities in exploration and production (E&P) companies, which we view as a hedge against the possibility of war with Iraq. One such E&P company is Baker Hughes, which was among the best-performing issues in this group. We see it as a favorable investment because of its capabilities in deep-sea oil drilling.

     Our decision to underweight financials helped the fund's relative performance in this area of the portfolio. Within this sector we are seeking high-quality growth stocks. The portfolio has been aided by the performances of Freddie Mac, Citigroup and Goldman Sachs.

     KEEP IN MIND NOT ALL STOCKS IN THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q    WERE THERE ANY MAJOR CHANGES MADE TO THE FUND'S PORTFOLIO IN THE PERIOD?

A    We did not make any major shifts or adjustments to the portfolio during the period, aside from adding to some stocks we believe will benefit from an economic recovery, including the retailer Lowe's, initiating new positions in the discount retailers Kohl's and Target and adding to the portfolio's exposure in pharmaceutical stocks, namely Eli Lilly and Johnson & Johnson.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND AND THE ECONOMY IN THE COMING MONTHS?

A    We remain cautiously optimistic that the economic recovery will continue to unfold, albeit slowly, and are encouraged by recent data points on consumer confidence and GDP growth. Many variables remain, but we continue to follow our investment strategy of seeking growth stocks with strong business models and favorable growth prospects.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS               A HELPFUL GUIDE TO SOME OF THE COMMON TERMS
                                YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER
                                FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and falls rapidly when the economy weakens. Examples of cyclical stocks include housing, automobile and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores and pharmaceutical companies.

EARNINGS EXPECTATIONS: These reflect a company's anticipated profits, as forecast by market analysts or company officials. These forecasts may drive stock prices, because companies tend to increase in value as their profits rise.

FEDERAL RESERVE BOARD (THE FED):
The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks offering the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than do value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

SALES CHARGE: Also referred to as the load, this is a fee paid by an investor to acquire shares in a mutual fund.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS         THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO
DECEMBER 31, 2002 (UNAUDITED)   OF INVESTMENTS AT THE END OF THE REPORTING
                                PERIOD.

                                                                       MARKET
DESCRIPTION                                               SHARES        VALUE
COMMON STOCKS  95.4%
CONSUMER DISCRETIONARY  11.7%
AUTOMOBILES  0.5%
Harley-Davidson, Inc.                                       8,150   $    376,530
                                                                    ------------
HOTELS RESTAURANTS & LEISURE  0.6%
Wendy's International, Inc.                                 4,450        120,461
Yum! Brands, Inc.(a)                                       12,300        297,906
                                                                    ------------
                                                                         418,367
                                                                    ------------
MEDIA  2.6%
Clear Channel Communications, Inc.(a)                       6,300        234,927
Gannett Co., Inc.                                           6,150        441,570
Univision Communications, Inc., Class A(a)                 22,425        549,413
Viacom, Inc., Class B(a)                                   15,370        626,481
                                                                    ------------
                                                                       1,852,391
                                                                    ------------
MULTILINE RETAIL  5.4%
Costco Wholesale Corp.(a)                                   4,450        124,867
Dollar General Corp.                                       17,275        206,436
Dollar Tree Stores, Inc.(a)                                 7,450        183,047
Kohl's Corp.(a)                                             7,525        421,024
Target Corp.                                                7,050        211,500
TJX Cos., Inc.                                             14,350        280,112
Wal-Mart Stores, Inc.                                      46,900      2,368,919
                                                                    ------------
                                                                       3,795,905
                                                                    ------------
SPECIALTY RETAIL  2.6%
Bed Bath & Beyond, Inc.(a)                                  9,100        314,223
Home Depot, Inc.                                           30,320        726,467
Limited Brands                                             13,525        188,403
Lowe's Cos., Inc.                                          11,800        442,500
Tiffany & Co.                                               7,600        181,716
                                                                    ------------
                                                                       1,853,309
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY                                           8,296,502
                                                                    ------------
CONSUMER STAPLES  11.2%
BEVERAGES  4.5%
Anheuser-Busch Cos., Inc.                                  11,420        552,728
Coca-Cola Co.                                              32,150      1,408,813
Coca-Cola Enterprises, Inc.                                 3,500         76,020

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       10

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                       MARKET
DESCRIPTION                                               SHARES        VALUE
BEVERAGES (CONTINUED)
PepsiCo, Inc.                                              26,950   $  1,137,829
                                                                    ------------
                                                                       3,175,390
                                                                    ------------
FOOD & DRUG RETAILING  2.0%
Kraft Foods, Inc.                                          16,125        627,746
Sysco Corp.                                                11,600        345,564
Walgreen Co.                                               15,200        443,688
                                                                    ------------
                                                                       1,416,998
                                                                    ------------
HOUSEHOLD PRODUCTS  3.1%
Colgate Palmolive Co.                                       8,100        424,683
Procter & Gamble Co.                                       20,750      1,783,255
                                                                    ------------
                                                                       2,207,938
                                                                    ------------
PERSONAL PRODUCTS  0.8%
Alberto-Culver Co., Class B                                 5,700        287,280
Gillette Co. (The)                                          9,850        299,046
                                                                    ------------
                                                                         586,326
                                                                    ------------
TOBACCO  0.8%
Philip Morris Cos., Inc.                                   13,000        526,890
                                                                    ------------
TOTAL CONSUMER STAPLES                                                 7,913,542
                                                                    ------------
ENERGY  4.6%
ENERGY EQUIPMENT & SERVICES  2.1%
Baker Hughes, Inc.                                         26,850        864,302
BJ Services Co.(a)                                         14,100        455,571
Smith International, Inc.(a)                                4,300        140,266
                                                                    ------------
                                                                       1,460,139
                                                                    ------------
OIL & GAS  2.5%
Exxon Mobil Corp.                                          51,250      1,790,675
                                                                    ------------
TOTAL ENERGY                                                           3,250,814
                                                                    ------------
FINANCIALS  13.1%
BANKS  1.5%
Bank of New York Co., Inc.                                  7,950        190,482
Fifth Third Bancorp                                         8,175        478,646
Wells Fargo Co.                                             7,500        351,525
                                                                    ------------
                                                                       1,020,653
                                                                    ------------
DIVERSIFIED FINANCIALS  8.9%
American Express Co.                                       21,300        752,955
Charles Schwab Corp. (The)                                 13,150        142,678
Citigroup, Inc.                                            55,383      1,948,928
Freddie Mac                                                47,700      2,816,685

SEE NOTES TO FINANCIAL STATEMENTS

                                       11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                       MARKET
DESCRIPTION                                               SHARES        VALUE
DIVERSIFIED FINANCIALS (CONTINUED)
Goldman Sachs Group, Inc.                                   9,575   $    652,057
                                                                    ------------
                                                                       6,313,303
                                                                    ------------
INSURANCE  2.7%
American International Group, Inc.                         32,700      1,891,695
                                                                    ------------
TOTAL FINANCIALS                                                       9,225,651
                                                                    ------------
HEALTH CARE  22.5%
BIOTECHNOLOGY  1.8%
Amgen, Inc.(a)                                             26,030      1,258,290
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES  1.6%
Medtronic, Inc.                                            24,150      1,101,240
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES  3.3%
AmerisourceBergen Corp.                                     7,550        410,041
Cardinal Health, Inc.                                       4,400        260,436
HCA, Inc.                                                  12,600        522,900
UnitedHealth Group, Inc.                                   13,800      1,152,300
                                                                    ------------
                                                                       2,345,677
                                                                    ------------
PHARMACEUTICALS  15.8%
Abbott Laboratories                                        22,500        900,000
Bristol-Myers Squibb Co.                                   15,500        358,825
Celgene Corp.(a)                                            4,475         96,078
Eli Lilly & Co.                                            13,800        876,300
Gilead Sciences, Inc.(a)                                    3,350        113,900
Johnson & Johnson                                          51,550      2,768,751
Merck & Co., Inc.                                          22,650      1,282,217
Pfizer, Inc.                                              101,350      3,098,269
Pharmacia Corp.                                            21,368        893,182
Wyeth                                                      21,050        787,270
                                                                    ------------
                                                                      11,174,792
                                                                    ------------
TOTAL HEALTH CARE                                                     15,879,999
                                                                    ------------
INDUSTRIALS  10.6%
AEROSPACE & DEFENSE  2.4%
General Dynamics Corp.                                      5,000        396,850
Lockheed Martin Corp.                                      13,500        779,625
United Technologies Corp.                                   8,675        537,330
                                                                    ------------
                                                                       1,713,805
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES  2.1%
Apollo Group, Inc., Class A(a)                              5,400        237,600
Automatic Data Processing, Inc.                             9,650        378,763
First Data Corp.                                           12,300        435,543

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       12

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                       MARKET
DESCRIPTION                                               SHARES        VALUE
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Weight Watchers International, Inc.(a)                      8,650   $    397,640
                                                                    ------------
                                                                       1,449,546
                                                                    ------------
INDUSTRIAL CONGLOMERATES  6.1%
3M Co.                                                      6,900        850,770
General Electric Co.                                      141,075      3,435,176
                                                                    ------------
                                                                       4,285,946
                                                                    ------------
TOTAL INDUSTRIALS                                                      7,449,297
                                                                    ------------
INFORMATION TECHNOLOGY  18.8%
COMMUNICATIONS EQUIPMENT  2.6%
Cisco Systems, Inc.(a)                                     99,600      1,304,760
Motorola, Inc.                                             13,900        120,235
QUALCOMM, Inc.(a)                                          11,400        414,846
                                                                    ------------
                                                                       1,839,841
                                                                    ------------
COMPUTERS & PERIPHERALS  3.8%
Dell Computer Corp.(a)                                     43,700      1,168,538
EMC Corp.(a)                                               21,750        133,545
Hewlett-Packard Co.                                        17,850        309,876
International Business Machines Corp.                      13,850      1,073,375
Seagate Technology, Inc.(b),(c)                            15,200            -0-
                                                                    ------------
                                                                       2,685,334
                                                                    ------------
IT CONSULTING & SERVICES  0.3%
SunGard Data Systems, Inc.(a)                               7,650        180,234
                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS  4.3%
Applied Materials, Inc.(a)                                 29,500        384,385
Intel Corp.                                                95,800      1,491,606
Linear Technology Corp.                                    10,000        257,200
Maxim Integrated Products, Inc.                             7,850        259,364
Texas Instruments, Inc.                                    28,100        421,781
Xilinx, Inc.(a)                                            11,375        234,325
                                                                    ------------
                                                                       3,048,661
                                                                    ------------
SOFTWARE  7.8%
Electronic Arts, Inc.(a)                                    4,600        228,942
Microsoft Corp.(a)                                         83,500      4,316,950
Oracle Corp.(a)                                            74,700        806,760
VERITAS Software Corp.(a)                                  11,550        180,411
                                                                    ------------
                                                                       5,533,063
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY                                          13,287,133
                                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                       13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                       MARKET
DESCRIPTION                                               SHARES        VALUE
PRODUCER DURABLES  0.3%
PRODUCTION TECHNOLOGY EQUIPMENT  0.3%
Novellus Systems, Inc.(a)                                   7,450   $    209,196
                                                                    ------------
TECHNOLOGY  1.1%
COMPUTER SERVICES SOFTWARE & SYSTEMS  0.5%
Adobe Systems, Inc.                                         5,700        141,366
PeopleSoft, Inc.(a)                                         4,350         79,605
Symantec Corp.(a)                                           3,800        153,938
                                                                    ------------
                                                                         374,909
                                                                    ------------
SEMI-CONDUCTORS/COMPONENTS  0.6%
Jabil Circuit, Inc.(a)                                     11,200        200,704
Microchip Technology, Inc.                                  9,130        223,228
                                                                    ------------
                                                                         423,932
                                                                    ------------
TOTAL TECHNOLOGY                                                         798,841
                                                                    ------------
TELECOMMUNICATION SERVICES  1.5%
DIVERSIFIED TELECOMMUNICATION SERVICES  1.2%
Verizon Communications, Inc.                               21,834        846,067
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES  0.3%
AT&T Wireless Services, Inc.(a)                            14,600         82,490
Nextel Communications, Inc., Class A(a)                     8,850        102,218
                                                                    ------------
                                                                         184,708
                                                                    ------------
TOTAL TELECOMMUNICATION SERVICES                                       1,030,775
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS  95.4%
     (Cost $65,118,583)                                               67,341,750
                                                                    ------------
REPURCHASE AGREEMENT  4.9%
J.P. Morgan Securities, Inc. ($3,429,000 par
     collateralized by U.S. Government obligations
     in a pooled cash account, dated 12/31/02, to
     be sold on 1/2/03 at $3,429,162)
     (Cost $3,429,000)                                                 3,429,000
                                                                    ------------

TOTAL INVESTMENTS  100.3%
     (Cost $68,547,583)                                               70,770,750

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3)%                           (198,544)
                                                                    ------------
NET ASSETS  100%                                                    $ 70,572,206
                                                                    ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b) SECURITY HAS BEEN DEEMED ILLIQUID.

(c) SECURITY VALUED AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $68,547,583)                                            $  70,770,750
Cash                                                                                      242
Receivables:
  Investments Sold                                                                  1,479,266
  Fund Shares Sold                                                                    301,947
  Dividends                                                                            75,282
  Interest                                                                                 81
Deferred Organizational Costs                                                             872
Other                                                                                  24,054
                                                                                -------------
    Total Assets                                                                   72,652,494
                                                                                -------------
LIABILITIES:
Payables:
  Investments Purchased                                                             1,668,851
  Fund Shares Repurchased                                                             205,226
  Distributor and Affiliates                                                           56,556
  Investment Advisory Fee                                                              34,912
  Administrative Fee                                                                   16,919
  Directors' Fee                                                                          163
Accrued Expenses                                                                       64,669
Directors' Deferred Compensation and Retirement Plans                                  32,992
                                                                                -------------
    Total Liabilities                                                               2,080,288
                                                                                -------------
NET ASSETS                                                                      $  70,572,206
                                                                                =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)     $ 116,368,459
Net Unrealized Appreciation                                                         2,223,167
Accumulated Net Investment Loss                                                      (294,527)
Accumulated Net Realized Loss                                                     (47,724,893)
                                                                                -------------
NET ASSETS                                                                      $  70,572,206
                                                                                =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $28,605,500 and 3,906,690 shares of beneficial interest issued and
    outstanding)                                                                $        7.32
    Maximum sales charge (5.75%* of offering price)                                      0.45
                                                                                -------------
    Maximum offering price to public                                            $        7.77
                                                                                =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $27,456,155 and 3,882,318 shares of beneficial interest issued and
    outstanding)                                                                $        7.07
                                                                                =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $14,510,551 and 2,052,615 shares of beneficial interest issued and
    outstanding)                                                                $        7.07
                                                                                =============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                                       $     379,717
Interest                                                                               25,951
                                                                                -------------
    Total Income                                                                      405,668
                                                                                -------------
EXPENSES:
Investment Advisory Fee                                                               274,796
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $34,045, $135,470 and $71,937, respectively)                                     241,452
Administrative Fee                                                                     88,225
Custody                                                                                39,431
Shareholder Reports                                                                    34,394
Shareholder Services                                                                   22,803
Directors' Fees and Related Expenses                                                   11,112
Legal                                                                                   8,907
Amortization of Organizational Costs                                                      201
Other                                                                                  24,886
                                                                                -------------
    Total Expenses                                                                    746,207
    Investment Advisory Fee Reduction                                                  75,620
    Less Credits Earned on Cash Balances                                                  742
                                                                                -------------
    Net Expenses                                                                      669,845
                                                                                -------------
NET INVESTMENT LOSS                                                             $    (264,177)
                                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                               $ (12,556,477)
                                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                            (543,271)
  End of the Period                                                                 2,223,167
                                                                                -------------
Net Unrealized Appreciation During the Period                                       2,766,438
                                                                                -------------
NET REALIZED AND UNREALIZED LOSS                                                $  (9,790,039)
                                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                      $ (10,054,216)
                                                                                =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                             SIX MONTHS ENDED    YEAR ENDED
                                                            DECEMBER 31, 2002   JUNE 30, 2002
                                                            -----------------   -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                           $    (264,177)    $    (932,552)
Net Realized Loss                                               (12,556,477)      (16,952,020)
Net Unrealized Appreciation/Depreciation During the
  Period                                                          2,766,438        (4,464,725)
                                                              -------------     -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES             (10,054,216)      (22,349,297)
                                                              -------------     -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                        28,253,030        47,416,691
Cost of Shares Repurchased                                      (24,722,376)      (43,216,886)
                                                              -------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                3,530,654         4,199,805
                                                              -------------     -------------
TOTAL DECREASE IN NET ASSETS                                     (6,523,562)      (18,149,492)
NET ASSETS:
Beginning of the Period                                          77,095,768        95,245,260
                                                              -------------     -------------
End of the Period (Including accumulated net investment
  loss of $(294,527) and $(30,350), respectively)             $  70,572,206     $  77,095,768
                                                              =============     =============

SEE NOTES TO FINANCIAL STATEMENTS

                                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS            HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                     OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                      MAY 29, 1998
                                 SIX MONTHS                                          (COMMENCEMENT
                                   ENDED               YEAR ENDED JUNE 30,           OF INVESTMENT
CLASS A SHARES                  DECEMBER 31,  -------------------------------------  OPERATIONS) TO
                                   2002(a)    2002(a)   2001(a)   2000(a)   1999(a)  JUNE 30, 1998
                                -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                     $ 8.38     $10.76    $15.42    $12.54    $10.29      $10.00
                                    ------     ------    ------    ------    ------      ------
  Net Investment
    Income/Loss                      (0.01)     (0.06)    (0.09)    (0.11)    (0.06)        -0-
  Net Realized and Unrealized
    Gain/Loss                        (1.05)     (2.32)    (3.85)     3.47      2.31        0.29
                                    ------     ------    ------    ------    ------      ------
Total From Investment
  Operations                         (1.06)     (2.38)    (3.94)     3.36      2.25        0.29
                                    ------     ------    ------    ------    ------      ------
Less
  Distributions from
    Net Realized Gain                  -0-        -0-     (0.72)    (0.48)      -0-(c)      -0-
                                    ------     ------    ------    ------    ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                     $ 7.32     $ 8.38    $10.76    $15.42    $12.54      $10.29
                                    ======     ======    ======    ======    ======      ======
Total Return*(b)                    -12.65%**  -22.12%   -26.15%    27.26%    21.90%       2.90%**
Net Assets at End of
  the Period (In millions)          $ 28.6     $ 31.0    $ 38.3    $ 41.6    $ 17.2      $  2.1
Ratio of Expenses to Average
  Net Assets*                         1.50%      1.50%     1.50%     1.50%     1.50%       1.50%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                        (0.32)%    (0.60)%   (0.68)%   (0.77)%   (0.57)%      0.51%
Portfolio Turnover                     113%**     115%       71%       73%      126%         19%**

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets                        1.72%      1.60%     1.58%     1.69%     1.98%       4.06%
Ratio of Net Investment
    Income/Loss to Average
    Net Assets                       (0.54)%    (0.70)%   (0.76)%   (0.96)%   (1.05)%     (2.05)%

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS            HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                     OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                      MAY 29, 1998
                                 SIX MONTHS                                          (COMMENCEMENT
                                   ENDED               YEAR ENDED JUNE 30,           OF INVESTMENT
CLASS B SHARES                  DECEMBER 31,  -------------------------------------  OPERATIONS) TO
                                   2002(a)    2002(a)   2001(a)   2000(a)   1999(a)  JUNE 30, 1998
                                -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                      $8.12     $10.51    $15.19    $12.45    $10.28      $10.00
                                     -----     ------    ------    ------    ------      ------
  Net Investment Loss                (0.04)     (0.13)    (0.18)    (0.21)    (0.14)        -0-
  Net Realized and Unrealized
    Gain/Loss                        (1.01)     (2.26)    (3.78)     3.43      2.31        0.28
                                     -----     ------    ------    ------    ------      ------
Total From Investment
  Operations                         (1.05)     (2.39)    (3.96)     3.22      2.17        0.28
                                     -----     ------    ------    ------    ------      ------
Less
  Distributions from
    Net Realized Gain                  -0-        -0-     (0.72)    (0.48)      -0-(c)      -0-
                                     -----     ------    ------    ------    ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                      $7.07     $ 8.12    $10.51    $15.19    $12.45      $10.28
                                     =====     ======    ======    ======    ======      ======
Total Return*(b)                    -13.04%**  -22.65%  - 26.70%    26.32%    21.14%       2.80%**
Net Assets at End of
  the Period (In millions)          $ 27.5     $ 30.4    $ 43.4    $ 49.2    $ 24.0      $  1.5
Ratio of Expenses to Average
  Net Assets*                         2.25%      2.25%     2.25%     2.25%     2.25%       2.25%
Ratio of Net Investment
  Loss to Average Net Assets*        (1.07)%    (1.35)%   (1.43)%   (1.52)%   (1.34)%     (0.25)%
Portfolio Turnover                     113%**     115%       71%       73%      126%         19%**

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets                        2.47%      2.35%     2.33%     2.44%     2.72%       4.81%
Ratio of Net Investment Loss to
    Average Net Assets               (1.29)%    (1.45)%   (1.51)%   (1.71)%   (1.81)%     (2.81)%

**  NON-ANNUALIZED
(a) NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS

                                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
FINANCIAL HIGHLIGHTS            HIGHLIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                     OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                      MAY 29, 1998
                                 SIX MONTHS                                          (COMMENCEMENT
                                   ENDED               YEAR ENDED JUNE 30,           OF INVESTMENT
CLASS C SHARES                  DECEMBER 31,  -------------------------------------  OPERATIONS) TO
                                   2002(a)    2002(a)   2001(a)   2000(a)   1999(a)  JUNE 30, 1998
                                -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                      $8.12     $10.50    $15.18    $12.44    $10.28      $10.00
                                     -----     ------    ------    ------    ------      ------
  Net Investment Loss                (0.04)     (0.13)    (0.18)    (0.21)    (0.14)        -0-
  Net Realized and Unrealized
    Gain/Loss                        (1.01)     (2.25)    (3.78)     3.43      2.30        0.28
                                     -----     ------    ------    ------    ------      ------
Total From Investment
  Operations                         (1.05)     (2.38)    (3.96)     3.22      2.16        0.28
                                     -----     ------    ------    ------    ------      ------
Less:
  Distributions from
    Net Realized Gain                  -0-        -0-     (0.72)    (0.48)       -0-(c)     -0-
                                     -----     ------    ------    ------    ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                      $7.07     $ 8.12    $10.50    $15.18    $12.44      $10.28
                                     =====     ======    ======    ======    ======      ======
Total Return*(b)                    -12.93%**  -22.67%   -26.72%    26.34%    21.04%       2.80%**
Net Assets at End of
  the Period (In millions)           $14.5     $ 15.7    $ 13.6    $ 17.2    $  7.4      $  1.5
Ratio of Expenses to Average
  Net Assets*                         2.25%      2.25%     2.25%     2.25%     2.25%       2.25%
Ratio of Net Investment
  Loss to Average Net Assets*        (1.07)%    (1.36)%   (1.43)%   (1.52)%   (1.32)%     (0.25)%
Portfolio Turnover                     113%**     115%       71%       73%      126%         19%**

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets                        2.47%      2.35%     2.33%     2.44%     2.75%       4.81%
Ratio of Net Investment Loss to
    Average Net Assets               (1.29)%    (1.46)%   (1.51)%   (1.71)%   (1.81)%     (2.81)%

**  NON-ANNUALIZED
(a) NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending May 27, 2003 beginning with the Fund's commencement of operations.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $21,836,660, which will expire between June 30, 2009 and June 30, 2010.

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                             $ 76,664,506
                                                                   ============
  Gross tax unrealized appreciation                                $    437,395
  Gross tax unrealized depreciation                                  (6,331,151)
                                                                   ------------
  Net tax unrealized depreciation on investments                   $ (5,893,756)
                                                                   ============

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

G. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $742 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                            % PER ANNUM
First $500 million                                    0.80%
Next $500 million                                     0.75%
Over $1 billion                                       0.70%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $75,620 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $1,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of $7,600, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $22,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan,

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $23,127 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $10,931.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $46,804,807, $47,025,895 and
$22,537,757 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                     SHARES         VALUE
   Sales:
     Class A                                        2,483,684   $ 18,873,939
     Class B                                          792,091      5,846,385
     Class C                                          476,392      3,532,706
                                                    ---------   ------------
   Total Sales                                      3,752,167   $ 28,253,030
                                                    =========   ============
   Repurchases:
     Class A                                       (2,279,464)  $(17,410,926)
     Class B                                         (656,082)    (4,772,167)
     Class C                                         (352,731)    (2,539,283)
                                                   ----------   ------------
   Total Repurchases                               (3,288,277)  $(24,722,376)
                                                   ==========   ============

At June 30, 2002, capital aggregated $45,341,794, $45,951,677 and $21,544,334 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                     SHARES         VALUE
   Sales:
     Class A                                        3,255,077   $ 30,313,151
     Class B                                          782,783      7,462,812
     Class C                                        1,020,560      9,640,728
                                                    ---------   ------------
   Total Sales                                      5,058,420   $ 47,416,691
                                                    =========   ============
   Repurchases:
     Class A                                       (3,107,798)  $(28,765,353)
     Class B                                       (1,167,606)   (10,903,977)
     Class C                                         (384,945)    (3,547,556)
                                                   ----------   ------------
   Total Repurchases                               (4,660,349)  $(43,216,886)
                                                   ==========   ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

December 31, 2002 and year ended June 30, 2002, 31,446 and 41,801 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                         CHARGE AS A PERCENTAGE OF
                                                      DOLLAR AMOUNT SUBJECT TO CHARGE
                                                      -------------------------------
YEAR OF REDEMPTION                                       CLASS B         CLASS C
First                                                     5.00%           1.00%
Second                                                    4.00%           None
Third                                                     3.00%           None
Fourth                                                    2.50%           None
Fifth                                                     1.50%           None
Thereafter                                                None            None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $18,600 and CDSC on redeemed shares of Classes B and C of approximately $45,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $78,948,737 and sales of $75,621,461 investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $147,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $12,900. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $949,900 and $26,300 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]

-  visit our Web site at
   vankampen.com -- to view a prospectus, select DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]

-  call us at (800) 847-2424
   Telecommunications Device for the Deaf (TDD) users, call (800)421-2833.

[ILLUSTRATION OF ENVELOPES]

-  e-mail us by visiting vankampen.com and selecting CONTACT US

* Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY GROWTH FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                     Van Kampen Funds Inc.
                     1 Parkview Plaza, P.O. Box 5555
                     Oakbrook Terrace, IL 60181-5555
                     www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                     Copyright(C)2003 Van Kampen Funds Inc. All rights reserved.
                     468, 568, 668                             Member NASD/SIPC.
                     EQG SAR 2/03                                9475B03-AP-2/03

VAN KAMPEN
EUROPEAN VALUE
EQUITY FUND
SEMIANNUAL REPORT

DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

                         TABLE OF CONTENTS

                                  OVERVIEW

                    LETTER TO SHAREHOLDERS     1
                         ECONOMIC SNAPSHOT     2

                       PERFORMANCE SUMMARY

                         RETURN HIGHLIGHTS     4

                     PORTFOLIO AT A GLANCE

                          TOP TEN HOLDINGS     5
                        TOP FIVE COUNTRIES     5
          Q&A WITH YOUR PORTFOLIO MANAGERS     6
                         GLOSSARY OF TERMS     9

                            BY THE NUMBERS

                   YOUR FUND'S INVESTMENTS    10
                      FINANCIAL STATEMENTS    14
             NOTES TO FINANCIAL STATEMENTS    20

                    VAN KAMPEN INVESTMENTS

            THE VAN KAMPEN FAMILY OF FUNDS    27
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    28

    THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND
                                 BEING OFFERED.

        NOT FDIC INSURED.       MAY LOSE VALUE.       NO BANK GUARANTEE.


[SIDENOTE]

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)

Dec-00       1.10%
Mar-01      -0.60%
Jun-01      -1.60%
Sep-01      -0.30%
Dec-01       2.70%
Mar-02       5.00%
Jun-02       1.30%
Sep-02       4.00%
Dec-02       0.70%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

           INTEREST RATES     INFLATION
Dec-00              6.50%         3.40%
Jan-01              5.50%         3.70%
Feb-01              5.50%         3.50%
Mar-01              5.00%         2.90%
Apr-01              4.50%         3.30%
May-01              4.00%         3.60%
Jun-01              3.75%         3.20%
Jul-01              3.75%         2.70%
Aug-01              3.50%         2.70%
Sep-01              3.00%         2.60%
Oct-01              2.50%         2.10%
Nov-01              2.00%         1.90%
Dec-01              1.75%         1.60%
Jan-02              1.75%         1.10%
Feb-02              1.75%         1.10%
Mar-02              1.75%         1.50%
Apr-02              1.75%         1.60%
May-02              1.75%         1.20%
Jun-02              1.75%         1.10%
Jul-02              1.75%         1.50%
Aug-02              1.75%         1.80%
Sep-02              1.75%         1.50%
Oct-02              1.75%         2.00%
Nov-02              1.25%         2.20%
Dec-02              1.25%         2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                                 A SHARES     B SHARES    C SHARES
---------------------------------------------------------------------------------
Six-month total return based on NAV(1)            -12.14%      -12.24%     -12.39%
---------------------------------------------------------------------------------
Six-month total return(2)                         -17.16%      -16.61%     -13.26%
---------------------------------------------------------------------------------
One-year total return(2)                          -14.15%      -13.76%     -10.01%
---------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        -2.16%       -1.58%      -1.37%
---------------------------------------------------------------------------------
Commencement date                                9/25/98      9/25/98     9/25/98
---------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.  GLAXOSMITHKLINE                             4.0%
    Develops and markets pharmaceuticals and consumer products worldwide.

2.  VODAFONE GROUP                              3.7%
    Operates wireless communications networks in the United Kingdom and the United States.

3.  TOTALFINAELF                                3.6%
    Explores for and produces oil and natural gas worldwide.

4.  SHELL TRANSPORT & TRADING                   3.6%
    Explores for and produces oil and natural gas and manufactures chemicals.

5.  NESTLE                                      3.5%
    Produces food and cosmetics, including name brands Nestea, Nestle, and
    L'Oreal.

6.  ASTRAZENECA                                 2.6%
    Produces and distributes pharmaceuticals, medicines, nutritional supplements, medical devices and beauty-care products.

7.  AVENTIS                                     2.3%
    Develops chemicals, pharmaceuticals, and other products.

8.  REED ELSEVIER                               1.9%
    Publishes business, educational, legal and scientific information.

9.  UBS                                         1.9%
    Provides banking, asset management, corporate finance and other investment services in Europe and North America.

10. NOVARTIS                                    1.9%
    Develops and produces pharmaceuticals and consumer-health products, including such brands as Gerber and Maalox.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS
  PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

[CHART]

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

                       31-DEC-02    30-JUN-02
United Kingdom            36.60%       33.50%
Switzerland               15.30%       11.80%
France                    14.40%       14.90%
Netherlands                5.70%       10.50%
Italy                      4.20%        7.00%

* SUBJECT TO CHANGE DAILY.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EUROPEAN VALUE EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S EUROPEAN VALUE TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE FELICITY SMITH, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q   WHAT WAS THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A   The last six months ended like the previous thirty with bear market forces dominating European markets. The summer months in particular were dreadful for European investors in what was one of the worst periods for equities since the end of the second World War. Extremely weak economic data coming from Germany and the rest of the continent combined with a deteriorating geopolitical environment led to many market participants capitulating. In October and November, however, financial markets recovered some of the lost ground on the back of more positive macroeconomic news. With lower interest rates and governments implementing anti-cyclical policies such as lower taxes and higher public borrowing, markets started to anticipate a long-awaited economic recovery.

Q   HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A   The fund's performance compared favorably to its benchmark index, the Morgan
Stanley Capital International (MSCI) Europe Index. The fund returned -12.14 percent for the six months ended December 31, 2002, while the MSCI Europe Index returned -14.44 percent.

    PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/ REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH #MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE-UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    THE MSCI EUROPE INDEX IS AN UNMANAGED, BROAD-BASED INDEX THAT MEASURES THE PERFORMANCE FOR A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, ITALY, THE NETHERLANDS, NORWAY, SPAIN, SWEDEN, SWITZERLAND, IRELAND, PORTUGAL, AND THE UNITED KINGDOM. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A   Selecting well-run companies at a discount to their intrinsic fair value continues to be our main strategy. In the current uncertain environment, we have retained strong positions in more-defensive holdings that we believe offer good earnings visibility and significant free cash flow generation while still trading at a discount to their fair value.

Q   WERE THERE ANY STANDOUT POSITIONS DURING THE PERIOD?

A   Our stock selection in financials, information technology, telecommunications services, consumer staples, and materials helped to achieve significant outperformance during the period. Vodafone, Alcatel, Nokia, British American Tobacco and Statoil have contributed positively to the fund's performance.

    KEEP IN MIND THAT NOT ALL STOCKS IN THE PORTFOLIO PERFORMED FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL CONTINUE TO PERFORM WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q   WERE THERE ANY DISAPPOINTMENTS?

A   Our stock selection in the health-care and consumer discretionary sectors fell short of expectations. For instance, GlaxoSmithKline, despite its relative strong position and good pipeline was affected by market sentiment regarding the CEO compensation scheme.

Q   WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN THE COMING MONTHS?

A   As value investors, we always relate stock prices to their fundamental intrinsic value so we can dissociate market sentiment and investor confidence from our investment process. The macroeconomic and geopolitical outlook for 2003 remains challenging and there are plenty of reasons to worry. To name but a few--a record level of household debt in the United Kingdom, rising tax burden in Germany and the United Kingdom, noticeable credit crunch underway in the United States, extremely low corporate and consumer confidence in Germany and the threat of conflict in the Middle East and in Iraq. This challenging environment is likely to keep stock market volatility high, and fear will grip of the market from time to time.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CURRENCY HEDGING: A technique used to offset the risks associated with the changing value of currency.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include, among others, the utility, grocery, and pharmaceutical industries.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                 SHARES         VALUE
COMMON STOCKS 91.7%
BELGIUM  2.5%
Fortis                                                       7,989      $   139,745
Solvay S.A.                                                  1,515          104,507
                                                                        -----------
                                                                            244,252
                                                                        -----------
DENMARK  0.9%
Danisco A/S                                                  1,143           38,870
Danske Bank A/S                                              2,976           49,235
                                                                        -----------
                                                                             88,105
                                                                        -----------
FINLAND  2.2%
Nokia Oyj                                                    1,213           19,295
Sampo Oyj, Class A                                          12,953           98,600
Stora Enso AB                                                8,860           93,491
                                                                        -----------
                                                                            211,386
                                                                        -----------
FRANCE  14.4%
Alcatel                                                      4,170           18,301
Aventis S.A.                                                 4,122          224,185
BNP Paribas S.A.                                             4,356          177,592
Groupe Danone                                                1,115          150,083
Neopost S.A.(a)                                              1,287           41,484
Schneider Electric S.A.                                      3,090          146,288
Societe Generale                                             1,887          109,960
St. Gobain                                                   5,041          147,987
TotalFinaElf S.A., Class B                                   2,444          349,243
Unibail S.A.                                                   587           41,787
                                                                        -----------
                                                                          1,406,910
                                                                        -----------
GERMANY  3.6%
Deutsche Bank AG (Registered)                                  905           41,714
Deutsche Telekom AG                                          8,920          114,447
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)     484           57,881
Siemens AG                                                   2,192           93,210
Volkswagen AG                                                1,180           42,744
                                                                        -----------
                                                                            349,996
                                                                        -----------
ITALY  4.2%
ENI S.p.A.                                                   2,513           39,974
Snam Rete Gas                                               37,378          127,546
Telecom Italia S.p.A. RNC                                   23,937          120,888

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                 SHARES         VALUE
ITALY (CONTINUED)
TIM S.p.A.                                                  16,883      $    77,109
UniCredito Italiano S.p.A.                                  11,530           46,124
                                                                        -----------
                                                                            411,641
                                                                        -----------
NETHERLANDS  5.7%
Akzo Nobel N.V.                                              4,232          134,324
Heineken N.V.                                                2,474           96,630
ING Groep N.V.                                               2,556           43,314
Koninklijke (Royal) Philips Electronics N.V.                 4,609           80,815
Koninklijke KPN(a)                                           3,560           23,175
Royal Dutch Petroleum                                        2,100           92,495
Unilever N.V., CVA                                           1,421           87,355
                                                                        -----------
                                                                            558,108
                                                                        -----------
NORWAY  2.3%
Gjensidige NOR Sparebank                                     1,440           47,192
Statoil ASA                                                 14,037          118,553
Telenor ASA                                                 14,088           53,898
                                                                        -----------
                                                                            219,643
                                                                        -----------
PORTUGAL  0.5%
Brisa Auto-Estradas de Portugal S.A.                         8,334           46,202
                                                                        -----------
SPAIN  2.0%
Amadeus Global Travel Distribution S.A., Class A            15,918           65,683
Banco Popular Espanol S.A.                                     653           26,718
Telefonica S.A.(a)                                          11,547          103,416
                                                                        -----------
                                                                            195,817
                                                                        -----------
SWEDEN  1.5%
Nordea AB                                                   23,649          104,608
Swedish Match AB                                             5,127           40,455
                                                                        -----------
                                                                            145,063
                                                                        -----------
SWITZERLAND  15.3%
Converium Holdings AG(a)                                     2,247          108,975
Credit Suisse Group(a)                                       4,112           89,294
Holcim Ltd., Class B                                           757          137,537
Nestle S.A. (Registered)                                     1,613          342,098
Novartis AG                                                  5,006          182,810
Roche Holding AG                                             2,456          171,289
Schindler Holding AG (Registered)                              488           91,842
Syngenta AG                                                  2,323          134,605
UBS AG (Registered)(a)                                       3,769          183,335
Zurich Financial Services AG                                   555           51,824
                                                                        -----------
                                                                          1,493,609
                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED KINGDOM 36.6%
Allied Domecq plc                                           23,684      $   151,437
AstraZeneca Group plc                                        6,970          249,215
Aviva plc                                                   15,634          111,548
BAE Systems plc                                             39,162           78,212
Barclays plc                                                17,167          106,449
BOC Group plc                                                6,163           88,144
BP plc                                                      21,822          150,076
British American Tobacco plc                                13,609          136,005
Cadbury Schweppes plc                                        8,713           54,308
Diageo plc                                                   5,917           64,327
GlaxoSmithKline plc                                         20,411          391,857
GUS plc                                                      5,328           49,514
Hays plc                                                    71,237          106,416
HSBC Holdings plc                                           10,645          117,699
Invensys plc                                               184,552          156,794
Lloyds TSB Group plc                                         7,663           55,046
National Grid Group plc                                      7,257           53,356
Reed Elsevier International plc                             21,538          184,546
Rentokil Initial plc                                        41,626          147,494
Rolls-Royce plc                                             53,247           91,763
Sainsbury (J) plc                                           13,611           61,107
Shell Transport & Trading Co. plc (Registered)              52,802          347,825
Smiths Group plc                                             8,216           92,033
Vodafone Group plc                                         199,021          363,015
William Hill plc                                            17,032           62,270
WPP Group plc                                               13,099          100,107
                                                                        -----------
                                                                          3,570,563
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  91.7%
    (Cost $8,933,175)                                                     8,941,295
                                                                        -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                                VALUE
PURCHASE AGREEMENT  5.6%
J.P. Morgan Securities, Inc. ($549,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    12/31/02, to be sold on 1/2/03 at $549,026)
    (Cost $549,000)                                                     $   549,000
                                                                        -----------

TOTAL INVESTMENTS  97.3%
    (Cost $9,482,175)                                                     9,490,295

FOREIGN CURRENCY  0.3%
    (Cost $28,150)                                                           28,606

OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%                                 232,199
                                                                        -----------

NET ASSETS  100%                                                        $ 9,751,100
                                                                        ===========

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

CVA SHARE CERTIFICATES

RNC NON-CONVERTIBLE SAVINGS SHARES

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                          MARKET        PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Financials                                             $ 1,808,640         18.5%
Industrials                                              1,263,923         13.0
Consumer Staples                                         1,222,677         12.5
Health Care                                              1,219,356         12.5
Energy                                                   1,098,165         11.3
Telecommunication Services                                 855,948          8.8
Materials                                                  692,607          7.1
Consumer Discretionary                                     519,995          5.3
Utilities                                                  180,903          1.9
Information Technology                                      79,081          0.8
                                                       -----------         ----
                                                       $ 8,941,295         91.7%
                                                       ===========         ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $9,482,175)                                    $  9,490,295
Foreign Currency (Cost $28,150)                                              28,606
Cash                                                                            169
Receivables:
  Fund Shares Sold                                                          302,454
  Foreign Withholding Tax Reclaim                                            29,369
  Investments Sold                                                           28,590
  Dividends                                                                  15,111
  Investment Advisor                                                         10,714
  Interest                                                                       13
Other                                                                        21,090
                                                                       ------------
    Total Assets                                                          9,926,411
                                                                       ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                    37,183
  Investments Purchased                                                      28,604
  Distributor and Affiliates                                                  9,891
  Administrative Fee                                                          2,427
  Directors' Fee                                                                  2
Accrued Expenses                                                             67,429
Directors' Deferred Compensation and Retirement Plans                        29,775
                                                                       ------------
    Total Liabilities                                                       175,311
                                                                       ------------
NET ASSETS                                                             $  9,751,100
                                                                       ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares
  authorized)                                                          $ 11,669,665
Net Unrealized Appreciation on Investments and Foreign Currency
  Translations                                                               16,794
Accumulated Net Investment Loss                                             (49,140)
Accumulated Net Realized Loss                                            (1,886,219)
                                                                       ------------
NET ASSETS                                                             $  9,751,100
                                                                       ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $4,295,539 and 483,532 shares of beneficial interest
    issued and outstanding)                                            $       8.88
    Maximum sales charge (5.75%* of offering price)                            0.54
                                                                       ------------
    Maximum offering price to public                                   $       9.42
                                                                       ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $4,026,245 and 447,851 shares of beneficial interest issued
    and outstanding)                                                   $       8.99
                                                                       ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $1,429,316 and 159,834 shares of beneficial interest issued
    and outstanding)                                                   $       8.94
                                                                       ============

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $8,397)                $     71,140
Interest                                                                     1,699
                                                                      ------------
    Total Income                                                            72,839
                                                                      ------------
EXPENSES:

Custody                                                                     51,676
Investment Advisory Fee                                                     47,789
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $4,895, $14,043 and $6,207, respectively)                   25,145
Shareholder Reports                                                         23,234
Filling and Registration Fees                                               13,560
Administrative Fee                                                          12,879
Director's Fees and Related Expenses                                         8,948
Legal                                                                        6,348
Shareholder Services                                                         2,477
Other                                                                       11,301
                                                                      ------------
    Total Expenses                                                         203,357
    Expense Reduction ($47,789 Investment Advisory Fee and $61,225
      Other)                                                               109,014
    Less Credits Earned on Cash Balances                                       571
                                                                      ------------
    Net Expenses                                                            93,772
                                                                      ------------
NET INVESTMENT LOSS                                                   $    (20,933)
                                                                      ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:

  Investments                                                         $   (391,479)
  Foreign Currency Transactions                                              7,932
                                                                      ------------
Net Realized Loss:                                                        (383,547)
                                                                      ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                  929,792
  End of the Period:
    Investments                                                              8,120
    Foreign Currency Translations                                            8,674
                                                                      ------------
                                                                            16,794
                                                                      ------------
Net Unrealized Depreciation During the Period                             (912,998)
                                                                      ------------
NET REALIZED AND UNREALIZED LOSS                                      $ (1,296,545)
                                                                      ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $ (1,317,478)
                                                                      ============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                        SIX MONTHS ENDED      YEAR ENDED
                                                        DECEMBER 31, 2002    JUNE 30, 2002
                                                        -----------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                                 $    (20,933)     $      73,238
Net Realized Loss                                              (383,547)          (510,587)
Net Unrealized Appreciation/Depreciation During the
   Period                                                      (912,998)           254,592
                                                           ------------      -------------
Change in Net Assets from Operations                         (1,317,478)          (182,757)
                                                           ------------      -------------
Distributions from Net Investment Income:
Class A Shares                                                  (46,441)           (73,330)
Class B Shares                                                  (17,219)           (32,191)
Class C Shares                                                   (6,300)           (12,410)
                                                           ------------      -------------
                                                                (69,960)          (117,931)
                                                           ------------      -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES          (1,387,438)          (300,688)
                                                           ------------      -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                     4,641,834         21,926,660
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                  53,320             82,467
Cost of Shares Repurchased                                   (4,376,000)       (25,548,756)
                                                           ------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS              319,154         (3,539,629)
                                                           ------------      -------------
TOTAL DECREASE IN NET ASSETS                                 (1,068,284)        (3,840,317)
NET ASSETS :
Beginning of the Period                                      10,819,384         14,659,701
                                                           ------------      -------------
End of the Period (Including accumulated
   undistributed net investment income/loss of
   $(49,140) and $41,753, respectively)                    $  9,751,100      $  10,819,384
                                                           ============      =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                     SEPTEMBER 25, 1998
                                         SIX MONTHS                                    (COMMENCEMENT
                                           ENDED           YEAR ENDED JUNE 30,         OF INVESTMENT
CLASS A SHARES                          DECEMBER 31,   ---------------------------     OPERATIONS) TO
                                           2002(a)     2002(a)   2001(a)   2000(a)    JUNE 30, 1999(a)
                                        ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                           $  10.22     $ 10.47   $ 11.79   $ 10.65       $ 10.00
                                          --------     -------   -------   -------       -------
  Net Investment Income/Loss                 (0.01)       0.05      0.10      0.11          0.13
  Net Realized and Unrealized
    Gain/Loss                                (1.22)      (0.16)    (1.04)     1.27          0.54
                                          --------     -------   -------   -------       -------
Total from Investment Operations             (1.23)      (0.11)    (0.94)     1.38          0.67
                                          --------     -------   -------   -------       -------
Less:
  Distributions from Net Investment
    Income                                   (0.11)      (0.14)    (0.11)    (0.14)        (0.02)
  Distributions from Net Realized
    Gain                                        -0-         -0-    (0.27)    (0.10)           -0-
                                          --------     -------   -------   -------       -------
Total Distributions                          (0.11)      (0.14)    (0.38)    (0.24)        (0.02)
                                          --------     -------   -------   -------       -------
NET ASSET VALUE, END OF THE
  PERIOD                                  $   8.88     $ 10.22   $ 10.47   $ 11.79       $ 10.65
                                          ========     =======   =======   =======       =======
Total Return*(b)                            -12.14%**    -0.83%    -8.14%    13.15%         6.75%**
Net Assets at End of the Period
  (In millions)                           $    4.3     $   4.3   $   7.6   $   6.6       $   2.0
Ratio of Expenses to Average
  Net Assets*                                 1.70%       1.70%     1.70%     1.70%         1.70%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                (0.18)%      0.53%     0.89%     0.99%         1.64%
Portfolio Turnover                              43%**      182%       63%       49%           51%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of  Expenses to Average
    Net Assets                                3.98%       4.49%     2.50%     3.80%         6.20%
Ratio of Net Investment
    Income/Loss to Average
    Net Assets                               (2.46)%     (2.26)%    0.09%    (1.11)%       (2.87)%

**  NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                     SEPTEMBER 25, 1998
                                         SIX MONTHS                                    (COMMENCEMENT
                                           ENDED           YEAR ENDED JUNE 30,         OF INVESTMENT
CLASS B SHARES                          DECEMBER 31,   ---------------------------     OPERATIONS) TO
                                           2002(a)     2002(a)   2001(a)   2000(a)    JUNE 30, 1999(a)
                                        ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                           $  10.29     $ 10.47   $ 11.76   $ 10.62       $ 10.00
                                          --------     -------   -------   -------       -------
  Net Investment Income/Loss                 (0.03)       0.08      0.02      0.04          0.08
  Net Realized and Unrealized
    Gain/Loss                                (1.23)      (0.19)    (1.01)     1.26          0.55
                                          --------     -------   -------   -------       -------
Total from Investment Operations             (1.26)      (0.11)    (0.99)     1.30          0.63
                                          --------     -------   -------   -------       -------
Less:
  Distributions from Net Investment
    Income                                   (0.04)      (0.07)    (0.03)    (0.06)        (0.01)
  Distributions from Net Realized
    Gain                                        -0-         -0-    (0.27)    (0.10)           -0-
                                          --------     -------   -------   -------       -------
Total Distributions                          (0.04)      (0.07)    (0.30)    (0.16)        (0.01)
                                          --------     -------   -------   -------       -------
NET ASSET VALUE, END OF THE
  PERIOD                                  $   8.99     $ 10.29   $ 10.47   $ 11.76       $ 10.62
                                          ========     =======   =======   =======       =======
Total Return*(b)                            -12.24%**    -1.00%    -8.67%    12.37%         6.26%**
Net Assets at End of the Period
  (In millions)                           $    4.0     $   4.7   $   5.1   $   7.2       $   3.1
Ratio of Expenses to Average
  Net Assets*                                 2.14%       1.59%     2.25%     2.45%         2.45%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                (0.61)%      0.79%     0.22%     0.45%         0.96%
Portfolio Turnover                              43%**      182%       63%       49%           51%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets                                4.72%       4.38%     3.10%     4.55%         6.61%
Ratio of Net Investment
    Income/Loss to Average
    Net Assets                               (3.19)%     (2.00)%   (0.63)%   (1.65)%       (3.20)%

**  NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. SEPTEMBER 25, 1998

                                                                                     SEPTEMBER 25, 1998
                                         SIX MONTHS                                    (COMMENCEMENT
                                           ENDED           YEAR ENDED JUNE 30,         OF INVESTMENT
CLASS C SHARES                          DECEMBER 31,   ---------------------------     OPERATIONS) TO
                                           2002(a)     2002(a)   2001(a)   2000(a)    JUNE 30, 1999(a)
                                        ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                           $  10.24     $ 10.41   $ 11.72   $ 10.59       $ 10.00
                                          --------     -------   -------   -------       -------
  Net investment Income/Loss                 (0.03)       0.06      0.01      0.01          0.07
  Net Realized and Unrealized
    Gain/Loss                                (1.23)      (0.16)    (1.02)     1.28          0.53
                                          --------     -------   -------   -------       -------
Total from Investment Operations             (1.26)      (0.10)    (1.01)     1.29          0.60
                                          --------     -------   -------   -------       -------
Less:
  Distributions from Net Investment
    Income                                   (0.04)      (0.07)    (0.03)    (0.06)        (0.01)
  Distributions from Net Realized
    Gain                                        -0-         -0-    (0.27)    (0.10)           -0-
                                          --------     -------   -------   -------       -------
Total Distributions                          (0.04)      (0.07)    (0.30)    (0.16)        (0.01)
                                          --------     -------   -------   -------       -------
NET ASSET VALUE, END OF THE
  PERIOD                                  $   8.94     $ 10.24   $ 10.41   $ 11.72       $ 10.59
                                          ========     =======   =======   =======       =======
Total Return*(b)                            -12.39%**    -0.90%    -8.79%    12.37%         5.96%**
Net Assets at End of the Period
  (In millions)                           $    1.4     $   1.8   $   2.0   $   2.0       $   1.5
Ratio of Expenses to Average
  Net Assets*                                 2.25%       1.81%     2.45%     2.45%         2.45%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                (0.71)%      0.60%     0.08%     0.01%         0.81%
Portfolio Turnover                              43%**      182%       63%       49%           51%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets                                4.71%       4.57%     3.25%     4.55%         7.33%
Ratio of Net Investment
    Income/Loss to Average
    Net Assets                               (3.17)%     (2.16)%   (0.72)%   (2.09)%      (4.13)%

**  NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen European Value Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund commenced operations on September 25, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

    The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had accumulated capital loss carryforward for tax purposes of $1,013,194, which will expire between June 30, 2009 and June 30, 2010.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

 Cost of investments for tax purposes                                 $9,971,653
                                                                      ----------
 Gross tax unrealized appreciation                                    $  247,783
 Gross tax unrealized depreciation                                      (729,141)
                                                                      ----------
 Net tax unrealized depreciation on investments                       $ (481,358)
                                                                      ----------

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

    The tax character of distributions paid during the year ended June 30, 2002 was as follows:

Distributions paid from:
   Ordinary income                                                      $117,931
   Long-term capital gain                                                     -0-
                                                                        --------
                                                                        $117,931
                                                                        --------

    As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary income                                        $ 69,950
                                                                        --------

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $571 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

    Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million                                                      1.00%
Next $500 million                                                       0.95%
Over $1 billion                                                         0.90%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

    For the six months ended December 31, 2002, the Adviser voluntarily waived $47,789 of its investment advisory fees and assumed $61,225 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended December 31, 2002, the Fund recognized expenses of approximately $200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

    Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of $6,200, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

    At December 31, 2002, Van Kampen Funds, Inc. owned 67,000 shares of Class A, 65,000 shares of Class B, and 65,000 shares of Class C.

    The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $2,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

    Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

    The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $20,968 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

    For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $184.

3. CAPITAL TRANSACTIONS
At December 31, 2002, capital aggregated $5,114,697, $4,826,497 and $1,728,471 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                        SHARES          VALUE
   Sales:
     Class A                                            400,875      $ 3,517,157
     Class B                                             78,564          728,745
     Class C                                             46,540          395,932
                                                       --------      -----------
   Total Sales                                          525,979      $ 4,641,834
                                                       ========      ===========
   Dividend Reinvestment:
     Class A                                              4,297      $    37,338
     Class B                                              1,399           12,297
     Class C                                                421            3,685
                                                       --------      -----------
   Total Dividend Reinvestment                            6,117      $    53,320
                                                       ========      ===========
   Repurchases:
     Class A                                           (343,850)     $(3,034,792)
     Class B                                            (85,506)        (773,329)
     Class C                                            (66,523)        (567,879)
                                                       --------      -----------
   Total Repurchases                                   (495,879)     $(4,376,000)
                                                       ========      ===========

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

    At June 30, 2002, capital aggregated $4,594,994, $4,858,784 and $1,896,733 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                       SHARES           VALUE
   Sales:
     Class A                                          2,075,230     $ 20,603,696
     Class B                                            101,278        1,014,076
     Class C                                             30,768          308,888
                                                     ----------     ------------
   Total Sales                                        2,207,276     $ 21,926,660
                                                     ==========     ============
   Dividend Reinvestment:
     Class A                                              5,556     $     53,110
     Class B                                              2,253           21,653
     Class C                                                805            7,704
                                                     ----------     ------------
   Total Dividend Reinvestment                            8,614     $     82,467
                                                     ==========     ============
   Repurchases:
     Class A                                         (2,382,391)    $(23,760,318)
     Class B                                           (135,702)      (1,353,590)
     Class C                                            (44,182)        (434,848)
                                                     ----------     ------------
   Total Repurchases                                 (2,562,275)    $(25,548,756)
                                                     ==========     ============

    Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 511 and 1,799 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                   CONTINGENT DEFERRED SALES
                                                   CHARGE AS A PERCENTAGE OF
                                                 DOLLAR AMOUNT SUBJECT TO CHARGE
                                                 -------------------------------
YEAR OF REDEMPTION                                    CLASS B       CLASS C
First                                                  5.00%         1.00%
Second                                                 4.00%         None
Third                                                  3.00%         None
Fourth                                                 2.50%         None
Fifth                                                  1.50%         None
Thereafter                                             None          None

    For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $1,500 and CDSC on redeemed shares of approximately $6,300. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

4. INVESTMENT TRANSACTIONS
For the six months ended December 31, 2002, the Fund made purchases of $4,049,910 and sales of $4,311,332 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLAN
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes or shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $19,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $2,200. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $20,200 and $0 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]

-  visit our Web site at
   vankampen.com --
   to view a prospectus, select
   DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]

-  call us at (800) 847-2424
   Telecommunications
   Device for the Deaf (TDD)
   users, call (800)421-2833.

[ILLUSTRATION OF ENVELOPES]

-  e-mail us by visiting
   vankampen.com and
   selecting CONTACT US

* Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EUROPEAN VALUE EQUITY FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2003 Van Kampen Funds Inc. All rights reserved.
                     472, 572, 672                             Member NASD/SIPC.
                     EEQ SAR 2/03                                9477B03-AP-2/03

VAN KAMPEN
FOCUS EQUITY FUND
SEMIANNUAL REPORT


DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

                         TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS          1
                         ECONOMIC SNAPSHOT          2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS          4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS          5
                          TOP FIVE SECTORS          5
          Q&A WITH YOUR PORTFOLIO MANAGERS          6
                         GLOSSARY OF TERMS          9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS         10
                      FINANCIAL STATEMENTS         13
             NOTES TO FINANCIAL STATEMENTS         19

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES         25

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.

      NOT FDIC INSURED.      MAY LOSE VALUE.         NO BANK GUARANTEE.

[SIDENOTE]

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)

Dec-00       1.10%
Mar-01      -0.60%
Jun-01      -1.60%
Sep-01      -0.30%
Dec-01       2.70%
Mar-02       5.00%
Jun-02       1.30%
Sep-02       4.00%
Dec-02       0.70%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

             INTEREST RATES    INFLATION
Dec-00                 6.50%        3.40%
Jan-01                 5.50%        3.70%
Feb-01                 5.50%        3.50%
Mar-01                 5.00%        2.90%
Apr-01                 4.50%        3.30%
May-01                 4.00%        3.60%
Jun-01                 3.75%        3.20%
Jul-01                 3.75%        2.70%
Aug-01                 3.50%        2.70%
Sep-01                 3.00%        2.60%
Oct-01                 2.50%        2.10%
Nov-01                 2.00%        1.90%
Dec-01                 1.75%        1.60%
Jan-02                 1.75%        1.10%
Feb-02                 1.75%        1.10%
Mar-02                 1.75%        1.50%
Apr-02                 1.75%        1.60%
May-02                 1.75%        1.20%
Jun-02                 1.75%        1.10%
Jul-02                 1.75%        1.50%
Aug-02                 1.75%        1.80%
Sep-02                 1.75%        1.50%
Oct-02                 1.75%        2.00%
Nov-02                 1.25%        2.20%
Dec-02                 1.25%        2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                                A SHARES     B SHARES    C SHARES
---------------------------------------------------------------------------------
Six-month total return based on NAV(1)            -12.95%      -13.43%     -13.50%

Six-month total return(2)                         -17.95%      -17.76%     -14.37%

One-year total return(2)                          -33.53%      -33.70%     -30.88%

Five-year average annual total return(2)           -3.85%       -3.71%      -3.46%

Life-of-Fund average annual total return(2)         5.86%        5.96%       5.95%

Commencement date                                 1/2/96       1/2/96      1/2/96

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.   PFIZER                             6.5%
     Manufactures pharmaceuticals, including Viagra and Lipitor, and consumer products such as Certs, Listerine, and Visine.

2.   MICROSOFT                          6.5%
     Develops and supports a range of software products.

3.   GENERAL ELECTRIC                   5.0%
     Produces appliances, lighting products, aircraft engines, and plastics.

4.   FREDDIE MAC                        4.8%
     Works with lenders to provide federally mandated mortgages to families in the United States.

5.   JOHNSON & JOHNSON                  4.4%
     Manufactures health-care products, including Band-Aid, Tylenol and Motrin brands.

6.   WAL-MART STORES                    4.0%
     Operates discount department stores and warehouse membership clubs.

7.   CITIGROUP                          3.3%
     Provides financial services to consumer and corporate customers around the world.

8.   PROCTER & GAMBLE                   3.2%
     Manufactures household products including Pampers and Cover Girl brands.

9.   AMERICAN INTERNATIONAL GROUP       3.1%
     Provides insurance and other financial services worldwide.

10.  EXXON MOBIL                        3.0%
     Explores for and produces petroleum and petrochemicals worldwide.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

[CHART]

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

                               31-DEC-02   30-JUN-02
Health Care                      23.30%      19.90%
Information Technology           22.10%      21.10%
Financials                       12.50%      17.80%
Consumer Discretionary           11.20%      13.20%
Consumer Staples                  9.80%       8.20%

* SUBJECT TO CHANGE DAILY. THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN FOCUS EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISOR'S LARGE CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE WILLIAM AUSLANDER, EXECUTIVE DIRECTOR AND JEFFREY ALVINO, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q    HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD?

A    The fund returned -12.95 percent for the six-month period ended
December 31, 2002. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES UP TO
0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISER.

     The fund's benchmark, the Standard & Poor's 500 Index, returned -10.29 percent in the period.

THE S&P 500 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q WHAT WERE SOME OF THE BROADER MARKET FACTORS THAT MADE THE INVESTING ENVIRONMENT CHALLENGING?

A    During the six-month period under review the macroeconomic picture was mixed. The market reacted favorably to mid-term election results, as the Republican Party increased its majority in the House of Representatives and gained control of the Senate. War with Iraq inched closer, as the U.N. Security Council passed a strict resolution concerning weapons inspections in Iraq. Interest rates fell to their lowest levels in 40 years, but the psychology of the consumer was still shaky, which was witnessed by the sluggish retail sales during the Christmas holiday.

Q    WHAT WAS YOUR STRATEGY IN MANAGING THE FUND IN THESE UNCERTAIN CONDITIONS?

A    In typical market conditions, the fund holds a mix of moderate and cyclical growth stocks. Moderate growers are companies expected to continue their earnings growth regardless of the macroeconomic situation. Cyclical growth stocks are more likely to outperform when the economy is strong. Despite aggressive interest-rate reductions by the Federal Reserve, the pace of mortgage refinancing has slowed. Weak retail sales during the holiday season added some concern about a slowing economy, as have the multiple variables for the market on the horizon--war with Iraq, consumer spending and the price of oil among them. However, we remained cautiously optimistic throughout the period and increased the fund's tilt toward cyclical stocks in anticipation of a continued economic recovery.

Q    WHAT WERE SOME OF THE AREAS THAT DETRACTED FROM THE FUND'S PERFORMANCE?

A    Weak performances from consumer discretionary stocks were the fund's largest detractors, largely because of poor showings by retail companies Home Depot and BJ's Wholesalers. Home Depot's growth momentum has been slowing this year, and the company has encountered increased competition, which is eating into its market share. We continue to believe in Home Depot's long-term potential, noting that the company is very profitable and capable of generating sizable free cash flow. BJ's Wholesalers, which has been adversely affected by increased pricing competition within the supermarket industry, posted sluggish sales, disappointing results in their new store locations and missed earnings expectations. The fund's position in the stock was eliminated during the reporting period.

     Health care was another detractor from fund performance. Two notable laggards in that group were Pfizer and Wyeth Pharmaceuticals. Pfizer declined after its announced merger with Pharmacia was generally not well received by the market. Wyeth struggled after negative news surfaced about the side effects from long-term use of its hormone replacement drug, Prempro.

Q    WHAT WERE SOME OF THE AREAS THAT HELPED THE FUND'S PERFORMANCE?

A    The fund's energy holdings posted strong performances during the period, and within the sector we are finding growth opportunities in exploration and production (E&P) companies, which we view as a potential hedge against the possibility of war with Iraq. One such E&P company is Baker Hughes, which was among the best performing issues in this group. We view the company as a favorable investment because of its capabilities in deep-sea oil drilling.

     In financials, our decision to underweight this area of the portfolio helped the fund's relative performance. Within this sector we are seeking high-quality growth stocks, and the portfolio has been aided by the performances of Freddie Mac, Citigroup and Goldman Sachs.

     Technology stocks also added to fund performance. In this sector, we view as favorable the long-term prospects for Intel, despite its sharp decline after announcing that the company's gross margins would decline in the third quarter. More recently there has been an increase in demand for PC motherboards, which should augur well for Intel.

     KEEP IN MIND THAT NOT ALL STOCKS HELD BY THE FUND PERFORMED FAVORABLY, AND THERE IS NO GUARANTEE THAT THESE SECURITIES WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 5.

Q    WERE THERE ANY MAJOR CHANGES MADE TO THE FUND'S PORTFOLIO IN THE PERIOD?

A    We did not make any major shifts or adjustments to the fund's portfolio during the period, aside from adding to some stocks that we believe will benefit from an economic recovery, including retailer Lowe's, initiating new positions in discount retailers Kohl's and Target and adding to the fund's exposure in pharmaceutical stocks, namely Eli Lilly and Johnson & Johnson.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND AND THE ECONOMY IN THE COMING MONTHS?

A    We remain cautiously optimistic that the economic recovery will continue to unfold, albeit slowly, and are encouraged by recent data points on consumer confidence and GDP growth. Many variables remain, but we continue to follow our investment strategy of seeking high-quality growth stocks with strong business models and favorable growth prospects.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores and pharmaceutical companies.

EARNINGS EXPECTATIONS: These reflect a company's anticipated profits, as forecast by market analysts or company officials. These forecasts may drive stock prices, because companies tend to increase in value as their profits rise.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks offering the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than do value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

SALES CHARGE: Also referred to as the load, this is a fee paid by an investor to acquire shares in a mutual fund.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                SHARES         VALUE
COMMON STOCKS 94.2%
CONSUMER DISCRETIONARY 11.2%
MEDIA 2.8%
Clear Channel Communications, Inc.                         107,500    $   4,008,675
Univision Communications, Inc., Class A (a)                 86,600        2,121,700
                                                                      -------------
                                                                          6,130,375
                                                                      -------------
MULTILINE RETAIL 5.1%
Kohl's Corp. (a)                                            44,150        2,470,193
Wal-Mart Stores, Inc.                                      175,325        8,855,666
                                                                      -------------
                                                                         11,325,859
                                                                      -------------
SPECIALTY RETAIL 3.3%
Lowe's Cos., Inc.                                           88,100        3,303,750
Bed Bath & Beyond, Inc. (a)                                117,650        4,062,454
                                                                      -------------
                                                                          7,366,204
                                                                      -------------
TOTAL CONSUMER DISCRETIONARY                                             24,822,438
                                                                      -------------
CONSUMER STAPLES 9.8%
BEVERAGES 5.2%
Anheuser-Busch Cos., Inc., Class A                          35,555        1,720,862
Coca-Cola Co.                                              118,075        5,174,046
PepsiCo, Inc.                                              109,100        4,606,202
                                                                      -------------
                                                                         11,501,110
                                                                      -------------
FOOD & DRUG RETAILING 1.4%
Kraft Foods, Inc.                                           78,850        3,069,631
                                                                      -------------
HOUSEHOLD PRODUCTS 3.2%
Procter & Gamble Co.                                        83,100        7,141,614
                                                                      -------------
TOTAL CONSUMER STAPLES                                                   21,712,355
                                                                      -------------
ENERGY 5.0%
ENERGY EQUIPMENT & SERVICES 2.0%
Baker Hughes, Inc.                                         137,475        4,425,320
                                                                      -------------
OIL & GAS 3.0%
Exxon Mobil Corp.                                          189,400        6,617,636
                                                                      -------------
TOTAL ENERGY                                                             11,042,956
                                                                      -------------
FINANCIALS 12.5%
DIVERSIFIED FINANCIALS 9.4%
American Express Co.                                        82,925        2,931,399
Citigroup, Inc.                                            206,683        7,273,175

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                         MARKET
DESCRIPTION                                                SHARES         VALUE
DIVERSIFIED FINANCIALS (CONTINUED)
Freddie Mac                                                179,525    $  10,600,951
                                                                      -------------
                                                                         20,805,525
                                                                      -------------
INSURANCE 3.1%
American International Group, Inc.                         118,025        6,827,746
                                                                      -------------
TOTAL FINANCIALS                                                         27,633,271
                                                                      -------------
HEALTH CARE 23.3%
BIOTECHNOLOGY 2.3%
Amgen, Inc. (a)                                            106,135        5,130,566
                                                                      -------------
HEALTH CARE EQUIPMENT & SUPPLIES 2.0%
Medtronic, Inc.                                             96,300        4,391,280
                                                                      -------------
HEALTH CARE PROVIDERS & SERVICES 3.1%
AmerisourceBergen Corp.                                     36,400        1,976,884
UnitedHealth Group, Inc.                                    57,700        4,817,950
                                                                      -------------
                                                                          6,794,834
                                                                      -------------
PHARMACEUTICALS 15.9%
Eli Lilly & Co.                                             50,150        3,184,525
Johnson & Johnson                                          179,250        9,627,518
Merck & Co., Inc.                                           74,000        4,189,140
Pfizer, Inc.                                               466,750       14,268,547
Wyeth                                                      102,650        3,839,110
                                                                      -------------
                                                                         35,108,840
                                                                      -------------
TOTAL HEALTH CARE                                                        51,425,520
                                                                      -------------
INDUSTRIALS 9.9%
AEROSPACE & DEFENSE 2.3%
General Dynamics Corp.                                      25,400        2,015,998
Lockheed Martin Corp.                                       51,200        2,956,800
                                                                      -------------
                                                                          4,972,798
                                                                      -------------
COMMERCIAL SERVICES & SUPPLIES 0.8%
First Data Corp.                                            48,550        1,719,156
                                                                      -------------
INDUSTRIAL CONGLOMERATES 6.8%
3M Co.                                                      33,100        4,081,230
General Electric Co.                                       450,650       10,973,327
                                                                      -------------
                                                                         15,054,557
                                                                      -------------
TOTAL INDUSTRIALS                                                        21,746,511
                                                                      -------------
INFORMATION TECHNOLOGY 22.1%
COMMUNICATIONS EQUIPMENT 2.8%
Cisco Systems, Inc. (a)                                    335,900        4,400,290
QUALCOMM, Inc. (a)                                          52,450        1,908,656
                                                                      -------------
                                                                          6,308,946
                                                                      -------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                         MARKET
DESCRIPTION                                                SHARES         VALUE
COMPUTERS & PERIPHERALS 4.7%
Dell Computer Corp. (a)                                    164,425    $   4,396,724
Hewlett-Packard Co.                                        127,450        2,212,532
International Business Machines Corp.                       47,800        3,704,500
                                                                      -------------
                                                                         10,313,756
                                                                      -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 6.8%
Applied Materials, Inc. (a)                                181,100        2,359,733
Intel Corp.                                                411,900        6,413,283
Jabil Circuit, Inc. (a)                                     52,110          933,811
Linear Technology Corp.                                     61,300        1,576,636
Texas Instruments, Inc.                                    178,875        2,684,914
Xilinx, Inc. (a)                                            49,100        1,011,460
                                                                      -------------
                                                                         14,979,837
                                                                      -------------
SOFTWARE 7.8%
Microsoft Corp. (a)                                        275,700       14,253,690
Oracle Corp. (a)                                           284,775        3,075,570
                                                                      -------------
                                                                         17,329,260
                                                                      -------------
TOTAL INFORMATION TECHNOLOGY                                             48,931,799
                                                                      -------------
TELECOMMUNICATION SERVICES 0.4%
WIRELESS TELECOMMUNICATION SERVICES 0.4%
AT&T Wireless Services, Inc. (a)                           154,800          874,620
                                                                      -------------
TOTAL LONG-TERM INVESTMENTS 94.2%
    (Cost $205,950,362)                                                 208,189,470
                                                                      -------------
REPURCHASE AGREEMENT 6.3%
J.P. Morgan Securities, Inc. ($13,973,000 par
    collateralized by U.S. Government obligations in a
    pooled cash account, dated 12/31/02, to be sold on
    1/2/03 at $13,973,660)
    (Cost $13,973,000)                                                   13,973,000
                                                                      -------------
TOTAL INVESTMENTS 100.5%
    (Cost $219,923,362)                                                 222,162,470
LIABILITIES IN EXCESS OF OTHER ASSETS (0.5)%                             (1,167,457)
                                                                      -------------
NET ASSETS 100%                                                       $ 220,995,013
                                                                      =============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $219,923,362)                                 $ 222,162,470
Cash                                                                            858
Receivables:
  Investments Sold                                                       10,201,657
  Fund Shares Sold                                                          917,666
  Dividends                                                                 189,462
  Interest                                                                      330
Other                                                                        36,123
                                                                      -------------
    Total Assets                                                        233,508,566
                                                                      -------------
LIABILITIES:
Payables:
  Investments Purchased                                                  11,226,731
  Fund Shares Repurchased                                                   670,836
  Distributor and Affiliates                                                214,523
  Investment Advisory Fee                                                   156,768
  Administrative Fee                                                         63,114
  Directors' Fee                                                                803
Accrued Expenses                                                            138,364
Directors' Deferred Compensation and Retirement Plans                        42,414
                                                                      -------------
    Total Liabilities                                                    12,513,553
                                                                      -------------
NET ASSETS                                                            $ 220,995,013
                                                                      =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
  shares authorized)                                                  $ 420,967,274
Net Unrealized Appreciation                                               2,239,108
Accumulated Net Investment Loss                                          (1,013,353)
Accumulated Net Realized Loss                                          (201,198,016)
                                                                      -------------
NET ASSETS                                                            $ 220,995,013
                                                                      =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $85,413,060 and 6,729,046 shares of beneficial
    interest issued and outstanding)                                  $       12.69
    Maximum sales charge (5.75%* of offering price)                            0.77
                                                                      -------------
    Maximum offering price to public                                  $       13.46
                                                                      =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $112,031,274 and 9,356,079 shares of beneficial
    interest issued and outstanding)                                  $       11.97
                                                                      =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $23,550,679 and 1,966,853 shares of beneficial
    interest issued and outstanding)                                  $       11.97
                                                                      =============

*  ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED) INVESTMENT INCOME:

INVESTMENT INCOME:
Dividends                                                             $   1,313,717
Interest                                                                    132,939
                                                                      -------------
    Total Income                                                          1,446,656
                                                                      -------------
EXPENSES:
Investment Advisory Fee                                                   1,081,548
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
  and C of $113,187, $618,994 and $130,299, respectively)                   862,480
Administrative Fee                                                          307,762
Shareholder Services                                                         71,549
Custody                                                                      26,292
Legal                                                                        19,350
Directors' Fees and Related Expenses                                         16,058
Other                                                                       110,418
                                                                      -------------
    Total Expenses                                                        2,495,457
    Investment Advisory Fee Reduction                                       133,496
    Less Credits Earned on Cash Balances                                      2,653
                                                                      -------------
    Net Expenses                                                          2,359,308
                                                                      -------------
NET INVESTMENT LOSS                                                   $    (912,652)
                                                                      =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain/Loss
  Investments                                                         $ (58,793,282)
  Foreign Currency Transactions                                                (263)
                                                                      -------------
Net Realized Loss                                                       (58,793,545)
                                                                      -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                               (19,905,184)
  End of the Period                                                       2,239,108
                                                                      -------------
Net Unrealized Appreciation During the Period                            22,144,292
                                                                      -------------
NET REALIZED AND UNREALIZED LOSS                                      $ (36,649,253)
                                                                      =============
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $ (37,561,905)
                                                                      =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                     SIX MONTHS ENDED        YEAR ENDED
                                                                    DECEMBER 31, 2002      JUNE 30, 2002
                                                                    -----------------      -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                                   $    (912,652)       $  (4,099,348)
Net Realized Loss                                                       (58,793,545)         (62,705,649)
Net Unrealized Appreciation/Depreciation During the Period               22,144,292          (29,753,627)
                                                                      -------------        -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                     (37,561,905)         (96,558,624)
                                                                      -------------        -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                36,446,138          108,751,626
Cost of Shares Repurchased                                              (68,744,944)        (155,350,393)
                                                                      -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                      (32,298,806)         (46,598,767)
                                                                      -------------        -------------
TOTAL DECREASE IN NET ASSETS                                            (69,860,711)        (143,157,391)
NET ASSETS:
Beginning of the Period                                                 290,855,724          434,013,115
                                                                      -------------        -------------
End of the Period (Including accumulated net investment loss of
  $(1,013,353) and $(100,701), respectively)                          $ 220,995,013        $ 290,855,724
                                                                      =============        =============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED                       YEAR ENDED JUNE 30,
                                      DECEMBER 31,   -------------------------------------------------------
                                         2002(a)     2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
CLASS A SHARES                        ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                           $14.60      $18.94      $27.17      $22.98      $20.01      $16.98
                                          ------      ------      ------      ------      ------      ------
  Net Investment Loss                      (0.02)      (0.11)      (0.16)      (0.18)      (0.14)      (0.07)
  Net Realized and Unrealized
    Gain/Loss                              (1.89)      (4.23)      (6.81)       5.82        4.70        5.03
                                          ------      ------      ------      ------      ------      ------
Total from Investment
  Operations                               (1.91)      (4.34)      (6.97)       5.64        4.56        4.96
                                          ------      ------      ------      ------      ------      ------
Less Distributions from
  Net Realized Gain                          -0-         -0-       (1.26)      (1.45)      (1.59)      (1.93)
                                          ------      ------      ------      ------      ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                           $12.69      $14.60      $18.94      $27.17      $22.98      $20.01
                                          ======      ======      ======      ======      ======      ======
Total Return* (b)                         -12.95%**   -22.87%     -26.45%      25.28%      25.57%      30.93%
Net Assets at End of the
  Period (In millions)                    $ 85.4      $109.7      $155.1      $186.0      $ 73.8      $ 64.0
Ratio of Expenses to Average
  Net Assets*                               1.50%       1.50%       1.50%       1.50%       1.50%       1.50%
Ratio of Net Investment Loss to
  Average Net Assets*                      (0.29)%     (0.62)%     (0.73)%     (0.71)%     (0.73)%     (0.37)%
Portfolio Turnover                           123%**      114%         80%        106%        282%        308%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                1.61%       1.55%       1.52%       1.56%       1.61%       1.71%
Ratio of Net Investment Loss
  to Average Net Assets                    (0.40)%     (0.67)%     (0.75)%     (0.77)%     (0.84)%     (0.59)%

**   NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED                       YEAR ENDED JUNE 30,
                                      DECEMBER 31,   -------------------------------------------------------
                                         2002(a)     2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
CLASS B SHARES                        ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                           $13.84      $18.09      $26.22      $22.38      $19.67      $16.85
                                          ------      ------      ------      ------      ------      ------
  Net Investment Loss                      (0.07)      (0.22)      (0.32)      (0.36)      (0.28)      (0.21)
  Net Realized and Unrealized
    Gain/Loss                              (1.80)      (4.03)      (6.55)       5.65        4.58        4.96
                                          ------      ------      ------      ------      ------      ------
Total from Investment
  Operations                               (1.87)      (4.25)      (6.87)       5.29        4.30        4.75
                                          ------      ------      ------      ------      ------      ------
Less Distributions from
  Net Realized Gain                          -0-         -0-       (1.26)      (1.45)      (1.59)      (1.93)
                                          ------      ------      ------      ------      ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                           $11.97      $13.84      $18.09      $26.22      $22.38      $19.67
                                          ======      ======      ======      ======      ======      ======
Total Return* (b)                         -13.43%**   -23.44%     -27.01%      24.42%      24.59%      29.94%
Net Assets at End of the
  Period (In millions)                    $112.0      $149.5      $230.5      $307.8      $176.2      $130.5
Ratio of Expenses to Average
  Net Assets*                               2.25%       2.25%       2.25%       2.25%       2.25%       2.25%
Ratio of Net Investment Loss
  to Average Net Assets*                   (1.05)%     (1.37)%     (1.48)%     (1.46)%     (1.50)%     (1.11)%
Portfolio Turnover                           123%**      114%         80%        106%        282%        308%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                2.36%       2.30%       2.27%       2.31%       2.36%       2.47%
Ratio of Net Investment Loss
  to Average Net Assets                    (1.16)%     (1.42)%     (1.50)%     (1.52)%     (1.61)%     (1.34)%

**   NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED                       YEAR ENDED JUNE 30,
                                      DECEMBER 31,   -------------------------------------------------------
                                         2002(a)     2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
CLASS C SHARES                        ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                           $13.85      $18.09      $26.21      $22.36      $19.66      $16.83
                                          ------      ------      ------      ------      ------      ------
  Net Investment Loss                      (0.07)      (0.22)      (0.32)      (0.36)      (0.28)      (0.21)
  Net Realized and Unrealized
    Gain/Loss                              (1.81)      (4.02)      (6.54)       5.66        4.57        4.97
                                          ------      ------      ------      ------      ------      ------
Total from Investment
  Operations                               (1.88)      (4.24)      (6.86)       5.30        4.29        4.76
                                          ------      ------      ------      ------      ------      ------
Less Distributions from
  Net Realized Gain                          -0-         -0-       (1.26)      (1.45)      (1.59)      (1.93)
                                          ------      ------      ------      ------      ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                           $11.97      $13.85      $18.09      $26.21      $22.36      $19.66
                                          ======      ======      ======      ======      ======      ======
Total Return* (b)                         -13.50%**   -23.44%     -26.95%      24.38%      24.67%      29.90%
Net Assets at End of the
  Period (In millions)                    $ 23.6      $ 31.6      $ 48.4      $ 61.3      $ 27.2      $ 24.9
Ratio of Expenses to Average
  Net Assets*                               2.25%       2.25%       2.25%       2.25%       2.25%       2.25%
Ratio of Net Investment
  Loss to Average Net Assets*              (1.04)%     (1.37)%     (1.48)%     (1.46)%     (1.48)%     (1.13)%
Portfolio Turnover                           123%**      114%         80%        106%        282%        308%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                2.36%       2.33%       2.27%       2.31%       2.36%       2.25%
Ratio of Net Investment Loss
  to Average Net Assets                    (1.15)%     (1.45)%     (1.50)%     (1.52)%     (1.59)%     (1.35)%

**   NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a nondiversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $102,688,136, which will expire between June 30, 2009 and June 30, 2010.

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                               $240,340,610
                                                                     ============
  Gross tax unrealized appreciation                                  $  5,046,650
  Gross tax unrealized depreciation                                   (23,224,790)
                                                                     ------------
  Net tax unrealized depreciation on investments                     $(18,178,140)
                                                                     ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $2,653 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies againt the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million                                                  0.90%
Next $500 million                                                   0.85%
Over $1 billion                                                     0.80%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $133,496 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $6,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $12,400, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $71,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $32,430 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $22,441.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $161,773,484, $212,015,972 and
$47,177,818 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                       SHARES          VALUE
   Sales:
     Class A                                          2,198,431    $  29,134,005
     Class B                                            390,565        4,884,757
     Class C                                            192,444        2,427,376
                                                     ----------    -------------
   Total Sales                                        2,781,440    $  36,446,138
                                                     ==========    =============

   Repurchases:
     Class A                                         (2,982,203)   $ (39,567,077)
     Class B                                         (1,838,104)     (22,870,513)
     Class C                                           (509,733)      (6,307,354)
                                                     ----------    -------------
   Total Repurchases                                 (5,330,040)   $ (68,744,944)
                                                     ==========    =============

     At June 30, 2002, capital aggregated $172,206,556, $230,001,728 and
$51,057,796 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                       SHARES          VALUE
   Sales:
     Class A                                          4,282,922    $  71,885,368
     Class B                                          1,622,355       27,087,881
     Class C                                            590,680        9,778,377
                                                     ----------    -------------
   Total Sales                                        6,495,957    $ 108,751,626
                                                     ==========    =============

   Repurchases:
     Class A                                         (4,959,012)   $ (82,533,145)
     Class B                                         (3,562,866)     (57,172,912)
     Class C                                           (983,115)     (15,644,336)
                                                     ----------    -------------
   Total Repurchases                                 (9,504,993)   $(155,350,393)
                                                     ==========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 30,218 and 54,515 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                        CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE OF
                                                     DOLLAR AMOUNT SUBJECT TO CHARGE
                                                     -------------------------------
YEAR OF REDEMPTION                                         CLASS B     CLASS C
First                                                        5.00%      1.00%
Second                                                       4.00%       None
Third                                                        3.00%       None
Fourth                                                       2.50%       None
Fifth                                                        1.50%       None
Thereafter                                                    None       None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $14,300 and CDSC on redeemed shares of Classes B and C of approximately $192,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $281,253,895 and sales of $316,885,212 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $510,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $95,500. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $2,449,700 and $51,600 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN FOCUS EQUITY FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                     Van Kampen Funds Inc.
                     1 Parkview Plaza, P.O. Box 5555
                     Oakbrook Terrace, IL 60181-5555
                     www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                    Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
                    474, 574, 674                             Member NASD/SIPC.
                    MSAE SAR 2/03                               9480B03-AP-2/03

VAN KAMPEN
GLOBAL EQUITY
ALLOCATION FUND

SEMIANNUAL REPORT


DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(TM)

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.

                         TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS        1
                         ECONOMIC SNAPSHOT        2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS        4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS        5
                        TOP FIVE COUNTRIES        5
          Q&A WITH YOUR PORTFOLIO MANAGERS        6
                         GLOSSARY OF TERMS        9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS       10
                      FINANCIAL STATEMENTS       40
             NOTES TO FINANCIAL STATEMENTS       46

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS       55
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES       56

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.


         NOT FDIC INSURED.      MAY LOSE VALUE.    NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)

Dec-00       1.1%
Mar-01      -0.6%
Jun-01      -1.6%
Sep-01      -0.3%
Dec-01       2.7%
Mar-02       5.0%
Jun-02       1.3%
Sep-02       4.0%
Dec-02       0.7%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

       INTEREST RATES        INFLATION
Dec-00          6.50%            3.40%
Jan-01          5.50%            3.70%
Feb-01          5.50%            3.50%
Mar-01          5.00%            2.90%
Apr-01          4.50%            3.30%
May-01          4.00%            3.60%
Jun-01          3.75%            3.20%
Jul-01          3.75%            2.70%
Aug-01          3.50%            2.70%
Sep-01          3.00%            2.60%
Oct-01          2.50%            2.10%
Nov-01          2.00%            1.90%
Dec-01          1.75%            1.60%
Jan-02          1.75%            1.10%
Feb-02          1.75%            1.10%
Mar-02          1.75%            1.50%
Apr-02          1.75%            1.60%
May-02          1.75%            1.20%
Jun-02          1.75%            1.10%
Jul-02          1.75%            1.50%
Aug-02          1.75%            1.80%
Sep-02          1.75%            1.50%
Oct-02          1.75%            2.00%
Nov-02          1.25%            2.20%
Dec-02          1.25%            2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                                 A SHARES    B SHARES    C SHARES
----------------------------------------------------------------------------------
Six-month total return based on NAV(1)            -13.02%     -13.38%     -13.36%
----------------------------------------------------------------------------------
Six-month total return(2)                         -18.02%     -17.71%     -14.23%
----------------------------------------------------------------------------------
One-year total return(2)                          -23.03%     -23.04%     -19.78%
----------------------------------------------------------------------------------
Five-year average annual total return(2)           -2.63%      -2.42%      -2.18%
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         5.43%       3.18%(3)    5.28%
----------------------------------------------------------------------------------
Commencement date                                  1/4/93      8/1/95      1/4/93
----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12B-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12B-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12B-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(3) REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SEVEN YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.   BP                                                                  1.9%
     Explores for and produces oil and natural gas, and manufactures petrochemicals.

2.   GLAXOSMITHKLINE                                                     1.9%
     Develops and markets pharmaceuticals and consumer products worldwide.

3.   EXXON MOBIL                                                         1.8%
     Explores for and produces petroleum and petrochemicals worldwide.

4.   MICROSOFT                                                           1.5%
     Develops and supports a range of software products.

5.   GENERAL ELECTRIC                                                    1.2%
     Produces appliances, lighting products, aircraft engines, and plastics.

6.   WAL-MART STORES                                                     1.2%
     Operates discount department stores and warehouse membership clubs.

7.   JOHNSON & JOHNSON                                                   1.1%
     Manufactures health care products, including Band-Aid, Tylenol and Motrin brands.

8.   VODAFONE GROUP                                                      1.0%
     Operates wireless communications networks in the United Kingdom and the United States.

9.   HSBC HOLDINGS                                                       1.0%
     A global banking and financial services organization.

10.  ASTRAZENECA GROUP                                                   1.0%
     Develops, manufactures and markets pharmaceutical products worldwide.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

[CHART]

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

                31-DEC-02   30-JUN-02
United States     41.8%      45.9%
United Kingdom    16.4%      13.9%
Japan              6.8%       7.0%
Netherlands        3.3%       4.8%
Switzerland        3.0%       2.8%

*    SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE SIX-MONTH PERIOD THAT ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S ACTIVE INTERNATIONAL ALLOCATION TEAM. CURRENT MEMBERS(1) INCLUDE BARTON BIGGS, MANAGING DIRECTOR, AND ANN THIVIERGE, MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q    HOW DID THE FUND PERFORM DURING THE PAST SIX MONTHS?

A    For the six months ended December 31, 2002, the fund had a total return of
-13.02 percent. By comparison, the fund's benchmark, the MSCI World Index (net dividends), returned -12.14 percent. RETURN FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO
0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT. IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE MSCI WORLD INDEX (NET DIVIDENDS), THE FUND'S BENCHMARK INDEX, IS A BROAD-BASED, UNMANAGED INDEX COMPOSED OF SECURITIES ON STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST, AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT MARKET FACTORS MOST INFLUENCED THE FUND?

A    The third quarter of 2002 was marked by high volatility in the global equity markets and rising pessimism about the global economy. As measured by the fund's benchmark index, the international equity markets lost nearly 20 percent during the third quarter, and no market or sector was unscathed. After bottoming in early October, the global equity markets rallied more than 17 percent through the end of November. From then into year-end, global equities traded in a fairly narrow range. Technology and telecommunications surged in the fourth quarter while the more defensive sectors lagged. The performance divergence was stark: telecommunications rose nearly 30 percent while consumer staples gained only 0.6 percent. The U.S. dollar was notably weak during this period, losing more than 6 percent versus the euro and Swiss franc.

Q    WHAT WAS YOUR STRATEGY IN MANAGING THE FUND DURING THIS VOLATILE PERIOD?

A    We did not make any major changes in our investment strategy during the fourth quarter, and the fund remains defensively positioned, with an overweighting of consumer staples and utilities. The fund continued to overweight the United Kingdom. Although we have covered a good portion of our earlier underweightings in telecommunications and technology hardware, we remain below the benchmark's weightings. Our above-benchmark allocation to consumer staples and utilities is based on our belief that these holdings represent companies with generally strong cash earnings and a stable outlook for their businesses.

     During the reporting period, we reduced the fund's exposure to European financial stocks. We believe there is overcapacity in the European financial sector, which we anticipate will result in further consolidation and margin pressure. Our primary concern, however, is the sector's credit exposure in a post-bubble economy. Credit spreads have widened, and we believe that financial companies will need to make material increases to provisioning and write-offs before it's all over.

     KEEP IN MIND THAT NOT ALL SECURITIES HELD BY THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE SECURITIES WILL PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q WHAT IS YOUR OUTLOOK FOR THE GLOBAL MARKETS, AND THE FUND, FOR THE UPCOMING MONTHS?

A    In the United States, economic and market data is mixed. New orders data for December was strong, while the employment report caught many by surprise with its bleak reading. Policymakers continue to pump the system in an effort to provide a floor for the economy. Market sentiment measures are back to neutral from their oversold levels and valuations are not compelling. We are at 85 percent of the benchmark weight, including approximately 5 percent in mid-cap stocks.

     Japan was the worst performer in the fourth quarter, down 5.7 percent as investors have lost faith in the pace and depth of economic reforms there. In our view, the Japanese market ranks highly on valuation, earnings and technicals. On an absolute valuation basis, the MSCI Japan Index has a price-to-book value of 1.34. While cheap valuations signal there may be little room for the market on the downside, a catalyst to spur market performance is absent thus far. Like valuations, we believe market technicals offer hope: the market is oversold and investors appear apathetic. As such, we are taking a wait-and-see approach before adding to the fund's weighting in Japan.

     Following weak performance for the first three quarters of the year, Euroland markets were robust in the fourth quarter and led world markets with a gain of 12.3 percent. On an absolute valuation basis, these markets have settled back to their 10-year average and are, in our view, attractively valued on a forward-yield gap basis. However, earnings revisions are below 50 percent, and fundamentals for the coming year are less than compelling. Consumer and business confidence indicators presently hover at low levels. Although the rate cut by the European Central Bank was clearly a positive for investor confidence, we expect the euro to appreciate--nullifying some of the benefits of this easing. For the consumer sector, fiscal pressure seems likely to result in higher taxes and lower social benefits. The fund remains underweighted in Europe and defensively positioned within the region.

     Commodity prices, notably crude oil and gold, moved sharply higher as 2002 came to a close, spurred upward by proclamations by the U.S. Federal Reserve and the 50 basis-point cut to short-term interest rates. The question now is this:
Is the market beginning to discount an inflationary boom rather than looming deflation? The fund remains defensively positioned while we wait to see the trajectory and strength of an economic recovery. For us, a number of structural issues (lack of pricing power and overcapacity) have yet to be resolved. We will become more aggressive, and fully invested, as a sustainable cyclical upswing is clear.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oak Brook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

EURO: The official currency unit for the countries comprising Europe's Economic and Monetary Union (EMU).

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PRICE-TO-BOOK (P/B) RATIO: A stock's book value--its assets less liabilities--in relation to its actual market value. The P/B ratio is calculated by dividing a stock's share price by its book value. A low P/B ratio can often suggest that a stock is undervalued, while a high ratio indicates it might be overvalued.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS                 THE FOLLOWING PAGES DETAIL YOUR FUND'S
DECEMBER 31, 2002 (UNAUDITED)           PORTFOLIO OF INVESTMENTS AT THE END OF
                                        THE REPORTING PERIOD.

                                                                                   MARKET
DESCRIPTION                                                         SHARES          VALUE
COMMON STOCKS  91.0%
AUSTRALIA  1.3%
Amcor Ltd.                                                           20,162    $      96,055
AMP Diversified Property Trust                                       10,287           15,066
AMP Ltd.                                                             19,897          124,827
Australia and New Zealand Banking Group Ltd.                         15,000          146,039
Australian Gas Light Co., Ltd.                                       11,272           66,668
BHP Billiton, Ltd.                                                   74,342          423,428
Boral, Ltd.                                                           5,007           12,222
Brambles Industries Ltd.                                             23,662           62,406
Coca-Cola Amatil Ltd.                                                39,167          115,827
Coles Myer Ltd.                                                      23,731           83,895
Commonwealth Bank of Australia                                       23,741          359,701
CSL Ltd.                                                              2,784           33,744
CSR Ltd.                                                             26,206           92,939
Foster's Brewing Ltd.                                                49,122          124,042
General Property Trust                                               38,821           64,700
Goodman Fielder Ltd.                                                 31,247           31,211
Leighton Holdings Ltd.                                                7,163           40,878
Lend Lease Corp., Ltd.                                                8,799           47,993
M.I.M Holdings Ltd.                                                  19,378           16,420
Mayne Nickless Ltd.                                                  21,280           38,929
National Australia Bank Ltd.                                         29,213          520,474
News Corp., Ltd.                                                     35,360          227,789
OneSteel Ltd.                                                         4,773            4,821
Orica Ltd.                                                            7,561           44,550
Pacific Dunlop Ltd.                                                   5,533           23,286
PaperlinX Ltd.                                                        3,376            9,643
QBE Insurance Group Ltd.                                             11,161           51,043
Rio Tinto Ltd.                                                        5,417          103,199
Santos Ltd.                                                           9,692           32,741
Southcorp Ltd.                                                       16,467           42,506
Stockland Trust Group                                                10,859           29,371
Suncorp-Metway Ltd.                                                   8,300           51,932
Tabcorp Holdings Ltd.                                                 8,543           51,055
Telstra Corp., Ltd.                                                 108,659          268,895
Wesfarmers Ltd.                                                       7,144          106,636
Westfield Trust                                                       1,518            2,896
Westfield Trust                                                      41,670           81,139
Westpac Banking Corp., Ltd.                                          26,471          204,245

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       10

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
AUSTRALIA (CONTINUED)
WMC Ltd.                                                             47,017    $     129,280
WMC Resources Ltd.                                                   47,017          111,339
Woolworths Ltd.                                                      29,825          190,794
                                                                               -------------
                                                                                   4,284,624
                                                                               -------------
AUSTRIA  0.1%
Boehler-Udderholm AG                                                    263           12,186
Erste Bank Der Oester Spark                                             105            7,072
Flughafen Wein AG                                                     2,637           88,599
Mayr-Melnhof Karton AG                                                  342           25,315
Oesterreichish Elektrizitaets AG, Class A                             1,421          121,059
VA Technologies AG                                                      582            9,472
Wienerberger Baustoffindustrie AG                                     2,684           47,766
                                                                               -------------
                                                                                     311,469
                                                                               -------------
BELGIUM  0.4%
Dexia                                                                23,766          295,195
Electrabel S.A.                                                         141           34,272
Fortis AG                                                            59,920        1,056,939
KBC Bancassurance Holding                                             1,461           46,617
Solvay S.A.                                                             680           46,908
UCB S.A.                                                                892           28,097
                                                                               -------------
                                                                                   1,508,028
                                                                               -------------
CANADA  2.3%
Abitibi-Consolidated, Inc.                                            9,450           72,896
Agrium, Inc.                                                          5,050           56,843
Alcan Aluminum Ltd.                                                   1,750           51,560
Alcan, Inc.                                                           5,899          175,070
Ballard Power Systems, Inc.(a)                                          800            8,888
Bank of Montreal                                                     10,000          265,119
Bank of Nova Scotia                                                   9,300          311,439
Barrick Gold Corp.                                                    6,600          102,200
BCE, Inc.                                                            14,100          255,548
Biovail Corp.(a)                                                      4,200          112,365
Bombardier, Inc., Class B                                            51,400          173,894
Branscan Corp., Class A                                               2,900           58,553
C.I. Fund Management, Inc.                                            9,600           61,049
Cameco Corp.                                                          1,300           30,985
Canadian Imperial Bank of Commerce                                    7,600          210,335
Canadian Natural Resources Ltd.                                       3,500          104,165
Canadian Pacific Railway Ltd.                                         4,050           80,227
Canadian Tire Corp., Class A                                          2,200           45,399
Celestica, Inc.(a)                                                    5,200           72,916
Cognos, Inc.(a)                                                         800           18,824

SEE NOTES TO FINANCIAL STATEMENTS

                                       11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
CANADA (CONTINUED)
Daiwa House Industry Co., Ltd.                                       12,800    $      71,991
Dofasco, Inc.                                                         3,700           65,812
Domtar, Inc.                                                         12,500          124,801
Enbridge, Inc.                                                        4,700          127,356
Fairfax Financial Holdings Ltd.                                         100            7,702
Fairmont Hotels & Resorts, Inc.                                       2,025           47,158
Fording, Inc.                                                         1,344           28,213
Four Seasons Hotels, Inc.                                               800           22,588
George Weston Ltd.                                                    4,900          281,224
Imperial Oil Ltd.                                                    16,500          470,709
Inco Ltd.(a)                                                          7,850          166,635
Investors Group, Inc.                                                   775           13,184
Magna International, Inc., Class A                                    3,300          184,821
Manulife Financial Corp.                                              8,800          192,453
MDS Inc., Class B                                                     9,500          132,909
National Bank of Canada                                               2,400           49,297
Nexen, Inc.                                                           5,100          111,081
Noranda, Inc.                                                        11,950          107,987
Nortel Networks Corp.(a)                                             87,964          140,966
PanCanadian Energy Corp.                                             15,216          472,010
Petro-Canada                                                          8,300          258,158
Placer Dome, Inc.                                                     5,400           61,332
Potash Corp. of Saskatchewan, Inc.                                    1,900          120,464
Power Corp. of Canada                                                 5,900          135,072
Quebecor, Inc., Class B(a)                                            5,200           46,593
Rogers Communication, Inc., Class B(a)                                7,400           68,988
Royal Bank of Canada                                                 11,500          423,068
Sun Life Financial Services of Canada, Inc.                           7,600          129,091
Suncor Energy, Inc.                                                  16,200          254,461
Talisman Energy, Inc.                                                 4,300          155,456
Teck Cominco Ltd.                                                     5,693           41,996
Thomson Corp.(a)                                                     14,300          381,940
TransAlta Corp.                                                       3,300           35,907
TransCanada PipeLines Ltd.                                           22,444          327,133
                                                                               -------------
                                                                                   7,526,831
                                                                               -------------
DENMARK  0.2%
Danske Bank A/S                                                      21,651          358,192
Group 4 Flack A/S                                                     5,800          122,609
ISS A/S(a)                                                            3,800          137,017
Novo-Nordisk A/S, Class B                                             6,500          187,957
Novozymes A/S, Class B                                                  200            4,185
TDC A/S                                                                 900           21,889
                                                                               -------------
                                                                                     831,849
                                                                               -------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       12

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
FINLAND  0.5%
Enso Oyj                                                             10,763    $     113,571
Fortum Oyj                                                            8,888           58,325
Instrumentarium Oyj                                                     900           36,078
Kone Oyj, Class B                                                     1,680           50,466
Metso Oyj                                                            10,077          108,978
Nokia Oyj                                                            63,481        1,009,776
Outokumpu Oyj                                                         4,516           39,355
Sampo Oyj, Class A                                                    1,377           10,482
UPM-Kymmene Oyj                                                       7,713          247,807
                                                                               -------------
                                                                                   1,674,838
                                                                               -------------
FRANCE  2.8%
Accor S.A.                                                            1,917           58,088
Aventis S.A.                                                         13,000          707,037
Axa                                                                  23,688          318,103
BNP Paribas S.A.                                                      3,233          131,808
Bouygues S.A.                                                        10,745          300,319
Cap Gemini S.A.                                                       1,287           29,431
Carrefour S.A.                                                        6,625          295,140
Casino Guichard Perrachon S.A.                                          800           59,427
Compagnie de Saint-Gobain                                             3,564          104,627
Dassault Systemes S.A.                                                1,465           31,594
Essilor International S.A.                                              711           29,301
Gecina S.A.                                                           2,030          215,271
Groupe Danone                                                         4,132          556,182
Imerys S.A.                                                             129           16,307
Klepierre                                                             1,648          223,384
L'Air Liquide S.A.                                                    1,623          214,201
L'Oreal S.A.                                                          6,678          508,689
Lafarge S.A.                                                          3,091          233,019
Lagardere SCA                                                           858           34,872
LVMH Moet-Hennessy Louis Vuitton                                      4,597          188,962
Pechiney S.A.                                                           996           34,970
Pernod-Ricard                                                           595           57,662
Pinault-Printemps-Redoute S.A.                                        1,235           90,898
Sanofi-Synthelabo S.A.                                               15,874          970,848
Schneider Electric S.A.                                               1,577           74,659
Silic                                                                   130           23,409
Societe BIC S.A.                                                      2,566           88,504
Societe Fonciere Lyonnaise                                            7,760          239,540
Societe Generale                                                      1,389           80,940
Sodexho Alliance S.A.                                                 4,473          103,321
Sophia S.A.                                                           4,085          132,103
STMicroelectronics N.V.                                               4,603           90,279

SEE NOTES TO FINANCIAL STATEMENTS

                                       13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
FRANCE (CONTINUED)
Suez S.A.                                                             4,415    $      76,672
Thales S.A.                                                           1,715           45,431
Thomson Multimedia                                                    5,608           95,741
TotalFinaElf S.A., Class B                                           16,007        2,287,372
Unibail                                                               9,080          646,375
Vivendi Universal S.A.                                                4,739           76,576
                                                                               -------------
                                                                                   9,471,062
                                                                               -------------
GERMANY  2.4%
Adidas-Salomon AG                                                     1,276          108,519
Allianz AG                                                            3,236          306,127
Altana AG                                                               950           43,190
BASF AG                                                              13,624          513,532
Bayer AG                                                             17,098          359,041
Bayerische Hypo-und Vereinsbank AG                                    4,901           76,158
Beiersdorf AG                                                         3,674          408,897
Daimler Chrysler AG                                                  11,753          359,713
Deutsche Boerse AG                                                    1,000           39,898
Deutsche Lufthansa AG(a)                                              6,241           59,040
Deutsche Post AG (Registered)                                         5,501           57,816
Deutsche Telekom AG                                                  88,130        1,130,743
Douglas Holding AG                                                    1,313           22,057
E.On AG                                                              32,209        1,298,605
Fresenius Medical Care AG                                               829           34,816
Heidelberger Zement AG                                                  387           14,364
Infineon Technologies AG(a)                                             436            3,204
IVG Holding AG                                                       31,539          275,843
KarstadtQuelle  AG                                                    1,736           29,163
Linde AG                                                              3,039          111,678
MAN AG                                                                1,267           17,560
Merck KGAA                                                            2,678           70,604
Metro AG                                                              8,145          196,692
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)            1,850          221,240
Porsche                                                                 100           41,578
Preussag AG                                                           4,098           68,628
RWE AG                                                                5,201          133,789
SAP AG                                                                9,060          710,588
Schering AG                                                           5,761          251,024
Siemens AG                                                           20,556          874,103
ThyssenKrupp AG                                                       8,485           95,681
Volkswagen AG                                                         3,101          112,328
                                                                               -------------
                                                                                   8,046,219
                                                                               -------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       14

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                         SHARES          VALUE
GREECE  0.0%
Alpha Credit Bank S.A.                                                  500    $       6,037
EFG Eurobank Ergasias                                                   300            3,528
National Bank of Greece S.A.                                            450            6,378
Titan Cement Co. S.A.                                                   500           19,141
                                                                               -------------
                                                                                      35,084
                                                                               -------------
HONG KONG  1.6%
Amoy Properties                                                      74,000           71,642
ASM Pacific Technology Ltd.                                           7,000           13,464
Bank of East Asia                                                    90,524          154,965
BOC Hong Kong Holdings Ltd.(a)                                      149,000          152,850
Cathay Pacific Airways Ltd.                                          66,000           90,133
Cheung Kong Holdings Ltd.                                           100,000          650,766
Cheung Kong Infrastructure                                           22,000           37,661
CLP Holdings Ltd.                                                   111,900          450,556
Esprit Holdings Ltd.                                                 37,000           62,390
Hang Seng Bank Ltd.                                                  50,000          532,154
Henderson Land Development Co., Ltd.                                 37,000          111,021
Hong Kong & China Gas Co., Ltd.                                     233,210          302,035
Hong Kong Electric Holdings Ltd.                                     88,000          332,884
Hong Kong Exchanges & Clearing Ltd.                                  69,000           86,709
Hutchison Whampoa Ltd.                                              131,000          819,747
Johnson Electric Holdings, Ltd.                                      97,500          106,896
Li & Fung Ltd.                                                      101,000           95,839
MTR Corp., Ltd                                                       84,541           89,436
New World Development Co., Ltd.                                      57,781           28,896
Pacific Century CyberWorks Ltd.                                     602,000           94,949
Shangri-La Asia Ltd.                                                 70,000           45,778
Sino Land Co., Ltd.                                                     742              238
Sun Hung Kai Properties Ltd.                                         88,000          521,331
Swire Pacific Ltd., Class A                                          62,000          236,917
Television Broadcasts Ltd.                                           30,000           94,634
Wharf Holdings Ltd.                                                  81,000          152,683
                                                                               -------------
                                                                                   5,336,574
                                                                               -------------
IRELAND  0.3%
Allied Irish Bank plc                                                34,154          461,160
Bank of Ireland                                                      31,344          321,856
CRH plc                                                              15,757          194,393
Elan Corp plc(a)                                                      3,100            6,672
Irish Life & Permanent plc                                            1,916           20,750
                                                                               -------------
                                                                                   1,004,831
                                                                               -------------

SEE NOTES TO FINANCIAL STATEMENTS

                                       15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                         SHARES          VALUE
ITALY  2.2%
Aedes SpA                                                            39,550    $     136,619
Alleanza Assicurazioni                                                6,457           48,948
Assicurazioni Generali SpA                                           19,172          394,541
Autogrill SpA(a)                                                      9,498           73,995
Banca Monte dei Paschi Siena                                          4,540           10,701
Banca Nazionale Del Lavoro                                            6,295            6,973
Banca Popolare di Milano SCRL(a)                                      2,803           10,212
Benetton Group SpA                                                    7,571           67,568
Beni Stabili SpA                                                    393,800          176,965
Enel SpA                                                            219,623        1,143,743
ENI SpA                                                             107,809        1,714,891
IntesaBci SpA                                                       145,993          308,104
Italcementi SpA                                                       1,891           19,060
Italgas SpA                                                          14,069          191,442
Mediaset SpA                                                         13,039           99,392
Mediobanca SpA                                                       10,933           89,996
Parmalat Finanziaria SpA                                             40,131           95,648
Pirelli SpA                                                          74,318           68,667
Riunione Adratica di Sicurta SpA                                      6,604           80,433
Sanpaolo-IMI SpA                                                     28,359          184,608
Snia SpA(a)                                                          11,754           22,399
Snia SpA(a)                                                          11,754              500
Telecom Italia SpA                                                    7,266           36,695
Telecom Italia SpA                                                   99,023          751,698
TIM SpA                                                             211,339          965,245
UniCredito Italiano SpA                                             120,042          480,205
                                                                               -------------
                                                                                   7,179,248
                                                                               -------------
JAPAN  6.8%
Acom Co., Ltd.                                                        2,400           78,808
Advantest Corp.                                                       1,200           53,751
Aeon Co., Ltd.                                                        6,800          160,882
Aiful Corp.                                                             250            9,388
Ajinomoto Co., Inc.(b)                                               16,800          175,256
Amada Co., Ltd.(b)                                                    7,000           19,096
Asahi Breweries Ltd.                                                  9,000           58,954
Asahi Glass Co., Ltd.                                                26,600          162,821
Asahi Kasei Corp.                                                    28,400           70,301
Asatsu-DK, Inc.                                                       1,100           19,496
Banyu Pharmaceutical Co., Ltd(b)                                      1,000            9,379
BELLSYSTEM 24, Inc.                                                     130           25,361
Benesse Corp.(b)                                                      2,700           30,235
Bridgestone Corp.                                                    17,000          210,407
Canon, Inc.                                                          15,800          594,645

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       16

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
JAPAN (CONTINUED)
Casio Computer Co., Ltd.                                              8,000    $      44,523
Central Japan Railway Co.                                                48          298,661
Chubu Electric Power Co., Inc.                                        3,700           66,044
Chugai Pharmaceutical Co., Ltd.                                       5,100           48,522
Credit Saison Co., Ltd.                                               2,400           40,919
CSK Corp.                                                             1,300           27,254
Dai Nippon Printing Co., Ltd.                                        23,800          263,109
Daicel Chemical Industries Ltd.                                       4,000           11,282
Daiichi Pharmaceutical Co., Ltd.                                      5,000           71,693
Daikin Industries Ltd.                                                3,800           60,150
Dainippon Ink & Chemicals                                            11,000           17,597
Daito Trust Construction Co.                                          2,700           59,674
Daiwa Securities Co., Ltd.                                           27,000          119,803
Denki Kagaku Kogyo K K                                               13,000           28,349
Denso Corp.                                                          14,800          242,617
East Japan Railway Co.                                                  107          530,631
Ebara Corp.                                                           7,800           24,102
Eisai Co., Ltd.                                                       4,700          105,460
Fanuc Ltd.                                                            4,500          198,914
Fuji Machine Manufacturing Co.                                          500            4,715
Fuji Photo Film Ltd.(b)                                              11,000          358,424
Fuji Soft ABC, Inc.                                                     800           12,629
Fuji Television Network, Inc.(b)                                          8           32,197
Fujikura Ltd.                                                         5,000           11,872
Fujisawa Pharmaceutical Co., Ltd.                                     2,000           45,719
Fujitsu Ltd.                                                         29,600           84,486
Furukawa Electric Co., Ltd.                                          11,800           24,739
Hankyu Department Store                                               2,000            9,649
Hitachi Ltd.                                                         53,000          203,039
Honda Motor Co., Ltd.                                                15,452          571,140
Hoya Corp.                                                            2,000          139,934
Isetan Co., Ltd.                                                      3,000           20,561
Ishihara Sangyo Kaisha Ltd. (a,b)                                     5,000            5,136
Ishikawajima-Harima Heavy Industries Co., Ltd.                       20,000           18,186
Ito-Yokado Co., Ltd.                                                  8,000          235,750
Itochu Corp.                                                         26,000           56,260
Japan Air Lines(a)                                                   24,000           51,124
Japan Tobacco, Inc.                                                      67          447,908
JFE Holdings Inc(a)                                                  11,300          137,099
JGC Corp.                                                             4,000           22,363
JSR Corp.                                                             5,000           50,181
Kajima Corp.                                                         26,600           59,350
Kaneka Corp.(b)                                                       5,000           26,732
Kansai Electric Power Co., Inc.                                      20,200          304,947

SEE NOTES TO FINANCIAL STATEMENTS

                                       17

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
JAPAN (CONTINUED)
KAO Corp.                                                            12,800    $     280,744
Kawasaki Heavy Industries, Ltd.(a)                                   20,000           15,829
Keihin Electric Express Railway Co., Ltd.                            10,000           45,466
Keio Teito Electric Railway Co., Ltd.                                 4,000           21,184
Keyence Corp.                                                           600          104,319
Kikkoman(b)                                                           2,000           13,859
Kinki Nippon Railway Co., Ltd.(a)                                    35,600           76,733
Kirin Brewery Co., Ltd.                                              20,600          130,951
Kokuyo Co., Ltd.                                                      4,000           33,241
Komatsu Ltd.                                                         22,600           73,640
Konami Co., Ltd.                                                      2,200           50,754
Konica Corp.                                                          5,000           36,247
Koyo Seiko Co., Ltd.                                                  2,000            8,874
Kubota Corp.                                                         31,400           85,129
Kuraray Co., Ltd.                                                     8,000           49,575
Kurita Water Industries Ltd.                                          2,000           20,123
Kyocera Corp.                                                         3,100          180,357
Kyowa Exeo Corp.                                                      2,000            6,315
Kyowa Hakko Kogyo Co., Ltd.(b)                                        6,800           28,169
Kyushu Electric Power                                                 2,400           35,080
Mabuchi Motor Co. Ltd.                                                  200           18,388
Marubeni Corp.(a)                                                    28,200           25,880
Marui Co., Ltd.                                                       7,800           76,312
Matsushita Electric Industrial Co., Ltd.                             47,400          466,936
Matsushita Electric Works                                             2,000           12,360
Meiji Seika Kaisha Ltd.                                               6,000           17,631
Meitec Corp.                                                            800           19,534
Minebea Co., Ltd.                                                     8,000           27,818
Mitsubishi Chemical Corp.(a)                                         40,000           79,818
Mitsubishi Corp.                                                     27,000          164,814
Mitsubishi Electric Corp.(a)                                         45,400          104,737
Mitsubishi Estate Co., Ltd.                                          24,000          182,672
Mitsubishi Heavy Industries Ltd.                                     75,000          183,127
Mitsubishi Logistics Corp.                                            2,000            9,750
Mitsubishi Rayon Co., Ltd.                                            9,000           20,535
Mitsui & Co., Ltd.                                                   32,200          150,196
Mitsui Chemicals, Inc.                                               14,000           62,356
Mitsui Fudosan Co., Ltd.                                             16,000          103,730
Mitsui Mining & Smelting Co., Ltd.                                    9,000           20,763
Mitsui Trust Holdings, Inc.                                          28,519           46,343
Mori Seiki Co., Ltd. (First Section)                                    800            4,068
Murata Manufacturing Co., Inc.                                        4,300          168,351
Namco Ltd.                                                              200            3,348
NEC Corp.                                                            25,600           95,701

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       18

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                         SHARES          VALUE
JAPAN (CONTINUED)
NGK Insulators Ltd.                                                   8,800    $      48,012
NGK Spark Plug Co., Ltd.(b)                                           2,000           12,933
Nikko Cordial Corp.                                                   8,000           26,943
Nikon Corp.(a)                                                        5,000           37,552
Nintendo Co., Ltd.                                                    2,400          224,097
Nippon Express Co., Ltd.                                             20,000           78,303
Nippon Meat Packers, Inc.                                             4,800           47,891
Nippon Mining Holdings, Inc.(a)                                       8,500           11,379
Nippon Mining Holdings, Inc.(a)                                      34,600          156,730
Nippon Sheet Glass Co., Ltd.                                          9,000           16,140
Nippon Steel Corp.                                                  151,000          176,720
Nippon Telegraph & Telephone Corp. ADR                                  169          613,278
Nippon Unipac Holding                                                    21           91,058
Nippon Yusen Kabushiki Kaisha                                        27,400           92,279
Nissan Motor Co., Ltd.                                               63,400          494,303
Nisshin Flour Milling Co., Ltd.                                       4,000           26,606
Nisshinbo Industries                                                  4,000           13,876
Nissin Food Products Co., Ltd.(b)                                     1,700           37,930
Nitto Denko Corp.                                                     3,900          110,988
Nomura Holdings, Inc.                                                39,000          438,040
Noritake Co., Ltd.                                                    2,000            5,692
NSK Ltd.                                                             17,000           43,799
NTN Corp.                                                            10,000           34,520
NTT Data Corp.                                                           15           41,425
NTT Docomo, Inc.                                                        127          234,175
Obayashi Corp.                                                       14,000           31,119
OJI Paper Co., Ltd.                                                  24,600          105,633
Olympus Optical Co., Ltd.                                             4,000           65,134
Omron Corp.                                                           4,000           58,937
Onward Kashiyama Co., Ltd.                                            5,000           39,151
Oracle Corp. Japan(a)                                                   200            4,841
Oriental Land Co., Ltd.                                               1,700          102,913
ORIX Corp.                                                            1,700          109,497
Osaka Gas Co.                                                        51,200          126,308
Pioneer Electronic Corp.                                              3,450           64,631
Promise Co., Ltd.                                                     2,400           85,476
Ricoh Co., Ltd.                                                      13,000          213,109
Rohm Co., Ltd.                                                        1,900          241,719
Sankyo Co., Ltd.                                                      8,800          110,324
Sanrio Co., Ltd.(b)                                                     400            1,987
Sanyo Electric Co., Ltd.                                             38,400           99,904
Secom Co., Ltd.                                                       7,800          267,290
Sekisui Chemical Co., Ltd.                                            8,000           20,679
Sekisui House Ltd.                                                   16,800          118,818

SEE NOTES TO FINANCIAL STATEMENTS

                                       19

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
JAPAN (CONTINUED)
Seven-Eleven Japan Co., Ltd.(b)                                       5,000    $     152,395
Sharp Corp.                                                          23,600          223,939
Shimamura Co., Ltd.                                                     500           31,826
Shimano, Inc.(b)                                                      2,700           40,919
Shimizu Corp.                                                        19,800           49,512
Shin-Etsu Chemical Co., Ltd.                                          7,898          258,678
Shionogi & Co., Ltd.                                                  6,000           84,769
Shiseido Co., Ltd.                                                    9,000          116,923
Showa Shell Sekiyu K.K.                                               5,000           34,689
Skylark Co., Ltd.                                                     2,400           31,806
SMC Corp.                                                             1,400          131,313
Softbank Corp.                                                        5,800           66,170
Sony Corp.                                                           17,997          751,580
Sumitomo Chemical Co., Ltd.                                          31,200          123,203
Sumitomo Corp.                                                       17,400           74,716
Sumitomo Electric Industries Ltd.                                    12,800           82,876
Sumitomo Metal Mining Co.                                            11,000           45,845
Sumitomo Osaka Cement Co., Ltd.                                       1,000            1,313
Sumitomo Trust & Banking Co., Ltd.                                    5,000           20,249
Taisho Pharmaceutical Co.                                             7,000          102,846
Takara Shuzo Co., Ltd.                                                3,000           13,059
Takashimaya Co., Ltd.                                                 5,000           19,576
Takeda Chemical Industries Ltd.                                      17,800          743,353
Takefuji Corp.                                                        2,644          152,491
Takuma Co., Ltd.                                                      2,000           10,777
TDK Corp.                                                             2,400           96,590
Teijin Ltd.                                                          19,600           46,867
Teikoku Oil Co., Ltd.                                                 5,000           19,955
Terumo Corp.                                                          4,400           60,830
THK Company Ltd.                                                        500            5,502
TIS, Inc.                                                               852           12,568
Tobu Railway Co., Ltd.(a,b)                                          19,800           52,513
Toho Co., Ltd.                                                        2,200           21,098
Tohoku Electric Power Co., Ltd.                                      10,700          157,387
Tokyo Broadcasting System, Inc.                                       2,000           25,124
Tokyo Electric Power Co.                                             28,100          533,514
Tokyo Electron Ltd.                                                   2,700          122,076
Tokyo Gas Co., Ltd.                                                  57,200          179,156
Tokyu Corp.                                                          24,800           87,281
TonenGeneral Sekiyu KK                                                2,000           13,135
Toppan Printing Co., Ltd.                                            21,800          163,908
Toray Industries, Inc.                                               28,500           60,470
Toshiba Corp.(a)                                                     59,000          184,794
Tosoh Corp.                                                          16,000           38,528

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       20

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
JAPAN (CONTINUED)
Tostem Inax Holding Corp.                                             5,000    $      75,777
Toto Ltd.                                                             9,800           36,223
Toyo Seikan Kaisha Ltd.                                               5,000           59,569
Toyobo Ltd.                                                           2,000            2,610
Toyota Industries Corp.                                                 950           14,278
Toyota Motor Corp.                                                   58,000        1,557,801
Trans Cosmos, Inc.                                                      200            2,043
Trend Micro, Inc.                                                     1,000           17,092
Uni-Charm Corp. (First Section)                                       1,100           43,622
UNY Co., Ltd.                                                         2,000           19,550
Wacoal Corp.(b)                                                       2,000           15,408
West Japan Railway Co.                                                    7           24,813
World Co., Ltd.                                                         900           17,277
Yakult Honsha Co., Ltd.                                               2,000           22,767
Yamaha Corp.                                                          3,000           27,709
Yamanouchi Pharmaceutical Co., Ltd.                                   7,800          225,916
Yamato Transport Co., Ltd.                                            7,000           91,353
Yamazaki Baking Co., Ltd.                                             4,000           22,396
                                                                               -------------
                                                                                  22,738,443
                                                                               -------------
KOREA  0.6%
Samsung Electro-Mechanics Co.                                         3,020          110,763
Samsung Electronics Co.                                               5,760        1,524,927
Samsung Electronics Co.                                               1,470          185,911
Samsung SDI Co., Ltd.                                                 1,320           76,236
                                                                               -------------
                                                                                   1,897,837
                                                                               -------------
LUXEMBOURG  0.0%
Arcelor(a)                                                            5,526           68,000
                                                                               -------------
NETHERLANDS  3.3%
ABN Amro Holdings N.V.                                               36,942          604,306
Aegon N.V. ADR                                                       18,853          242,683
Akzo Nobel N.V.                                                       3,252          103,218
ASML Holding N.V.(a)                                                  3,507           29,310
Buhrmann N.V.                                                         5,433           23,730
Corio N.V.                                                            9,093          236,771
Elsevier N.V.                                                         5,941           72,670
Eurocommercial Properties N.V.                                        6,400          134,394
Getronics N.V.(a)                                                     9,433            5,744
Hagemeyer N.V.                                                        4,431           32,101
Heineken N.V.                                                        24,814          969,189
ING Groep N.V.                                                       56,987          965,713
KLM-Koninklijke Lutchtvaart Mij N.V.                                    622            5,995
Koninklijke Ahold N.V.                                               25,909          329,158

SEE NOTES TO FINANCIAL STATEMENTS

                                       21

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                         SHARES          VALUE
NETHERLANDS (CONTINUED)
Koninklijke Philips Electronics N.V.                                 47,994    $     841,535
Rodamco Europe N.V.                                                   7,080          299,204
Royal Dutch Petroleum Co.                                            69,973        3,081,990
Royal KPN N.V.                                                       16,992          110,613
TPG N.V.                                                             18,730          303,833
Unilever N.V. CVA                                                    36,628        2,251,691
Vedior N.V. CVA                                                       6,603           37,715
Wereldhave N.V.                                                       2,290          128,635
Wolters Kluwer N.V. CVA                                               6,170          107,538
                                                                               -------------
                                                                                  10,917,736
                                                                               -------------
NEW ZEALAND  0.0%
Carter Holt Harvey Ltd.                                              20,786           19,068
                                                                               -------------
NORWAY  0.1%
DnB Holding ASA                                                       2,632           12,388
Gjensidige NOR Sparebank                                                188            6,161
Norsk Hydro ASA                                                       6,121          274,387
Norske Skogindustrier A.S., Class A                                   1,000           14,148
                                                                               -------------
                                                                                     307,084
                                                                               -------------
PORTUGAL  0.2%
Banco Comercial Portugues S.A. (Registered)                          17,900           42,851
Electricidade de Portugal S.A.                                      340,366          568,214
Portugal Telecom SGPS S.A. (Registered)                              17,537          120,605
                                                                               -------------
                                                                                     731,670
                                                                               -------------
SINGAPORE  1.1%
CapitaLand Ltd.                                                     106,000           67,831
City Developments Ltd.                                               52,000          124,709
Cycle & Carriage Ltd.                                                10,629           20,834
DBS Group Holdings Ltd.                                              86,000          545,371
Fraser & Neave Ltd.                                                  18,000           80,941
Haw Par Corp., Ltd                                                    3,437            6,459
Keppel Corp.                                                         50,000          106,653
Oversea-Chinese Banking Corp., Ltd.                                  83,000          461,749
Overseas Union Enterprise Ltd.                                        8,000           26,980
Sembcorp Industries Ltd.                                             96,235           43,551
Singapore Airlines Ltd.                                              65,000          382,221
Singapore Press Holdings Ltd.                                        27,000          283,293
Singapore Technology Engineering Ltd.                               162,000          154,099
Singapore Telecommunications Ltd.                                   456,490          326,327
United Overseas Bank Ltd.                                            84,080          571,973
United Overseas Land Ltd.                                            47,000           43,624
                                                                               -------------
                                                                                   3,246,615
                                                                               -------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       22

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                         SHARES          VALUE
SPAIN  2.4%
Acerinox S.A.                                                           804    $      29,537
ACE S.A. Infraestructuras S.A.(d)                                    13,942            8,051
ACS S.A.                                                              2,802           90,171
Aguas de Barcelona S.A.                                               5,655           57,000
Altadis S.A.                                                          8,964          204,612
Amadeus Global Travel Distribution S.A., Class A                     19,718           81,362
Autopistas Concesionaria Espanola S.A.                               13,942          158,095
Banco Bilbao Vizcaya S.A. (Registered)                               95,487          914,340
Banco Santander Central Hispano S.A.                                155,772        1,069,636
Endesa S.A.                                                          37,864          443,272
Fomento de Construcciones y Contratas S.A.                            5,784          129,960
Gas Natural SDG S.A.                                                 37,603          713,427
Grupo Dragados S.A.                                                   8,955          152,317
Iberdrola S.A.                                                       36,285          508,601
Inmobiliaria Colonial S.A.                                           13,300          206,253
Inmobiliaria Urbis S.A.                                              10,000           59,847
Metrovacesa S.A.                                                     17,443          369,949
Repsol YPF S.A.                                                      34,080          450,857
Sol Melia S.A.                                                        4,941           19,558
Telefonica S.A.(a)                                                  153,242        1,372,447
TelePizza S.A.(a)                                                    10,943            8,617
Union Fenosa S.A.                                                    32,672          430,515
Vallehermoso S.A.                                                    44,795          465,622
                                                                               -------------
                                                                                   7,944,046
                                                                               -------------
SWEDEN  1.2%
Atlas Copco AB, Class A                                               5,350          104,767
Atlas Copco AB, Class B                                               3,000           53,391
Castellum AB                                                          7,030           98,795
Electrolux AB, Class B                                               15,900          251,837
Hennes & Mauritz AB, Class B                                         42,400          820,532
Holmen AB-B Shares                                                      800           19,490
JM AB, Class B                                                       11,000          205,271
Nordea AB                                                            73,113          323,405
Sandvik AB                                                           16,365          366,654
Securitas AB, Class B                                                24,300          291,112
Skandia Forsakrings AB                                               12,700           33,940
Skandinaviska Enskilda Banken AB, Class A                             6,810           56,873
Skanska AB, Class B                                                  21,600          126,895
SKF AB, Class B                                                       3,700           96,323
Svenska Cellulosa AB, Class B                                         3,090          104,647
Svenska Handelsbanken, Class A                                       22,754          304,044
Svenskt Stal AB, Class A                                              2,200           26,102
Tele2 AB(a)                                                           1,510           40,093

SEE NOTES TO FINANCIAL STATEMENTS

                                       23

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                         SHARES          VALUE
SWEDEN (CONTINUED)
Telia AB                                                             23,700    $      89,545
Teliasonera                                                          75,312          280,712
Volvo AB, Class A                                                     2,200           34,465
Volvo AB, Class B                                                     8,100          132,493
Wm-Data AB, Class B                                                  13,500           11,819
                                                                               -------------
                                                                                   3,873,205
                                                                               -------------
SWITZERLAND  3.0%
Adecco S.A. (Registered)                                              8,051          315,863
CIBA Speciality Chemicals AG (Registered)                             1,000           69,779
Cie Finacnce Richemont AG, Class A                                    5,203           97,168
Clariant AG (Registered)                                              1,808           28,923
Credit Suisse Group(a)                                               33,060          717,915
Georg Fischer AG (Registered)(b)                                         27            2,736
Givaudan (Registered)                                                   146           65,523
Holcim Ltd., Class B                                                    340           61,773
Lonza Group AG (Registered)                                             494           30,037
Nestle S.A. (Registered)                                             10,763        2,282,706
Novartis AG                                                          49,308        1,800,643
PSP Swiss Property AG                                                   900           97,394
Roche Holding AG Bearer                                               3,866          489,721
Roche Holding AG-Genusss                                             12,587          877,856
SGS Societe Generale Surveillance Holdings S.A.                         400          120,449
Sulzer AG (Registered)                                                   14            1,905
Sulzer Medica                                                            60           10,467
Swatch Group AG (Registered)                                            654           11,078
Swatch Group AG, Class B                                                646           53,775
Swiss Re                                                              6,436          422,545
Swisscom AG (Registered)                                              1,254          363,537
Syngenta AG ADR                                                       1,457           84,425
UBS AG(a)                                                            33,299        1,619,756
Valora Holding AG                                                        57           10,934
Zurich Financial Services AG                                          2,382          222,423
                                                                               -------------
                                                                                   9,859,331
                                                                               -------------
UNITED KINGDOM  16.4%
Amersham plc                                                         30,738          275,257
ARM Holdings plc(a)                                                  11,770            9,099
AstraZeneca Group plc                                                90,936        3,251,444
AWG Plc(a)                                                            4,672           32,620
BAA plc                                                              39,708          322,327
BAE systems plc                                                     192,474          384,398
Barclays plc                                                        216,285        1,341,141
BG Group plc                                                        135,207          583,608
Billiton plc                                                         32,922          175,908

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       24

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                         SHARES          VALUE
UNITED KINGDOM (CONTINUED)
BOC Group plc                                                         7,342    $     105,006
Boots Co. plc                                                        34,288          323,614
BP plc                                                              934,551        6,427,170
BPB Industries plc                                                    7,355           29,141
Brambles Industries plc                                              51,147          125,214
British Airways Plc(a)                                               54,320          118,108
British American Tobacco plc                                         77,532          774,837
British Land Co. plc                                                 72,910          530,778
British Sky Broadcasting plc(a)                                       5,681           58,467
BT Group plc                                                        311,994          979,870
Bunzl plc                                                             6,945           42,505
Cadbury Schweppes plc                                                64,295          400,752
Canary Wharf Group plc(a)                                            74,889          284,051
Capita Group plc                                                     49,603          197,729
Carlton Communications plc                                           23,483           50,776
Centrica plc                                                        192,063          528,965
CGNU plc                                                            166,258        1,186,243
Chelsfield plc                                                       36,540          177,142
Chubb Plc                                                            47,813           67,574
Compass Group plc                                                    59,209          314,694
Corus Group plc(a)                                                   44,858           19,688
CP Ships Ltd.                                                         2,025           27,313
De La Rue plc                                                        14,926           69,956
Derwent Valley Holdings plc                                           7,200           63,200
Diageo plc                                                          116,905        1,270,938
EMI Group plc                                                        25,849           57,869
GKN plc                                                              22,421           72,493
GlaxoSmithKline plc                                                 322,320        6,188,009
Granada Compass plc                                                  56,925           73,117
Great Universal Stores plc                                           40,073          372,405
Hammerson plc                                                        16,310          124,252
Hanson plc                                                           10,571           46,991
Hays plc                                                            119,578          178,629
HBOS plc                                                            116,793        1,232,099
Hilton Group plc                                                     77,350          208,048
HSBC Holdings plc                                                   309,960        3,427,154
Imperial Chemical Industries plc                                     16,742           62,019
Imperial Tobacco Group plc                                           66,192        1,124,723
Invensys plc                                                        152,606          129,653
Johnson Matthey plc                                                   1,008           12,988
Kelda Group plc                                                      14,949          102,086
Kesko Oyj                                                             7,181           91,230
Kingfisher plc                                                       43,531          155,997
Land Securities                                                      38,514          486,940

SEE NOTES TO FINANCIAL STATEMENTS

                                       25

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                         SHARES          VALUE
UNITED KINGDOM (CONTINUED)
Legal & General Group plc                                           172,247    $     266,324
Lloyds TSB Group plc                                                174,071        1,250,399
Logica plc                                                           12,178           29,421
Marks & Spencer Group plc                                            83,389          423,065
Misys plc                                                            22,224           62,997
National Grid Group plc                                             239,044        1,757,543
New Dixons Group plc                                                 62,385          145,692
Next plc                                                              5,316           63,059
P&O Princess Cruises plc                                             30,278          210,180
Pearson plc                                                          24,418          225,937
Peninsular & Oriental Steam Navigation Co.                           21,578           57,170
Pillar Property plc                                                  10,992           74,533
Prudential Corp. plc                                                 53,377          377,404
Reckitt Benckiser plc                                                53,934        1,046,736
Reed International plc                                               42,530          364,414
Rentokil Initial plc                                                138,265          489,917
Reuters Group plc                                                    46,772          133,712
Rexam plc                                                             6,697           45,733
Rio Tinto Corp. plc (Registered)                                     14,976          299,092
RMC Group plc                                                         4,165           24,619
Rolls-Royce plc                                                      90,855          156,574
Royal & Sun Alliance Insurance Group plc                             18,340           35,668
Royal Bank of Scotland Group plc                                     87,852        2,105,436
Sainsbury (J) plc                                                    82,946          372,390
Scottish & Newcastle plc                                              8,919           66,581
Scottish & Southern Energy plc                                      126,282        1,383,050
Scottish Power plc                                                  110,416          644,655
Serco Group plc                                                      33,276           82,069
Severn Trent plc                                                     13,224          147,812
Shell Transport & Trading Co. plc                                   204,752        1,348,773
Six Continents plc                                                   40,811          329,965
Slough Estates plc                                                   31,990          174,663
Smith & Nephew plc                                                    8,439           51,717
Tate & Lyle plc                                                       1,383            7,017
Tesco plc                                                           239,324          747,783
The Sage Group plc                                                   40,837           87,477
TietoEnator Oyj                                                       7,177           97,961
Unilever plc                                                         97,689          929,866
Vodafone Group plc                                                1,896,603        3,459,410
Wartsila Oyj, Class B                                                 2,386           30,112
WPP Group plc                                                        28,699          219,326
                                                                               -------------
                                                                                  54,522,487
                                                                               -------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       26

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
UNITED STATES  41.8%
3Com Co.(a)                                                          12,200    $      56,486
3M Corp.                                                              6,000          739,800
99 Cents Only Stores(a)                                               1,500           40,290
A.G. Edwards, Inc.                                                    4,200          138,432
Abbott Laboratories                                                  43,500        1,740,000
Abercrombie & Fitch Co., Class A(a)                                   2,900           59,334
Activision, Inc.(a)                                                   2,100           30,639
Acxiom Corp.(a)                                                       2,500           38,450
Adobe Systems, Inc.                                                  27,900          691,948
Advanced Fibre Communications, Inc.(a)                                5,900           98,412
AdvancePCS(a)                                                         2,400           53,304
Affiliated Computer Services, Inc., Class A(a)                        3,500          184,275
AFLAC, Inc.                                                           7,000          210,840
AGCO Corp.                                                            1,800           39,780
Agilent Technologies, Inc.(a)                                         5,104           91,668
AGL Resources, Inc.                                                   1,400           34,020
Air Products & Chemicals, Inc.                                        3,200          136,800
Albertson's, Inc.                                                    15,000          333,900
Alcoa, Inc.                                                          23,600          537,608
ALLETE                                                                1,800           40,824
Alliant Energy Corp.                                                  2,800           46,340
Allstate Corp.                                                        9,600          355,104
Amazon.com, Inc.(a)                                                   5,000           94,450
American Express Co.                                                 18,200          643,370
American Financial Group, Inc.                                        1,700           39,219
American International Group, Inc.                                   26,105        1,510,174
American Water Works, Inc.                                            2,500          113,700
Amgen, Inc.(a)                                                        9,600          464,064
Amren Corp.                                                           8,500          353,345
Anadarko Petroleum Corp.                                              3,000          143,700
Anheuser-Busch Cos., Inc., Class A                                   37,600        1,819,840
AOL Time Warner, Inc.(a)                                             93,400        1,223,540
AON Corp.                                                             3,400           64,226
Apache Corp.                                                          1,700           96,883
Apogent Technologies, Inc.(a)                                         4,100           85,280
Apple Computer, Inc.(a)                                               3,700           53,021
Applera Corp-Applied Biosystems Group                                 6,900          121,026
Applied Materials, Inc.(a)                                           18,400          239,752
Apria Healthcare Group Inc.(a)                                          800           17,792
Arrow Electronics, Inc.(a)                                            7,500           95,925
ArvinMeritor, Inc.                                                    1,500           25,005
Associated Banc-Corp.                                                   634           21,518
Astoria Financial Corp.                                               2,000           54,300
AT&T Corp.                                                            7,520          196,347

SEE NOTES TO FINANCIAL STATEMENTS

                                       27

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
UNITED STATES (CONTINUED)
AT&T Wireless Services, Inc.(a)                                      21,844    $     123,419
Automatic Data Processing, Inc.                                      25,600        1,004,800
Avnet, Inc.(a)                                                        5,700           61,731
Avon Products, Inc.                                                  10,600          571,022
Baker Hughes, Inc.                                                    8,400          270,396
Bank of America Corp.                                                15,700        1,092,249
Bank of Hawaii Corp.                                                  5,900          179,301
Bank of New York Co., Inc.                                            8,800          210,848
Bank One Corp.                                                       12,800          467,840
Banknorth Group, Inc.                                                 4,300           97,180
Barnes & Noble, Inc.(a)                                               2,100           37,947
Barr Laboratories, Inc.(a)                                            1,200           78,108
Baxter International, Inc.                                           21,100          590,800
Beckman Coulter, Inc.                                                 1,700           50,184
BellSouth Corp.                                                      20,100          519,987
Belo Corp., Class A                                                   3,600           76,752
BISYS Group, Inc.(a)                                                  3,200           50,880
BJ Services Co.(a)                                                    1,900           61,389
BJ's Wholesale Club, Inc.(a)                                          2,200           40,260
Black Hills Corp.                                                     1,900           50,388
Blyth Industries, Inc.                                                  800           21,408
Boeing Co.                                                           22,100          729,079
Borders Group, Inc.(a)                                                2,900           46,690
BorgWarner, Inc.                                                        500           25,210
Bowater, Inc.                                                         1,700           71,315
Brinker International, Inc.(a)                                        1,850           59,663
Bristol-Myers Squibb Co.                                             51,000        1,180,650
Brocade Communications Systems, Inc.(a)                               3,000           12,420
Burlington Northern Santa Fe Corp.                                   23,200          603,432
Burlington Resources, Inc.                                            2,600          110,890
C.H. Robinson Worldwide, Inc.                                         3,000           93,600
Cabot Corp.                                                           2,100           55,734
Cabot Microelectronics Corp.(a)                                       1,629           76,889
Cadence Design Systems, Inc.(a)                                      11,600          136,764
Campbell Soup Co.                                                    17,300          406,031
Cardinal Health, Inc.                                                 6,900          408,411
Catalina Marketing Corp.(a)                                           2,000           37,000
Caterpillar, Inc.                                                     9,400          429,768
CBRL Group, Inc.                                                      1,400           42,182
CDW Computer Center, Inc.(a)                                          2,200           96,470
Cendant Corp.(a)                                                     38,900          407,672
Ceridian Corp.(a)                                                     4,400           63,448
Certegy, Inc.(a)                                                      2,900           71,195
Charles River Laboratories International, Inc.(a)                     1,200           46,176

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       28

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
UNITED STATES (CONTINUED)
Cheesecake Factory,  Inc. (The)(a)                                    1,900    $      68,685
ChevronTexco Corp.                                                   26,300        1,748,424
Choicepoint, Inc.(a)                                                  2,433           96,079
Chubb Corp.                                                           2,300          120,060
Church & Dwight Co., Inc.                                             1,300           39,559
Cigna Corp.                                                          27,700        1,139,024
Cinergy Corp.                                                         9,200          310,224
Cirrus Logic, Inc.(a)                                                 5,900           16,992
Cisco Systems, Inc.(a)                                               85,500        1,120,050
Citigroup, Inc.                                                      76,966        2,708,434
City National Corp.                                                     400           17,596
Clayton Homes, Inc.                                                   4,800           58,464
Clorox Co.                                                            7,200          297,000
Coach, Inc.(a)                                                        2,300           75,716
Coca-Cola Co.                                                        39,300        1,722,126
Colonial Bancgroup, Inc.                                              2,200           26,246
Comcast Corp.(a)                                                     12,163          286,682
Commerce Bancorp, Inc.                                                1,500           64,785
Compass Bancshares, Inc.                                              2,500           78,175
Computer Associates International, Inc.                              11,200          151,200
Concord EFS, Inc.(a)                                                 21,400          336,836
Consolidated Edison, Inc.                                            12,400          530,968
Constellation Brands, Inc., Class A(a)                                2,100           49,791
Cooper Cameron Corp.(a)                                               1,500           74,730
Corning, Inc.(a)                                                     12,550           41,541
CVS Corp.                                                            11,200          279,664
Cytec Industries, Inc.(a)                                             3,000           81,840
Cytyc Corp.(a)                                                        3,000           30,600
D.R. Horton, Inc.                                                     3,700           64,195
Dean Foods Co.(a)                                                     6,230          231,133
Deere & Co.                                                           6,900          316,365
Del Monte Corp.(a)                                                    9,691           74,621
Dell Computer Corp.(a)                                               26,300          703,262
Delphi Automotive Systems Corp.                                      24,709          198,907
Dentsply International, Inc.                                          1,200           44,640
Devon Energy Corp.                                                    1,900           87,210
DeVry, Inc.(a)                                                        1,700           28,237
Dial Corp.                                                            3,000           61,110
Diebold, Inc.                                                         3,000          123,660
Dole Food Co., Inc.                                                   1,100           35,838
Dollar Tree Stores, Inc.(a)                                           2,950           72,482
Dominion Resources, Inc.                                             16,000          878,400
Donaldson Co., Inc.                                                   1,900           68,400
Dow Chemical Co.                                                     37,166        1,103,830

SEE NOTES TO FINANCIAL STATEMENTS

                                       29

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                         SHARES          VALUE
UNITED STATES (CONTINUED)
DPL, Inc.                                                             3,222    $      49,425
Dreyer's Grand Ice Cream, Inc.                                          700           49,672
DST Systems, Inc.(a)                                                  3,600          127,980
Du Pont (EI) de Nemours Co.                                          30,550        1,295,320
Dun & Bradstreet Corp(a)                                              2,100           72,429
E*trade Group, Inc.(a)                                               10,100           49,086
Eastman Kodak Co.                                                     6,300          220,752
Eaton Vance Corp.                                                     1,800           50,850
eBay, Inc.(a)                                                         6,800          461,176
Education Management Corp.(a)                                           500           18,800
Edwards Lifesciences Corp.(a)                                         1,500           38,205
Eli Lilly & Co.                                                      29,100        1,847,850
EMC Corp.(a)                                                         27,100          166,394
Emerson Electric Co.                                                 11,700          594,945
Emmis Communications Corp.(a)                                         3,300           68,739
Energizer Holdings, Inc.(a)                                           2,000           55,800
Energy East Corp.                                                     5,100          112,659
Ensco International, Inc.                                             3,400          100,130
Entercom Communications Corp.(a)                                      1,700           79,764
Equitable Resources, Inc.                                             1,000           35,040
Equity Office Properties Trust                                        5,400          134,892
Equity Residential                                                    3,600           88,488
Everest Re Group Ltd.                                                 1,000           55,300
Exelon Corp.                                                         18,850          994,714
Expeditors International Washington, Inc.                             3,300          107,745
Express Scripts, Inc., Class A(a)                                     1,900           91,276
Extended Stay America, Inc.(a)                                        5,100           75,225
Exxon Mobil Corp.                                                   168,718        5,895,007
Fastenal Co.                                                          2,100           78,519
Feddie Mac                                                            2,100          124,005
Federal Home Loan Mortgage Corp.                                      6,300          405,279
FedEx Corp.                                                          12,100          656,062
Fidelity National Financial, Inc.                                     2,000           65,660
Fifth Third Bancorp                                                   5,600          327,880
First Data Corp.                                                     47,400        1,678,434
First Health Group Corp.(a)                                           2,300           56,005
First Virginia Banks, Inc.                                            1,250           46,538
FirstMerit Corp.                                                      1,500           32,490
FleetBoston Financial Corp.                                          12,000          291,600
Ford Motor Co.                                                       30,500          283,650
Forest Oil Corp.(a)                                                   2,600           71,890
FPL Group, Inc.                                                      10,500          631,365
Furniture Brands International, Inc.(a)                               1,800           42,930
Gallagher (Arthur J.) & Co.                                           2,100           61,698

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       30

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                         SHARES          VALUE
UNITED STATES (CONTINUED)
Gannett Co., Inc.                                                     9,000    $     646,200
Gap, Inc. (The)                                                      23,225          360,452
Gatx Corp.                                                            3,600           82,152
General Dynamics Corp.                                                5,300          420,661
General Electric Co.                                                160,999        3,920,326
General Motors Corp.                                                 16,900          622,934
Gentex Corp.(a)                                                       1,800           56,952
Georgia-Pacific Corp.                                                 1,800           29,088
Gilead Sciences, Inc.(a)                                              5,300          180,200
Gillette Co.                                                         35,200        1,068,672
GlobalSantaFe Corp.                                                   4,998          121,551
Goldman Sachs Group, Inc.                                             3,800          258,780
Great Plains Energy, Inc.                                             2,200           50,336
Greenpoint Financial Corp.                                            2,600          117,468
Gtech Holdings Corp.(a)                                               1,600           44,576
H&R Block, Inc.                                                       8,100          325,620
H.J. Heinz Co.                                                       21,700          713,279
Halliburton Co.                                                      10,600          198,326
Harris Corp.                                                          2,800           73,640
Harsco Corp.                                                          5,000          159,450
Harte-Hanks, Inc.                                                     3,100           57,877
Hartford Financial Services Group                                     3,200          145,376
Hawaiian Electric Industries, Inc.                                      200            8,796
HCC Insurance Holdings, Inc.                                          1,200           29,520
HealthNet, Inc.(a)                                                    2,900           76,560
Healthsouth Corp.(a)                                                 27,700          116,340
Helmerich & Payne, Inc.                                               1,100           30,701
Henry (Jack) & Associates                                             2,900           34,916
Henry Schein, Inc.(a)                                                 1,200           54,000
Herman Miller, Inc.                                                   2,900           53,360
Hewlett-Packard Co.                                                   9,800          170,128
Hibernia Corp., Class A                                               4,400           84,744
Hillenbrand Industries, Inc.                                            900           43,479
Hilton Hotels Corp.                                                  20,800          264,368
Hispanic Broadcasting Corp.(a)                                        3,400           69,870
Home Depot, Inc.                                                     35,200          843,392
HON Industries, Inc.                                                  2,600           73,528
Hormel Foods Corp.                                                    2,000           46,660
Hospitality Properties Trust                                          2,000           70,400
Household International, Inc.                                         7,300          203,013
Hubbell, Inc., Class B                                                3,100          108,934
Idacorp, Inc.                                                         2,600           64,558
IDEC Pharmaceuticals Corp.(a)                                         4,200          139,314
Illinois Tool Works, Inc.                                             7,200          466,992

SEE NOTES TO FINANCIAL STATEMENTS

                                       31

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
UNITED STATES (CONTINUED)
IMC Global, Inc.                                                      3,300    $      35,211
Incyte Genomics, Inc.(a)                                              4,600           20,976
Independence Community Bank Corp.                                       900           22,842
IndyMac Bancorp, Inc.(a)                                              4,600           85,054
International Business Machines Corp.                                19,900        1,542,250
International Flavors & Fragrances, Inc.                              1,250           43,875
International Paper Co.                                              17,665          617,745
International Speedway Corp.                                          1,600           59,664
Intersil Corp.(a)                                                     5,100           71,094
Investment Technology Group, Inc.(a)                                  1,050           23,478
Investors Financial Services Corp.                                    1,900           52,041
IVAX Corp.(a)                                                         4,800           58,224
J.P. Morgan Chase & Co.(c)                                           30,320          727,680
Jacobs Engineering Group, Inc.(a)                                     1,000           35,600
JDS Uniphase Corp.(a)                                                15,900           39,273
JM Smucker Co.                                                        1,574           62,661
Johnson & Johnson                                                    69,300        3,722,103
Kemet Corp.(a)                                                        6,600           57,684
Kerr-McGee Corp.                                                      1,300           57,590
KeyCorp.                                                              5,700          143,298
Keyspan Energy Corp.                                                  2,600           91,624
Kimberly-Clark Corp.                                                 18,000          854,460
Kinder Morgan, Inc.                                                   1,700           71,859
Kla-Tencor Corp.(a)                                                   2,000           70,740
Krispy Kreme Doughnuts, Inc.(a)                                       1,200           40,524
Kroger Co.(a)                                                        21,700          335,265
L-3 Communications Holdings, Inc.(a)                                  2,300          103,293
LaBranche & Co., Inc.(a)                                              2,700           71,928
Lancaster Colony Corp.                                                1,300           50,804
Lear Corp.(a)                                                         1,400           46,592
Lee Enterprises, Inc.                                                 1,400           46,928
Legato Systems, Inc.(a)                                               6,300           31,689
Legg Mason, Inc.                                                      3,000          145,620
Lehman Brothers Holdings, Inc.                                        3,100          165,199
Lennar Corp.                                                          1,800           92,880
Leucadia National Corp.                                                 700           26,117
Liberty Media Corp., Class A(a)                                      44,398          396,918
LifePoint Hospitals, Inc.(a)                                            400           11,972
Lincare Holdings, Inc.(a)                                             3,100           98,022
Lincoln National Corp.                                                2,700           85,266
Lockheed Martin Corp.                                                12,300          710,325
Lubrizol Corp.                                                        1,100           33,550
Lyondell Chemical Co.                                                 4,800           60,672
M&T Bank Corp.                                                        1,469          116,565

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       32

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
UNITED STATES (CONTINUED)
Mandalay Resort Group                                                 1,900    $      58,159
Manpower, Inc.                                                        2,800           89,320
Marathon Oil Co.                                                     13,400          285,286
Marsh & McLennan Cos., Inc.                                           7,200          332,712
Martin Marietta Materials                                             1,600           49,056
Masco Corp.                                                          12,100          254,705
MBIA, Inc.                                                            1,900           83,334
MBNA Corp.                                                           17,950          341,409
McCormick & Co., Inc.                                                 1,900           44,080
McDonald's Corp.                                                     42,000          675,360
McKesson Corp.                                                        3,183           86,036
MDU Resources Group, Inc.                                             3,400           87,754
MeadWestvaco Corp.                                                    1,100           27,181
Media General, Inc., Class A                                          1,200           71,940
Medtronic, Inc.                                                      29,600        1,349,760
Mellon Financial Corp.                                                5,700          148,827
Mentor Graphics Corp.(a)                                              4,600           36,156
Mercantile Bankshares Corp.                                           1,900           73,321
Merck & Co., Inc.                                                    56,600        3,204,126
Merrill Lynch & Co., Inc.                                            11,900          451,605
Michaels Stores,  Inc.(a)                                             1,600           50,080
Microchip Technology, Inc.                                            9,700          237,165
Microsoft Corp.(a)                                                   97,200        5,025,240
Millennium Pharmaceuticals, Inc.(a)                                   8,849           70,261
Mohawk Industries, Inc.(a)                                            1,600           91,120
Monsanto Co.                                                          9,012          173,481
Mony Group, Inc.                                                      1,500           35,910
Moody's Corp.                                                         1,100           45,419
Motorola, Inc.                                                       24,900          215,385
Murphy Oil Corp.                                                      3,200          137,120
Mylan Laboratories, Inc.                                              3,300          115,170
National City Corp.                                                   7,500          204,900
National Commerce Financial Corp.                                     5,100          121,635
National Fuel Gas Co.                                                 2,100           43,533
National Instruments Corp.(a)                                         3,600          116,964
National-Oilwell, Inc.(a)                                             2,300           50,232
Neiman-Marcus Group, Inc., Class A(a)                                 1,800           54,702
Network Appliance, Inc.(a)                                            4,100           41,000
Networks Associates, Inc.(a)                                          5,900           94,931
Neuberger Berman, Inc.                                                3,500          117,215
New Plan Excel Realty Trust                                           4,100           78,269
New York Community Bancorp, Inc.                                      2,200           63,536
Newmont Mining Corp.                                                 19,300          560,279
Nextel Communications, Inc., Class A                                  8,200           94,710

SEE NOTES TO FINANCIAL STATEMENTS

                                       33

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                         SHARES          VALUE
UNITED STATES (CONTINUED)
Nike, Inc., Class B                                                  11,600    $     515,852
NiSource, Inc.                                                        4,149           82,980
Noble Energy, Inc.                                                    2,600           97,630
Northeast Utilities                                                   6,100           92,537
Novellus Systems, Inc.(a)                                             1,700           47,736
NSTAR                                                                 1,400           62,146
Nucor Corp.                                                           1,000           41,300
Occidental Petroleum Corp.                                            9,100          258,895
Ocean Energy, Inc.                                                    3,800           75,886
OGE Energy Corp.                                                      3,100           54,560
Old Republic International Corp.                                      3,000           84,000
Omnicare, Inc.                                                        2,700           64,341
Omnicon Group, Inc.                                                   5,300          342,380
Oracle Corp.                                                        117,000        1,263,600
Orbital Sciences Corp.                                                2,179            3,225
Outback Steakhouse, Inc.                                              1,600           55,104
Oxford Health Plans, Inc.(a)                                          2,100           76,545
Packaging Corporation of America(a)                                   2,600           47,424
Park Place Entertainment Corp.(a)                                    10,400           87,360
Patterson Dental Co.(a)                                               1,500           65,610
Patterson Uti Energy, Inc.(a)                                         2,600           78,442
Paychex, Inc.                                                         8,000          223,200
Payless ShoeSource, Inc.(a)                                             600           30,882
Pentair, Inc.                                                         1,700           58,735
PeopleSoft, Inc.                                                      6,800          124,440
Pepco Holdings Inc.                                                   2,500           48,475
PepsiCo, Inc.                                                        35,900        1,515,698
PETsMART, Inc.(a)                                                     3,400           58,242
Pfizer, Inc.                                                         89,600        2,739,072
Pharmacia Corp.                                                      37,400        1,563,320
Phelps Dodge Corp.(a)                                                 1,000           31,650
Philip Morris Cos., Inc.                                             65,100        2,638,503
Pier 1 Imports, Inc.                                                  3,200           60,576
Pioneer Natural Resources Co.(a)                                      2,800           70,700
Pitney Bowes, Inc.                                                    7,000          228,620
Pittston Brinks Group                                                 1,500           27,720
Plexus Corp.(a)                                                       3,000           26,340
PMI Group, Inc.                                                       2,100           63,084
PNC Financial Services Group, Inc.                                    3,800          159,220
PNM Resources, Inc.                                                   3,000           71,460
PPG Industries, Inc.                                                  1,800           90,270
Praxair, Inc.                                                         1,650           95,321
Pride International, Inc.(a)                                          3,400           50,660
Procter & Gamble Co.                                                 19,900        1,710,206

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       34

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
UNITED STATES (CONTINUED)
Progress Energy, Inc.                                                12,200    $     528,870
Protective Life Corp.                                                 2,000           55,040
Provident Financial Group                                             1,200           31,236
Public Service Enterprise Group, Inc.                                12,000          385,200
Puget Energy, Inc.                                                    1,500           33,075
QUALCOMM, Inc.(a)                                                     8,650          314,773
Quest Diagnostics, Inc.(a)                                            2,200          125,180
Questar Corp.                                                         2,800           77,896
Radian Group, Inc.                                                    2,500           92,875
Raytheon Co.                                                         10,800          332,100
Reader's Digest Association, Inc. (The), Class A                      8,400          126,840
Republic Services, Inc. Class A(a)                                    4,000           83,920
Retek, Inc.(a)                                                        3,600            9,792
Reynolds & Reynolds Co., Class A                                      5,200          132,444
Rohm & Haas Co.                                                       2,200           71,456
Roslyn Bancorp, Inc.                                                  1,650           29,750
Ross Stores, Inc.                                                     2,000           84,780
RPM, Inc.                                                             3,500           53,480
Saks, Inc.(a)                                                         4,500           52,830
Samina-SCI Corp.                                                      7,300           32,777
SanDisk Corp.(a)                                                      5,000          101,500
Sara Lee Corp.                                                       42,000          945,420
SBC Communications, Inc.                                             35,898          973,195
Scana Corp.                                                           4,278          132,447
Schlumberger Ltd.                                                    14,100          593,469
Scholastic Corp.                                                      1,000           35,950
Schwab (Charles) Corp.                                               16,700          181,195
Sealed Air Corp.                                                      1,000           37,300
Sears, Roebuck & Co.                                                 11,200          268,240
SEI Investments Co.                                                   3,000           81,540
Sicor, Inc.                                                           3,000           47,550
Sigma-Aldrich Corp.                                                   1,000           48,700
Silicon Valley Bancshares(a)                                          3,600           65,700
Six Flags, Inc.(a)                                                    5,900           33,689
Smith International, Inc.(a)                                          3,800          123,956
Smithfield Foods, Inc.(a)                                             2,600           51,584
Solectron Corp.(a)                                                   11,200           39,760
Sonoco Products Co.                                                   3,300           75,669
Southern Co.                                                         41,200        1,169,668
Sovereign Bancorp, Inc.                                               8,900          125,045
Sprint Corp.(a)                                                       3,300           14,454
SPX Corp.(a)                                                          2,600           97,370
St. Paul Cos., Inc.                                                   2,901           98,779
Stancorp Financial Group                                                800           39,080

SEE NOTES TO FINANCIAL STATEMENTS

                                       35

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
UNITED STATES (CONTINUED)
Staples, Inc.(a)                                                      4,450    $      81,435
Starwood Hotels & Resorts Worldwide, Inc.                            10,100          239,774
StateStreet Corp.                                                     5,200          202,800
Steris Corp.                                                          1,200           29,100
Storage Technology Corp.(a)                                           7,600          162,792
Sun Microsystems, Inc.(a)                                            38,500          119,735
Suntrust Banks, Inc.                                                  3,400          193,528
Superior Industries International, Inc.                                 900           37,224
Swift Transportation Co., Inc.(a)                                     3,200           64,058
Sybase, Inc.(a)                                                       7,300           97,820
Symantec Corp.(a)                                                     4,200          170,142
Synopsys, Inc.(a)                                                     2,600          119,990
Target Corp.                                                         22,300          669,000
TCF Financial Corp.                                                   1,400           61,166
Tech Data Corp.(a)                                                    2,300           62,008
Teleflex, Inc.                                                        3,600          154,404
Telephone & Data Systems, Inc.                                        2,400          112,848
Temple-Inland, Inc.                                                     600           26,886
Tenet Healthcare Corp.                                                8,950          146,780
Teradyne, Inc.(a)                                                     2,000           26,020
Tidewater, Inc.                                                       3,400          105,740
Timberland Co., Class A                                               1,200           42,732
Tootsie Roll Industries, Inc.                                           311            9,541
Transocean Offshore, Inc.                                             7,900          183,280
Travelers Property Casualty Corp.(a)                                  4,637           67,932
Travelers Property Casualty Corp., Class A(a)                         2,211           32,391
Triad Hospitals, Inc.(a)                                              1,500           44,745
Triquint Semiconductor, Inc.                                          5,600           23,744
Tyson Foods, Inc.                                                     7,438           83,454
United Rentals, Inc.                                                  5,300           57,028
United Technologies Corp.                                            13,000          805,220
Unitrin, Inc.                                                         2,300           67,206
Universal Health Services, Inc.(a)                                      900           40,590
Unocal Corp.                                                          6,000          183,480
UnumProvident Corp.                                                   2,900           50,866
US Bancorp                                                           21,050          446,681
Valassis Communications, Inc.                                         1,800           52,974
Valero Energy Corp.                                                   3,936          145,396
Valspar Corp.                                                         2,000           88,360
Varco International, Inc.                                             1,800           31,320
Varian Medical Systems, Inc.(a)                                       1,200           59,520
Vectren Corp.                                                         1,300           29,900
Verizon Communications, Inc.                                         29,000        1,123,750
Vertex Pharmaceuticals, Inc.(a)                                       2,700           42,795

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       36

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
UNITED STATES (CONTINUED)
Viacom, Inc., Class B(a)                                             19,023    $     775,377
Viad Corp.                                                            3,700           82,695
Vishay Intertechnology, Inc.                                         10,600          118,508
Visteon Corp.                                                         4,006           27,882
Vulcan Materials Co.                                                  2,750          103,125
Wachovia Corp.                                                       14,900          542,956
Waddell & Reed Financial, Inc., Class A                               3,500           68,845
Wal-Mart Stores, Inc.                                                76,800        3,879,168
Walgreen Co.                                                         21,200          618,828
Walt Disney Co.                                                      38,100          621,411
Washington Mutual, Inc.                                              10,800          372,924
Washington Post Co., Class B                                            200          147,600
Waste Management, Inc.                                               38,900          891,588
Weatherford International Ltd.(a)                                     3,000          119,790
Webster Financial Corp.                                               1,700           59,160
Wells Fargo &  Co.                                                   18,000          843,660
Westamerica Bancorporation                                              600           24,108
Westar Energy, Inc.                                                   5,300           52,470
Westwood One, Inc.(a)                                                 3,200          119,552
Weyerhaeuser Co.                                                      3,650          179,616
Whirlpool Corp.                                                       4,500          234,990
Whole Foods Market, Inc.                                              1,500           79,095
Williams-Sonoma, Inc.                                                 3,100           84,165
Wilmington Trust Corp.                                                1,300           41,184
Wind River Systems, Inc.                                              5,600           22,960
Wisconsin Energy Corp.                                                2,500           63,000
Wyeth                                                                35,100        1,312,740
Xerox Corp.                                                           8,000           64,400
XL Capital Ltd, Class A                                                 900           69,525
Yahoo!, Inc.(a)                                                      13,900          227,265
Zimmer Holdings, Inc.(a)                                              9,860          409,387
                                                                               -------------
                                                                                 139,104,436
                                                                               -------------
TOTAL COMMON STOCKS  91.0%
    (Cost $341,303,694)                                                          302,440,615
                                                                               -------------
PREFERRED STOCKS  0.1%
AUSTRALIA  0.1%
News Corp., Ltd.                                                     44,076          236,203
                                                                               -------------
GERMANY  0.0%
Henkel KGaA                                                             850           53,815
Volkswagen AG                                                         1,500           38,901
                                                                               -------------
                                                                                      92,716
                                                                               -------------

SEE NOTES TO FINANCIAL STATEMENTS

                                       37

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                   MARKET
DESCRIPTION                                                          SHARES         VALUE
TOTAL PREFERRED STOCKS  0.1%
   (Cost $389,053)                                                             $     328,919
                                                                               -------------
TOTAL LONG-TERM INVESTMENTS  91.1%
    (Cost $341,692,747)                                                          302,769,534
                                                                               -------------
REPURCHASE AGREEMENT  8.3%
J.P. Morgan Securities, Inc. ($27,512,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    12/31/02, to be sold on 1/2/03 at $27,513,300)
    (Cost $27,512,000)                                                            27,512,000
                                                                               -------------

TOTAL INVESTMENTS  99.4%
    (Cost $369,204,747)                                                          330,281,534

FOREIGN CURRENCY  0.0%
    (Cost $48,135)                                                                    49,430

OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%                                        2,112,759
                                                                               -------------

NET ASSETS  100%                                                               $ 332,443,723
                                                                               =============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b) SECURITY HAS BEEN DEEMED ILLIQUID.

(c) AFFILIATED COMPANY.

(d) SECURITY VALUED AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.

ADR AMERICAN DEPOSITARY RECEIPT

CVA SHARE CERTIFICATES

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2002 (UNAUDITED)

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Financials                                            $ 58,194,831         17.5%
Health Care                                             41,528,012         12.5
Consumer Staples                                        34,558,738         10.4
Consumer Discretionary                                  33,493,513         10.1
Industrials                                             32,807,303          9.9
Energy                                                  30,093,090          9.0
Information Technology                                  22,488,559          6.8
Utilities                                               20,646,604          6.2
Telecommunication Services                              15,032,998          4.5
Materials                                               13,925,886          4.2
                                                      ------------         ----
                                                      $302,769,534         91.1%
                                                      ============         ====

+   Classified by sectors which represent broad groupings of related industries.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $369,204,747)                                          $330,281,534
Foreign Currency (Cost $48,135)                                                      49,430
Cash                                                                                 87,428
Margin Deposit on Futures Contracts                                               4,502,575
Receivables:
  Investments Sold                                                                  618,229
  Foreign Withholding Tax Reclaim                                                   532,436
  Dividends                                                                         472,690
  Fund Shares Sold                                                                  284,918
  Interest                                                                              649
Other                                                                                66,986
                                                                               ------------
    Total Assets                                                                336,896,875
                                                                               ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                         2,312,253
  Investments Purchased                                                           1,079,314
  Investment Advisory Fee                                                           273,171
  Distributor and Affiliates                                                        250,751
  Administrative Fee                                                                 79,567
  Directors' Fee                                                                      2,626
Unrealized Loss on Foreign Currency Exchange Contracts                              220,067
Accrued Expenses                                                                    163,337
Directors' Deferred Compensation and Retirement Plans                                72,066
                                                                               ------------
    Total Liabilities                                                             4,453,152
                                                                               ------------
NET ASSETS                                                                     $332,443,723
                                                                               ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)    $506,497,156
Accumulated Net Investment Loss                                                  (1,481,815)
Net Unrealized Depreciation on Investments, Foreign
  Currency Translations and Futures                                             (39,626,343)
Accumulated Net Realized Loss                                                  (132,945,275)
                                                                               ------------
NET ASSETS                                                                     $332,443,723
                                                                               ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $174,910,343 and 18,044,302 shares of beneficial interest issued and
    outstanding)                                                               $       9.69
    Maximum sales charge (5.75%* of offering price)                                    0.59
                                                                               ------------
    Maximum offering price to public                                           $      10.28
                                                                               ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $115,052,657 and 12,777,166 shares of beneficial interest issued
    and outstanding)                                                          $        9.00
                                                                              =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $42,480,723 and 4,646,060 shares of beneficial interest issued and
    outstanding)                                                              $        9.14
                                                                              =============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $189,232)                           $  3,224,506
Interest                                                                                179,781
                                                                                   ------------
    Total Income                                                                      3,404,287
                                                                                   ------------
EXPENSES:
Investment Advisory Fee                                                               1,796,997
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $236,164, $619,300 and $233,554, respectively)                                   1,089,018
Administrative Fee                                                                      459,658
Shareholder Services                                                                    142,191
Custody                                                                                  92,547
Legal                                                                                    23,528
Directors' Fees and Related Expenses                                                     12,768
Other                                                                                   128,676
                                                                                   ------------
    Total Expenses                                                                    3,745,383
    Investment Advisory Fee Reduction                                                    54,862
    Less Credits Earned on Cash Balances                                                  8,464
                                                                                   ------------
    Net Expenses                                                                      3,682,057
                                                                                   ------------
NET INVESTMENT LOSS                                                                $   (277,770)
                                                                                   ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments                                                                    $(42,072,036)
    Foreign Currency Transactions                                                         7,085
    Futures                                                                           3,386,133
                                                                                   ------------
Net Realized Loss                                                                   (38,678,818)
                                                                                   ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                           (25,729,404)
  End of the Period:
    Investments                                                                     (38,923,213)
    Foreign Currency Translations                                                      (105,078)
    Futures                                                                            (598,052)
                                                                                   ------------
                                                                                    (39,626,343)
                                                                                   ------------
Net Unrealized Depreciation During the Period                                       (13,896,939)
                                                                                   ------------
NET REALIZED AND UNREALIZED LOSS                                                   $(52,575,757)
                                                                                   ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                         $(52,853,527)
                                                                                   ============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

                                                        SIX MONTHS ENDED     YEAR ENDED
                                                       DECEMBER 31, 2002    JUNE 30, 2002
                                                       -----------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                      $   (277,770)      $ (1,372,847)
Net Realized Loss                                         (38,678,818)       (49,388,548)
Net Unrealized Depreciation During the Period             (13,896,939)        (7,629,180)
                                                         ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES       (52,853,527)       (58,390,575)
                                                         ------------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                 197,437,641        333,376,366
Cost of Shares Repurchased                               (227,784,179)      (408,073,116)
                                                         ------------       ------------
Net Change in Net Assets from Capital Transactions        (30,346,538)       (74,696,750)
                                                         ------------       ------------
Total Decrease in Net Assets                              (83,200,065)      (133,087,325)
NET ASSETS:
Beginning of the Period                                   415,643,788        548,731,113
                                                         ------------       ------------
End of the Period (Including accumulated net
  investment loss of $(1,481,815) and $(1,204,045),
  respectively)                                          $332,443,723       $415,643,788
                                                         ============       ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                        THE FOLLOWING SCHEDULE PRESENTS
FINANCIAL HIGHLIGHTS                    FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
(UNAUDITED)                             THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIODS INDICATED.

                                         SIX MONTHS
                                            ENDED                        YEAR ENDED JUNE 30,
                                         DECEMBER 31,------------------------------------------------------------
CLASS A SHARES                              2002(a)       2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
                                         ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                             $ 11.15       $ 12.61     $ 17.74     $ 16.86     $ 16.67     $ 16.57
                                            -------       -------     -------     -------     -------     -------
  Net Investment Income                        0.01          0.01        0.07        0.02        0.07        0.21
  Net Realized and Unrealized
    Gain/Loss                                 (1.47)        (1.47)      (2.52)       2.09        1.21        2.07
                                            -------       -------     -------     -------     -------     -------
Total From Investment
  Operations                                  (1.46)        (1.46)      (2.45)       2.11        1.28        2.28
                                            -------       -------     -------     -------     -------     -------
Less:
  Distributions from
    Net Investment Income                       -0-           -0-         -0-         -0-       (0.22)      (0.35)
  Distributions from
    Net Realized Gain                           -0-           -0-       (2.68)      (1.23)      (0.87)      (1.83)
                                            -------       -------     -------     -------     -------     -------
Total Distributions                             -0-           -0-       (2.68)      (1.23)      (1.09)      (2.18)
                                            -------       -------     -------     -------     -------     -------
NET ASSET VALUE, END
  OF THE PERIOD                             $  9.69       $ 11.15     $ 12.61     $ 17.74     $ 16.86     $ 16.67
                                            =======       =======     =======     =======     =======     =======
Total Return* (b)                            -13.02%**     -11.66%     -15.03%      12.83%       8.41%      16.17%
Net Assets at End of
  the Period (In millions)                  $ 174.9       $ 215.2     $ 284.6     $ 301.9     $ 240.1     $ 261.6
Ratio of Expenses to Average
  Net Assets*                                  1.70%         1.68%       1.65%       1.70%       1.70%       1.61%
Ratio of Net Investment
  Income to Average Net Assets*                0.20%         0.08%       0.43%       0.12%       0.47%       1.30%
Portfolio Turnover                               21%**         30%         58%         99%         84%        108%

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE
    RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                   1.73%          N/A         N/A         N/A        1.73%       1.62%
Ratio of  Net Investment Income
  to Average Net Assets                        0.17%          N/A         N/A         N/A        0.44%       1.30%

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS

                                        THE FOLLOWING SCHEDULE PRESENTS
FINANCIAL HIGHLIGHTS                    FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
(UNAUDITED)                             THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIODS INDICATED.

                                          SIX MONTHS
                                             ENDED                       YEAR ENDED JUNE 30,
                                          DECEMBER 31,-----------------------------------------------------------
CLASS B SHARES                              2002(a)       2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
                                         ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                             $ 10.40       $ 11.84     $ 16.96     $ 16.28     $ 16.14     $ 16.15
                                            -------       -------     -------     -------     -------     -------
  Net Investment
    Income/Loss                               (0.03)        (0.08)      (0.05)      (0.11)      (0.04)       0.09
  Net Realized and Unrealized
    Gain/Loss                                 (1.37)        (1.36)      (2.39)       2.02        1.16        2.01
                                            -------       -------     -------     -------     -------     -------
Total From Investment
  Operations                                  (1.40)        (1.44)      (2.44)       1.91        1.12        2.10
                                            -------       -------     -------     -------     -------     -------
Less:
  Distributions from
    Net Investment Income                       -0-           -0-         -0-         -0-       (0.11)      (0.28)
  Distributions from
    Net Realized Gain                           -0-           -0-       (2.68)      (1.23)      (0.87)      (1.83)
                                            -------       -------     -------     -------     -------     -------
Total Distributions                             -0-           -0-       (2.68)      (1.23)      (0.98)      (2.11)
                                            -------       -------     -------     -------     -------     -------
NET ASSET VALUE, END
  OF THE PERIOD                             $  9.00       $ 10.40     $ 11.84     $ 16.96     $ 16.28     $ 16.14
                                            =======       =======     =======     =======     =======     =======
Total Return* (b)                            -13.38%**     -12.25%     -15.73%      12.03%       7.50%      15.33%
Net Assets at End of
  the Period (In millions)                  $ 115.0       $ 144.9     $ 187.1     $ 252.1     $ 232.6     $ 225.8
Ratio of Expenses to Average
  Net Assets*                                  2.45%         2.43%       2.40%       2.45%       2.45%       2.35%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                 (0.54)%       (0.69)%     (0.32)%     (0.65)%     (0.27)%      0.60%
Portfolio Turnover                               21%**         30%         58%         99%         84%        108%

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE
    RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                   2.48%          N/A         N/A         N/A        2.49%       2.36%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                                  (0.57)%         N/A         N/A         N/A       (0.30)%      0.60%

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES
N/A NOT APPLICABLE

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                        THE FOLLOWING SCHEDULE PRESENTS
FINANCIAL HIGHLIGHTS                    FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
(UNAUDITED)                             THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIODS INDICATED.

                                          SIX MONTHS
                                            ENDED                        YEAR ENDED JUNE 30,
                                          DECEMBER 31,-----------------------------------------------------------
CLASS C SHARES                              2002(a)       2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
                                         ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                             $ 10.55       $ 12.02     $ 17.16     $ 16.46     $ 16.30     $ 16.24
                                            -------       -------     -------     -------     -------     -------
  Net Investment
    Income/Loss                               (0.03)        (0.08)      (0.05)      (0.11)      (0.04)       0.08
  Net Realized and Unrealized
    Gain/Loss                                 (1.38)        (1.39)      (2.41)       2.04        1.18        2.05
                                            -------       -------     -------     -------     -------     -------
Total From Investment
  Operations                                  (1.41)        (1.47)      (2.46)       1.93        1.14        2.13
                                            -------       -------     -------     -------     -------     -------
Less:
  Distributions from
    Net Investment Income                       -0-           -0-         -0-         -0-       (0.11)      (0.24)
  Distributions from
    Net Realized Gain                           -0-           -0-       (2.68)      (1.23)      (0.87)      (1.83)
                                            -------       -------     -------     -------     -------     -------
Total Distributions                             -0-           -0-       (2.68)      (1.23)      (0.98)      (2.07)
                                            -------       -------     -------     -------     -------     -------
NET ASSET VALUE, END
  OF THE PERIOD                             $  9.14       $ 10.55     $ 12.02     $ 17.16     $ 16.46     $ 16.30
                                            =======       =======     =======     =======     =======     =======
Total Return* (b)                            -13.36%**     -12.23%     -15.65%      12.02%       7.61%      15.37%
Net Assets at End
  of the Period (In millions)               $  42.5       $  55.6     $  77.0     $ 104.7     $ 101.0     $ 108.7
Ratio of Expenses to Average
  Net Assets*                                  2.45%         2.43%       2.40%       2.45%       2.45%       2.55%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                 (0.54)%       (0.69)%     (0.32)%     (0.66)%     (0.28)%      0.52%
Portfolio Turnover                               21%**         30%         58%         99%         84%        108%

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE
    RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                   2.48%          N/A         N/A         N/A        2.48%       2.56%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                                  (0.57)%         N/A         N/A         N/A       (0.30)%      0.52%

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Options are valued at the last reported bid price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $33,780,243, which will expire between June 30, 2009 and June 30, 2010.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                               $383,011,895
                                                                     ============
  Gross tax unrealized appreciation                                  $ 17,498,216
  Gross tax unrealized depreciation                                   (70,228,577)
                                                                     ------------
  Net tax unrealized depreciation on investments                     $(52,730,361)
                                                                     ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $8,464 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

  AVERAGE DAILY NET ASSETS                                           % PER ANNUM
  First $750 million                                                     1.00%
  Next $500 million                                                      0.95%
  Over $1.25 billion                                                     0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $54,862 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $9,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $14,400, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $142,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $62,119 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $255,440,110, $189,747,044 and
$61,310,002 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                       SHARES          VALUE
   Sales:
     Class A                                         19,600,621    $ 189,535,726
     Class B                                            751,163        6,886,524
     Class C                                            108,883        1,015,391
                                                    -----------    -------------
   Total Sales                                       20,460,667    $ 197,437,641
                                                    ===========    =============
   Repurchases:
     Class A                                        (20,859,101)   $(203,422,939)
     Class B                                         (1,910,930)     (17,553,585)
     Class C                                           (732,009)      (6,807,655)
                                                    -----------    -------------
   Total Repurchases                                (23,502,040)   $(227,784,179)
                                                    ===========    =============

     At June 30, 2002, capital aggregated $269,327,323, $200,414,105 and
$67,102,266 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES           VALUE
   Sales:
     Class A                                        25,204,026     $ 298,525,580
     Class B                                         2,449,197        26,814,824
     Class C                                           708,180         8,035,962
                                                   -----------     -------------
   Total Sales                                      28,361,403     $ 333,376,366
                                                   ===========     =============
   Repurchases:
     Class A                                        28,474,795)    $(340,112,009)
     Class B                                        (4,309,287)      (47,151,066)
     Class C                                        (1,845,764)      (20,810,041)
                                                   -----------     -------------
   Total Repurchases                               (34,629,846)    $(408,073,116)
                                                   ===========     =============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 111,729 and 405,973 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                       CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLAR
                                           AMOUNT SUBJECT TO CHARGE
                                       --------------------------------
YEAR OF REDEMPTION                         CLASS B           CLASS C
First                                       5.00%              1.00%
Second                                      4.00%               None
Third                                       3.00%               None
Fourth                                      2.50%               None
Fifth                                       1.50%               None
Thereafter                                   None               None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $21,700 and CDSC on redeemed shares of Classes B and C of approximately $119,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

     For the six months ended December 31, 2002, the Fund made purchases of $70,652,364 and sales of $115,943,085 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $495,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $45,400. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $198,000 and $352,500 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     At December 31, 2002, the Fund had outstanding forward foreign currency contracts as follows:

                                                                     UNREALIZED
                                                      CURRENT      APPRECIATION/
FORWARD FOREIGN CURRENCY CONTRACTS                     VALUE        DEPRECIATION
SHORT CONTRACTS:
   Euro, 3,268,900
     expiring 3/13/03                               $ 3,422,393        $(133,422)
   Euro, 3,204,240
     expiring 3/13/03                                 3,354,697         (127,514)
   Euro, 917,219
     expiring 3/13/03                                   960,086          (10,086)
   Japanese Yen, 640,179,938
     expiring 3/13/03                                 5,404,017         (195,195)
   Japanese Yen, 16,293,420
     expiring 3/13/03                                   137,539           (2,539)
                                                    -----------        ---------
                                                    $13,278,732        $(468,756)
                                                    -----------        ---------
LONG CONTRACTS:
   Japanese Yen, 826,760,000
     expiring 3/13/03                               $ 6,979,015        $ 248,689
                                                    -----------        ---------
                                                                       $(220,067)
                                                                       =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the six months ended December 31, 2002, were as follows:

                                                     CONTACTS
   Outstanding at June 30, 2002                           92
   Futures Opened                                      1,619
   Futures Closed                                     (1,283)
                                                      ------
   Outstanding at December 31, 2002                      428
                                                      ======

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     The futures contracts outstanding as of December 31, 2002, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                     UNREALIZED
                                                                    APPRECIATION/
                                                     CONTRACTS      DEPRECIATION
SHORT CONTRACTS:
   Euro - March 2003
     (Current notional value $2,395 per contract)           302        $ 159,936
LONG CONTRACTS:
   Topix Index - March 2003
     (Current notional value $834 per contract)              20          (35,007)
   S&P 500 Index - March 2003
     (Current notional value $879 per contract)             106         (722,981)
                                                    -----------        ---------
                                                            428        $(598,052)
                                                    ===========        =========

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]

- visit our Web site at vankampen.com --to view a prospectus, select DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]

- call us at (800) 847-2424 Telecommunications Device for the Deaf (TDD) users, call (800)421-2833.

[ILLUSTRATION OF ENVELOPES]

-  e-mail us by visiting vankampen.com and selecting CONTACT US

* Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES

VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                    Van Kampen Funds Inc.
                    1 Parkview Plaza, P.O. Box 5555
                    Oakbrook Terrace, IL 60181-5555
                    vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright(C) 2003 Van Kampen Funds Inc. All rights reserved.
                    450, 550, 650                              Member NASD/SIPC.
                    MSGE SAR 2/03                                9482B03-AP-2/03

VAN KAMPEN
GLOBAL FRANCHISE FUND
SEMIANNUAL REPORT

DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

                         TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS     1
                         ECONOMIC SNAPSHOT     2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS     4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS     6
                        TOP FIVE COUNTRIES     6
          Q&A WITH YOUR PORTFOLIO MANAGERS     7
                         GLOSSARY OF TERMS    10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS    11
                      FINANCIAL STATEMENTS    13
             NOTES TO FINANCIAL STATEMENTS    19

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS    27
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    28

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.

             NOT FDIC INSURED.  MAY LOSE VALUE.  NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)

Dec-00       1.10%
Mar-01      -0.60%
Jun-01      -1.60%
Sep-01      -0.30%
Dec-01       2.70%
Mar-02       5.00%
Jun-02       1.30%
Sep-02       4.00%
Dec-02       0.70%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

            INTEREST RATES   INFLATION
Dec-00           6.50%         3.40%
Jan-01           5.50%         3.70%
Feb-01           5.50%         3.50%
Mar-01           5.00%         2.90%
Apr-01           4.50%         3.30%
May-01           4.00%         3.60%
Jun-01           3.75%         3.20%
Jul-01           3.75%         2.70%
Aug-01           3.50%         2.70%
Sep-01           3.00%         2.60%
Oct-01           2.50%         2.10%
Nov-01           2.00%         1.90%
Dec-01           1.75%         1.60%
Jan-02           1.75%         1.10%
Feb-02           1.75%         1.10%
Mar-02           1.75%         1.50%
Apr-02           1.75%         1.60%
May-02           1.75%         1.20%
Jun-02           1.75%         1.10%
Jul-02           1.75%         1.50%
Aug-02           1.75%         1.80%
Sep-02           1.75%         1.50%
Oct-02           1.75%         2.00%
Nov-02           1.25%         2.20%
Dec-02           1.25%         2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                                A SHARES     B SHARES    C SHARES
-----------------------------------------------------------------------------------
TOTAL RETURNS BEFORE TAXES
-----------------------------------------------------------------------------------
Six-month total return based on NAV(1)             -7.82%       -8.21%      -8.20%
-----------------------------------------------------------------------------------
Six-month total return(2)                         -13.11%      -12.79%      -9.12%
-----------------------------------------------------------------------------------
One-year total return(2)                            0.46%        0.74%       4.69%
-----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        13.12%       13.57%      14.00%
-----------------------------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS(3)
-----------------------------------------------------------------------------------
Six-month total return based on NAV(1)             -7.80%       -8.19%      -8.18%
-----------------------------------------------------------------------------------
Six-month total return(2)                         -13.09%      -12.78%      -9.10%
-----------------------------------------------------------------------------------
One-year total return(2)                            0.48%        0.76%       4.71%
-----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        12.13%       12.82%      13.25%
-----------------------------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(3)
-----------------------------------------------------------------------------------
Six-month total return based on NAV(1)             -4.77%       -5.01%      -5.01%
-----------------------------------------------------------------------------------
Six-month total return(2)                          -8.03%       -7.83%      -5.57%
-----------------------------------------------------------------------------------
One-year total return(2)                            0.31%        0.48%       2.91%
-----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        10.41%       10.94%      11.31%
-----------------------------------------------------------------------------------
Commencement date                                9/25/98      9/25/98     9/25/98
-----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES DURING THE PERIODS SHOWN AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AN AFTER-TAX RETURN MAY BE HIGHER THAN THE BEFORE TAX RETURN DUE TO AN ASSUMED BENEFIT FROM ANY CAPITAL LOSS THAT WOULD HAVE BEEN REALIZED HAD THE FUND SHARES BEEN SOLD AT THE END OF THE RELEVANT PERIOD.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

     MANAGING FOR AFTER-TAX RETURNS MAY NEGATIVELY IMPACT THE FUND'S PERFORMANCE. SINCE THE FUND BALANCES INVESTMENT AND TAX CONSIDERATIONS WHEN DECIDING WHETHER TO BUY OR SELL SECURITIES, ITS PRE-TAX RETURN MAY BE LOWER THAN THAT OF A SIMILAR FUND THAT IS NOT TAX MANAGED.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.   BRITISH AMERICAN TOBACCO                    7.0%
     Distributes cigarettes and other tobacco products worldwide.

2.   CADBURY SCHWEPPES                           5.7%
     Manufactures candy and soft drinks, including such brands as 7 UP, Canada
     Dry, Cadbury, and York.

3.   NESTLE                                      5.3%
     Produces food and cosmetics, including name brands Nestea, Nestle, and
     L'Oreal.

4.   DIAGEO                                      4.8%
     Produces and sells beer and spirits including name brands Guinness and
     Smirnoff.

5.   SWEDISH MATCH                               4.7%
     Global manufacturer of environmentally friendly matches.

6.   GROUPE DANONE                               4.6%
     Produces a variety of food and beverage products including Evian and Dannon brands.

7.   PHILIP MORRIS                               4.6%
     Manufactures and sells various consumer products.

8.   KONE                                        4.4%
     Installs and maintains elevators, escalators and automatic building doors.

9.   BROWN-FORMAN                                4.2%
     Manufactures and markets consumer goods and wine and spirits, including the name brands Hartmann, Lenox, Jack Daniel's and Korbel.

10.  ALLIED DOMECQ                               4.1%
     Distills spirits and wines, including Kahlua liqueur, and operates retail food chains including Dunkin' Donuts.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

[CHART]

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

                31-DEC-02   30-JUN-02
United Kingdom     38.40%      42.50%
United States      23.40%      19.30%
Switzerland         7.30%       6.80%
France              5.70%       5.90%
Sweden              4.70%       4.50%

*  SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL FRANCHISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S GLOBAL FRANCHISE TEAM. CURRENT MEMBERS(1) INCLUDE HASSAN ELMASRY, EXECUTIVE DIRECTOR, AND PARAS DODHIA, SENIOR ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q    WHAT WAS THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A    The global equity markets were weak, a result of investors' concerns over the strength of an eventual economic recovery. Many had expected a stronger rebound in the latter part of 2002. As a result, expectations that had been built into prices in the first half of 2002 turned out to be overly optimistic. There was a ratcheting-down over the period in terms of expectations for economically sensitive areas of the markets as well as the technology, telecommunications and financials sectors. Consumer staples and pharmaceuticals declined the least, while consumer durables, utilities and retailers fared far worse.

Q    HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A    The fund's performance compared favorably to its benchmark index, the
Morgan Stanley Capital International (MSCI) World Index with net dividends. The fund returned -7.82 percent for the six months ended December 31, 2002, while the index returned -12.14 percent.

     PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE-UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE MSCI WORLD INDEX (NET DIVIDENDS) IS AN UNMANAGED, BROAD-BASED INDEX THAT REFLECTS THE GENERAL PERFORMANCE OF DEVELOPED COUNTRIES' STOCK MARKETS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. FOR ADDITIONAL PERFORMANCE RESULTS, PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4.

Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A    We don't change the way we manage the fund for different environments. We have a focused management strategy that is designed to buy and hold companies for the long term. We are bottom-up stock pickers, not sector rotators. We adhere to a focused process that sets high demands for any stock to enter the portfolio. We try to invest in companies with resilient business franchises, substantial free cash flow, capable management, modest capital requirements and growth potential. We select these companies on a global basis with a strong bias to value. As a result, we tend to preserve capital better than the benchmark. The fact that we pay attention to valuations and the prices we pay for companies has helped us preserve capital in difficult equity markets.

     We continue to find value in the sectors and areas in which we have invested for many years. The fund tends to have a sector bias that results from the investment process. We look for companies that have dominant brands or intangible assets, such as a brand, copyright or license, that therefore have modest capital requirements. That naturally pushes us predominantly into consumer staples--branded goods that are repetitively consumed. Approximately 57 percent of the fund's net assets is invested in food, beverage and tobacco companies, versus an index weighting of 5.6 percent. About 11 percent of net assets is allocated to household goods, compared to the index's 1.9 percent. Nearly two thirds of the fund is invested in relatively defensive consumer staples, and over the last six months such defensive companies with predictable cash flows have performed relatively well.

Q    WERE THERE ANY STANDOUT POSITIONS DURING THE PERIOD?

A    The largest contributor was Reckitt Benckiser, the global leader in household cleaning products. It competes in household cleaning niches such as dishwashing rinse--areas too small for giants such as Procter & Gamble and Unilever to enter. We believe the company has sound management, best-in-class working capital control and smart brand innovation.

     Another standout was Torstar, a media company based in Canada. It owns the TORONTO STAR, the dominant daily newspaper in Toronto, and the Harlequin romance fiction series. We believe that Harlequin is a tremendously cash- generative book publishing franchise with steady repeat purchases. Canada has had a more vigorous economic rebound than the United States, which has been reflected in demand for advertising pages in the TORONTO STAR.

     We were pleased with two elevator-servicing companies. Zardoya Otis, a subsidiary of Otis Elevator, has the Otis franchise for Spain and Portugal. Zardoya Otis has a steady revenue stream from long-term servicing contracts, without the capital requirements of manufacturing and installation. In a weak economic environment, people don't skimp on elevator maintenance, which, by law, must be done regularly. Kone, based in Finland, has a dominant market share in much of northern Europe.

     KEEP IN MIND THAT NOT ALL STOCKS IN THE PORTFOLIO PERFORMED FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL CONTINUE TO PERFORM WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q    WERE THERE ANY DISAPPOINTMENTS?

A    The worst-performing stock was Kimberly-Clark, the manufacturer of personal care items such as Huggies, Depends, Kleenex, Scott and Kotex. Procter & Gamble, its lead competitor, has aggressively discounted diapers, which hurt Kimberly-Clark, but we believe the company's response to defend market share will benefit it over the long term. We have added a little to our stake and may continue to do so.

     Cadbury Schweppes also fared poorly, owing to concerns over its purchase of the Adams chewing gum/confectionary company. We believe the acquisition is an excellent way for the company to grow its overall business given that chewing gum is a fast growing category. Diageo, primarily a spirits maker, has had difficulty disposing of Burger King because of weakness in the fast-food business. The market has been disappointed by the sale's delay but we believe the long-term result will be good for Diageo.

     We believe none of these companies are fundamentally impaired. Their recent downturns are, in our opinion, stock-specific issues of which the market is taking a short-term view. We intend to hold these stocks for the long term.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN THE COMING MONTHS?

A    Our outlook is cautious. We believe that the world generally has a bias toward deflation. There are a number of structural issues that plague the world economy, such as high levels of consumer debt and increasing unemployment, that will act as a drag on growth in the coming years. We're not suggesting that we will be in a recession forever, but the world is growing slowly. It's hard to see what will drive significantly faster growth. With that as a backdrop, and with our bottom-up strategy, we believe we have a portfolio of attractively valued holdings. Its value orientation, combined with the robust financial health of the companies we hold, should help us preserve capital if this difficult economic cycle continues.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CURRENCY HEDGING: A technique used to offset the risks associated with the changing value of currency.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include, among others, the utility, grocery, and pharmaceutical industries.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                    MARKET
DESCRIPTION                                           SHARES         VALUE
COMMON STOCKS 93.8%
CANADA 2.8%
Torstar Corp., Class B                                 849,475   $ 13,775,270
                                                                 ------------
FINLAND 4.4%
Kone Oyj, Class B                                      719,474     21,612,329
                                                                 ------------
FRANCE 5.7%
Groupe Danone                                          171,553     23,091,650
Pernod-Ricard                                           55,754      5,403,143
                                                                 ------------
                                                                   28,494,793
                                                                 ------------
ITALY 2.5%
Davide Campari-Milano S.p.A.(a)                        401,332     12,544,439
                                                                 ------------
NETHERLANDS 1.9%
Reed Elsevier N.V.                                     773,111      9,456,630
                                                                 ------------
SPAIN 2.7%
Zardoya-Otis S.A.                                    1,032,386     13,603,619
                                                                 ------------
SWEDEN 4.7%
Swedish Match AB                                     2,945,456     23,241,457
                                                                 ------------
SWITZERLAND 7.3%
Cie Financiere Richemont AG, Class A                   533,298      9,959,528
Nestle S.A. (Registered)                               123,890     26,275,621
                                                                 ------------
                                                                   36,235,149
                                                                 ------------
UNITED KINGDOM 38.4%
Allied Domecq plc                                    3,189,830     20,396,034
British American Tobacco plc                         3,469,275     34,671,147
Cadbury Schweppes plc                                4,573,021     28,503,740
Capital Radio plc                                    1,033,790      8,479,125
Diageo plc                                           2,199,941     23,916,768
GlaxoSmithKline plc                                    862,318     16,555,084
Imperial Tobacco Group plc                             652,505     11,087,253
Reckitt Benckiser plc                                  819,202     15,898,852
SMG plc                                              9,150,014     13,705,422
Ulster Television plc                                  269,280      1,309,780
WPP Group plc                                        2,139,755     16,352,644
                                                                 ------------
                                                                  190,875,849
                                                                 ------------
UNITED STATES 23.4%
Bristol-Myers Squibb Co.                               465,784     10,782,900
Brown-Forman Corp., Class B                            319,168     20,860,820

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                     MARKET
DESCRIPTION                                            SHARES        VALUE
UNITED STATES (CONTINUED)
Fortune Brands, Inc.                                   188,174   $  8,751,973
Kimberly-Clark Corp.                                   409,946     19,460,137
Merck & Co., Inc.                                      241,690     13,682,071
New York Times Co., Class A                            431,187     19,718,181
Philip Morris Cos., Inc.                               566,068     22,942,736
                                                                 ------------
                                                                  116,198,818
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS  93.8%
    (Cost $470,249,650)                                           466,038,353
                                                                 ------------

REPURCHASE AGREEMENT  6.6%
J.P. Morgan Securities, Inc. ($32,803,000 par
    collateralized by U.S. Government obligations
    in a pooled cash account, dated 12/31/02, to
    be sold on 1/2/03 at $32,804,550)
   (Cost $32,803,000)                                              32,803,000
                                                                 ------------

TOTAL INVESTMENTS  100.4%
    (Cost $503,052,650)                                           498,841,353

FOREIGN CURRENCY  0.0%
    (Cost $68,220)                                                     68,239

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4)%                      (2,296,621)
                                                                 ------------

NET ASSETS  100%                                                 $496,612,971
                                                                 ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                     MARKET         PERCENT OF
INDUSTRY                                              VALUE         NET ASSETS
Consumer Staples                                  $288,293,815         58.0%
Consumer Discretionary                             101,508,533         20.4
Health Care                                         41,020,045          8.3
Industrials                                         35,215,960          7.1
                                                  ------------         ----
                                                  $466,038,353         93.8%
                                                  ============         ====

+  CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED
   INDUSTRIES.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $503,052,650)                               $498,841,353
Foreign Currency (Cost $68,220)                                           68,239
Cash                                                                         775
Receivables:
  Fund Shares Sold                                                     6,667,392
  Investments Sold                                                     2,945,464
  Dividends                                                            1,023,251
  Foreign Withholding Tax Reclaim                                        118,152
  Interest                                                                   774
Other                                                                     25,410
                                                                    ------------
    Total Assets                                                     509,690,810
                                                                    ------------
LIABILITIES:
Payables:
  Investments Purchased                                                9,131,413
  Fund Shares Repurchased                                              1,465,824
  Investment Advisory Fee                                                404,577
  Distributor and Affiliates                                             323,364
  Administrative Fee                                                     101,144
Net Unrealized Loss on Foreign Currency Exchange Contracts             1,614,667
Directors' Deferred Compensation and Retirement Plans                     30,256
Accrued Expenses                                                           6,594
                                                                    ------------
    Total Liabilities                                                 13,077,839
                                                                    ------------
NET ASSETS                                                          $496,612,971
                                                                    ============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
  shares authorized)                                                $510,166,603
Accumulated Net Investment Loss                                         (591,014)
Net Unrealized Depreciation on Investments
  and Foreign Currency Translations                                   (5,814,725)
Accumulated Net Realized Loss                                         (7,147,893)
                                                                    ------------
NET ASSETS                                                          $496,612,971
                                                                    ============

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $255,700,564 and 16,106,986 shares of
    beneficial interest issued and outstanding)                     $      15.88
    Maximum sales charge (5.75%* of offering price)                         0.97
                                                                    ------------
    Maximum offering price to public                                $      16.85
                                                                    ============

  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $152,291,698 and 9,680,099 shares of beneficial
    interest issued and outstanding)                                $      15.73
                                                                    ============

  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $88,620,709 and 5,587,267 shares of beneficial
    interest issued and outstanding)                                $      15.86
                                                                    ============

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $218,565)            $  3,303,437
Interest                                                                 179,994
                                                                    ------------
    Total Income                                                       3,483,431
                                                                    ------------

EXPENSES:
Investment Advisory Fee                                                1,927,475
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $257,405, $570,155 and $328,143, respectively)         1,155,703
Administrative Fee                                                       483,000
Shareholder Services                                                      68,500
Custody                                                                   65,353
Legal                                                                     17,069
Directors' Fees and Related Expenses                                      11,840
Other                                                                     80,915
                                                                    ------------
    Total Expenses                                                     3,809,855
    Less Credits Earned on Cash Balances                                     122
                                                                    ------------
    Net Expenses                                                       3,809,733
                                                                    ------------
NET INVESTMENT LOSS                                                 $   (326,302)
                                                                    ============

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                       $ (3,675,775)
  Foreign Currency Transactions                                       (3,198,523)
                                                                    ------------
Net Realized Loss                                                     (6,874,298)
                                                                    ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                             12,698,225
  End of the Period:
    Investments                                                       (4,211,297)
    Foreign Currency Translations                                     (1,603,428)
                                                                    ------------
                                                                      (5,814,725)
                                                                    ------------
Net Unrealized Depreciation During the Period                        (18,512,950)
                                                                    ------------
NET REALIZED AND UNREALIZED LOSS                                    $(25,387,248)
                                                                    ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                          $(25,713,550)
                                                                    ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                              SIX MONTHS ENDED     YEAR ENDED
                                              DECEMBER 31, 2002   JUNE 30, 2002
                                              -----------------   -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Gain/Loss                        $    (326,302)     $    330,639
Net Realized Loss                                  (6,874,298)       (1,082,977)
Net Unrealized Appreciation/Depreciation
  During the Period                               (18,512,950)       10,617,283
                                                -------------      ------------
Change in Net Assets from Operations              (25,713,550)        9,864,945
                                                -------------      ------------
Distributions from Net Investment Income:
Class A Shares                                            -0-          (188,482)
Class B Shares                                            -0-            (2,637)
Class C Shares                                            -0-            (1,473)
                                                -------------      ------------
                                                          -0-          (192,592)
                                                -------------      ------------
Distributions from Net Realized Gain:
Class A Shares                                        (53,503)              -0-
Class B Shares                                        (31,709)              -0-
Class C Shares                                        (18,163)              -0-
                                                -------------      ------------
                                                     (103,375)              -0-
                                                -------------      ------------
Total Distributions                                  (103,375)         (192,592)
                                                -------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES                                      (25,816,925)        9,672,353
                                                -------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                         410,719,667       272,649,152
Net Asset Value of Shares Issued Through
  Dividend Reinvestment                                92,201           170,624
Cost of Shares Repurchased                       (155,403,324)      (43,664,519)
                                                -------------      ------------
NET CHANGE IN NET ASSETS RESULTING FROM
  CAPITAL TRANSACTIONS                            255,408,544       229,155,257
                                                -------------      ------------
TOTAL INCREASE IN NET ASSETS                      229,591,619       238,827,610
NET ASSETS:
Beginning of the Period                           267,021,352        28,193,742
                                                -------------      ------------
End of the Period (Including accumulated
  undistributed net investment income/loss
  of $(591,014) and $(264,712), respectively)   $ 496,612,971      $267,021,352
                                                =============      ============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                          SEPTEMBER 25, 1998
                                   SIX MONTHS                                                               (COMMENCEMENT
                                     ENDED                         YEAR ENDED JUNE 30,                      OF INVESTMENT
CLASS A SHARES                    DECEMBER 31, ----------------------------------------------------------   OPERATIONS) TO
                                    2002(a)           2002(a)            2001(a)            2000(a)        JUNE 30, 1999(a)
                                  ------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $17.23              $14.91            $13.78             $11.98              $10.00
                                   ------              ------            ------             ------              ------
  Net Investment Income              0.01                0.12              0.15               0.08                0.14
  Net Realized and Unrealized
    Gain/Loss                       (1.36)               2.31              1.89               2.22                1.97
                                   ------              ------            ------             ------              ------
Total from Investment
  Operations                        (1.35)               2.43              2.04               2.30                2.11
                                   ------              ------            ------             ------              ------
Less:
  Distributions from
    Net Investment Income             -0-               (0.11)            (0.21)             (0.32)              (0.13)
  Distributions from
    Net Realized Gain                 -0-(c)              -0-             (0.70)             (0.18)                -0-
                                   ------              ------            ------             ------              ------
Total Distributions                   -0-(c)            (0.11)            (0.91)             (0.50)              (0.13)
                                   ------              ------            ------             ------              ------
NET ASSET VALUE, END
  OF THE PERIOD                    $15.88              $17.23            $14.91             $13.78              $11.98
                                   ======              ======            ======             ======              ======
Total Return*(b)                    -7.82%**            16.45%            15.13%             19.83%              21.22%**
Net Assets at End of
  the Period (In millions)         $255.7              $139.3            $ 15.8             $  1.9              $  1.2
Ratio of Expenses to Average
  Net Assets*                        1.62%               1.80%             1.80%              1.80%               1.80%
Ratio of Net Investment
  Income to Average Net
  Assets*                            0.17%               0.73%             1.04%              0.70%               1.57%
Portfolio Turnover                     21%**               21%                8%                29%                  9%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets(d)                     N/A                1.80%             2.76%              7.17%              13.55%
Ratio of Net Investment
    Income/Loss to Average
    Net Assets(d)                     N/A                0.73%             0.09%             (4.67)%            (10.17)%

**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

(d) FOR THE YEAR ENDED JUNE 30, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%

N/A  NOT APPLICABLE

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                          SEPTEMBER 25, 1998
                                   SIX MONTHS                                                               (COMMENCEMENT
                                     ENDED                         YEAR ENDED JUNE 30,                      OF INVESTMENT
CLASS B SHARES                    DECEMBER 31, ----------------------------------------------------------   OPERATIONS) TO
                                    2002(a)           2002(a)            2001(a)            2000(a)        JUNE 30, 1999(a)
                                  ------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $17.14              $14.84            $13.73             $11.92              $10.00
                                   ------              ------            ------             ------              ------
  Net Investment Income/Loss        (0.05)               0.01              0.05              (0.01)               0.07
  Net Realized and Unrealized
    Gain/Loss                       (1.36)               2.29              1.85               2.22                1.96
                                   ------              ------            ------             ------              ------
Total from Investment
  Operations                        (1.41)               2.30              1.90               2.21                2.03
                                   ------              ------            ------             ------              ------
Less:
  Distributions from
    Net Investment Income             -0-                 -0-(c)          (0.09)             (0.22)              (0.11)
  Distributions from
    Net Realized Gain                 -0-(c)              -0-             (0.70)             (0.18)                -0-
                                   ------              ------            ------             ------              ------
Total Distributions                   -0-(c)              -0-(c)          (0.79)             (0.40)              (0.11)
                                   ------              ------            ------             ------              ------
NET ASSET VALUE, END
  OF THE PERIOD                    $15.73              $17.14            $14.84             $13.73              $11.92
                                   ======              ======            ======             ======              ======
Total Return*(b)                    -8.21%**            15.53%            14.16%             19.09%              21.40%**
Net Assets at End of
  the Period (In millions)         $152.3              $ 80.5            $  7.1             $  2.0              $  0.6
Ratio of Expenses to Average
  Net Assets*                        2.37%               2.55%             2.55%              2.55%               2.55%
Ratio of Net Investment Income/
  Loss to Average Net Assets*       (0.57)%              0.05%             0.34%             (0.04)%              0.77%
Portfolio Turnover                     21%**               21%                8%                29%                  9%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets(d)                     N/A                2.55%             3.82%              8.17%              14.45%
Ratio of Net Investment
    Income/Loss to Average
    Net Assets(d)                     N/A                0.05%            (0.93)%            (5.93)%            (11.12)%

**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

(d) FOR THE YEAR ENDED JUNE 30, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.

N/A  NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                          SEPTEMBER 25, 1998
                                   SIX MONTHS                                                               (COMMENCEMENT
                                     ENDED                         YEAR ENDED JUNE 30,                      OF INVESTMENT
CLASS C SHARES                    DECEMBER 31, ----------------------------------------------------------   OPERATIONS) TO
                                    2002(a)           2002(a)            2001(a)            2000(a)        JUNE 30, 1999(a)
                                  ------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $17.28              $14.96            $13.83             $12.02              $10.00
                                   ------              ------            ------             ------              ------
  Net Investment Income/Loss        (0.04)               0.01              0.05                -0-(c)             0.06
  Net Realized and Unrealized
    Gain/Loss                       (1.38)               2.31              1.87               2.21                2.07
                                   ------              ------            ------             ------              ------
Total from Investment
  Operations                        (1.42)               2.32              1.92               2.21                2.13
                                   ------              ------            ------             ------              ------
Less:
  Distributions from
    Net Investment Income             -0-                 -0-(c)          (0.09)             (0.22)              (0.11)
  Distributions from
    Net Realized Gain                 -0-(c)              -0-             (0.70)             (0.18)                -0-
                                   ------              ------            ------             ------              ------
Total Distributions                   -0-(c)              -0-(c)          (0.79)             (0.40)              (0.11)
                                   ------              ------            ------             ------              ------
NET ASSET VALUE, END
  OF THE PERIOD                    $15.86              $17.28            $14.96             $13.83              $12.02
                                   ======              ======            ======             ======              ======
Total Return*(b)                    -8.20%**            15.53%            14.19%             18.92%              21.40%**
Net Assets at End of
  the Period (In millions)         $ 88.6              $ 47.2            $  5.3             $  1.8              $  0.5
Ratio of Expenses to Average
  Net Assets*                        2.37%               2.55%             2.55%              2.55%               2.55%
Ratio of Net Investment Income/
  Loss to Average Net Assets*       (0.56)%              0.04%             0.34%             (0.02)%              0.69%
Portfolio Turnover                     21%**               21%                8%                29%                  9%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets(d)                     N/A                2.55%             3.84%              7.15%              16.07%
Ratio of Net Investment
    Income to Average
    Net Assets(d)                     N/A                0.04%            (0.95)%            (4.59)%            (12.83)%

**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

(d) FOR THE YEAR ENDED JUNE 30, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.

N/A  NOT APPLICABLE

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced operations on September 25, 1998.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                               $503,324,054
                                                                     ============
  Gross tax unrealized appreciation                                  $ 17,552,805
  Gross tax unrealized depreciation                                   (22,035,506)
                                                                     ------------
  Net tax unrealized depreciation on investments                     $ (4,482,701)
                                                                     ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     The tax character of distributions paid during the year ended June 30, 2002 was as follows:

Distributions paid from:
  Ordinary income                                                        $192,592
  Long-term capital gain                                                      -0-
                                                                         --------
                                                                         $192,592
                                                                         --------

As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

  Undistributed ordinary income                                          $145,571
  Undistributed long-term capital gain                                     50,062
                                                                         --------
                                                                         $195,633
                                                                         --------

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $122 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million                                               1.00%
Next $500 million                                                0.95%
Over $1 billion                                                  0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $8,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $8,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $68,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $21,980 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $1,503.

3. CAPITAL TRANSACTIONS
At December 31, 2002, capital aggregated $263,863,742, $155,803,906 and
$90,498,955 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                       SHARES          VALUE
   Sales:
     Class A                                         16,425,518    $ 263,289,608
     Class B                                          5,801,108       92,265,941
     Class C                                          3,441,230       55,164,118
                                                     ----------    -------------
   Total Sales                                       25,667,856    $ 410,719,667
                                                     ==========    =============
   Dividend Reinvestment:
     Class A                                              3,111    $      48,694
     Class B                                              1,857           28,795
     Class C                                                940           14,712
                                                     ----------    -------------
   Total Dividend Reinvestment                            5,908    $      92,201
                                                     ==========    =============
   Repurchases:
     Class A                                         (8,408,189)   $(133,108,748)
     Class B                                           (817,835)     (12,936,988)
     Class C                                           (589,064)      (9,357,588)
                                                     ----------    -------------
   Total Repurchases                                 (9,815,088)   $(155,403,324)
                                                     ==========    =============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     At June 30, 2002, capital aggregated $133,634,188, $76,446,158 and
$44,677,713 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                          9,344,819     $156,534,352
     Class B                                          4,436,098       73,657,775
     Class C                                          2,531,817       42,457,025
                                                     ----------     ------------
   Total Sales                                       16,312,734     $272,649,152
                                                     ==========     ============
   Dividend Reinvestment:
     Class A                                             11,664     $    167,381
     Class B                                                147            2,106
     Class C                                                 79            1,137
                                                     ----------     ------------
   Total Dividend Reinvestment                           11,890     $    170,624
                                                     ==========     ============
   Repurchases:
     Class A                                         (2,331,855)    $(37,701,940)
     Class B                                           (219,908)      (3,564,099)
     Class C                                           (148,835)      (2,398,480)
                                                     ----------     ------------
   Total Repurchases                                 (2,700,598)    $(43,664,519)
                                                     ==========     ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 8,954 and 8,339 Class B Shares converted to Class A Shares respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                              CONTINGENT DEFERRED SALES CHARGE
                                                  AS A PERCENTAGE OF DOLLAR
                                                  AMOUNT SUBJECT TO CHARGE
                                              --------------------------------
YEAR OF REDEMPTION                                CLASS B          CLASS C
First                                              5.00%            1.00%
Second                                             4.00%            None
Third                                              3.00%            None
Fourth                                             2.50%            None
Fifth                                              1.50%            None
Thereafter                                         None             None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $324,100 and CDSC on redeemed shares of Classes B and C of approximately $170,200. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

4. INVESTMENT TRANSACTIONS
For the six months ended December 31, 2002, the Fund made purchases of $313,727,719 and sales of $75,754,153 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $731,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $41,600. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $4,696,700 and $352,500 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

6. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 1999 (UNAUDITED)

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2002, the Fund had outstanding forward foreign currency contracts as follows:

                                                                    UNREALIZED
                                                     CURRENT       APPRECIATION/
FORWARD FOREIGN CURRENCY CONTRACTS                    VALUE        DEPRECIATION
SHORT CONTRACTS:
British Pounds 46,700,000
  expiring 2/7/03                                   $75,024,562      $(2,399,991)

LONG CONTRACTS:
British Pounds 11,700,000
  expiring 2/7/03                                    18,796,304          785,324
                                                    -----------      -----------
                                                    $93,820,866      $(1,614,667)
                                                    ===========      ===========

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  vankampen.com --
  to view a prospectus, select [ILLUSTRATION OF COMPUTER]
  DOWNLOAD FUND INFO

- call us at (800) 847-2424
  Telecommunications
  Device for the Deaf (TDD) [ILLUSTRATION OF PHONE] users, call (800)421-2833.

- e-mail us by visiting
  vankampen.com and
  selecting CONTACT US [ILLUSTRATION OF ENVELOPES]

* Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL FRANCHISE FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                    Van Kampen Funds Inc.
                    1 Parkview Plaza, P.O. Box 5555
                    Oakbrook Terrace, IL 60181-5555
                    www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                    Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
                    475, 575, 675                              Member NASD/SIPC.
                    GLF SAR 2/03                                 9484B03-AP-2/03

VAN KAMPEN
GLOBAL VALUE
EQUITY FUND
SEMIANNUAL REPORT

DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

                                TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS     1
                         ECONOMIC SNAPSHOT     2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS     4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS     5
                        TOP FIVE COUNTRIES     5
          Q&A WITH YOUR PORTFOLIO MANAGERS     6
                         GLOSSARY OF TERMS    10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS    11
                      FINANCIAL STATEMENTS    16
             NOTES TO FINANCIAL STATEMENTS    22

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS    30
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    31

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.


 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.


            NOT FDIC INSURED.   MAY LOSE VALUE.   NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)

Dec-00       1.10%
Mar-01      -0.60%
Jun-01      -1.60%
Sep-01      -0.30%
Dec-01       2.70%
Mar-02       5.00%
Jun-02       1.30%
Sep-02       4.00%
Dec-02       0.70%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

            INTEREST RATES    INFLATION
Dec-00                6.50%        3.40%
Jan-01                5.50%        3.70%
Feb-01                5.50%        3.50%
Mar-01                5.00%        2.90%
Apr-01                4.50%        3.30%
May-01                4.00%        3.60%
Jun-01                3.75%        3.20%
Jul-01                3.75%        2.70%
Aug-01                3.50%        2.70%
Sep-01                3.00%        2.60%
Oct-01                2.50%        2.10%
Nov-01                2.00%        1.90%
Dec-01                1.75%        1.60%
Jan-02                1.75%        1.10%
Feb-02                1.75%        1.10%
Mar-02                1.75%        1.50%
Apr-02                1.75%        1.60%
May-02                1.75%        1.20%
Jun-02                1.75%        1.10%
Jul-02                1.75%        1.50%
Aug-02                1.75%        1.80%
Sep-02                1.75%        1.50%
Oct-02                1.75%        2.00%
Nov-02                1.25%        2.20%
Dec-02                1.25%        2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                               A SHARES     B SHARES    C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV(1)           -18.59%      -18.74%     -18.85%

Six-month total return(2)                        -23.24%      -22.81%     -19.66%

One-year total return(2)                         -22.80%      -22.65%     -19.41%

Five-year average annual total return(2)          -1.85%       -1.61%      -1.38%

Life-of-Fund average annual total return(2)       -1.93%       -1.48%      -1.50%

Commencement date                              10/29/97     10/29/97    10/29/97

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.   AVENTIS                          2.4%
     Develops chemicals, pharmaceuticals, and other products.


2.   NESTLE                           2.4%
     Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.

3.   ALLIED DOMECQ                    2.1%
     Distills spirits and wines, including Kahlua liqueur, and operates retail food chains including Dunkin' Donuts.

4.   PHILIP MORRIS                    2.1%
     Manufactures and sells various consumer products.

5.   INTERNATIONAL BUSINESS
     MACHINES (IBM)                   2.0%
     Develops and sells technology products including computers, software, networking systems and related services.

6.   WYETH                            2.0%
     Develops a diversified line of health-care and agricultural products.

7.   CADBURY SCHWEPPES                1.9%
     Manufactures candy and soft drinks, including such brands as 7 UP, Canada Dry, Cadbury, and York.

8.   CANON                            1.8%
     Develops and sells digital engineering services and electronics.

9.   REED ELSEVIER                    1.7%
     Publishes business, educational, legal and scientific information.

10.  GLAXOSMITHKLINE                  1.6%
     Develops and markets pharmaceuticals and consumer products worldwide.

+ SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL
  PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

[CHART]

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

                               31-DEC-02    30-JUN-02
United States                     42.20%       42.50%
United Kingdom                    17.70%       14.90%
France                             9.00%        8.90%
Japan                              8.80%        8.90%
Switzerland                        7.50%        7.10%

* SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL VALUE EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S GLOBAL VALUE TEAM. CURRENT MEMBERS(1) INCLUDE FRANCES CAMPION, MANAGING DIRECTOR; PAUL BOYNE, EXECUTIVE DIRECTOR; AND EMILIO ALVAREZ, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THE TEAM'S VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q    WHAT WAS THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A    The global markets were marked by volatility, driven largely by geopolitical concerns. The markets are discounting the possibility of a military conflict. However, there is no consensus as to how long it may take to reach an outcome or what that outcome will be. The crux of the issue is the impact on oil prices and, by extension, inflation and the capacity of the global economy to cope.

Q    DOES THIS VOLATILITY AFFECT THE WAY YOU MANAGE THE FUND?

A    Not really. The three key elements we examine when deciding whether to own a company are its management strength, franchise strength and financial strength. Those are the bedrocks of our investment philosophy. Once we have a handle on whether those quality criteria have been met, the question becomes how much to pay for a company. If you revisit the fund's historical price to cash flow or historical enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA), you'll see they haven't changed. Generally, we want to do our utmost to buy high-quality companies that have the capacity to weather volatility.

Q    HOW DID THE FUND PERFORM, GIVEN THESE MARKET CONDITIONS?

A    The fund returned -18.59 percent for the six months ended December 31,
2002. By comparison, the MSCI World Index with net dividends returned -12.14 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT BUT EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE-UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE MSCI WORLD INDEX WITH NET DIVIDENDS IS AN UNMANAGED INDEX COMPOSED OF SECURITIES ON STOCK EXCHANGES OF THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX ASSUMES THAT DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX. INDEX RETURNS DO NOT REFLECT ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A    The fund began the period with an emphasis on defensive sectors, such as consumer staples, which benefited performance. Valuations in more economically sensitive sectors appeared more attractive and over the course of the period we acquired materials, financials and some consumer discretionary holdings. However, economic expectations continued to be mixed, the market lost confidence and those more-economically sensitive positions cost us. In October there was a market rotation into technology and telecommunications. We had increased our technology position by adding IBM to the portfolio, which performed nicely. However, its performance paled by comparison to SAP, Ericsson, Intel, Cisco and Microsoft--all of which are included in the index but not the portfolio, because of their high valuations.

Q    WHAT FACTORS HELPED PERFORMANCE DURING THIS PERIOD?

A    The three key areas of outperformance were utilities, energy and telecommunication services. Our energy exposure is principally in European oil companies such as ENI (Italy) and these companies performed particularly well over the year. We have been exiting the utilities sector, primarily on the perception that its relative upside potential versus other sectors is limited, but the fund owned one utility, Exelon (United States) through this period, which fared very well. On the telecommunications side, our primary exposure has been to the regional Bell operating companies, which performed strongly.

     KEEP IN MIND THAT NOT ALL STOCKS IN THE PORTFOLIO PERFORMED FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q    WHAT HOLDINGS FELL SHORT OF YOUR EXPECTATIONS?

A    We were disappointed by the fund's holdings in the industrial sector. Our defense-oriented stocks fared well through the first half of 2002. Since then, however, we have given back some of those gains. BAE Systems (U.K.) has had some difficulties with its government contracts. The company was expecting a certain level of profitability on fighter and shipbuilding contracts, which disappointed and this has caused the company's rating to be downgraded.

     The fund's consumer discretionary holdings also dampened its performance. Retailers, in particular, were hurt by volatility. Conflicting economic data--positive employment statistics one month, followed by decreases in mortgage borrowing the next--caused retailers' fortunes to wax and wane. Sears, and BJ's Wholesale Club in the United States are two examples of stocks that suffered as a result of these conditions.

     The materials sector, in the form of cement exposure and paper exposure, also hurt relative performance. Holdings such as Lafarge (France), Saint-Gobain (France), Boise Cascade and Georgia Pacific (U.S.) and Holcim (Switzerland) all declined through the year, though we believe that with a turn in economic growth they could rally strongly.

     Finally, although the sector has performed well of late, financials were a drag on performance over the period. In early summer we had taken a position in Munich Re (Germany) on the premise that the pricing power that had been absent from that industry for years had returned. This, along with Munich Re's status as one of the most strongly reserved companies in the industry, led us to believe it would be a solid performer. Unfortunately, last summer's floods in Europe, and a negative revaluation of Munich Re's significant investments in Allianz and HypoVereins Bank along with other less substantial holdings in Munich Re's investment portfolio, were a blow to its performance. We are re-evaluating this position. The banks continue to have mixed fortunes as we wait for some clarity on the economy.

Q    WHERE HAVE YOU BEEN FINDING VALUE?

A    We have increased our exposure to the banking industry of late as we see potential for improvement in the U.S. economy. We have added Mitsubishi Estate (Japan), which built a very good real estate portfolio at reasonable prices in the main business district of central Tokyo. We have initiated a position in Hays PLC (U.K.), which operates temporary staffing, logistics and mail delivery businesses, and we have also increased our position in Motorola (U.S.).

     We are continuing to gradually rotate out of our more-defensive positions and move the portfolio into more-economically sensitive companies, where we can find quality at a price we're willing to pay.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A    We believe that there are a number of factors now in evidence in the U.S.
that could lead to more-buoyant economic activity and equity markets in 2003. Several items are worthy of note--the interest rate environment in the U.S. has not been more accommodative in the last 30 years; the Bush Administration has proposed a significant tax incentive package with meaningful expansionary ramifications, which is amplified by the increased spending of the Federal Government on military and other items; further, there is potential this coming year for resolution of the geopolitical conflicts in the Middle East, which will likely result in a lower oil price and could have beneficial flow-on effects on inflation expectations, spending and investment. Recently several trends have emerged to support this note of optimism--merger-and-acquisition activity has again begun to pick up and the financing of these transactions has largely occurred with cash rather than equity. This is encouraging as it seems to indicate that corporations are more confident of their future prospects to the extent that they are willing to commit to corporate transactions, and the cash financing of the acquisitions could indicate that valuations have fallen to realistic levels.

     ANNUAL HOUSEHOLDING NOTICE

To reduce expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance-comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, with varying fees and sales charges.

CURRENCY HEDGING: A technique used to offset the risks associated with the changing value of currencies.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall rapidly when it weakens. Examples of cyclical industries include housing, automobiles and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include, among others, the utility, grocery and pharmaceutical industries.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                 MARKET
DESCRIPTION                                                       SHARES         VALUE
COMMON STOCKS 98.3%
DENMARK  0.8%
Danisco A/S                                                        68,900     $  2,343,074
                                                                              ------------
FINLAND  0.6%
Sampo Oyj, Class A                                                225,900        1,719,582
                                                                              ------------
FRANCE  9.0%
Aventis S.A.                                                      129,742        7,056,334
BNP Paribas S.A.                                                   78,400        3,196,334
Cie de Saint-Gobain                                                95,414        2,801,032
Credit Agricole S.A.                                               87,490        1,320,949
Groupe Danone                                                      24,740        3,330,094
Lafarge S.A.                                                       43,384        3,270,565
Pernod-Ricard                                                      25,260        2,447,957
TotalFinaElf S.A., Class B                                         21,190        3,028,014
                                                                              ------------
                                                                                26,451,279
                                                                              ------------
GERMANY  1.2%
BASF AG                                                            66,934        2,522,958
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)          8,954        1,070,803
                                                                              ------------
                                                                                 3,593,761
                                                                              ------------
ITALY  2.2%
ENI S.p.A.                                                        256,285        4,076,661
Telecom Italia S.p.A.                                             440,320        2,223,731
                                                                              ------------
                                                                                 6,300,392
                                                                              ------------
JAPAN  8.8%
Canon, Inc.                                                       139,000        5,231,371
Daiwa Securities Co., Ltd.                                        344,000        1,526,379
Fuji Photo Film Co., Ltd. (c)                                      97,000        3,160,647
Fuji Television Network, Inc. (c)                                     304        1,223,474
Fujitsu Ltd.                                                      612,000        1,746,805
Hitachi Ltd.                                                      263,000        1,007,535
Mitsubishi Electric Corp. (a)                                     526,000        1,213,471
Mitsubishi Estate Co., Ltd.                                       214,000        1,628,829
Mitsui Sumitomo Insurance Co., Ltd.                               437,000        2,008,942
Nippon Telegraph & Telephone Corp.                                    853        3,095,420
Sankyo Co., Ltd.                                                  224,000        2,808,251
Sumitomo Electric Industries Ltd.                                 164,000        1,061,851
                                                                              ------------
                                                                                25,712,975
                                                                              ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                 MARKET
DESCRIPTION                                                       SHARES         VALUE
KOREA 0.7%
Samsung Electronics Co., Ltd. GDR, 144A-Private Placement (b)      16,400     $  2,185,300
                                                                              ------------
NETHERLANDS  4.9%
Akzo Nobel N.V.                                                    83,280        2,643,307
Heineken N.V.                                                      83,800        3,273,073
ING Groep N.V.                                                    180,376        3,056,688
Koninklijke (Royal) Philips Electronics N.V.                      152,161        2,668,017
Royal Dutch Petroleum Co.                                          62,220        2,738,924
                                                                              ------------
                                                                                14,380,009
                                                                              ------------
NORWAY  0.8%
Statoil ASA                                                       268,700        2,269,360
                                                                              ------------
SINGAPORE  0.6%
United Overseas Bank Ltd.                                         279,000        1,897,959
                                                                              ------------
SPAIN  0.6%
Telefonica S.A. (a)                                               188,778        1,690,710
                                                                              ------------
SWEDEN  1.2%
Nordea AB                                                         803,300        3,553,278
                                                                              ------------
SWITZERLAND  7.5%
Cie Financiere Richemont AG, Class A                              115,205        2,151,494
Converium Holding AG (a)                                           83,590        4,053,949
Credit Suisse Group (a)                                            69,500        1,509,229
Holcim Ltd., Class B                                               10,311        1,873,370
Nestle S.A.                                                        33,200        7,041,332
Syngenta AG                                                        39,237        2,273,559
UBS AG (Registered) (a)                                            38,320        1,863,991
Zurich Financial Services AG                                       12,091        1,129,019
                                                                              ------------
                                                                                21,895,943
                                                                              ------------
UNITED KINGDOM  17.7%
Allied Domecq plc                                                 956,790        6,117,790
Aviva plc                                                         239,398        1,708,094
BAA plc                                                           206,300        1,674,623
BAE Systems plc                                                 1,766,463        3,527,879
Cadbury Schweppes plc                                             901,820        5,621,060
Diageo plc                                                        261,694        2,845,018
GlaxoSmithKline plc                                               251,854        4,835,179
Hays plc                                                          718,500        1,073,317
Imperial Tobacco Group plc                                        189,526        3,220,392
Lloyds TSB Group plc                                              501,390        3,601,621
Prudential Corp. plc                                              189,523        1,340,028
Reed Elsevier International plc                                   580,350        4,972,663
Rolls-Royce plc                                                   796,600        1,372,813
Sainsbury (J) plc                                                 460,719        2,068,419

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                 MARKET
DESCRIPTION                                                       SHARES         VALUE
UNITED KINGDOM (CONTINUED)
Vodafone AirTouch plc                                           2,445,300      $ 4,460,249
WPP Group plc                                                     469,350        3,586,910
                                                                              ------------
                                                                                52,026,055
                                                                              ------------
UNITED STATES  41.7%
Albertson's, Inc.                                                 153,128        3,408,629
Alcoa, Inc.                                                       207,400        4,724,572
AT&T Wireless Services, Inc. (a)                                  219,100        1,237,915
BJ's Wholesale Club, Inc. (a)                                     140,280        2,567,124
Boeing Co.                                                         27,100          894,029
Boise Cascade Corp.                                               127,100        3,205,462
Bristol-Myers Squibb Co.                                          117,600        2,722,440
Cadiz, Inc. (a)                                                   403,898          222,144
ChevronTexaco Corp.                                                20,900        1,389,432
Deere & Co.                                                        64,430        2,954,116
Delphi Automotive Systems Corp.                                   129,000        1,038,450
Exelon Corp.                                                       31,261        1,649,643
First Data Corp.                                                   43,400        1,536,794
Gap, Inc. (The)                                                    50,800          788,416
General Dynamics Corp.                                             27,390        2,173,944
Georgia-Pacific Corp.                                              96,660        1,562,026
Hewlett-Packard Co.                                               139,600        2,423,456
International Business Machines Corp.                              77,556        6,010,590
Interpublic Group of Cos., Inc.                                   121,200        1,706,496
J.P. Morgan Chase & Co. (d)                                       176,246        4,229,904
Kimberly-Clark Corp.                                               81,460        3,866,906
Kroger Co. (a)                                                    119,100        1,840,095
Loews Corp.-Carolina Group                                         74,600        1,512,142
MBIA, Inc.                                                         82,555        3,620,862
McDonald's Corp.                                                  166,965        2,684,797
McGraw-Hill Cos., Inc.                                             73,100        4,418,164
Mellon Financial Corp.                                            136,810        3,572,109
Merrill Lynch & Co., Inc.                                          88,000        3,339,600
MetLife, Inc.                                                     110,620        2,991,165
Motorola, Inc.                                                    484,700        4,192,655
NCR Corp. (a)                                                      65,200        1,547,848
New York Times Co., Class A                                        38,630        1,766,550
Northrop Grumman Corp.                                             45,200        4,384,400
Philip Morris Cos., Inc.                                          149,170        6,045,860
Principal Financial Group, Inc.                                    96,300        2,901,519
Prudential Financial, Inc.                                         76,400        2,424,936
Sabre Holdings Corp. (a)                                           39,900          722,589
SBC Communications, Inc.                                          127,230        3,449,205
Sears, Roebuck & Co.                                               51,540        1,234,383

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                 MARKET
DESCRIPTION                                                       SHARES         VALUE
UNITED STATES (CONTINUED)
St. Paul Cos., Inc.                                               102,000     $  3,473,100
Travelers Property Casualty Corp., Class A (a)                    230,010        3,369,647
Tupperware Corp.                                                  121,940        1,838,855
Verizon Communications, Inc.                                      100,359        3,888,911
Wells Fargo & Co.                                                  22,200        1,040,514
Wyeth                                                             158,060        5,911,444
                                                                              ------------
                                                                               122,483,838
                                                                              ------------
TOTAL COMMON STOCKS  98.3%
    (Cost $334,201,147)                                                        288,503,515
                                                                              ------------
CONVERTIBLE PREFERRED  0.5%
UNITED STATES  0.5%
Ford Motor Co. Capital Trust II, 6.50 %
    (Cost $1,656,351)                                              32,100        1,311,285
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  98.8%
    (Cost $335,857,498)                                                        289,814,800
                                                                              ------------
REPURCHASE AGREEMENT  1.4%
J.P. Morgan Securities, Inc. ($4,182,000 par collateralized
     by U.S. Government obligations in a pooled cash account,
     dated 12/31/02, to be sold on 1/2/03 at $4,182,195)
     (Cost $4,182,000)                                                           4,182,000
                                                                              ------------
TOTAL INVESTMENTS  100.2%
    (Cost $340,039,498)                                                        293,996,800
FOREIGN CURRENCY  0.0%
    (Cost $143,001)                                                                144,131

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2)%                                     (617,785)
                                                                              ------------
NET ASSETS  100%                                                              $293,523,146
                                                                              ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

(c)  SECURITY HAS BEEN DEEMED ILLIQUID.

(d)  AFFILIATED COMPANY.

GDR GLOBAL DEPOSITARY RECEIPT

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Financials                                            $ 67,149,042          22.9%
Consumer Staples                                        55,203,984          18.8
Consumer Discretionary                                  37,117,725          12.6
Industrials                                             25,390,859           8.7
Information Technology                                  24,345,561           8.3
Health Care                                             23,333,648           8.0
Materials                                               22,075,819           7.5
Telecommunication Services                              20,046,128           6.8
Energy                                                  13,502,391           4.6
Utilities                                                1,649,643           0.6
                                                      ------------          ----
                                                      $289,814,800          98.8%
                                                      ============          ====

+    CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED
     INDUSTRIES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $340,039,498)                                         $293,996,800
Foreign Currency (Cost $143,001)                                                   144,131
Cash                                                                                   209
Receivables:
  Dividends                                                                        527,037
  Foreign Withholding Tax Reclaim                                                  453,964
  Investments Sold                                                                 206,388
  Fund Shares Sold                                                                 184,004
  Interest                                                                              99
Other                                                                               44,666
                                                                              ------------
    Total Assets                                                               295,557,298
                                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                          709,734
  Distributor and Affiliates                                                       293,138
  Investments Purchased                                                            292,350
  Investment Advisory Fee                                                          252,502
  Administrative Fee                                                                72,623
  Directors' Fee                                                                       733
Net Unrealized Loss on Foreign Currency Exchange Contracts                         236,730
Accrued Expenses                                                                   126,391
Directors' Deferred Compensation and Retirement Plans                               49,951
                                                                              ------------
    Total Liabilities                                                            2,034,152
                                                                              ------------
NET ASSETS                                                                    $293,523,146
                                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)   $366,838,260
Accumulated Net Investment Loss                                                 (1,089,903)
Accumulated Net Realized Loss                                                  (26,012,022)
Net Unrealized Depreciation on Investments
  and Foreign Currency Translations                                            (46,213,189)
                                                                              ------------
NET ASSETS                                                                    $293,523,146
                                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $49,277,591 and 6,110,060 shares of beneficial interest issued and
    outstanding)                                                              $       8.06
    Maximum sales charge (5.75%* of offering price)                                   0.49
                                                                              ------------
    Maximum offering price to public                                          $       8.55
                                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $220,665,171 and 27,980,971 shares of beneficial interest issued and
    outstanding)                                                              $       7.89
                                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $23,580,384 and 2,991,554 shares of beneficial interest issued and
    outstanding)                                                              $       7.88
                                                                              ============

*    ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $33,753)                       $  2,870,274
Interest                                                                           186,988
                                                                              ------------
    Total Income                                                                 3,057,262
                                                                              ------------
EXPENSES:
Investment Advisory Fee                                                          1,622,239
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $65,670, $1,232,895 and $126,808, respectively)                             1,425,373
Administrative Fee                                                                 417,009
Custody                                                                             55,639
Shareholder Services                                                                31,737
Legal                                                                               22,553
Directors' Fees and Related Expenses                                                 4,877
Amortization of Organizational Costs                                                 1,519
Other                                                                              106,583
                                                                              ------------
    Total Expenses                                                               3,687,529
    Less Credits Earned on Cash Balances                                             5,481
                                                                              ------------
    Net Expenses                                                                 3,682,048
                                                                              ------------
NET INVESTMENT LOSS                                                           $   (624,786)
                                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                 $ (9,354,768)
  Foreign Currency Transactions                                                   (556,637)
                                                                              ------------
Net Realized Loss                                                               (9,911,405)
                                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                       14,842,627
  End of the Period:
    Investments                                                                (46,042,698)
    Foreign Currency Translations                                                 (170,491)
                                                                              ------------
                                                                               (46,213,189)
                                                                              ------------
Net Unrealized Depreciation During the Period                                  (61,055,816)
                                                                              ------------
NET REALIZED AND UNREALIZED LOSS                                              $(70,967,221)
                                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                    $(71,592,007)
                                                                              ============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                SIX MONTHS ENDED      YEAR ENDED
                                                               DECEMBER 31, 2002     JUNE 30, 2002
                                                               -----------------     -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                               $   (624,786)      $ (1,556,497)
Net Realized Loss                                                   (9,911,405)       (13,292,751)
Net Unrealized Depreciation During the
   Period                                                          (61,055,816)       (12,049,604)
                                                                  ------------       ------------
Change in Net Assets from Operations                               (71,592,007)       (26,898,852)
                                                                  ------------       ------------
Distributions from Net Investment Income:
Class A Shares                                                             -0-           (594,608)
Class B Shares                                                             -0-           (952,366)
Class C Shares                                                             -0-            (94,560)
                                                                  ------------       ------------
Total Distributions                                                        -0-         (1,641,534)
                                                                  ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                (71,592,007)       (28,540,386)
                                                                  ------------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                          148,661,415        247,960,216
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                            -0-          1,553,642
Cost of Shares Repurchased                                        (178,133,559)      (339,427,559)
                                                                  ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                 (29,472,144)       (89,913,701)
                                                                  ------------       ------------
TOTAL DECREASE IN NET ASSETS                                      (101,064,151)      (118,454,087)
NET ASSETS:
Beginning of the Period                                            394,587,297        513,041,384
                                                                  ------------       ------------
End of the Period (Including accumulated net investment
   loss of $(1,089,903) and $(465,117), respectively)             $293,523,146       $394,587,297
                                                                  ============       ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                           OCTOBER 29, 1997
                                      SIX MONTHS                                            (COMMENCEMENT
                                        ENDED                YEAR ENDED JUNE 30,             OF INVESTMENT
                                     DECEMBER 31, ----------------------------------------- OPERATIONS) TO
CLASS A SHARES                         2002(a)    2002(a)    2001(a)    2000(a)     1999(a)  JUNE 30, 1998
                                     ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                          $9.90     $10.57     $11.10     $11.47     $11.12     $10.00
                                         -----     ------     ------     ------     ------     ------
  Net Investment Income                   0.01       0.03       0.07       0.06       0.05       0.06
  Net Realized and Unrealized
    Gain/Loss                            (1.85)     (0.60)      0.38       0.25       0.40       1.08
                                         -----     ------     ------     ------     ------     ------
Total from Investment
  Operations                             (1.84)     (0.57)      0.45       0.31       0.45       1.14
                                         -----     ------     ------     ------     ------     ------
Less:
  Distributions from
    Net Investment Income                  -0-      (0.10)       -0-        -0-      (0.09)     (0.02)
  Distributions from
    Net Realized Gain                      -0-        -0-      (0.98)     (0.68)     (0.01)       -0-
                                         -----     ------     ------     ------     ------     ------
Total Distributions                        -0-      (0.10)     (0.98)     (0.68)     (0.10)     (0.02)
                                         -----     ------     ------     ------     ------     ------
NET ASSET VALUE, END
  OF THE PERIOD                          $8.06     $ 9.90     $10.57     $11.10     $11.47     $11.12
                                         =====     ======     ======     ======     ======     ======
Total Return (b)                        -18.59%*    -5.28%      3.97%      3.22%      4.05%     11.38%*
Net Assets at End of
  the Period (In millions)               $49.3     $ 59.0     $ 90.7     $ 81.7     $ 76.7     $ 80.5
Ratio of Expenses to Average
  Net Assets                              1.65%      1.60%      1.64%      1.66%      1.65%      1.70%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                              0.25%      0.26%      0.60%      0.53%      0.44%     (0.88)%
Portfolio Turnover                          13%*       34%        33%        47%        40%         4%*

*   NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                           OCTOBER 29, 1997
                                      SIX MONTHS                                            (COMMENCEMENT
                                        ENDED                YEAR ENDED JUNE 30,             OF INVESTMENT
                                     DECEMBER 31, ----------------------------------------- OPERATIONS) TO
CLASS B SHARES                         2002(a)    2002(a)    2001(a)    2000(a)     1999(a)  JUNE 30, 1998
                                     ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                         $ 9.71     $10.35     $10.96     $11.42     $11.08     $10.00
                                        ------     ------     ------     ------     ------     ------
  Net Investment Income/Loss             (0.02)     (0.05)     (0.02)     (0.04)     (0.03)      0.01
  Net Realized and Unrealized
    Gain/Loss                            (1.80)     (0.56)      0.39       0.26       0.39       1.07
                                        ------     ------     ------     ------     ------     ------
Total from Investment
  Operations                             (1.82)     (0.61)      0.37       0.22       0.36       1.08
                                        ------     ------     ------     ------     ------     ------
Less:
  Distributions from
    Net Investment Income                  -0-      (0.03)       -0-        -0-      (0.01)       -0-
  Distributions from
    Net Realized Gain                      -0-        -0-      (0.98)     (0.68)     (0.01)       -0-
                                        ------     ------     ------     ------     ------     ------
Total Distributions                        -0-      (0.03)     (0.98)     (0.68)     (0.02)       -0-
                                        ------     ------     ------     ------     ------     ------
NET ASSET VALUE, END
  OF THE PERIOD                         $ 7.89     $ 9.71     $10.35     $10.96     $11.42     $11.08
                                        ======     ======     ======     ======     ======     ======
Total Return (b)                        -18.74%*    -5.81%      3.36%      2.24%      3.29%     10.84%*
Net Assets at End of
  the Period (In millions)              $220.6     $304.9     $383.9     $442.3     $596.3     $623.2
Ratio of Expenses to Average
  Net Assets                              2.40%      2.35%      2.39%      2.41%      2.40%      2.45%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                             (0.51)%    (0.47)%    (0.15)%    (0.34)%    (0.31)%     0.12%
Portfolio Turnover                          13%*       34%        33%        47%        40%         4%*

*   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                           OCTOBER 29, 1997
                                      SIX MONTHS                                            (COMMENCEMENT
                                        ENDED                YEAR ENDED JUNE 30,             OF INVESTMENT
                                     DECEMBER 31, ----------------------------------------- OPERATIONS) TO
CLASS C SHARES                         2002(a)    2002(a)    2001(a)    2000(a)     1999(a)  JUNE 30, 1998
                                     ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                          $9.71     $10.35     $10.96     $11.42     $11.07     $10.00
                                         -----     ------     ------     ------     ------     ------
  Net Investment
    Income/Loss                          (0.02)     (0.05)     (0.02)     (0.04)     (0.03)      0.01
  Net Realized and Unrealized
    Gain/Loss                            (1.81)     (0.56)      0.39       0.26       0.40       1.06
                                         -----     ------     ------     ------     ------     ------
Total from Investment
  Operations                             (1.83)     (0.61)      0.37       0.22       0.37       1.07
                                         -----     ------     ------     ------     ------     ------
Less:
  Distributions from
    Net Investment Income                  -0-      (0.03)       -0-        -0-      (0.01)       -0-
  Distributions from
    Net Realized Gain                      -0-        -0-      (0.98)     (0.68)     (0.01)       -0-
                                         -----     ------     ------     ------     ------     ------
Total Distributions                        -0-      (0.03)     (0.98)     (0.68)     (0.02)       -0-
                                         -----     ------     ------     ------     ------     ------
NET ASSET VALUE, END
  OF THE PERIOD                          $7.88     $ 9.71     $10.35     $10.96     $11.42     $11.07
                                         =====     ======     ======     ======     ======     ======
Total Return (b)                        -18.85%*    -5.81%      3.36%      2.24%      3.39%     10.74%*
Net Assets at End
  of the Period (In millions)            $23.6     $ 30.7     $ 38.4     $ 42.6     $ 63.1     $ 69.6
Ratio of Expenses to Average
  Net Assets                              2.40%      2.35%      2.39%      2.41%      2.40%      2.45%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                             (0.51)%    (0.47)%    (0.15)%    (0.36)%    (0.32)%     0.13%
Portfolio Turnover                          13%*       34%        33%        47%        40%         4%*

*    NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Value Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTION Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending October 28, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $14,145,877, which will expire June 30, 2010.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                              $342,777,276
                                                                    ============
  Gross tax unrealized appreciation                                 $ 20,366,428
  Gross tax unrealized depreciation                                  (69,146,904)
                                                                    ------------
  Net tax unrealized depreciation on investments                    $(48,780,476)
                                                                    ============

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during the year ended June 30, 2002 was as follows:

  DISTRIBUTIONS PAID FROM:
   Ordinary income                                                    $1,641,534
   Long-term capital gain                                                    -0-
                                                                      ----------
                                                                      $1,641,534
                                                                      ==========

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary income                                          $6.786
                                                                          ======

G. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $5,481 as a result of credits earned on cash balances.

H. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $750 million                                                      1.00%
Next $500 million                                                       0.95%
Over $1.25 billion                                                      0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $8,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $13,700, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $31,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $39,999 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $10,313.

3.  CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $57,023,095, $280,039,403 and
$29,775,762 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                         17,516,283    $ 143,651,753
     Class B                                            410,042        3,468,784
     Class C                                            189,765        1,540,878
                                                    -----------     ------------
   Total Sales                                       18,116,090    $ 148,661,415
                                                    ===========     ============
   Repurchases:
     Class A                                        (17,364,854)   $(144,044,425)
     Class B                                         (3,812,651)     (31,140,489)
     Class C                                           (362,836)      (2,948,645)
                                                    -----------     ------------
   Total Repurchases                                (21,540,341)   $(178,133,559)
                                                    ===========     ============

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     At June 30, 2002, capital aggregated $57,415,767, $307,711,108 and
$31,183,529 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                         23,396,887    $ 232,400,558
     Class B                                            827,141        8,117,023
     Class C                                            748,309        7,442,635
                                                    -----------    -------------
   Total Sales                                       24,972,337    $ 247,960,216
                                                    ===========    =============
   Dividend Reinvestment:
     Class A                                             57,818    $     551,585
     Class B                                             97,363          915,215
     Class C                                              9,248           86,842
                                                    -----------    -------------
   Total Dividend Reinvestment                          164,429    $   1,553,642
                                                    ===========    =============
   Repurchases:
     Class A                                        (26,080,475)   $(261,762,865)
     Class B                                         (6,641,963)     (64,708,362)
     Class C                                         (1,307,891)     (12,956,332)
                                                    -----------    -------------
   Total Repurchases                                (34,030,329)   $(339,427,559)
                                                    ===========    =============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 10,501 and 52,900 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                         CHARGE AS A PERCENTAGE OF
                                                      DOLLAR AMOUNT SUBJECT TO CHARGE
                                                      -------------------------------
YEAR OF REDEMPTION                                           CLASS B      CLASS C
First                                                         5.00%        1.00%
Second                                                        4.00%        None
Third                                                         3.00%        None
Fourth                                                        2.50%        None
Fifth                                                         1.50%        None
Thereafter                                                    None         None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $20,700 and CDSC on redeemed shares of Classes B and C of approximately $252,300. Sales charges do not represent expenses of the Fund.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

4. INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $40,086,537 and sales of $67,088,248 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $1,014,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $391,300. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $6,134,700 and $0 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2002, the Fund had outstanding forward foreign currency contracts as follows:

                                                       CURRENT       UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACTS                      VALUE       DEPRECIATION
SHORT CONTRACTS:
Japanese Yen, 1,430,000,000 expiring 3/20/03          $12,074,478     $(236,730)
                                                      ===========     =========

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]
-  visit our Web site at
   vankampen.com --
   to view a prospectus, select DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]
-  call us at (800) 847-2424
   Telecommunications Device for the Deaf (TDD) users, call (800)421-2833.

[ILLUSTRATION OF ENVELOPES]
-  e-mail us by visiting
   vankampen.com and selecting CONTACT US

*    Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL VALUE EQUITY FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                 Van Kampen Funds Inc.
                                 1 Parkview Plaza, P.O. Box 5555
                                 Oakbrook Terrace, IL 60181-5555
                                 www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                           GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2003 Van Kampen Funds Inc. All rights reserved.
                     465, 565, 665                             Member NASD/SIPC.
                     MSGL SAR 2/03                               9486B03-AP-2/03

VAN KAMPEN INTERNATIONAL MAGNUM FUND

SEMIANNUAL REPORT

DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS     1
                         ECONOMIC SNAPSHOT     2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS     4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS     5
                        TOP FIVE COUNTRIES     5
          Q&A WITH YOUR PORTFOLIO MANAGERS     6
                         GLOSSARY OF TERMS     9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS    10
                      FINANCIAL STATEMENTS    17
             NOTES TO FINANCIAL STATEMENTS    23

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS    31
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    32

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.

          NOT FDIC INSURED.   MAY LOSE VALUE.   NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)

Dec-00       1.10%
Mar-01      -0.60%
Jun-01      -1.60%
Sep-01      -0.30%
Dec-01       2.70%
Mar-02       5.00%
Jun-02       1.30%
Sep-02       4.00%
Dec-02       0.70%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

            INTEREST RATES    INFLATION
Dec-00                6.50%        3.40%
Jan-01                5.50%        3.70%
Feb-01                5.50%        3.50%
Mar-01                5.00%        2.90%
Apr-01                4.50%        3.30%
May-01                4.00%        3.60%
Jun-01                3.75%        3.20%
Jul-01                3.75%        2.70%
Aug-01                3.50%        2.70%
Sep-01                3.00%        2.60%
Oct-01                2.50%        2.10%
Nov-01                2.00%        1.90%
Dec-01                1.75%        1.60%
Jan-02                1.75%        1.10%
Feb-02                1.75%        1.10%
Mar-02                1.75%        1.50%
Apr-02                1.75%        1.60%
May-02                1.75%        1.20%
Jun-02                1.75%        1.10%
Jul-02                1.75%        1.50%
Aug-02                1.75%        1.80%
Sep-02                1.75%        1.50%
Oct-02                1.75%        2.00%
Nov-02                1.25%        2.20%
Dec-02                1.25%        2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                                A SHARES     B SHARES    C SHARES
---------------------------------------------------------------------------------
Six-month total return based on NAV(1)            -17.76%      -18.49%     -18.50%
---------------------------------------------------------------------------------
Six-month total return(2)                         -22.50%      -22.57%     -19.31%
---------------------------------------------------------------------------------
One-year total return(2)                          -22.37%      -22.71%     -19.46%
---------------------------------------------------------------------------------
Five-year average annual total return(2)           -6.62%       -6.42%      -6.14%
---------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        -3.94%       -3.73%      -3.73%
---------------------------------------------------------------------------------
Commencement date                                 7/1/96       7/1/96      7/1/96
---------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.   GLAXOSMITHKLINE             3.5%
     Develops and markets pharmaceuticals and consumer products worldwide.

2.   VODAFONE GROUP              3.0%
     Operates wireless communications networks in the United Kingdom and the United States.

3.   NESTLE                      2.8%
     Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.

4.   TOTALFINAELF                2.6%
     Explores for and produces oil and natural gas worldwide.

5.   AVENTIS                     2.1%
     Develops chemicals, pharmaceuticals and other products.

6.   SHELL TRANSPORT & TRADING   2.0%
     Explores for and produces oil and natural gas and manufactures chemicals.

7.   NOVARTIS                    2.0%
     Develops and produces pharmaceuticals and consumer-health products, including such brands as Gerber and Maalox.

8.   ASTRAZENECA                 1.6%
     Produces and distributes pharmaceuticals, medicines, nutritional supplements, medical devices and beauty-care products.

9.   UBS                         1.6%
     Provides banking, asset management, corporate finance and other investment services in Europe and North America.

10.  ROYAL DUTCH PETROLEUM       1.5%
     Explores for and produces oil and natural gas and manufactures chemicals.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

[CHART]

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

               31-DEC-02    30-JUN-02
United Kingdom     26.30%       20.30%
Japan              19.00%       19.10%
Switzerland        10.70%        7.70%
France              9.50%        9.70%
Netherlands         5.30%        5.60%

*  SUBJECT TO CHANGE DAILY.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN INTERNATIONAL MAGNUM FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S INTERNATIONAL MAGNUM TEAM. CURRENT MEMBERS(1) INCLUDE FRANCINE J. BOVICH, MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THE TEAM'S VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q    WHAT WAS THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A    The third quarter of 2002 was a difficult period for the global equity markets. We saw a rebound in the fourth quarter, though not enough to offset the third quarter's decline. Europe led both the decline and rebound. In our view, the turning point was the result of a confluence of events. First, early in the fourth quarter equity valuations reached attractive levels. Fears of a global double-dip recession and deflation were offset by an inkling of recovery in the U.S. economy. The U.S. Federal Reserve Board lowered interest rates in an attempt to fight deflation and take a pro-growth stance. After the Fed's actions, the European Central Bank and other central banks fell into line and cut interest rates as well.

     Another factor that eased investors' tensions and helped spur the shift in sentiment was the geopolitical climate. During the third quarter, the U.S. was talking tough about Iraq. In the fourth quarter, however, it became apparent that a diplomatic solution was likely and that the U.S.' actions would be a bit more measured.

     Finally, from a technical perspective, there were many sellers of equities in the third quarter, particularly in Europe. This caused the markets to overshoot what might be normal selling in a recessionary environment.

Q    HOW DID THE FUND PERFORM, GIVEN THESE MARKET CONDITIONS?

A    The portfolio returned -17.76 percent for the six months ended
December 31, 2002. By comparison, the MSCI EAFE Index returned -14.55 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT BUT EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS AND REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL

FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE-UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPOSED OF SECURITIES ON STOCK EXCHANGES OF EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. INDEX RETURNS DO NOT REFLECT ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A    After the market declined during the third quarter, we adopted a more aggressive posture within the portfolio. During the beginning of the fourth quarter, we realigned the portfolio to incorporate our more bullish outlook for the cyclically sensitive sectors. Specifically, we scaled back the fund's exposure to Japan, which had enjoyed substantial appreciation during the first half of the year. Assets were re-deployed to Europe, with the focus on cyclical sectors and companies that we felt were attractively valued.

Q    WHAT FACTORS HELPED PERFORMANCE DURING THIS PERIOD?

A    The fund had an overweighting in Japan during the third quarter, which we began to reduce during the fourth quarter. This benefited performance, as Japan's relative performance began to slow in the following months. With the collapse of the European markets in the third quarter, we added to Europe, targeting more growth-oriented, cyclically sensitive companies, believing stocks there had come under unusual pressure.

     From a sector perspective, a number of things worked for us. We overweighted consumer staples as such companies can be less sensitive to perceptions of economic growth and are more defensive. We also overweighted the telecommunications sector. Telecom and technology issues continued their volatility but telecom stocks had a positive return for the period, with a particularly strong fourth quarter. In addition, we benefited from an underweighting in financial services, which fared poorly.

     Security selection in information technology (Nokia, Alcatel) also benefited performance. We avoided some of the more-leveraged telecommunications companies and stuck with companies with relatively strong balance sheets (Vodafone).

     KEEP IN MIND THAT NOT ALL STOCKS IN THE PORTFOLIO PERFORMED FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q    WHAT HOLDINGS FELL SHORT OF YOUR EXPECTATIONS?

A    The portfolio's underperformance can be attributed primarily to stock selection. Specifically, stock selection in European industrials and consumer staples as well as Japanese and European information technology companies were a drag on portfolio returns. We believe that there is a significant amount of value in the industrial sector, but it has yet to be rewarded. Performance was also negatively affected by an underweight to Asia excluding Japan, which was a relatively strong performer during the period.

     Security selection in the health-care sector was also a drag on performance. The lack of new products coming through the pipeline as well as a number of key pharmaceuticals coming off patent affected names such as Aventis and Fresenius. Munich Re, a troubled reinsurance company, and Nintendo, also fared poorly.

Q    HAVE YOU MADE ANY RECENT ADJUSTMENTS TO THE FUND'S COMPOSITION?

A    We recently underweighted Japan, which sells at a deep discount to other foreign markets, but has made little progress in terms of economic growth or reform to address its banking problems. A lack of economic growth makes us less sanguine about its ability to deliver better corporate growth in the near term. Although we believe Asia will participate in the economic recovery, we have also underweighted Asia ex-Japan because we feel there are more attractively valued opportunities in Europe.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A    We are favorably disposed toward global equities. We have had a good rally but still believe that the non-U.S. markets remain attractive from a valuation perspective, particularly in the case of Europe. We believe that the U.S. economy is in a recovery stage and that this growth will spill over into the non-U.S. markets. The European economy has tended to lag that of the United States by about six months, so we expect a recovery in corporate profits to occur in 2003.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CURRENCY HEDGING: A technique used to offset the risks associated with the changing value of currency.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when it weakens. Examples would include housing, automobiles and paper. Noncyclical industries are typically less sensitive to changes in the economy. These would include, among others, the utility, grocery and pharmaceutical industries.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
COMMON STOCKS  90.2%
AUSTRALIA  2.2%
Australia and New Zealand Banking Group Ltd.                      10,000      $    97,360
BHP Billiton Ltd.                                                 36,328          206,912
Commonwealth Bank of Australia                                    10,000          151,510
Foster's Group Ltd.                                               49,600          125,249
MIM Holdings Ltd.                                                209,500          177,517
National Australia Bank Ltd.                                       9,850          175,493
News Corp., Ltd.                                                  29,940          192,873
Qantas Airways Ltd.                                               46,463           99,858
Rio Tinto Ltd.                                                    10,200          194,321
Westpac Banking Corp., Ltd.                                       17,250          133,098
                                                                              -----------
                                                                                1,554,191
                                                                              -----------
BELGIUM  1.1%
Fortis                                                            26,411          461,986
Solvay S.A.                                                        4,642          320,213
                                                                              -----------
                                                                                  782,199
                                                                              -----------
CHINA  0.1%
China Mobile Ltd. (a)                                             43,100          102,520
                                                                              -----------
DENMARK  0.4%
Danisco A/S                                                        4,074          138,544
Danske Bank A/S                                                    9,711          160,658
                                                                              -----------
                                                                                  299,202
                                                                              -----------
FINLAND  2.2%
Enso Oyj                                                          29,345          309,648
Nokia Oyj                                                         52,176          829,951
Sampo Oyj, Class A                                                59,344          451,735
                                                                              -----------
                                                                                1,591,334
                                                                              -----------
FRANCE  9.5%
Alcatel                                                           40,104          176,008
Aventis S.A.                                                      27,075        1,472,539
BNP Paribas S.A.                                                  19,222          783,673
Compagnie de Saint-Gobain                                         15,495          454,881
Groupe Danone                                                      3,545          477,170
JC Decaux S.A. (a)                                                   251            3,031
L'Oreal S.A.                                                       1,517          115,556
LVMH Moet-Hennessy Louis Vuitton S.A.                              3,095          127,222

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
FRANCE (CONTINUED)
Neopost S.A. (a)                                                   4,225      $   136,186
Sanofi-Synthelabo S.A.                                             3,212          196,445
Schneider Electric S.A.                                           10,106          478,441
Societe Generale                                                   6,283          366,124
TotalFinaElf S.A., Class B                                        12,767        1,824,382
Union du Credit-Bail Immobilier                                    2,221          158,105
                                                                              -----------
                                                                                6,769,763
                                                                              -----------
GERMANY  2.3%
Deutsche Bank AG (Registered)                                      9,036          416,495
Deutsche Telekom AG                                               29,300          375,930
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)         2,401          287,134
Schering AG                                                        1,818           79,216
Siemens AG                                                         7,171          304,932
Volkswagen AG                                                      3,955          143,263
                                                                              -----------
                                                                                1,606,970
                                                                              -----------
HONG KONG  2.0%
Cathay Pacific Airways Ltd.                                       56,000           76,476
Cheung Kong Holdings Ltd.                                         22,100          143,819
Esprit Holdings Ltd.                                              60,000          101,173
Henderson Land Development Co., Ltd.                              54,000          162,031
Hutchison Whampoa Ltd.                                            33,870          211,946
Johnson Electric Holdings Ltd.                                   192,000          210,502
Li & Fung Ltd.                                                   126,400          119,941
SmarTone Telecommunications Holdings Ltd.                        132,400          147,705
Sun Hung Kai Properties Ltd.                                      25,700          152,253
Television Broadcasts Ltd.                                        26,000           82,016
                                                                              -----------
                                                                                1,407,862
                                                                              -----------
ITALY  3.2%
ENI SpA                                                           24,723          393,263
Mediaset SpA                                                      18,075          137,779
Parmalat Finanziaria SpA                                          60,256          143,613
Snam Rete Gas                                                    121,146          413,391
Telecom Italia SpA                                                23,182          175,978
Telecom Italia SpA-RNC                                            81,580          412,000
TIM SpA                                                           58,591          267,602
UniCredito Italiano SpA                                           91,414          365,685
                                                                              -----------
                                                                                2,309,311
                                                                              -----------
JAPAN  19.0%
Amada Co., Ltd. (b)                                               48,000          130,942
Canon, Inc.                                                       12,000          451,629
Casio Computer Co., Ltd.                                          32,000          178,092
Dai Nippon Printing Co., Ltd.                                     19,000          210,045

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
JAPAN (CONTINUED)
Daicel Chemical Industries Ltd.                                   71,000      $   200,261
Daifuku Co., Ltd.                                                 57,000          170,851
Daikin Industries Ltd.                                            21,000          332,407
Denki Kagaku Kogyo K.K.                                           79,000          172,274
East Japan Railway Co.                                                60          297,550
FamilyMart Co., Ltd.                                              12,600          246,653
Fuji Machine Manufacturing Co.                                    13,700          129,191
Fuji Photo Film Co. (b)                                           13,000          423,592
Fujitec Co., Ltd.                                                 18,000           93,660
Fujitsu Ltd.                                                      54,000          154,130
Furukawa Electric Co., Ltd.                                       38,000           79,667
Hitachi Capital Corp.                                             22,800          272,978
Hitachi High-Technologies Corp.                                    6,000           74,463
Hitachi Ltd.                                                      60,000          229,856
House Foods Corp.                                                 11,900          112,317
Kaneka Corp. (b)                                                  48,000          256,630
Kurita Water Industries Ltd.                                      23,000          231,414
Kyocera Corp.                                                      5,100          296,716
Kyudenko Co., Ltd.                                                17,000           63,265
Lintec Corp.                                                      14,000          109,741
Matsushita Electric Industrial Co., Ltd.                          35,000          344,784
Minebea Co., Ltd.                                                 46,000          159,956
Mitsubishi Chemical Corp. (a)                                     79,000          157,641
Mitsubishi Corp.                                                  43,000          262,482
Mitsubishi Estate Co., Ltd.                                       37,000          281,620
Mitsubishi Heavy Industries Ltd.                                  93,000          227,078
Mitsubishi Logistics Corp.                                        14,000           68,250
Mitsubishi Tokyo Finance Group, Inc.                                   5           27,153
Mitsumi Electric Co., Ltd.                                        20,000          182,032
Nagase & Co., Ltd.                                                17,000           76,147
NEC Corp.                                                         46,000          171,963
Nifco, Inc.                                                       17,000          184,643
Nintendo Co., Ltd.                                                 3,900          364,158
Nippon Meat Packers, Inc.                                         16,000          159,636
Nippon Telegraph & Telephone Corp.                                    71          257,649
Nissan Motor Co., Ltd.                                            59,100          460,778
Nissha Printing Co., Ltd.                                          8,000           50,383
Nisshinbo Industries, Inc.                                        26,000           90,191
Obayashi Corp.                                                    66,000          146,704
Ono Pharmaceutical Co., Ltd.                                       9,000          272,038
Ricoh Co., Ltd.                                                   23,000          377,040
Rinnai Corp.                                                       5,700          129,818
Rohm Co., Ltd.                                                     1,500          190,831
Ryosan Co., Ltd.                                                  10,900          109,486

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
JAPAN (CONTINUED)
Sangetsu Co., Ltd.                                                 1,500      $    24,640
Sanki Engineering Co., Ltd.                                        7,000           33,535
Sankyo Co., Ltd.                                                  24,000          300,884
Sanwa Shutter Corp.                                               45,000          121,243
Sekisui Chemical Co., Ltd.                                        43,000          111,148
Sekisui House Ltd.                                                28,000          198,030
Shin-Etsu Polymer Co., Ltd. (b)                                   32,000          134,445
Sony Corp.                                                         9,500          396,733
Suzuki Motor Co., Ltd.                                            26,000          282,395
TDK Corp.                                                          6,300          253,549
Toho Co.                                                           6,000           57,540
Tokyo Electric Power Co., Inc.                                    16,500          313,274
Toshiba Corp. (a)                                                105,000          328,871
Toyota Motor Corp.                                                16,000          429,738
Tsubakimoto Chain Co.                                             72,000          170,346
Yamaha Corp.                                                      26,000          240,145
Yamanouchi Pharmaceutical Co., Ltd.                               13,700          396,800
                                                                              -----------
                                                                               13,464,101
                                                                              -----------
NETHERLANDS  5.3%
Akzo Nobel N.V.                                                   14,204          450,835
Gucci Group N.V.                                                   1,067           97,970
Heineken N.V.                                                     15,362          600,011
ING Groep N.V.                                                    24,060          407,725
Koninklijke (Royal) Philips Electronics N.V. (a)                  32,759          574,402
Royal Dutch Petroleum                                             23,957        1,055,196
Royal KPN N.V.                                                    40,347          262,647
Unilever N.V., CVA                                                 4,641          285,304
                                                                              -----------
                                                                                3,734,090
                                                                              -----------
NORWAY  1.0%
Gjensidige NOR Sparebank                                           4,725          154,849
Statoil ASA                                                       45,751          386,399
Telenor ASA                                                       44,514          170,303
                                                                              -----------
                                                                                  711,551
                                                                              -----------
PORTUGAL  0.5%
Brisa Auto-Estradas de Portugal, S.A.                             29,636          164,295
Portugal Telecom S.A.                                             22,901          157,494
                                                                              -----------
                                                                                  321,789
                                                                              -----------
SINGAPORE  1.6%
CapitaLand Ltd.                                                  109,000           69,751
City Developments Ltd.                                            33,000           79,142
DBS Group Holdings Ltd.                                           15,564           98,699
Neptune Orient Lines Ltd. (a)                                    196,000          103,955

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
SINGAPORE (CONTINUED)
Sembcorp Industries Ltd.                                         120,000      $    54,306
Sembcorp Logistics Ltd.                                           55,000           49,781
Singapore Airlines Ltd.                                           30,000          176,410
United Overseas Bank Ltd. (Foreign)                               22,120          150,476
Venture Manufacturing Ltd.                                        45,000          360,602
                                                                              -----------
                                                                                1,143,122
                                                                              -----------
SPAIN  1.8%
Amadeus Global Travel Distribution S.A., Class A                  91,887          379,154
Banco Popular Espanol S.A.                                         2,130           87,152
Gas Natural SDG S.A.                                               7,611          144,401
Telefonica S.A. (a)                                               74,492          667,156
                                                                              -----------
                                                                                1,277,863
                                                                              -----------
SWEDEN  1.0%
Assa Abloy AB, Class B                                            14,515          166,364
Nordea AB                                                         73,669          325,864
Securitas AB, Class B                                              8,977          107,544
Swedish Match AB                                                  18,707          147,610
                                                                              -----------
                                                                                  747,382
                                                                              -----------
SWITZERLAND  10.7%
Adecco S.A.                                                        3,175          124,564
Converium Holding AG (a)                                           7,270          352,581
Credit Suisse Group (a)                                           17,653          383,344
Holcim Ltd., Class B                                               2,606          473,475
Kaba Holdings AG, Class B (Registered)                               413           76,830
Nestle S.A. (Registered)                                           9,240        1,959,696
Novartis AG                                                       38,554        1,407,926
Roche Holding AG                                                   8,243          574,892
Schindler Holding AG (Registered)                                  1,495          281,361
Syngenta AG (Registred)                                           11,355          657,957
UBS AG (a)                                                        22,702        1,104,288
Zurich Financial Services AG                                       1,893          176,762
                                                                              -----------
                                                                                7,573,676
                                                                              -----------
UNITED KINGDOM  26.3%
Allied Domecq plc                                                121,504          776,906
Amvescap plc                                                      29,202          187,190
AstraZeneca Group plc                                             31,489        1,125,899
Aviva plc                                                         59,984          427,983
BAE Systems plc                                                  124,714          249,072
Barclays plc                                                     118,470          734,609
BOC Group plc                                                     20,647          295,296
BP plc                                                           122,029          839,225
British American Tobacco plc                                      57,950          579,139

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                 MARKET
DESCRIPTION                                                      SHARES           VALUE
UNITED KINGDOM (CONTINUED)
Cadbury Schweppes plc                                             78,722      $   490,676
Compass Group plc                                                 42,046          223,473
Diageo plc                                                        37,226          404,704
GlaxoSmithKline plc                                              128,744        2,471,675
GUS plc                                                           15,837          147,176
Hays plc                                                         398,115          594,716
HMV Group plc (a)                                                 46,039           88,239
HSBC Holdings plc                                                 77,440          856,236
Invensys plc                                                     628,292          533,791
Lloyds TSB Group plc                                              86,816          623,623
National Grid Group plc                                           22,725          167,083
Reed Elsevier International plc                                   97,463          835,101
Rentokil Initial plc                                             241,014          853,989
Rolls-Royce plc                                                  177,525          305,936
Sainsbury (J) plc                                                 45,843          205,814
Shell Transport & Trading Co., plc                               216,596        1,426,794
Smiths Group plc                                                  27,693          310,209
Vodafone Group plc                                             1,149,458        2,096,615
William Hill plc                                                  58,271          213,042
WPP Group plc                                                     77,039          588,755
                                                                              -----------
                                                                               18,652,966
                                                                              -----------
TOTAL LONG-TERM INVESTMENTS  90.2%
    (Cost $67,511,645)                                                         64,049,892
                                                                              -----------
REPURCHASE AGREEMENT  9.7%
J.P. Morgan Securities, Inc. ($6,902,000 par collateralized
    by U.S. Government obligations in a pooled cash account,
    dated 12/31/02, to be sold on 1/2/03 at $6,902,326)
    (Cost $6,902,000)                                                           6,902,000
                                                                              -----------
TOTAL INVESTMENTS  99.9%
    (Cost $74,413,645)                                                         70,951,892

FOREIGN CURRENCY  0.2%
    (Cost $162,974)                                                               166,009

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1)%                                    (118,804)
                                                                              -----------
NET ASSETS  100%                                                              $70,999,097
                                                                              ===========

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  SECURITY HAS BEEN DEEMED ILLIQUID.

CVA  SHARE CERTIFICATES.

RNC  NON-CONVERTIBLE SHARING SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Financials                                             $11,269,190          15.9%
Industrials                                              9,424,427          13.3
Health Care                                              8,298,310          11.7
Consumer Discretionary                                   7,407,237          10.4
Consumer Staples                                         6,968,598           9.8
Energy                                                   5,925,258           8.3
Telecommunication Services                               5,093,600           7.2
Information Technology                                   4,323,314           6.1
Materials                                                4,301,810           6.0
Utilities                                                1,038,148           1.5
                                                       -----------          ----
                                                       $64,049,892          90.2%
                                                       ===========          ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $74,413,645)                                            $70,951,892
Foreign Currency (Cost $162,974)                                                    166,009
Cash                                                                                    718
Margin Deposit on Futures Contracts                                                 670,627
Receivables:
  Fund Shares Sold                                                                  250,511
  Investments Sold                                                                  142,246
  Foreign Withholding Tax Reclaim                                                   119,449
  Dividends                                                                          68,638
  Interest                                                                              162
Unrealized Gain on Foreign Currency Exchange Contracts                               69,895
Other                                                                                53,970
                                                                                -----------
    Total Assets                                                                 72,494,117
                                                                                -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                         1,137,318
  Investments Purchased                                                             146,623
  Distributor and Affiliates                                                         51,491
  Investment Advisory Fee                                                            35,368
  Administrative Fee                                                                 16,039
  Directors' Fee                                                                        250
Accrued Expenses                                                                     70,788
Directors' Deferred Compensation and Retirement Plans                                37,143
                                                                                -----------
    Total Liabilities                                                             1,495,020
                                                                                -----------
NET ASSETS                                                                      $70,999,097
                                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)     $99,947,842
Accumulated Net Investment Loss                                                    (334,890)
Net Unrealized Depreciation on Investments and
  Foreign Currency Translations                                                  (3,370,481)
Accumulated Net Realized Loss                                                   (25,243,374)
                                                                                -----------
NET ASSETS                                                                      $70,999,097
                                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $42,987,654 and 4,724,241 shares of beneficial interest issued
    and outstanding)                                                            $      9.10
    Maximum sales charge (5.75%* of offering price)                                    0.56
                                                                                -----------
    Maximum offering price to public                                            $      9.66
                                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $22,276,022 and 2,513,320 shares of beneficial interest issued
    and outstanding)                                                            $      8.86
                                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $5,735,421 and 644,255 shares of beneficial interest issued
    and outstanding)                                                            $      8.90
                                                                                ===========

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $45,021)                          $    473,553
Interest                                                                               45,226
                                                                                 ------------
    Total Income                                                                      518,779
                                                                                 ------------
EXPENSES:
Investment Advisory Fee                                                               294,532
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $53,514, $121,893 and $32,293, respectively)                                     207,700
Custody                                                                                95,771
Administrative Fee                                                                     94,190
Other                                                                                  67,431
Shareholder Services                                                                   19,538
Legal                                                                                   9,351
Directors' Fees and Related Expenses                                                    5,581
                                                                                 ------------
    Total Expenses                                                                    794,094
    Investment Advisory Fee Reduction                                                  71,441
    Less Credits Earned on Cash Balances                                                7,331
                                                                                 ------------
    Net Expenses                                                                      715,322
                                                                                 ------------
NET INVESTMENT LOSS                                                              $   (196,543)
                                                                                 ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments                                                                  $ (3,627,186)
    Foreign Currency Transactions                                                     128,882
    Futures                                                                          (960,058)
                                                                                 ------------
Net Realized Loss                                                                  (4,458,362)
                                                                                 ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                           2,891,315
  End of the Period:
    Investments                                                                    (3,461,753)
    Foreign Currency Translations                                                     103,792
    Futures                                                                           (12,520)
                                                                                 ------------
                                                                                   (3,370,481)
                                                                                 ------------
Net Unrealized Depreciation During the Period                                      (6,261,796)
                                                                                 ------------
NET REALIZED AND UNREALIZED LOSS                                                 $(10,720,158)
                                                                                 ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                       $(10,916,701)
                                                                                 ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets
(UNAUDITED)

                                                         SIX MONTHS ENDED      YEAR ENDED
                                                        DECEMBER 31, 2002     JUNE 30, 2002
                                                        -----------------     -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                        $   (196,543)      $   (160,180)
Net Realized Loss                                            (4,458,362)       (11,305,228)
Net Unrealized Appreciation/Depreciation During the
  Period                                                     (6,261,796)         3,506,127
                                                           ------------       ------------
Change in Net Assets from Operations                        (10,916,701)        (7,959,281)
                                                           ------------       ------------
Distributions from Net Investment Income:
Class A Shares                                                 (162,040)               -0-
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         (11,078,741)        (7,959,281)
                                                           ------------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                   224,468,153        359,206,221
Net Asset Value of Shares Issued Through Dividend
  Reinvestment                                                  151,716                 -0-
Cost of Shares Repurchased                                 (232,646,011)      (391,650,719)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS           (8,026,142)       (32,444,498)
                                                           ------------       ------------
TOTAL DECREASE IN NET ASSETS                                (19,104,883)       (40,403,779)
NET ASSETS:
Beginning of the Period                                      90,103,980        130,507,759
                                                           ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income/loss of
  $(334,890) and  $23,693, respectively)                   $ 70,999,097       $ 90,103,980
                                                           ============       ============

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                    YEAR ENDED JUNE 30,
                                DECEMBER 31,     ---------------------------------------------
                                   2002(a)       2002(a)   2001(a)  2000(a)   1999(a)  1998(a)
CLASS A SHARES                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $11.11     $12.34    $15.58    $13.57   $14.85    $13.91
                                      ------     ------    ------    ------   ------    ------
  Net Investment Income/Loss           (0.01)      0.02      0.07      0.04     0.05      0.17
  Net Realized and Unrealized
    Gain/Loss                          (1.96)     (1.25)    (3.16)     1.97    (0.91)     0.96
                                      ------     ------    ------    ------   ------    ------
Total from Investment
  Operations                           (1.97)     (1.23)    (3.09)     2.01    (0.86)     1.13
                                      ------     ------    ------    ------   ------    ------
Less:
  Distributions from
    Net Investment Income              (0.04)        -0-       -0-       -0-   (0.26)    (0.18)
  Distributions from
    Net Realized Gain                     -0-        -0-    (0.15)       -0-   (0.16)    (0.01)
                                      ------     ------    ------    ------   ------    ------
Total Distributions                    (0.04)        -0-    (0.15)       -0-   (0.42)    (0.19)
                                      ------     ------    ------    ------   ------    ------
NET ASSET VALUE, END
  OF THE PERIOD                       $ 9.10     $11.11    $12.34    $15.58   $13.57    $14.85
                                      ======     ======    ======    ======   ======    ======
Total Return* (b)                     -17.76%**   -9.89%   -20.00%    14.81%   -5.54%     8.32%
Net Assets at End
  of the Period (In millions)         $ 43.0     $ 51.8    $ 77.1    $ 62.7   $ 45.6    $ 66.8
Ratio of Expenses to Average
  Net Assets*                           1.65%      1.65%     1.60%     1.65%    1.65%     1.65%
Ratio of Net Investment
  Income/loss to Average
  Net Assets*                          (0.28)%     0.18%     0.47%     0.26%    0.37%     1.19%
Portfolio Turnover                        34%**      62%       41%       66%      70%       35%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets                          1.83%      1.75%      N/A      1.68%    1.71%     1.82%
Ratio of Net Investment
    Income/Loss to Average
    Net Assets                         (0.46)%     0.08%      N/A      0.23%    0.33%     1.02%

**   NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A  NOT APPLICABLE

                                               SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                    YEAR ENDED JUNE 30,
                                DECEMBER 31,     ----------------------------------------------
                                   2002(a)       2002(a)   2001(a)  2000(a)   1999(a)  1998(a)
CLASS B SHARES                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $10.87     $12.12    $15.35    $13.47   $14.72    $13.84
                                      ------     ------    ------    ------   ------    ------
  Net Investment
    Income/Loss                        (0.04)     (0.06)    (0.05)    (0.08)   (0.04)     0.05
  Net Realized and Unrealized
    Gain/Loss                          (1.97)     (1.19)    (3.03)     1.96    (0.90)     0.97
                                      ------     ------    ------    ------   ------    ------
Total from Investment
  Operations                           (2.01)     (1.25)    (3.08)     1.88    (0.94)     1.02
                                      ------     ------    ------    ------   ------    ------
Less:
  Distributions from
    Net Investment Income                 -0-        -0-       -0-       -0-   (0.15)    (0.13)
  Distributions from
    Net Realized Gain                     -0-        -0-    (0.15)       -0-   (0.16)    (0.01)
                                      ------     ------    ------    ------   ------    ------
Total Distributions                       -0-        -0-    (0.15)       -0-   (0.31)    (0.14)
                                      ------     ------    ------    ------   ------    ------
NET ASSET VALUE, END
  OF THE PERIOD                       $ 8.86     $10.87    $12.12    $15.35   $13.47    $14.72
                                      ======     ======    ======    ======   ======    ======
Total Return* (b)                     -18.49%**  -10.24%   -20.28%    14.12%   -6.28%     7.55%
Net Assets at End of
  the Period (In millions)            $ 22.3     $ 30.2    $ 40.3    $ 55.6   $ 48.1    $ 51.5
Ratio of Expenses to Average
  Net Assets*                           2.40%      2.40%     2.35%     2.40%    2.40%     2.40%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                          (0.93)%    (0.57)%   (0.34)%   (0.55)%  (0.33)%    0.40%
Portfolio Turnover                        34%**      62%       41%       66%      70%       35%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets                          2.57%      2.50%      N/A      2.43%    2.46%     2.57%
Ratio of Net Investment
    Income/Loss to Average
    Net Assets                         (1.10)%    (0.67)%     N/A     (0.58)%  (0.37)%    0.23%

**   NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A  NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                    YEAR ENDED JUNE 30,
                                DECEMBER 31,     ----------------------------------------------
                                   2002(a)       2002(a)   2001(a)  2000(a)   1999(a)  1998(a)
CLASS C SHARES                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $10.92     $12.18    $15.43    $13.52   $14.78    $13.83
                                      ------     ------    ------    ------   ------    ------
  Net Investment
    Income/Loss                        (0.04)     (0.07)    (0.05)    (0.09)   (0.03)     0.05
  Net Realized and Unrealized
    Gain/Loss                          (1.98)     (1.19)    (3.05)     2.00    (0.92)     0.99
                                      ------     ------    ------    ------   ------    ------
Total from Investment
  Operations                           (2.02)     (1.26)    (3.10)     1.91    (0.95)     1.04
                                      ------     ------    ------    ------   ------    ------
Less:
  Distributions from
    Net Investment Income                 -0-        -0-       -0-       -0-   (0.15)    (0.08)
  Distributions from
    Net Realized Gain                     -0-        -0-    (0.15)       -0-   (0.16)    (0.01)
                                      ------     ------    ------    ------   ------    ------
Total Distributions                       -0-        -0-    (0.15)       -0-   (0.31)    (0.09)
                                      ------     ------    ------    ------   ------    ------
NET ASSET VALUE, END
  OF THE PERIOD                       $ 8.90     $10.92    $12.18    $15.43   $13.52    $14.78
                                      ======     ======    ======    ======   ======    ======
Total Return* (b)                     -18.50%**  -10.27%   -20.26%    14.13%   -6.25%     7.55%
Net Assets at End of
  the Period (In millions)            $  5.7     $  8.1    $ 13.1    $ 15.2   $ 14.2    $ 15.5
Ratio of Expenses to Average
  Net Assets*                           2.40%      2.40%     2.35%     2.40%    2.40%     2.40%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                          (0.93)%    (0.59)%   (0.35)%   (0.58)%  (0.26)%    0.36%
Portfolio Turnover                        34%**      62%       41%       66%      70%       35%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets                          2.57%      2.50%      N/A      2.43%    2.46%     2.56%
Ratio of Net Investment
    Income/Loss to Average
    Net Assets                         (1.10)%    (0.69)%     N/A     (0.61)%  (0.30)%    0.20%

**   NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A  NOT APPLICABLE

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $12,886,360, which will expire between June 30, 2009 and June 30, 2010.

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                               $ 78,933,796
                                                                     ============
  Gross tax unrealized appreciation                                  $  2,226,969
  Gross tax unrealized depreciation                                   (10,208,873)
                                                                     ------------
  Net tax unrealized depreciation on investments                     $ (7,981,904)
                                                                     ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES
TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

     Undistributed ordinary income                                      $221,017
                                                                        ========

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $7,331 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/ depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                              % PER ANNUM
First $500 million                                                        0.80%
Next $500 million                                                         0.75%
Over $1 billion                                                           0.70%

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $71,441 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $1,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $7,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $19,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $27,332 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $524.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $55,331,262, $36,266,408 and $8,350,172 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                      SHARES           VALUE
   Sales:
     Class A                                         23,872,681    $ 221,793,510
     Class B                                            194,725        1,795,924
     Class C                                             94,760          878,719
                                                    -----------    -------------
   Total Sales                                       24,162,166    $ 224,468,153
                                                    ===========    =============
   Dividend Reinvestment:
     Class A                                             16,971        $ 151,716
                                                    ===========    =============
   Repurchases:
     Class A                                        (23,822,922)   $(226,604,490)
     Class B                                           (463,357)      (4,297,476)
     Class C                                           (191,769)      (1,744,045)
                                                    -----------    -------------
   Total Repurchases                                (24,478,048)   $(232,646,011)
                                                    ===========    =============

     At June 30, 2002, capital aggregated $59,990,526, $38,767,960 and
$9,215,498 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES           VALUE
   Sales:
     Class A                                         30,441,282    $ 344,266,540
     Class B                                            309,882        3,476,870
     Class C                                            994,874       11,462,811
                                                    -----------    -------------
   Total Sales                                       31,746,038    $ 359,206,221
                                                    ===========    =============
   Repurchases:
     Class A                                        (32,036,288)   $(366,986,920)
     Class B                                           (852,774)      (9,289,081)
     Class C                                         (1,325,249)     (15,374,718)
                                                    -----------    -------------
   Total Repurchases                                (34,214,311)   $(391,650,719)
                                                    ===========    =============

     Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2002 and June 30, 2001, 4,421 and 13,601 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge,

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                   CONTINGENT DEFERRED SALES
                                                   CHARGE AS A PERCENTAGE OF
                                                DOLLAR AMOUNT SUBJECT TO CHARGE
                                                -------------------------------
YEAR OF REDEMPTION                                 CLASS B            CLASS C
First                                                5.00%              1.00%
Second                                               4.00%              None
Third                                                3.00%              None
Fourth                                               2.50%              None
Fifth                                                1.50%              None
Thereafter                                           None               None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $10,600 and CDSC on redeemed shares of Classes B and C of approximately $30,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $22,272,068 and sales of $22,292,036 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $97,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $29,600. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $672,100 and $22,200 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2002, the Fund has outstanding forward foreign currency contracts as follows:

                                                                      UNREALIZED
                                                         CURRENT     APPRECIATION/
FORWARD FOREIGN CURRENCY CONTRACTS                        VALUE      DEPRECIATION
SHORT CONTRACTS:
British Pounds 827,200 expiring 3/13/03                $1,325,899       $(18,029)
Euro 993,000 expiring 3/13/03                           1,039,627        (29,041)
                                                       ----------       --------
                                                       $2,365,526       $(47,070)
                                                       ----------       --------

LONG CONTRACTS:
Euro 993,000 expiring 3/13/03                          $1,039,627       $ 35,545
British Pounds 827,200 expiring 3/13/03                 1,325,899         30,686
British Pounds 2,281,720 expiring 3/13/03               3,657,314         41,130
Japanese Yen 108,420,000 expiring 3/13/03                 915,217          9,604
                                                       ----------       --------
                                                       $6,938,057       $116,965
                                                       ----------       --------
                                                                        $ 69,895
                                                                        ========

B. FUTURE CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the year the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the six months ended December 31, 2002, were as follows:

                                                 CONTRACTS
   Outstanding at June 30, 2002                      34
   Futures Opened                                   829
   Futures Closed                                  (792)
                                                   ----
   Outstanding at December 31, 2002                  71
                                                   ====

     The futures contracts outstanding as of December 31, 2002, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                       UNREALIZED
                                                                      APPRECIATION/
LONG CONTRACTS:                                         CONTRACTS     DEPRECIATION
Financial Times 100 Index - March 2003
   (Current notional value $3,912 per contract)             58          $(19,398)
TOPIX Index - March 2003
   (Current notional value $835 per contract)               13             6,878
                                                            --          --------
                                                            71          $(12,520)
                                                            ==          ========

                             VAN KAMPEN INVESTMENTS


THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]

-  visit our Web site at
   vankampen.com --
   to view a prospectus, select
   DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]

-  call us at (800) 847-2424
   Telecommunications
   Device for the Deaf (TDD)
   users, call (800)421-2833.

[ILLUSTRATION OF ENVELOPE]

-  e-mail us by visiting
   vankampen.com and
   selecting CONTACT US

* Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN INTERNATIONAL MAGNUM FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* INCLUDES VAN KAMPEN INVESTMENTS, INC., VAN KAMPEN INVESTMENT ADVISORY CORP., VAN KAMPEN ASSET MANAGEMENT INC., VAN KAMPEN ADVISORS INC., VAN KAMPEN MANAGEMENT INC., VAN KAMPEN FUNDS INC., VAN KAMPEN INVESTOR SERVICES INC., VAN KAMPEN TRUST COMPANY, VAN KAMPEN SYSTEM INC. AND VAN KAMPEN EXCHANGE CORP., AS WELL AS THE MANY VAN KAMPEN MUTUAL FUNDS AND VAN KAMPEN UNIT INVESTMENT TRUSTS.


                                              Van Kampen Funds Inc.
                                              1 Parkview Plaza, P.O. Box 5555
                                              Oakbrook Terrace, IL 60181-5555
                                              www.vankampen.com

                           [VAN KAMPEN INVESTMENTS LOGO]

                   Copyright (C) 2003 Van Kampen Funds Inc. All rights reserved.
                   461, 561, 661                               Member NASD/SIPC.
                   MSIM SAR 2/03                                 9496B03-AP-2/03

Van Kampen
Latin American Fund
SEMIANNUAL REPORT

DECEMBER 31, 2002

[PHOTO OF CHILDERN AT SCIENCE FAIR]

Privacy Notice information on the back.

[VAN KAMPEN INVESTMENTS LOGO]

                           TABLE OF CONTENTS

                                    OVERVIEW

                      LETTER TO SHAREHOLDERS     1

                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY

                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE

                            TOP TEN HOLDINGS     5

                          TOP FIVE COUNTRIES     5

            Q&A WITH YOUR PORTFOLIO MANAGERS     6

                           GLOSSARY OF TERMS     9

                              BY THE NUMBERS

                     YOUR FUND'S INVESTMENTS    10

                        FINANCIAL STATEMENTS    13

               NOTES TO FINANCIAL STATEMENTS    19

                      VAN KAMPEN INVESTMENTS

              THE VAN KAMPEN FAMILY OF FUNDS    27

  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    28

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

[SIDENOTE]

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.

NOT FDIC INSURED.      MAY LOSE VALUE.    NO BANK GUARANTEE.

LETTER TO SHAREHOLDERS

January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

OVERVIEW

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

Economic Snapshot

The Economy

Economic data released in December 2002 seemed to suggest the economy was emerging from its autumn soft spot. Retail sales and industrial production recorded gains that surpassed expectations. Both new and existing home sales continued to remain at historically high levels. Even the beleaguered manufacturing sector enjoyed some good news: the Institute of Supply Management reported that new orders were so robust, they registered the largest monthly increase since 1980. Equally encouraging, inflation pressures remained stable throughout the reporting period--despite rising oil prices.

Against this backdrop, the Federal Reserve maintained its accommodative monetary policy which, as a result, allowed interest rates to continue hovering at the lowest levels in decades.

Yet, pockets of weakness persisted. December's job losses were the strongest recorded in recent months, causing investors to question the sustainability of economic activity moving forward.

Further clouding the economic horizon, the dollar moved lower as traders and investors questioned the newly appointed Treasury Secretary's commitment to a strong dollar. While the declining dollar seemed like another dark cloud, a possible silver lining remains: dollar weakness could translate into improved exports in 2003, further supporting economic growth.

[CHART]

U.S. Gross Domestic Product
Seasonally Adjusted Annualized Rates
(DECEMBER 31, 2000--DECEMBER 31, 2002)


Dec-2000  1.1%
Mar-2001 -0.6%
Jun-2001 -1.6%
Sep-2001 -0.3%
Dec-2001  2.7%
Mar-2002  5.0%
Jun-2002  1.3%
Sep-2002  4.0%
Dec-2002  0.7%

Source: Bureau of Economic Analysis

[CHART]

Interest Rates and Inflation
(DECEMBER 31, 2000--DECEMBER 31, 2002)


             INTEREST RATES    INFLATION
Dec-2000          6.500%         3.4%
Jan-2001          5.500%         3.7%
Feb-2001          5.500%         3.5%
Mar-2001          5.000%         2.9%
Apr-2001          4.500%         3.3%
May-2001          4.000%         3.6%
Jun-2001          3.750%         3.2%
Jul-2001          3.750%         2.7%
Aug-2001          3.500%         2.7%
Sep-2001          3.000%         2.6%
Oct-2001          2.500%         2.1%
Nov-2001          2.000%         1.9%
Dec-2001          1.750%         1.6%
Jan-2002          1.750%         1.1%
Feb-2002          1.750%         1.1%
Mar-2002          1.750%         1.5%
Apr-2002          1.750%         1.6%
May-2002          1.750%         1.2%
Jun-2002          1.750%         1.1%
Jul-2002          1.750%         1.5%
Aug-2002          1.750%         1.8%
Sep-2002          1.750%         1.5%
Oct-2002          1.750%         2.0%
Nov-2002          1.250%         2.2%
Dec-2002          1.250%         2.4%

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

PERFORMANCE SUMMARY



Return Highlights
(AS OF DECEMBER 31, 2002)

                                                A Shares     B Shares    C Shares
---------------------------------------------------------------------------------
Six-month total return based on NAV(1)            -10.58%      -10.87%     -10.87%

Six-month total return(2)                         -15.70%      -15.33%     -11.76%

One-year total return(2)                          -25.89%      -25.89%     -22.70%

Five-year average annual total return(2)           -8.08%       -7.90%      -7.64%

Life-of-Fund average annual
total return(2)                                     0.90%        3.95%(3)    0.86%

Commencement date                                  7/6/94       8/1/95      7/6/94


(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to 0.25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

     See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

     Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO AT A GLANCE

Top Ten Holdings+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.   TELEFONOS DE MEXICO (TELMEX)           16.2%
     Provides telecommunications services
     to residents of Mexico.

2.   AMERICA MOVIL                           9.0%
     Provides wireless communications
     services in South America.

3.   PETROLEO BRASILEIRO (PETROBRAS)         8.3%
     Distributes gasoline and other
     petroleum products in Brazil.

4.   WAL-MART DE MEXICO                      6.6%
     Operates discount department stores and
     warehouse membership clubs in Mexico.

5.   CIA DE BEBIDAS DAS
     AMERICAS (AMBEV)                        6.2%
     Brews, bottles and distributes beer
     and other beverages throughout
     South America.

6.   GRUPO FINANCIERO
     BBVA-BANCOMER                           5.8%
     Provides financial services to customers in Mexico.

7.   CVRD                                    5.5%
     Mines for and exports iron ore and
     other metals in Brazil.

8.   GRUPO MODELO                            3.3%
     Manufactures, imports and distributes a
     variety of beers.

9.   CEMEX                                   3.1%
     Produces cement, concrete, and
     aggregate for Spain, Latin America,
     and Indonesia.

10.  EMPRESA BRASILEIRA
     DE AERONAUTICA                          2.6%
     Manufactures commercial aircraft for
     global clients.

+ Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

[CHART]

Top Five Countries*
(AS A PERCENTAGE OF NET ASSETS)

         December 31, 2002     June 30, 2002
Mexico           52.1%             50.7%
Brazil           36.1%             37.6%
Chile             5.0%              5.1%
Luxembourg        2.6%              0.6%
Venezuela         1.8%              1.8%

*    Subject to change daily.

Q&A with Your Portfolio Managers

We recently spoke with the management team of the Van Kampen Latin American Fund about the key events and economic forces that shaped the markets and influenced the fund's return during the six-month period ended December 31, 2002. The fund is managed by the adviser's Emerging Markets team. Current members(1) include Ana Cristina Piedrahita, Vice President; William Scott Piper, Vice President; and Narayan Ramachandran, Managing Director. The following discussion reflects their views on the fund's performance.

(1)Team members may change without notice at any time.



Q    WHAT WAS THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A    The last two quarters of 2002 comprised two distinct market environments within the emerging markets. The first three months of the period were dominated by a combination of geopolitical concerns as well as weakness in the U.S. economy. The latter factor hit the emerging markets particularly hard since, speaking broadly, they depend on exports to the developed markets for a significant component of their economic activity.

     After a weak three months, the global equity markets began to rally on October 10, 2002. Investor appetite began to return to equities, which many viewed as excessively cheap in the wake of the past year's selling. Emerging markets rallied along with the developed markets, and gained strongly through the end of November. While December saw more losses as geopolitical concerns returned to center stage, the emerging markets as a group ended the quarter with solid gains.

     The Latin American markets were something of a paradox during this period. The region generally relies on foreign capital to finance a significant portion of its economic activity. In a weak capital environment such as we saw in 2002, it would seem that these markets would have been poor performers. In spite of this, the Latin American region performed relatively well during the period when compared to other emerging markets. It's important to note, however, that many of those gains came after periods of deep losses caused by economic and political troubles in the region's largest markets. As a result, some of the best performers during the period were among the worst performers for the year. Argentina was a perfect example. The country was the best performer during the period, with a gain of 40 percent. Even with that gain, however, Argentina was down by more than 51 percent for the calendar year. Brazil followed a fairly similar pattern, incurring steep losses leading up to the November election only to regain some lost ground.

Q    HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A    For the six-month period ended December 31, 2002, the fund generated a total return of -10.58 percent. By
comparison, the MSCI Emerging Markets Free Latin America Index posted a total return of -9.02 percent for the same period.

     PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12B-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE MSCI EMERGING MARKETS FREE LATIN AMERICA INDEX IS AN UNMANAGED, BROAD-BASED CAPITALIZATION WEIGHTED INDEX COVERING AT LEAST 60 PERCENT OF THE MARKETS IN ARGENTINA, BRAZIL FREE, CHILE, COLOMBIA, MEXICO FREE, PERU AND VENEZUELA. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.

Q    WHAT WERE THE KEY DRIVERS OF THE FUND'S RELATIVE PERFORMANCE?

A    The fund underperformed its benchmark primarily due to its underweighted positions in Argentina and Peru. Both countries rebounded strongly during the period in review due to positive sentiment in Brazil and slight improvements in economic data. We underweighted the Argentine market because of that country's ongoing economic woes. We still believe this position to have been in the long-term interest of shareholders, but it did hold the fund back over the short term when that country's market rebounded from devastating losses earlier in the year. We underweighted Peruvian stocks given relative valuation and longer-term growth prospects.

     On a more positive note, the fund gained from its overweighting of Mexican stocks, especially from beverage and other stocks related to that country's domestic economy. The beverage stocks were popular with investors during the period because of their high free cash flow and generally defensive characteristics.

     KEEP IN MIND THAT NOT ALL SECURITIES HELD BY THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE SECURITIES WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A    Broadly speaking, our strategy overall was to respect the volatility in the market and tread carefully. In both country and stock selection, we were highly deliberate in the decisions we made in structuring the portfolio.

     One of the key measures we took to protect shareholders was to underweight Brazil. The country's market was incredibly volatile leading up to the election in November. A combination of high public debt, high interest rates and political uncertainty proved too much for the Brazilian market to endure, and the country's stock market fell sharply for much of the year. While the market rebounded sharply following the election, we felt and still feel that it is too early to invest heavily in the country.

     Instead, we put assets to work in the Mexican market. Mexico has long been regarded as something of a safe haven within the region because of its close economic ties with the United States. The country offers the added benefit of a relatively strong domestic economy and many stocks that capitalize on that economy rather than relying on exports. Our analysts found several attractive companies in the beverage, banking and cement industries that we added to the portfolio.

     We also overweighted the Venezuelan market. That country has certainly had its share of political and economic unrest. In spite of those troubles, however, we were able to identify a promising telecommunications company that promises to be a strong investment for the fund.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN THE COMING MONTHS?

A We are cautiously optimistic about the future of the Latin American markets for a number of reasons. Mexico, which is a significant component of the regional benchmark, should grow markedly once the U.S. economy turns around. In Brazil, the new president has been taking encouraging steps to offset his own economic inexperience by hiring a seasoned group of advisors. Any improvement in the global equity markets should also have a major positive impact on the region once capital begins to flow again.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oak Brook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Glossary of Terms

A helpful guide to some of the common terms you're likely to see in this report and other financial publications.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian economies are considered emerging markets.

PORTFOLIO: A collection of securities owned by an individual, institution or mutual fund that may include stocks, bonds and money-market securities.

TOTAL RETURN: A measurement of a stock's performance that encompasses all the elements of return: dividends, capital gain distributions and changes in net asset value.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent, large swings in price.

                                 BY THE NUMBERS

Your Fund's Investments
DECEMBER 31, 2002 (UNAUDITED)

The following pages detail your Fund's portfolio of investments at the end of the reporting period.

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS  97.6%
BRAZIL  36.1%
Aracruz Celulose S.A. ADR                                   11,000      $   204,160
Banco Bradesco S.A. ADR                                     30,566          455,433
Banco Itau S.A. ADR                                         24,262          577,436
Brasil Telecom Participacoes S.A.                           13,318          336,280
CEMIG ADR                                                   31,673          232,163
Cia de Bebidas das Americas (AmBev) ADR                     90,696        1,411,230
Cia Siderurgica Nacional ADR                                23,628          338,826
CVRD                                                        31,997              -0-
CVRD ADR (a)                                                 9,490          274,356
CVRD ADR                                                    45,083        1,239,782
Empresa Brasileira de Aeronautica S.A. ADR                  37,431          595,153
Gerdau S.A. ADR                                             29,427          261,900
Lojas Arupau S.A. GDR (a,c)                                 10,410              -0-
Pao de Acucar ADR                                            5,900           90,270
Petroleo Brasileiro S.A. ADR                                63,693          853,486
Petroleo Brasileiro S.A. ADR                                68,134        1,017,922
Tele Centro S.A. ADR                                        39,200          156,800
Votorantim Celulose e Papel S.A. ADR                         9,232          151,774
                                                                        -----------
                                                                          8,196,971
                                                                        -----------
CHILE  5.0%
Banco de Chile                                              13,748          219,281
Banco Santiago S.A. ADR                                     18,564          345,847
CCU ADR                                                     33,506          489,188
D&S ADR                                                      8,780           87,800
                                                                        -----------
                                                                          1,142,116
                                                                        -----------
LUXEMBOURG  2.6%
Quilmes Industrial S.A. ADR (a)                             17,297          107,760
Tenaris S.A. (a)                                            24,495          470,794
                                                                        -----------
                                                                            578,554
                                                                        -----------
MEXICO  52.1%
America Movil S.A. de C.V.                                 141,604        2,033,433
America Telecom S.A. de C.V., Class A1 (a)                  75,568           44,452
Carso Global Telecom, Class A1 (a)                          73,668           82,406
Cemex CPO                                                  162,005          701,918

                                               See Notes to Financial Statements

Your Fund's Investments
DECEMBER 31, 2002 (UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
MEXICO (CONTINUED)
FEMSA                                                      133,362      $   485,479
FEMSA ADR                                                   10,891          396,650
Grupo Aeroportuario de Sureste S.A. de C.V. ADR                300            3,525
Grupo Aeroportuario de Sureste S.A. de C.V., Class B (a)   203,600          225,786
Grupo Financiero Bancomer S.A. de C.V. Class O (a)       1,735,500        1,323,800
Grupo Modelo S.A., Series C                                308,602          758,857
Kimberly-Clark de Mexico S.A., Class A                     161,175          373,018
Panamerican Beverages, Inc., Class A                        10,810          224,632
Telmex ADR                                                 114,806        3,671,496
Wal-Mart de Mexico S.A. de C.V., Class C                   377,137          733,544
Wal-Mart de Mexico S.A. de C.V., Class V                   329,066          755,233
                                                                        -----------
                                                                         11,814,229
                                                                        -----------
VENEZUELA  1.8%
CANTV ADR                                                   32,346          407,560
                                                                        -----------
TOTAL COMMON STOCKS  97.6%
    (Cost $19,898,494)                                                   22,139,430
                                                                        -----------
PREFERRED STOCKS  0.0%
BRAZIL  0.0%
Banco Nacional S.A. (a,c)                                8,115,000              -0-
Lojas Arapua S.A. ADR 144A-Private Placement (a,b,c)    19,195,300              -0-
                                                                        -----------
TOTAL PREFERRED STOCKS
    (Cost $355,474)                                                             -0-
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  97.6%
    (Cost $20,253,968)                                                   22,139,430
                                                                        -----------

See Notes to Financial Statements

Your Fund's Investments
DECEMBER 31, 2002 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                                VALUE
Repurchase Agreement  1.7%
J.P. Morgan Securities, Inc. ($381,000 par collateralized by
    U.S. Government obligations in a pooled cash account,
    dated 12/31/02, to be sold on 1/2/03 at $381,018)
    (Cost $381,000)                                                     $   381,000
                                                                        -----------

Total Investments  99.3%
    (Cost $20,634,968)                                                   22,520,430

Foreign Currency  0.2%
    (Cost $46,554)                                                           46,363

Other Assets in Excess of Liabilities  0.5%                                 107,315
                                                                        -----------
Net Assets  100%                                                        $22,674,108
                                                                        ===========

(a) Non-income producing security as this stock currently does not declare dividends.
(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
(c)  Security valued at fair value--see note 1-A to financial statements.
ADR  American Depositary Receipt
CPO  Certificate of Participation
GDR  Global Depositary Receipt

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Telecommunication Services                             $ 6,732,425          29.7%
Consumer Staples                                         4,424,885          19.5%
Materials                                                3,172,716          14.0%
Financials                                               2,921,797          12.9%
Energy                                                   2,342,202          10.3%
Consumer Discretionary                                   1,488,778           6.6%
Industrials                                                824,464           3.6%
Utilities                                                  232,163           1.0%
                                                       -----------      ---------
                                                       $22,139,430          97.6%
                                                       ===========      =========

+ Classified by sectors which represent broad groupings of related industries.

See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $20,634,968)                                    $22,520,430
Foreign Currency (Cost $46,554)                                              46,363
Receivables:
  Investments Sold                                                          247,117
  Dividends                                                                 142,615
  Fund Shares Sold                                                            1,406
  Interest                                                                        9
Other                                                                        26,506
                                                                        -----------
    Total Assets                                                         22,984,446
                                                                        -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                   123,843
  Investments Purchased                                                      27,895
  Distributor and Affiliates                                                 21,134
  Investment Advisory Fee                                                    11,978
  Administrative Fee                                                          5,309
  Directors' Fee                                                                155
Accrued Expenses                                                             84,108
Directors' Deferred Compensation and Retirement Plans                        35,916
                                                                        -----------
    Total Liabilities                                                       310,338
                                                                        -----------
NET ASSETS                                                              $22,674,108
                                                                        ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares
 authorized)                                                            $59,605,627
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations                                       1,882,072
Accumulated Net Investment Loss                                            (147,325)
Accumulated Net Realized Loss                                           (38,666,266)
                                                                        -----------
NET ASSETS                                                              $22,674,108
                                                                        ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $11,640,599 and 1,275,500 shares of beneficial
    interest issued and outstanding)                                    $      9.13
    Maximum sales charge (5.75%* of offering price)                            0.56
                                                                        -----------
    Maximum offering price to public                                    $      9.69
                                                                        ===========
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $7,485,195 and 861,678 shares of beneficial interest
    issued and outstanding)                                             $      8.69
                                                                        ===========
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $3,548,314 and 408,518 shares of beneficial interest
    issued and outstanding)                                             $      8.69
                                                                        ===========

* On sales of $50,000 or more, sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                               $   264,661
Interest                                                                      5,061
                                                                        -----------
    Total Income                                                            269,722
                                                                        -----------
EXPENSES:
Investment Advisory Fee                                                     150,771
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
  and C of $15,371, $40,254 and $18,879, respectively)                       74,504
Administrative Fee                                                           31,157
Custody                                                                      30,853
Shareholder Reports                                                          30,121
Country Tax                                                                  12,582
Shareholder Services                                                         11,711
Legal                                                                         7,816
Directors' Fees and Related Expenses                                          5,858
Other                                                                        30,420
                                                                        -----------
    Total Expenses                                                          385,793
    Investment Advisory Fee Reduction                                        75,926
    Less Credits Earned on Cash Balances                                        808
                                                                        -----------
    Net Expenses                                                            309,059
                                                                        -----------
NET INVESTMENT LOSS                                                     $   (39,337)
                                                                        ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments                                                         $(4,333,743)
    Foreign Currency Transactions                                           (40,047)
                                                                        -----------
Net Realized Loss                                                        (4,373,790)
                                                                        -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                   730,611
                                                                        -----------
  End of the Period:
    Investments                                                           1,885,462
    Foreign Currency Translations                                            (3,390)
                                                                        -----------
                                                                         1,882,072
                                                                        -----------
Net Unrealized Appreciation During the Period                             1,151,461
                                                                        -----------
NET REALIZED AND UNREALIZED LOSS                                        $(3,222,329)
                                                                        ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS                              $(3,261,666)
                                                                        ===========

                                              See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                        SIX MONTHS ENDED   YEAR ENDED
                                                       DECEMBER 31, 2002  JUNE 30, 2002
                                                       ----------------- --------------
From Investment Activities:
Operations:
Net Investment Income/Loss                               $    (39,337)   $    206,104
Net Realized Loss                                          (4,373,790)     (4,317,096)
Net Unrealized Appreciation/Depreciation During the
   Period                                                   1,151,461      (4,014,410)
                                                         ------------    ------------
Change in Net Assets from Operations                       (3,261,666)     (8,125,402)
                                                         ------------    ------------
Distributions from Net Investment Income:
Class A Shares                                                    -0-        (160,984)
Class B Shares                                                    -0-         (22,312)
Class C Shares                                                    -0-         (10,984)
                                                         ------------    ------------
Total Distributions                                               -0-        (194,280)
                                                         ------------    ------------
Net Change in Net Assets from Investment Activities        (3,261,666)     (8,319,682)
                                                         ------------    ------------
From Capital Transactions:
Proceeds from Shares Sold                                   6,149,284      12,968,463
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                   -0-         169,057
Cost of Shares Repurchased                                 (9,478,947)    (23,846,853)
                                                         ------------    ------------
Net Change in Net Assets from Capital Transactions         (3,329,663)    (10,709,333)
                                                         ------------    ------------
Total Decrease in Net Assets                               (6,591,329)    (19,029,015)
Net Assets:
Beginning of the Period                                    29,265,437      48,294,452
                                                         ------------    ------------
End of the Period (Including accumulated undistributed
   net investment income/loss of $(147,325) and
   $(107,988), respectively)                             $ 22,674,108    $ 29,265,437
                                                         ============    ============

See Notes to Financial Statements

Financial Highlights
(UNAUDITED)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                 SIX MONTHS
                                    ENDED                                YEAR ENDED JUNE 30,
CLASS A SHARES                   DECEMBER 31,   --------------------------------------------------------------------
                                    2002(a)      2002(a)        2001(a)        2000(a)       1999(a)        1998(a)
                                 ------------   ---------      ---------      --------      --------       ---------
Net Asset Value, Beginning
   of the Period                 $  10.21       $  12.70       $  14.24       $  11.54      $  11.42       $  17.39
                                 --------       ---------      ---------      --------      --------       --------
   Net Investment
      Income/Loss                     -0-(c)        0.10           0.11           0.04          0.09          (0.01)
   Net Realized and Unrealized
      Gain/Loss                     (1.08)         (2.49)         (1.65)          2.66          0.19          (2.73)
                                 --------       ---------      ---------      --------      --------       --------
Total from Investment
   Operations                       (1.08)         (2.39)         (1.54)          2.70          0.28          (2.74)
                                 --------       ---------      ---------      --------      --------       --------
Less:
   Distributions from Net
      Investment Income               -0-          (0.10)           -0-            -0-         (0.11)           -0-
   Distributions from Net
      Realized Gain                   -0-            -0-            -0-            -0-         (0.05)         (3.23)
                                 --------       ---------      ---------      --------      --------       --------
Total Distributions                   -0-          (0.10)           -0-            -0-         (0.16)         (3.23)
                                 --------       ---------      ---------      --------      --------       --------
Net Asset Value, End
   of the Period                 $   9.13       $  10.21       $  12.70       $  14.24      $  11.54       $  11.42
                                 ========       =========      =========      ========      ========       ========
Total Return* (b)                  -10.58%**      -18.94%        -10.74%         23.29%         3.00%        -17.37%
Net Assets at End of
   the Period (In millions)      $   11.6       $   14.8       $   26.5       $   38.5      $   34.1       $   44.4
Ratio of Expenses to Average
   Net Assets*                       2.20%          2.19%          2.18%          2.17%         2.20%          2.25%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets*                       0.07%          0.92%          0.84%          0.31%         0.98%         (0.09)%
Portfolio Turnover                     45%**          48%            61%            78%          163%           249%
*    If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
      Net Assets                     2.83%          2.63%          2.20%          2.38%         2.44%          2.41%
Ratio of Net Investment
      Income/Loss to Average
      Net Assets                    (0.56)%         0.48%          0.82%          0.10%         0.74%         (0.24)%
Ratio of Expenses to Average
      Net Assets Excluding
      Country Tax Expense and
      Interest Expense               2.10%          2.10%          2.10%          2.10%         2.10%          2.10%

**   Non-Annualized
(a) Net investment income/loss per share is based upon daily average shares outstanding.
(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge(CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)  Amount is less than $0.01 per share.

                                               See Notes to Financial Statements

Financial Highlights
(UNAUDITED)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                   SIX MONTHS
                                      ENDED                        YEAR ENDED JUNE 30,
CLASS B SHARES                     DECEMBER 31,   -----------------------------------------------------
                                     2002(a)       2002(a)    2001(a)   2000(a)    1999(a)      1998(a)
                                   ------------   --------   --------   -------    -------     --------
Net Asset Value, Beginning
   of the Period                     $  9.76      $ 12.12    $ 13.70    $ 11.19    $ 11.03     $ 16.99
                                     -------      -------    -------    -------    -------     -------
   Net Investment
      Income/Loss                      (0.03)        0.02       0.01      (0.06)      0.02       (0.08)
   Net Realized and Unrealized
      Gain/Loss                        (1.04)       (2.36)     (1.59)      2.57       0.22       (2.65)
                                     -------      -------    -------    -------    -------     -------
Total from Investment
   Operations                          (1.07)       (2.34)     (1.58)      2.51       0.24       (2.73)
                                     -------      -------    -------    -------    -------     -------
Less:
   Distributions from Net
      Investment Income                  -0-        (0.02)       -0-        -0-      (0.03)        -0-
   Distributions from Net Realized
       Gain                              -0-          -0-        -0-        -0-      (0.05)      (3.23)
                                     -------      -------    -------    -------    -------     -------
Total Distributions                      -0-        (0.02)       -0-        -0-      (0.08)      (3.23)
                                     -------      -------    -------    -------    -------     -------
Net Asset Value, End
   of the Period                     $  8.69      $  9.76    $ 12.12    $ 13.70    $ 11.19     $ 11.03
                                     =======      =======    =======    =======    =======     =======
Total Return* (b)                     -10.87%**    -19.53%    -11.39%     22.32%      2.47%    -17.82%
Net Assets at End of
   the Period (In millions)          $   7.5      $   9.8    $  14.5    $  19.6    $  18.6     $  24.2
Ratio of Expenses to Average
   Net Assets*                          2.95%        2.94%      2.93%      2.92%      2.96%       2.99%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets*                         (0.74)%       0.19%      0.09%     (0.47)%     0.20%      (0.58)%
Portfolio Turnover                        45%**        48%        61%        78%       163%        249%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
      Net Assets                        3.58%        3.40%      2.95%      3.13%      3.20%       3.16%
Ratio of Net Investment
      Income/Loss to Average
      Net Assets                       (1.37)%      (0.27)%     0.07%     (0.68)%    (0.04)%     (0.73)%
Ratio of Expenses to Average
      Net Assets Excluding
      Country Tax Expense and
      Interest Expense                  2.85%        2.85%      2.85%      2.85%      2.85%       2.85%

**   Non-Annualized
(a) Net investment income/loss per share is based upon daily average shares outstanding.
(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(UNAUDITED)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                SIX MONTHS
                                  ENDED                       YEAR ENDED JUNE 30,
CLASS C SHARES                 DECEMBER 31,   ------------------------------------------------------
                                  2002(a)      2002(a)   2001(a)     2000(a)   1999(a)     1998(a)
                               ------------   --------   -------    --------   -------     --------
Net Asset Value, Beginning
   of the Period                 $  9.75      $ 12.11    $ 13.69    $ 11.18    $ 11.04     $ 17.01
                                 -------      -------    -------    -------    -------     -------
   Net Investment
      Income/Loss                  (0.03)        0.02       0.01      (0.06)      0.02       (0.11)
   Net Realized and Unrealized
      Gain/Loss                    (1.03)       (2.36)     (1.59)      2.57       0.20       (2.63)
                                 -------      -------    -------    -------    -------     -------
Total from Investment
   Operations                      (1.06)       (2.34)     (1.58)      2.51       0.22       (2.74)
                                 -------      -------    -------    -------    -------     -------
Less:
   Distributions from Net
      Investment Income              -0-        (0.02)       -0-        -0-      (0.03)        -0-
   Distributions from Net
      Realized Gain                  -0-          -0-        -0-        -0-      (0.05)      (3.23)
                                 -------      -------    -------    -------    -------     -------
Total Distributions                  -0-        (0.02)       -0-        -0-      (0.08)      (3.23)
                                 -------      -------    -------    -------    -------     -------
Net Asset Value, End
   of the Period                 $  8.69      $  9.75    $ 12.11    $ 13.69    $ 11.18     $ 11.04
                                 =======      =======    =======    =======    =======     =======
Total Return* (b)                 -10.87%**    -19.47%    -11.40%     22.34%      2.28%     -17.86%
Net Assets at End of
   the Period (In millions)      $   3.6      $   4.6    $   7.2    $  10.8    $  10.4     $  14.6
Ratio of Expenses to Average
   Net Assets*                      2.95%        2.94%      2.93%      2.92%      2.96%       3.00%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets*                     (0.74)%       0.19%      0.05%     (0.47)%     0.23%      (0.77)%
Portfolio Turnover                    45%**        48%        61%        78%       163%        249%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
      Net Assets                    3.58%        3.40%      2.95%      3.13%      3.20%       3.16%
Ratio of Net Investment
      Income/Loss to Average
      Net Assets                   (1.37)%      (0.27)%     0.03%     (0.68)%    (0.01)%     (0.93)%
Ratio of Expenses to Average
      Net Assets Excluding
      Country Tax Expense and
      Interest Expense              2.85%        2.85%      2.85%      2.85%      2.85%       2.85%

**   Non-Annualized
(a) Net investment income/loss per share is based upon daily average shares outstanding.
(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)



1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term invest ments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)

pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $27,204,237, which will expire between June 30, 2007 and June 30, 2010.

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                             $ 23,384,480
                                                                   ------------
  Gross tax unrealized appreciation                                $  1,831,488
  Gross tax unrealized depreciation                                  (2,695,538)
                                                                   ------------
  Net tax unrealized depreciation on investments                   $   (864,050)
                                                                   ------------

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during the year ended June 30, 2002 was as follows:

     Distributions paid from:                                          $194,280
       Ordinary income                                                      -0-
                                                                       --------
       Long-term capital gain                                          $194,280
                                                                       --------

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $808 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates.

A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/ depreciation on foreign currency translation.

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)


     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

   AVERAGE DAILY NET ASSETS                                          % PER ANNUM
   First $500 million                                                    1.25%
   Next $500 million                                                     1.20%
   Over $1 billion                                                       1.15%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $75,926 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)


     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $7,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services, Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $11,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $26,120 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $42.

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)

3.   CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $29,579,515, $20,215,495 and $9,810,617 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                           686,719    $   5,939,695
     Class B                                            21,178          186,346
     Class C                                             2,569           23,243
                                                    ----------    -------------
   Total Sales                                         710,466    $   6,149,284
                                                    ==========    ==============
   Repurchases:
     Class A                                          (863,219)   $  (7,502,240)
     Class B                                          (166,146)      (1,412,888)
     Class C                                           (67,469)        (563,819)
                                                    ----------    -------------
   Total Repurchases                                (1,096,834)   $  (9,478,947)
                                                    ==========    =============

     At June 30, 2002, capital aggregated $31,142,060, $21,442,037 and
$10,351,193 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                         1,077,767    $  12,024,295
     Class B                                            43,821          492,101
     Class C                                            41,423          452,067
                                                    ----------    -------------
   Total Sales                                       1,163,011    $  12,968,463
                                                    ==========    =============

   Dividend Reinvestment:
     Class A                                            12,691    $     140,105
     Class B                                             1,892           20,053
     Class C                                               839            8,899
                                                    ----------    -------------
   Total Dividend Reinvestment                          15,422    $     169,057
                                                    ==========    =============

   Repurchases:
     Class A                                        (1,728,371)   $ (19,514,175)
     Class B                                          (236,629)      (2,520,835)
     Class C                                          (166,301)      (1,811,843)
                                                    ----------    -------------
   Total Repurchases                                (2,131,301)   $ (23,846,853)
                                                    ==========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 3,880 and 1,157 Class B Shares converted to Class A Shares, respectively and are shown in the above

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)

tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                    CONTINGENT DEFERRED SALES
                                                    CHARGE AS A PERCENTAGE OF
                                                 DOLLAR AMOUNT SUBJECT TO CHARGE
                                                 -------------------------------
YEAR OF REDEMPTION                                   CLASS B         CLASS C
First                                                 5.00%            None
Second                                                4.00%            None
Third                                                 3.00%            None
Fourth                                                2.50%            None
Fifth                                                 1.50%            None
Thereafter                                            None             None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $600 and CDSC on redeemed shares of Classes B and C of approximately $11,300. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $10,315,279 and sales of $13,018,127 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $35,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $6,100. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $638,500 and $52,500 for Class B and Class C Shares, respectively and are shown in the

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)

above tables as sales of Class A Shares and repurchases of Class B Shares. This amount may be recovered from future payments under the distribution plan or CDSC.

6.   DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2002, the Fund had no outstanding forward foreign currency contracts.

                             VAN KAMPEN INVESTMENTS

The Van Kampen
Family of Funds

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-    visit our Web site at
     vankampen.com--
     to view a prospectus, select      [ILLUSTRATION OF COMPUTER]
     DOWNLOAD FUND INFO

-    call us at (800) 847-2424
     Telecommunications
     Device for the Deaf (TDD)
     users, call (800)421-2833.        [ILLUSTRATION OF PHONE]

-    e-mail us by visiting
     vankampen.com and
     selecting CONTACT US              [ILLUSTRATION OF ENVELOPES]

*    Open to new investors for a limited time

Board of Directors and Important Addresses
Van Kampen Latin American Fund

Board of Directors

J. Miles Branagan
Jerry D. Choate
Linda Hutton Heagy
R. Craig Kennedy
Mitchell M. Merin*
Jack E. Nelson
Richard F. Powers, III*
Wayne W. Whalen*- Chairman
Suzanne H. Woolsey

Investment Adviser and
Administrator
Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

Investment Subadviser
Morgan Stanley Investment
Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Distributor
Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

Custodian
JPMorgan Chase Bank
3 MetroTech Center
Brooklyn, New York 11245

Dividend Disbursing and
Transfer Agent
Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors
Deloitte & Touche LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                                        Van Kampen Funds Inc.
                                        1 Parkview Plaza, P.O. Box 5555
                                        Oakbrook Terrace, IL 60181-5555
                                        www.vankampen.com


                             [VAN KAMPEN INVESTMENTS LOGO]

                    Copyright(C)2003 Van Kampen Funds Inc. All rights reserved.
                    459, 559, 659                             Member NASD/SIPC.
                    MSLA SAR 2/03                               9498B03-AP-2/03

VAN KAMPEN
MID CAP GROWTH FUND

SEMIANNUAL REPORT


DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

                         TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       5
                          TOP FIVE SECTORS       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      24
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES      29

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.

        NOT FDIC INSURED.      MAY LOSE VALUE.      NO BANK GUARANTEE.

[SIDENOTE]

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)

Dec-00       1.10%
Mar-01      -0.60%
Jun-01      -1.60%
Sep-01      -0.30%
Dec-01       2.70%
Mar-02       5.00%
Jun-02       1.30%
Sep-02       4.00%
Dec-02       0.70%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

              INTEREST RATES    INFLATION
Dec-00                 6.50%        3.40%
Jan-01                 5.50%        3.70%
Feb-01                 5.50%        3.50%
Mar-01                 5.00%        2.90%
Apr-01                 4.50%        3.30%
May-01                 4.00%        3.60%
Jun-01                 3.75%        3.20%
Jul-01                 3.75%        2.70%
Aug-01                 3.50%        2.70%
Sep-01                 3.00%        2.60%
Oct-01                 2.50%        2.10%
Nov-01                 2.00%        1.90%
Dec-01                 1.75%        1.60%
Jan-02                 1.75%        1.10%
Feb-02                 1.75%        1.10%
Mar-02                 1.75%        1.50%
Apr-02                 1.75%        1.60%
May-02                 1.75%        1.20%
Jun-02                 1.75%        1.10%
Jul-02                 1.75%        1.50%
Aug-02                 1.75%        1.80%
Sep-02                 1.75%        1.50%
Oct-02                 1.75%        2.00%
Nov-02                 1.25%        2.20%
Dec-02                 1.25%        2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                                A SHARES     B SHARES    C SHARES
---------------------------------------------------------------------------------
Six-month total return based on NAV(1)            -15.34%      -15.63%     -15.65%

Six-month total return(2)                         -20.23%      -19.84%     -16.49%

One-year total return(2)                          -35.44%      -35.39%     -32.71%

Life-of-Fund average annual total return(2)       -18.20%      -17.88%     -17.28%

Commencement date                               10/25/99     10/25/99    10/25/99

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.   GTECH                                        2.8%
     The world's largest operator of lottery systems.

2.   VARIAN MEDICAL SYSTEMS                       2.1%
     Develops medical equipment, software products and devices.

3.   PIONEER NATURAL RESOURCES                    1.7%
     An independent oil and gas exploration and development company that explores for, develops and produces oil, natural gas liquids and gas reserves.

4.   ABERCROMBIE & FITCH                          1.7%
     A specialty retailer that sells casual apparel, personal care and other accessories.

5.   MEDIMMUNE                                    1.4%
     A biotechnology company focused on using advances in immunology and other biological sciences to develop new products that address significantly unmet medical needs.

6.   SMITH INTERNATIONAL                          1.4%
     Supplies products and services to the petroleum and petrochemical industries worldwide.

7.   LINCARE HOLDINGS                             1.4%
     Supplies respiratory equipment to in-home patients in the United States.

8.   BJ SERVICES                                  1.4%
     Provides a variety of oil-field services to the petroleum industry.

9.   AUTOZONE                                     1.4%
     Operates auto part retail stores in the United States.

10.  WEIGHT WATCHERS INTERNATIONAL                1.4%
     A provider of weight-loss services, operating in 30 countries around the world.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

[CHART]

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

                               31-DEC-02    30-JUN-02
Consumer Discretionary            30.30%       31.10%
Health Care                       21.30%       17.70%
Technology                        15.50%       15.30%
Financial Services                 9.00%       15.20%
Producer Durables                  6.10%        6.10%

*SUBJECT TO CHANGE DAILY.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MID CAP GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S SMALL/MID-CAP GROWTH TEAM. CURRENT MEMBERS1 OF THE TEAM INCLUDE DENNIS LYNCH, EXECUTIVE DIRECTOR; DAVID CHU, EXECUTIVE DIRECTOR; DAVID COHEN, EXECUTIVE DIRECTOR; AND DAVID REIDINGER, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q    HOW DID THE FUND PERFORM DURING THE PAST SIX MONTHS?

A    The fund lost ground during the reporting period, earning a total return of
-15.34 percent for the six months ended December 31, 2002. By comparison, the fund's benchmarks, the Russell Midcap Growth Index and Standard & Poor's Mid Cap 400 Index, returned -9.59 percent and -11.66 percent, respectively.*

     THE RETURN FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT. IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE-UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF RUSSELL MIDCAP INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE S&P MID CAP 400 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

     The fund's relative underperformance resulted largely from our focus on fundamentally strong mid-cap growth companies. During the last three months of 2002 these types of businesses lagged behind their counterparts with weaker fundamentals. While we still believe our emphasis on strong fundamentals may help the fund in the future, that emphasis had a negative effect on over-all performance during this period.

* BASED ON THE FUND'S INVESTABLE UNIVERSE, THE FUND'S INVESTMENT ADVISER BELIEVES THE RUSSELL MIDCAP GROWTH INDEX IS A MORE APPROPRIATE BENCHMARK FOR THE FUND.

Q    WHAT KIND OF MARKET ENVIRONMENT DID THE FUND EXPERIENCE?

A    There were essentially two separate market environments during the period.
In the third quarter, the market continued its sluggish performance, dragged down by investors' concerns about the strength of the economic recovery, slow growth in corporate profits and the potential for military action in Iraq. These conditions helped send stocks sharply lower, with the Standard & Poor's 500 Index having its worst quarter since 1987.

     The situation changed dramatically in the year's last three months, however, as stocks rebounded sharply. While there was no clear-cut catalyst for the dramatic change in investor sentiment, continued low interest rates, generally improving economic data and short-lived diplomatic progress in the Middle East contributed to the strong results. Ironically, many of the stocks leading the fourth-quarter rally were of technology and telecommunications companies--many of the same ones that drove the late-1990's stock market boom and that fared very poorly in recent years.

Q    IN LIGHT OF THIS ENVIRONMENT, WHAT WAS YOUR PORTFOLIO MANAGEMENT STRATEGY?

A    Our investment strategy remained essentially the same: We continued to focus on bottom-up stock selection and sought to identify stocks with strong fundamentals. This emphasis on fundamentals led us to companies that demonstrated quality earnings growth--for example, companies that also displayed a strong cash position, exceptional profitability or other characteristics that we value.

     We also continued to balance the portfolio between aggressive and moderate growth stocks. Keeping this balance helped add diversification to the fund within an environment in which we believed it was risky to bet too heavily on one specific group of companies.

     Throughout the period we made only modest changes to the fund's portfolio, keeping sector weightings relatively close to where they stood in late June. Nevertheless, we did make adjustments to portfolio holdings whenever we thought it was appropriate. We increased the fund's exposure to health-care stocks, especially biotechnology companies. Though most biotech firms experienced difficulty in the first half of 2002, we believed the sector's fundamentals were improving and that biotech companies were poised for stronger future results. Also in health care we pared back holdings in clinical labs and testing stocks, because of concerns that competition in this area was increasing. We questioned whether these companies could continue to grow at such a rapid pace.

     In the technology sector, we added to the fund's holdings in software and services stocks. Many of these companies, hard hit for several years now, displayed increasingly attractive valuations and have solid business models. Further, we believe these companies will benefit if the environment for information- technology spending improves.

Q    WHICH OF YOUR INVESTMENTS MOST HELPED THE FUND?

A    GTECH Holdings, the world's largest operator of lottery systems, was both the fund's largest holding at the end of the period and its strongest contributor to performance. GTECH provides computerized online lottery products and services to governments around the world. This company, which has few competitors and dominates its industry, reported earnings that far exceeded analysts' estimates--a feat that few companies matched during the period.

     Varian Medical Systems was another strong performer for the fund. Varian makes a popular radiation-therapy cancer-treatment product that has proven especially effective and has relatively few side effects. A significant percentage of the treatment cost is reimbursed by Medicare, which has further increased Varian's business. During the past six months Varian held a backlog of orders-- evidence of a successful period for the firm--and posted increases in product sales and cash flow.

     Also boosting fund results was Nextel Communications, which has been one of the wireless industry's few bright spots. Unlike its consumer-focused competitors, Nextel concentrates on business customers--an enviable niche, because businesses tend to be more reliable sources of revenue. The company's balance sheet improved dramatically in recent months as well, as it retired a substantial amount of debt and posted a profit for the past two quarters.

     KEEP IN MIND THAT NOT ALL OF THE STOCKS IN THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT ANY OF THE STOCKS MENTIONED ABOVE WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q    WHAT STOCKS OR SECTORS HAMPERED FUND PERFORMANCE?

A    The fund's worst detractor was Capital One Financial, one of the largest credit card issuers in the United States. The stock declined sharply after the company disclosed that regulators had requested that Capital One increase its bad-loan cash reserves--a sign that Capital One might be relying too heavily on uncreditworthy consumers. We opted to eliminate the fund's position in Capital One, but not before a negative impact on fund performance was felt.

     Several retailers also posted disappointing results, including clothing retailer Limited Brands and warehouse club BJ's Wholesale Club. Both stocks suffered in the midst of the retail sector's continued sluggishness. In addition, Limited Brands' results were weakened by warmer-than-usual autumn weather, which depressed sales of its cold-weather apparel. While the fund continues to own stock in Limited Brands--we believe the company's financial and competitive positions are solid--the fund's holdings in BJ's Wholesale Club were eliminated, because we questioned whether that company has a compelling enough strategy to thrive in a tough competitive environment.

     Another poor performer for the fund was Starwood Hotels and Resorts, a leading worldwide hotel operator. We invested the Fund in Starwood because of its solid balance sheet and cash position as well as our belief that the company would benefit from a recovery in the travel industry. Unfortunately, that recovery did not materialize, leading the stock to lag our expectations. In response, we liquidated the fund's position.

Q    WHAT DO YOU SEE AHEAD FOR THE MARKET AND THE FUND?

A    A number of question marks remain on the horizon, such as the potential for war in Iraq and whether consumer spending can continue to remain robust. Another variable to monitor is whether the current proposed economic stimulus package will boost stock prices.

     In this environment, we are trying to avoid exposing the fund to excessive concentration risk by investing too heavily in any single sector. With so few clear-cut signs indicating which way the market is headed, we believe the wisest course is to keep our sector allocations fairly close to those in the benchmark. Our approach will continue to emphasize fundamentally strong mid-cap growth companies, maintaining a balance between aggressive and stable growers and selecting the best stocks we can for the fund through in-depth, bottom-up fundamental research.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds and cash equivalents.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

SALES CHARGE: Also referred to as the load, this is a fee paid by an investor to acquire shares in a mutual fund.

SECTOR: A group of securities that are similar with respect to their industry, maturity, credit rating or coupon.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                 SHARES         VALUE
COMMON STOCKS 99.0%
CONSUMER DISCRETIONARY  30.3%
ADVERTISING AGENCIES  0.5%
Lamar Advertising Co. (a)                                    8,300    $     279,295
                                                                      -------------
CASINOS & GAMBLING  3.9%
GTECH Holdings Corp. (a)                                    51,900        1,445,934
International Game Technology (a)                            7,100          539,032
                                                                      -------------
                                                                          1,984,966
                                                                      -------------
COSMETICS  0.5%
Alberto-Culver Co.                                           5,450          274,680
                                                                      -------------
CONSUMER ELECTRONICS  1.0%
Electronic Arts, Inc. (a)                                   10,050          500,189
                                                                      -------------
ENTERTAINMENT  0.6%
Pixar, Inc. (a)                                              5,350          283,497
                                                                      -------------
HOTELS RESTAURANTS & LEISURE  1.3%
Outback Steakhouse, Inc.                                    19,500          671,580
                                                                      -------------
HOUSEHOLD EQUIPMENT & PRODUCTS  1.6%
Cintas Corp.                                                 5,850          267,638
Newell Rubbermaid, Inc.                                     18,750          568,688
                                                                      -------------
                                                                            836,326
                                                                      -------------
HOUSEHOLD FURNISHINGS  1.0%
Mohawk Industries, Inc. (a)                                  8,930          508,563
                                                                      -------------
RADIO & TV BROADCASTERS  5.0%
Radio One, Inc., Class D (a)                                47,200          681,096
Univision Communications, Inc., Class A (a)                 21,850          535,325
USA Interactive (a)                                         28,175          645,771
Westwood One, Inc. (a)                                      18,225          680,886
                                                                      -------------
                                                                          2,543,078
                                                                      -------------
RESTAURANTS  1.7%
CBRL Group, Inc.                                            13,825          416,547
Wendy's International, Inc.                                 16,225          439,211
                                                                      -------------
                                                                            855,758
                                                                      -------------
RETAIL  10.1%
Abercrombie & Fitch Co., Class A (a)                        41,925          857,785
Autozone, Inc. (a)                                           9,900          699,435
Chico's FAS, Inc. (a)                                       21,050          398,055

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                 SHARES         VALUE
Coach, Inc. (a)                                             15,800    $     520,136
Dollar General Corp.                                        29,675          354,616
Dollar Tree Stores, Inc. (a)                                23,525          578,009
Krispy Kreme Doughnuts, Inc. (a)                             8,075          272,693
Limited Brands                                              26,175          364,618
Michaels Stores, Inc. (a)                                    3,950          123,635
Ross Stores, Inc.                                           11,875          503,381
Yum! Brands, Inc. (a)                                       19,725          477,740
                                                                      -------------
                                                                          5,150,103
                                                                      -------------
SERVICES: COMMERCIAL  2.6%
ChoicePoint, Inc. (a)                                        7,950          313,946
Iron Mountain, Inc. (a)                                     10,350          341,653
Weight Watchers International, Inc. (a)                     15,150          696,445
                                                                      -------------
                                                                          1,352,044
                                                                      -------------
SPECIALTY RETAIL  0.5%
CDW Computer Center, Inc. (a)                                5,420          237,667
                                                                      -------------
TOTAL CONSUMER DISCRETIONARY                                             15,477,746
                                                                      -------------
CONSUMER GOODS  2.1%
FOOD & HOUSEHOLD PRODUCTS  0.8%
Hershey Foods Corp.                                          6,400          431,616
                                                                      -------------
RECREATION, OTHER CONSUMER GOODS  1.3%
Mattel, Inc.                                                34,300          656,845
                                                                      -------------
TOTAL CONSUMER GOODS                                                      1,088,461
                                                                      -------------
ENERGY  5.9%
ENERGY EQUIPMENT & SERVICES  2.0%
Baker Hughes, Inc.                                           8,875          285,686
Smith International, Inc. (a)                               22,075          720,087
                                                                      -------------
                                                                          1,005,773
                                                                      -------------
OIL-CRUDE PRODUCERS  1.7%
Pioneer Natural Resources Co. (a)                           35,050          885,012
                                                                      -------------
OIL-WELL EQUIPMENT & SERVICES  2.2%
BJ Services Co. (a)                                         21,950          709,205
Weatherford International (a)                               10,350          413,275
                                                                      -------------
                                                                          1,122,480
                                                                      -------------
TOTAL ENERGY                                                              3,013,265
                                                                      -------------
FINANCIAL SERVICES  9.0%
CREDIT & FINANCE  1.2%
Doral Financial Corp.                                       20,400          583,440
                                                                      -------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                 SHARES         VALUE
FINANCE COMPANIES 1.1%
SLM Holding Corp.                                            5,600    $     581,616
                                                                      -------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS  2.3%
Affiliated Computer Services, Inc., Class A (a)              6,550          344,857
Concord EFS, Inc. (a)                                       17,150          269,941
DST Systems, Inc. (a)                                        3,700          131,535
SunGuard Data Systems, Inc. (a)                             18,325          431,737
                                                                      -------------
                                                                          1,178,070
                                                                      -------------
FINANCIAL MISCELLANEOUS  3.6%
BISYS Group, Inc. (a)                                       14,100          224,190
Everest Re Group Ltd. (Barbados)                             8,925          493,553
H&R Block, Inc.                                             15,000          603,000
Moody's Corp.                                               13,025          537,802
                                                                      -------------
                                                                          1,858,545
                                                                      -------------
INVESTMENT BANKING & BROKERAGE  0.8%
Affiliated Managers Group, Inc., Class A (a)                 7,675          386,053
                                                                      -------------
TOTAL FINANCIAL SERVICES                                                  4,587,724
                                                                      -------------
HEALTH CARE  21.3%
BIOTECHNOLOGY RESEARCH & PRODUCTION  3.0%
Biogen, Inc. (a)                                            15,825          633,949
Celgene Corp. (a)                                           18,725          402,026
Idec Pharmaceuticals Corp. (a)                              14,150          469,356
                                                                      -------------
                                                                          1,505,331
                                                                      -------------
DRUGS & PHARMACEUTICALS  4.1%
AmerisourceBergen Corp.                                      4,775          259,330
Genzyme Corp. (a)                                           12,700          375,539
Gilead Sciences, Inc. (a)                                   11,125          378,250
InterMune, Inc. (a)                                          5,125          130,739
Medimmune, Inc. (a)                                         26,950          732,232
Scios, Inc. (a)                                              6,600          215,028
                                                                      -------------
                                                                          2,091,118
                                                                      -------------
ELECTRONICS: MEDICAL SYSTEMS  2.3%
Affymetrix, Inc. (a)                                         5,675          129,901
Varian Medical Systems, Inc. (a)                            21,375        1,060,200
                                                                      -------------
                                                                          1,190,101
                                                                      -------------
HEALTH CARE FACILITIES  1.8%
Triad Hospitals, Inc. (a)                                   12,900          384,807
Universal Health Services, Inc. (a)                         10,700          482,570
                                                                      -------------
                                                                            867,377
                                                                      -------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                 SHARES         VALUE
HEALTH CARE MANAGEMENT SERVICES 1.2%
Caremark Rx, Inc. (a)                                       38,350    $     623,187
                                                                      -------------
HEALTH CARE SERVICES  4.6%
Accredo Health, Inc. (a)                                    11,900          419,475
Lincare Holdings, Inc. (a)                                  22,450          709,869
Stericycle, Inc. (a)                                        17,600          569,870
Wellpoint Health Networks, Inc. (a)                          9,225          656,451
                                                                      -------------
                                                                          2,355,665
                                                                      -------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES  2.3%
St. Jude Medical, Inc. (a)                                  13,200          524,304
Zimmer Holdings, Inc. (a)                                   16,100          668,472
                                                                      -------------
                                                                          1,192,776
                                                                      -------------
MEDICAL SERVICES  0.8%
Laboratory Corp. of America Holdings (a)                    17,450          405,538
                                                                      -------------
MISCELLANEOUS HEALTH CARE  1.2%
NPS Pharmaceuticals, Inc. (a)                               18,150          456,835
Trimeris, Inc. (a)                                           3,575          154,047
                                                                      -------------
                                                                            610,882
                                                                      -------------
TOTAL HEALTH CARE                                                        10,841,975
                                                                      -------------
INDUSTRIALS  2.8%
AIR FREIGHT & COURIERS  1.6%
CH Robinson Worldwide, Inc. (a)                             13,450          419,640
Expeditors International of Washington, Inc. (a)            11,950          390,167
                                                                      -------------
                                                                            809,807
                                                                      -------------
COMMERCIAL SERVICES & SUPPLIES  1.2%
Apollo Group, Inc., Class A (a)                             13,675          601,700
                                                                      -------------
TOTAL INDUSTRIALS                                                         1,411,507
                                                                      -------------
INFORMATION TECHNOLOGY  2.4%
COMMUNICATIONS EQUIPMENT  0.5%
CIENA Corp. (a)                                             20,050          103,057
Juniper Networks, Inc. (a)                                  21,125          143,650
                                                                      -------------
                                                                            246,707
                                                                      -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  0.3%
Samina Corp. (a)                                            35,500          159,395
                                                                      -------------
INTERNET SOFTWARE & SERVICES  0.3%
Yahoo!, Inc. (a)                                            11,350          185,572
                                                                      -------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                 SHARES         VALUE
SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.3%
Agere Systems, Inc., Class A (a)                           183,625    $     264,420
Altera Corp. (a)                                            31,575          389,320
                                                                      -------------
                                                                            653,740
                                                                      -------------
TOTAL INFORMATION TECHNOLOGY                                              1,245,414
                                                                      -------------
MATERIALS & PROCESSING  2.3%
CHEMICALS  1.8%
Ecolab, Inc.                                                12,825          634,838
Sigma-Aldrich Corp.                                          6,100          297,070
                                                                      -------------
                                                                            931,908
                                                                      -------------
CONTAINERS & PACKAGING  0.5%
Sealed Air Corp. (a)                                         7,500          279,750
                                                                      -------------
TOTAL MATERIALS & PROCESSING                                              1,211,658
                                                                      -------------
PRODUCER DURABLES  6.1%
AEROSPACE  0.8%
Alliant Techsystems, Inc. (a)                                6,475          403,716
                                                                      -------------
ELECTRICAL EQUIPMENT & COMPONENTS 0.3%
RF Micro Devices, Inc. (a)                                  18,325          134,322
                                                                      -------------
HOMEBUILDING  1.1%
NVR, Inc. (a)                                                1,750          569,625
                                                                      -------------
MACHINERY: AGRICULTURAL  1.1%
AGCO Corp. (a)                                              25,450          562,445
                                                                      -------------
OFFICE FURNITURE & BUSINESS EQUIPMENT  0.9%
Lexmark International, Inc. (a)                              7,300          441,650
                                                                      -------------
PRODUCTION TECHNOLOGY EQUIPMENT  1.9%
KLA-Tencor Corp. (a)                                        13,675          483,685
Lam Research Corp. (a)                                       7,325           79,110
Novellus Systems, Inc. (a)                                  11,050          310,284
Teradyne, Inc. (a)                                           9,000          117,090
                                                                      -------------
                                                                            990,169
                                                                      -------------
TOTAL PRODUCER DURABLES                                                   3,101,927
                                                                      -------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                 SHARES         VALUE
SERVICES 0.6%
BUSINESS & PUBLIC SERVICES  0.6%
Fair, Issac & Co., Inc.                                      6,950    $     296,765
                                                                      -------------
TECHNOLOGY  15.5%
COMPUTER SERVICES SOFTWARE & SYSTEMS  9.8%
Adobe Systems, Inc.                                         20,050          497,260
BEA Systems, Inc. (a)                                       42,000          481,740
Business Objects S.A. ADR (a) (France)                      11,800          177,000
Cadence Design Systems, Inc. (a)                            18,275          215,462
Global Payments, Inc.                                       19,850          635,398
Intuit, Inc. (a)                                             7,725          362,457
Mercury Interactive Corp. (a)                               10,125          300,206
PeopleSoft, Inc. (a)                                        27,275          499,133
QLogic Corp. (a)                                             9,075          313,178
Rational Software Corp. (a)                                 23,200          241,048
Siebel Systems, Inc. (a)                                    36,750          274,890
Symantec Corp. (a)                                          12,250          496,248
TIBCO Software, Inc. (a)                                    15,800           97,644
VERITAS Software Corp. (a)                                  27,525          429,941
                                                                      -------------
                                                                          5,021,605
                                                                      -------------
COMPUTER TECHNOLOGY  1.2%
Emulex Corp. (a)                                             7,900          146,545
Network Appliance, Inc. (a)                                 25,875          258,750
Synopsys, Inc. (a)                                           4,875          224,981
                                                                      -------------
                                                                            630,276
                                                                      -------------
ELECTRONICS  0.8%
Cymer, Inc. (a)                                              4,900          158,025
Skyworks Solutions, Inc. (a)                                27,500          237,050
                                                                      -------------
                                                                            395,075
                                                                      -------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS  2.7%
Broadcom Corp., Class A (a)                                 18,650          280,869
Fairchild Semiconductor International, Inc., Class A (a)    14,000          149,940
Intersil Corp., Class A (a)                                 11,975          166,932
Jabil Circuit, Inc. (a)                                      4,050           72,576
Marvell Technology Group Ltd. (a) (Bermuda)                  9,700          182,942
Microchip Technology, Inc.                                  16,300          398,535
National Semiconductor Corp. (a)                             8,300          124,583
                                                                      -------------
                                                                          1,376,377
                                                                      -------------
SOFTWARE & SERVICES  0.8%
Networks Associates, Inc. (a)                               18,300          294,447
Quest Software, Inc. (a)                                    10,400          107,224
                                                                      -------------
                                                                            401,671
                                                                      -------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                 SHARES         VALUE
TELECOMMUNICATIONS EQUIPMENT 0.2%
Comverse Technology, Inc. (a)                                9,950    $      99,699
                                                                      -------------
TOTAL TECHNOLOGY                                                          7,924,703
                                                                      -------------
TELECOMMUNICATION SERVICES  0.7%
WIRELESS TELECOMMUNICATION SERVICES  0.7%
Nextel Communications, Inc. (a)                             31,625          365,269
                                                                      -------------
TOTAL LONG-TERM INVESTMENTS  99.0%
    (Cost $51,803,017)                                                   50,566,414
                                                                      -------------
REPURCHASE AGREEMENT  2.2%
J.P. Morgan Securities, Inc. ($1,103,000 par collateralized by
    U.S. Government obligations in a pooled cash account,
    dated 12/31/02, to be sold on 1/2/03 at $1,103,052)
    (Cost $1,103,000)                                                     1,103,000
                                                                      -------------

TOTAL INVESTMENTS  101.2%
    (Cost $52,906,017)                                                   51,669,414

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.2)%                              (603,135)
                                                                      -------------

NET ASSETS  100%                                                      $  51,066,279
                                                                      =============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

ADR AMERICAN DEPOSITARY RECEIPT

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $52,906,017)                                            $  51,669,414
Cash                                                                                      822
Receivables:
  Fund Shares Sold                                                                     67,584
  Dividends                                                                             8,305
  Interest                                                                                 26
Other                                                                                  15,862
                                                                                -------------
    Total Assets                                                                   51,762,013
                                                                                -------------

LIABILITIES:
Payables:
  Fund Shares Repurchased                                                             364,915
  Investments Purchased                                                               145,011
  Distributor and Affiliates                                                           43,973
  Investment Advisory Fee                                                              34,222
  Administrative Fee                                                                   13,381
Accrued Expenses                                                                       72,004
Directors' Deferred Compensation and Retirement Plans                                  22,228
                                                                                -------------
    Total Liabilities                                                                 695,734
                                                                                -------------
NET ASSETS                                                                      $  51,066,279
                                                                                =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)     $ 132,919,948
Accumulated Net Investment Loss                                                      (563,514)
Net Unrealized Depreciation                                                        (1,236,603)
Accumulated Net Realized Loss                                                     (80,053,552)
                                                                                -------------
NET ASSETS                                                                      $  51,066,279
                                                                                =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $20,423,399 and 3,702,161 shares of beneficial interest issued and
    outstanding)                                                                $        5.52
    Maximum sales charge (5.75%* of offering price)                                      0.34
                                                                                -------------
    Maximum offering price to public                                            $        5.86
                                                                                =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $23,456,754 and 4,347,129 shares of beneficial interest issued and
     outstanding)                                                               $        5.40
                                                                                =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $7,186,126 and 1,333,169 shares of beneficial interest issued and
    outstanding)                                                                $        5.39
                                                                                =============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                                    $       69,797
Interest                                                                              8,198
                                                                             --------------
    Total Income                                                                     77,995
                                                                             --------------
EXPENSES:
Investment Advisory Fee                                                             214,344
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $28,906, $126,782 and $43,466, respectively)                                   199,154
Administrative Fee                                                                   73,853
Shareholder Reports                                                                  39,241
Shareholder Services                                                                 33,787
Custody                                                                              24,324
Directors' Fees and Related Expenses                                                 12,456
Legal                                                                                 8,542
Other                                                                                24,521
                                                                             --------------
    Total Expenses                                                                  630,222
    Less Credits Earned on Cash Balances                                              1,420
                                                                             --------------
    Net Expenses                                                                    628,802
                                                                             --------------
NET INVESTMENT LOSS                                                          $     (550,807)
                                                                             ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                            $   (8,891,171)
                                                                             --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                            (8,267)
  End of the Period                                                              (1,236,603)
                                                                             --------------
Net Unrealized Depreciation During the Period                                    (1,228,336)
                                                                             --------------
NET REALIZED AND UNREALIZED LOSS                                             $  (10,119,507)
                                                                             ==============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                   $  (10,670,314)
                                                                             ==============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                         SIX MONTHS ENDED      YEAR ENDED
                                                        DECEMBER 31, 2002     JUNE 30, 2002
                                                        -----------------    --------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                        $    (550,807)    $   (1,547,628)
Net Realized Loss                                             (8,891,171)       (36,267,200)
Net Unrealized Appreciation/Depreciation During the
    Period                                                    (1,228,336)         2,555,123
                                                           -------------     --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES          (10,670,314)       (35,259,705)
                                                           -------------     --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                     29,531,073         68,276,151
Cost of Shares Repurchased                                   (38,798,668)       (75,144,695)
                                                           -------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS            (9,267,595)        (6,868,544)
                                                           -------------     --------------
TOTAL DECREASE IN NET ASSETS                                 (19,937,909)       (42,128,249)
NET ASSETS:
Beginning of the Period                                       71,004,188        113,132,437
                                                           -------------     --------------
End of the Period (Including accumulated net investment
    loss of $(563,514) and $(12,707), respectively)        $  51,066,279     $   71,004,188
                                                           =============     ==============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            OCTOBER 25, 1999
                                     SIX MONTHS                              (COMMENCEMENT
                                       ENDED        YEAR ENDED JUNE 30,      OF INVESTMENT
                                    DECEMBER 31,   ---------------------     OPERATIONS) TO
                                       2002(a)      2002(a)      2001(a)    JUNE 30, 2000(a)
CLASS A SHARES                      --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                          $6.51        $9.49       $13.37           $10.00
                                         -----        -----       ------           ------
  Net Investment Loss                    (0.04)       (0.10)       (0.14)           (0.09)
  Net Realized and
    Unrealized Gain/Loss                 (0.95)       (2.88)       (3.57)            3.46
                                         -----        -----       ------           ------
Total from Investment
  Operations                             (0.99)       (2.98)       (3.71)            3.37
                                         -----        -----       ------           ------
Less Distributions from
  Net Realized Gain                        -0-          -0-        (0.17)             -0-
                                         -----        -----       ------           ------
NET ASSET VALUE, END
  OF THE PERIOD                          $5.52        $6.51       $ 9.49           $13.37
                                         =====        =====       ======           ======
Total Return (b)                        -15.34%*     -31.30%      -28.03%           33.70%*
Net Assets at End of
  the Period (In millions)               $20.4        $29.3       $ 44.7           $ 38.4
Ratio of Expenses to
  Average Net Assets                      1.76%        1.58%        1.58%            1.63%
Ratio of Net Investment
  Loss to Average Net Assets             (1.49)%      (1.29)%      (1.20)%          (1.04)%
Portfolio Turnover                         109%*        209%         146%             103%*

*    NON-ANNUALIZED
(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            OCTOBER 25, 1999
                                     SIX MONTHS                              (COMMENCEMENT
                                       ENDED        YEAR ENDED JUNE 30,      OF INVESTMENT
                                    DECEMBER 31,   ---------------------     OPERATIONS) TO
                                      2002(a)      2002(a)      2001(a)    JUNE 30, 2000(a)
CLASS B SHARES                     --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                          $6.40        $9.38       $13.31           $10.00
                                         -----        -----       ------           ------
  Net Investment Loss                    (0.06)       (0.15)       (0.22)           (0.16)
  Net Realized and
    Unrealized Gain/Loss                 (0.94)       (2.83)       (3.54)            3.47
                                         -----        -----       ------           ------
Total from Investment
  Operations                             (1.00)       (2.98)       (3.76)            3.31
                                         -----        -----       ------           ------
Less Distributions from
  Net Realized Gain                        -0-          -0-        (0.17)             -0-
                                         -----        -----       ------           ------
NET ASSET VALUE, END
  OF THE PERIOD                          $5.40        $6.40       $ 9.38           $13.31
                                         =====        =====       ======           ======
Total Return (b)                        -15.63%*     -31.77%      -28.53%           33.10%*
Net Assets at End of
  the Period (In millions)               $23.5        $30.4       $ 46.8           $ 40.5
Ratio of Expenses to
  Average Net Assets                      2.51%        2.33%        2.33%            2.38%
Ratio of Net Investment
  Loss to Average Net Assets             (2.24)%      (2.04)%      (1.95)%          (1.83)%
Portfolio Turnover                         109%*        209%         146%             103%*

*    NON-ANNUALIZED
(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            OCTOBER 25, 1999
                                     SIX MONTHS                              (COMMENCEMENT
                                       ENDED        YEAR ENDED JUNE 30,      OF INVESTMENT
                                    DECEMBER 31,   ---------------------     OPERATIONS) TO
                                       2002(a)      2002(a)      2001(a)    JUNE 30, 2000(a)
CLASS C SHARES                      --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                          $6.39        $9.38       $13.33           $10.00
                                         -----        -----       ------           ------
  Net Investment Loss                    (0.06)       (0.15)       (0.22)           (0.16)
  Net Realized and
    Unrealized Gain/Loss                 (0.94)       (2.84)       (3.56)            3.49
                                         -----        -----       ------           ------
TOTAL FROM INVESTMENT
  OPERATIONS                             (1.00)       (2.99)       (3.78)            3.33
                                         -----        -----       ------           ------
Less Distributions from
  Net Realized Gain                        -0-          -0-        (0.17)             -0-
                                         -----        -----       ------           ------
NET ASSET VALUE, END
  OF THE PERIOD                          $5.39        $6.39       $ 9.38           $13.33
                                         =====        =====       ======           ======
Total Return (b)                        -15.65%*     -31.88%      -28.64%           33.30%*
Net Assets at End of
  the Period (In millions)               $ 7.2        $11.2       $ 21.6           $ 20.0
Ratio of Expenses to
  Average Net Assets                      2.50%        2.33%        2.33%            2.38%
Ratio of Net Investment
  Loss to Average Net Assets             (2.23)%      (2.04)%      (1.95)%          (1.81)%
Portfolio Turnover                         109%*        209%         146%             103%*

*    NON-ANNUALIZED
(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund commenced operations on October 25, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $56,550,790, which will expire between June 30, 2009 and June 30, 2010.

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                    $54,963,514
                                                          ===========
  Gross tax unrealized appreciation                       $ 1,861,952
  Gross tax unrealized depreciation                        (5,156,052)
                                                          -----------
  Net tax unrealized depreciation on investments          $(3,294,100)
                                                          ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $1,420 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investments advice and facilities to the Fund for an annual fee payable monthly as follows:

  AVERAGE DAILY NET ASSETS                                  % PER ANNUM
  First $500 million                                             0.75%
  Next $500 million                                              0.70%
  Over $1 billion                                                0.65%

     The adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $1,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $7,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $33,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

be invested in the shares of those funds selected by the directors. Investments in such funds of $14,959 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $4,773.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $52,317,133, $58,636,836 and
$21,965,979 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                      SHARES           VALUE
   Sales:
     Class A                                          4,501,119    $ 25,815,363
     Class B                                            455,636       2,553,365
     Class C                                            209,442       1,162,345
                                                     ----------    ------------
   Total Sales                                        5,166,197    $ 29,531,073
                                                     ==========    ============
   Repurchases:
     Class A                                         (5,304,124)   $(30,465,409)
     Class B                                           (865,701)     (4,799,172)
     Class C                                           (635,927)     (3,534,087)
                                                     ----------    ------------
   Total Repurchases                                 (6,805,752)   $(38,798,668)
                                                     ==========    ============

     At June 30, 2002, capital aggregated $56,967,179, $60,882,643 and
$24,337,721 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES           VALUE
   Sales:
     Class A                                          6,490,547    $ 48,899,839
     Class B                                          1,773,717      13,577,019
     Class C                                            757,801       5,799,293
                                                    -----------    ------------
   Total Sales                                        9,022,065    $ 68,276,151
                                                    ===========    ============
   Repurchases:
     Class A                                         (6,698,940)   $(50,281,407)
     Class B                                         (2,009,469)    (15,122,152)
     Class C                                         (1,299,122)     (9,741,136)
                                                    -----------    ------------
   Total Repurchases                                (10,007,531)   $(75,144,695)
                                                    ===========    =============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 10,779 and 48,804 Class B Shares

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                     CONTINGENT DEFERRED SALES CHARGE
                                                         AS A PERCENTAGE OF DOLLAR
                                                         AMOUNT SUBJECT TO CHARGE
                                                     --------------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First                                                        5.00%        1.00%
Second                                                       4.00%        None
Third                                                        3.00%        None
Fourth                                                       2.50%        None
Fifth                                                        1.50%        None
Thereafter                                                   None         None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $5,600 and CDSC on redeemed shares of Classes B and C of approximately $44,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $61,912,128 and sales of $70,119,200 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $108,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $15,800. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $1,648,700 and $0 for Class B and Class C Shares respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN MID CAP GROWTH FUND


BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENTS LP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                     Van Kampen Funds Inc.
                     1 Parkview Plaza, P.O. Box 5555
                     Oakbrook Terrace, IL 60181-5555
                     www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                     Copyright(C)2003 Van Kampen Funds Inc. All rights reserved.
                     74, 174, 274                              Member NASD/SIPC.
                     MCG SAR 2/03                                9516B03-AP-2/03

VAN KAMPEN
VALUE FUND

SEMIANNUAL REPORT


DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]
GENERATIONS OF EXPERIENCE(TM)

                         TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS     1
                         ECONOMIC SNAPSHOT     2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS     4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS     5
                          TOP FIVE SECTORS     5
          Q&A WITH YOUR PORTFOLIO MANAGERS     6
                         GLOSSARY OF TERMS    10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS    11
                      FINANCIAL STATEMENTS    17
             NOTES TO FINANCIAL STATEMENTS    23

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    29

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.


            NOT FDIC INSURED.   MAY LOSE VALUE.   NO BANK GUARANTEE.

[SIDENOTE]

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)

Dec-00       1.1%
Mar-01      -0.6%
Jun-01      -1.6%
Sep-01      -0.3%
Dec-01       2.7%
Mar-02       5.0%
Jun-02       1.3%
Sep-02       4.0%
Dec-02       0.7%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

          INTEREST RATES       INFLATION
Dec-00             6.50%           3.40%
Jan-01             5.50%           3.70%
Feb-01             5.50%           3.50%
Mar-01             5.00%           2.90%
Apr-01             4.50%           3.30%
May-01             4.00%           3.60%
Jun-01             3.75%           3.20%
Jul-01             3.75%           2.70%
Aug-01             3.50%           2.70%
Sep-01             3.00%           2.60%
Oct-01             2.50%           2.10%
Nov-01             2.00%           1.90%
Dec-01             1.75%           1.60%
Jan-02             1.75%           1.10%
Feb-02             1.75%           1.10%
Mar-02             1.75%           1.50%
Apr-02             1.75%           1.60%
May-02             1.75%           1.20%
Jun-02             1.75%           1.10%
Jul-02             1.75%           1.50%
Aug-02             1.75%           1.80%
Sep-02             1.75%           1.50%
Oct-02             1.75%           2.00%
Nov-02             1.25%           2.20%
Dec-02             1.25%           2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                                A SHARES     B SHARES     C SHARES
Six-month total return based on NAV(1)           -16.20%      -16.37%      -16.47%
Six-month total return(2)                        -21.05%      -20.55%      -17.30%
One-year total return(2)                         -29.30%      -29.28%      -26.39%
Five-year average annual total return(2)          -3.74%       -3.65%       -3.37%
Life-of-Fund average annual total return(2)       -3.09%       -2.80%       -2.82%
Commencement date                                 7/7/97       7/7/97       7/7/97

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

1.  HEALTH NET                                   4.1%
    Provides health care services to customers in the western and northeastern United States.

2.  TYCO INTERNATIONAL                           3.2%
    Manufactures electrical components, communication systems, medical supplies, and fire-detection systems.

3.  MERCK                                        2.6%
    Develops human and animal health-care products.

4.  PNC FINANCIAL SERVICES                       2.6%
    Operates businesses engaged in regional community banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund services.

5.  PARKER-HANNIFIN                              2.4%
    Manufactures motion-control products and fluid power systems used in industrial and aerospace applications.

6.  BANK OF AMERICA                              2.3%
    Provides financial services to customers and businesses throughout the United States.

7.  US BANCORP                                   2.1%
    Provides corporate trust services, including banking, asset management, and investment services.

8.  WYETH                                        2.0%
    Develops a diversified line of health-care and agricultural products.

9.  WACHOVIA                                     1.9%
    Provides a range of commercial and retail banking and trust services in the U.S. and overseas.

10. BEST BUY                                     1.8%
    Sells home office products, consumer electronics, entertainment software and appliances.

+ SUBJECT TO CHANGE. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY
  AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

[CHART]

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

                                   DECEMBER 31, 2002          JUNE 30, 2002
Financial Services                           26.9%                 27.5%
Heavy Industry/Transportation                17.7%                 14.6%
Health Care                                  14.1%                 12.5%
Basic Resources                               7.5%                  7.3%
Technology                                    7.9%                 11.4%

* SUBJECT TO CHANGE DAILY.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE SIX-MONTH PERIOD THAT ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S LARGE CAP VALUE TEAM. CURRENT MEMBERS(1) INCLUDE RICHARD BEHLER, MANAGING DIRECTOR; BRIAN KRAMP, EXECUTIVE DIRECTOR; AND ERIC SCHARPF, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.


Q   HOW DID THE FUND PERFORM DURING THE SECOND HALF OF 2002?

A   For the six months ended December 31, 2002, the fund returned -16.20 percent, compared to -10.29 percent for the Standard & Poor's 500 Index and -11.29 percent for the Russell 1000(R) Value Index.

    PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/ REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE RUSSELL 1000(R) VALUE INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF LARGE-CAPITALIZATION VALUE STOCKS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THE INDEXES REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    Although many of the fund's holdings performed quite well during the period, several investments were major disappointments. Their poor results were responsible for much of the fund's relative underperformance compared to the Russell 1000 Value(R) Index.

Q   HOW WOULD YOU DESCRIBE THE RECENT MARKET ENVIRONMENT?

A   There were two very different sets of conditions during the reporting period. The third quarter was extremely difficult for stocks of all types. Between July and September, the broad stock market fell 17 percent--the worst quarterly performance for the S&P 500 in 15 years. The poor results stemmed from a variety of concerns, including the potential for a double-dip recession, weaker-than-expected corporate earnings, ongoing accounting problems and the growing possibility of war in Iraq.

    The fourth quarter, however, was a far better climate for stock investing. Driven by low interest rates--sent even lower in November when the Federal Reserve Board cut rates by a surprising half-percentage point--consumer spending remained strong and the economy showed continued signs of recovery. With economic optimism mounting, the market rally was led by economically sensitive stocks, especially in the formerly hard-hit telecommunications and technology sectors.

Q   IN LIGHT OF THIS ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

A   Regardless of current market conditions, we always follow a strict investment discipline to choose value stocks for the fund's portfolio. Our strategy is designed to lead us to quality companies available at attractive current valuations. To identify investments for the fund, we use a three-step process.

    We begin by seeking stocks whose prices are low relative to their underlying earnings per share. In our opinion, a company's price-to-earnings (P/E) ratio is a good way to begin measuring a stock's value. Of those stocks whose valuations are low enough to warrant further analysis, we focus on those that underperformed the overall stock market during the previous year to 18 months. Finally, we look closely at the companies whose earnings we expect to grow or remain stable during the upcoming year. This process provides us with a small group of stocks to research further. After additional valuation and fundamental analysis, we select those companies we think represent the best value opportunities for the fund.

    Another way we seek to manage risk is to favor companies displaying large amounts of free cash flow. Though emphasizing free cash flow is not a new focus for us, we paid extra attention to this attribute because of the number of companies facing scrutiny over their debt-repayment schedules and their accounting methods. Finally, we increasingly focused on moderating the fund's investment risk. Accordingly, we sought to scale back our holdings in certain securities to prevent them from occupying too large a percentage of fund assets.

Q   CAN YOU CITE A FEW STOCKS THAT HELPED FUND PERFORMANCE?

A   We saw strong performance from our investment in Tyco International, a conglomerate that sells everything from electronics components to home security systems. During the first half of the year, Tyco's shares fell precipitously in response to accounting questions and a corporate-governance scandal involving the company's former chief executive. As we discussed in our mid-year report, however, we maintained confidence in the company and believed that investors were failing to recognize its full value. Our confidence was rewarded during the past six months, as Tyco shares rose 24 percent during that time.

    Amdocs, which provides billing,
back-office support and consulting services to telecommunications businesses, was another stock that helped fund results. Since the stock market bubble burst in early 2000, telecommunications stocks have been the hardest hit. Their troubles in recent years hurt Amdocs's bottom line. In the fourth quarter, however, the company's earnings strengthened, and our continued patience with this stock benefited fund results.

    KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 5.

Q   WHAT WERE SOME OF THE STOCKS THAT HINDERED FUND PERFORMANCE IN THE PERIOD?

A   By far the weakest performer for the fund was HealthSouth, the leading provider of health-care rehabilitation services in the United States. HealthSouth alone was to blame for nearly half of the fund's underperformance relative to the Russell 1000(R) Value Index. The company's stock tumbled after revelations that the company had been in appropriately billing Medicare for services provided to its rehab patients. Investors fled the stock when it became clear that correcting the problems would lower earnings dramatically. In an approximately one-month period between August and September, HealthSouth's stock plummeted 75 percent. Unfortunately, the stock represented one of the fund's largest positions at the time. Despite the loss, we continue to own a position in HealthSouth because we believe the company offers unrealized value. Late in 2002, the stock recouped a portion of its losses, and we are hopeful about the potential for further improvement.

    An investment in Computer Sciences also hurt fund performance--though to a much lesser extent than HealthSouth. Computer Sciences provides computer-outsourcing services for commercial and government clients. After announcing disappointing quarterly earnings, the company's stock fell sharply during the third quarter. Though it recovered somewhat in the fourth quarter, Computer Sciences was still down 17 percent for the full six months.

Q   WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND?

A   We're confident about our style of low-P/E value investing and its potential to perform well in the coming year. As long as low-valuation stocks are recognized for their investment potential--a trend that more or less has been the case for nearly three years now--we believe the fund may continue to be well positioned. The president's proposal to eliminate the double taxation of corporate profits--dividends--is another reason for potential optimism. If the plan passes in some form, dividend-paying stocks should benefit. The fund's dividend yield has tended to be relatively high, so such a situation could be favorable for our shareholders. Regardless of what happens in the market, in the econ-omy, or in Washington, D.C., we will continue to stick to our stock-selection discipline, adding investments to the fund that we believe are more valuable than their current prices would suggest.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS                       A HELPFUL GUIDE TO SOME OF THE COMMON
                                        TERMS YOU'RE LIKELY TO SEE IN THIS
                                        REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Essential characteristics of a company, such as its revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PRICE-TO-EARNINGS (P/E) RATIO: The multiple of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high ratio means investors are optimistic about future growth and, as a result, have bid up the stock's price.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

SALES CHARGE: Also referred to as the load, this is a fee paid by an investor to acquire shares in a mutual fund.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS                 THE FOLLOWING PAGES DETAIL YOUR FUND'S
DECEMBER 31, 2002 (UNAUDITED)           PORTFOLIO OF INVESTMENTS AT THE END OF
                                        THE REPORTING PERIOD.

                                                               MARKET
DESCRIPTION                                      SHARES         VALUE
COMMON STOCKS 99.9%
BASIC RESOURCES  7.5%
BASIC CHEMICALS  4.5%
Air Products & Chemicals, Inc.                   45,900      $ 1,962,225
Dow Chemical Co.                                 19,000          564,300
E.I. du Pont de Nemours & Co.                    27,000        1,144,800
IMC Global, Inc.                                 69,000          736,230
PPG Industries, Inc.                             26,400        1,323,960
                                                             -----------
                                                               5,731,515
                                                             -----------
NON-FERROUS METALS  0.3%
CVRD ADR (a) (Brazil)                            15,000          433,650
                                                             -----------
SPECIALTY CHEMICALS  2.7%
Engelhard Corp.                                  71,500        1,598,025
Rohm & Haas Co.                                  55,800        1,812,384
                                                             -----------
                                                               3,410,409
                                                             -----------
TOTAL BASIC RESOURCES                                          9,575,574
                                                             -----------
BEVERAGE & HOUSEHOLD PRODUCTS  1.3%
HOUSEHOLD PRODUCTS  1.3%
Fortune Brands, Inc.                             36,100        1,679,011
                                                             -----------
CONSUMER DISCRETIONARY  1.8%
SPECIALTY RETAIL  1.8%
Best Buy Co., Inc.(a)                            97,000        2,342,550
                                                             -----------
CONSUMER DURABLES  4.2%
AUTOMOBILES  0.4%
Ford Motor Co.                                   64,500          599,850
                                                             -----------
BUILDING & HOUSING  0.8%
Masco Corp.                                      47,200          993,560
                                                             -----------
FURNISHING & APPLIANCES  3.0%
Maytag Corp.                                     32,500          926,250
Stanley Works (The)                              20,800          719,264
Whirlpool Corp.                                  41,500        2,167,130
                                                             -----------
                                                               3,812,644
                                                             -----------
TOTAL CONSUMER DURABLES                                        5,406,054
                                                             -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                       11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                               MARKET
DESCRIPTION                                      SHARES         VALUE
ENERGY 7.3%
OIL-DOMESTIC & CRUDE  3.9%
Amerada Hess Corp.                               12,100      $   666,105
Anadarko Petroleum Corp.                         28,100        1,345,990
ConocoPhillips                                   14,600          706,494
Kerr-McGee Corp.                                 10,600          469,580
Marathon Oil Co.                                 33,100          704,699
Occidental Petroleum Corp.                       38,600        1,098,170
                                                             -----------
                                                               4,991,038
                                                             -----------
OIL-INTERNATIONAL  2.8%
BP plc ADR (United Kingdom)                      31,100        1,264,215
ChevronTexaco Corp.                              19,700        1,309,656
Royal Dutch Petroleum Co. (Netherlands)          22,200          977,244
                                                             -----------
                                                               3,551,115
                                                             -----------
OIL-OFFSHORE DRILLING  0.3%
Nabors Industries, Ltd.(a) (Barbados)            11,700          412,659
                                                             -----------
OIL-WELL EQUIPMENT & SERVICES  0.3%
Cooper Cameron Corp.(a)                           8,200          408,524
                                                             -----------
TOTAL ENERGY                                                   9,363,336
                                                             -----------
FINANCIAL SERVICES  26.9%
BANKS  12.6%
Bank of America Corp.                            42,300        2,942,811
City National Corp.                              33,000        1,451,670
FleetBoston Financial Corp.                      11,000          267,300
PNC Bank Corp.                                   80,300        3,364,570
US Bancorp.                                     127,300        2,701,306
Wachovia Corp.                                   67,400        2,456,056
Washington Mutual, Inc.                          62,200        2,147,766
Wells Fargo & Co.                                17,100          801,477
                                                             -----------
                                                              16,132,956
                                                             -----------
CREDIT & FINANCE  3.5%
CIT Group, Inc.(a)                               56,200        1,101,520
Citigroup, Inc.                                  54,100        1,903,779
Fannie Mae                                       12,100          778,393
Freddie Mac                                      13,000          767,650
                                                             -----------
                                                               4,551,342
                                                             -----------
DIVERSIFIED FINANCIALS  1.5%
J.P. Morgan Chase & Co. (b)                      32,900          789,600
MBNA Corp.                                       59,400        1,129,788
                                                             -----------
                                                               1,919,388
                                                             -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       12

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                               MARKET
DESCRIPTION                                      SHARES        VALUE
INSURANCE 8.9%
ACE Ltd. (Cayman Islands)                        23,300      $   683,622
Allstate Corp.                                   49,000        1,812,510
Erie Indemnity Co., Class A                      48,400        1,754,984
Everest Re Group Ltd. (Barbados)                 26,100        1,443,330
Hartford Financial Services Group, Inc.          34,200        1,553,706
MGIC Investment Corp.                             9,500          392,350
Prudential Financial, Inc.                        9,100          288,834
St. Paul Cos., Inc.                              59,400        2,022,570
Travelers Property Casualty Corp.(a)              4,600           67,390
Travelers Property Casualty Corp., Class A(a)    31,200          457,080
UnumProvident Corp.                              52,900          927,866
                                                             -----------
                                                              11,404,242
                                                             -----------
INVESTMENT BANKING & BROKERAGE  0.4%
Lehman Brothers Holdings, Inc.                   10,000          532,900
                                                             -----------
TOTAL FINANCIAL SERVICES                                      34,540,828
                                                             -----------
HEALTH CARE  14.1%
DRUGS  6.3%
Bristol-Myers Squibb Co.                         95,600        2,213,140
Merck & Co., Inc.                                59,600        3,373,956
Wyeth                                            67,900        2,539,460
                                                             -----------
                                                               8,126,556
                                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES  1.1%
Beckman Coulter, Inc.                            46,200        1,363,824
                                                             -----------
HEALTH SERVICES  6.7%
Cigna Corp.                                      35,000        1,439,200
Health Net, Inc.(a)                             198,800        5,248,320
HEALTHSOUTH Corp.(a)                            442,000        1,856,400
                                                             -----------
                                                               8,543,920
                                                             -----------
TOTAL HEALTH CARE                                             18,034,300
                                                             -----------
HEAVY INDUSTRY/TRANSPORTATION  17.7%
AIR TRANSPORTATION  0.3%
Delta Air Lines, Inc.                            35,600          430,760
                                                             -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                       13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                               MARKET
DESCRIPTION                                     SHARES         VALUE
BUSINESS SERVICES 0.9%
Waste Management, Inc.                           49,800      $ 1,141,416
                                                             -----------
ELECTRICAL EQUIPMENT  1.7%
Cooper Industries Ltd., Class A (Bermuda)        31,700        1,155,465
Honeywell International, Inc.                    42,000        1,008,000
                                                             -----------
                                                               2,163,465
                                                             -----------
MACHINERY  6.6%
Caterpillar, Inc.                                20,500          937,260
Cummins Engine Co., Inc.                         45,200        1,271,476
Eaton Corp.                                      24,700        1,929,317
Navistar International Corp.(a)                  46,700        1,135,277
Parker-Hannifin Corp.                            67,900        3,132,227
                                                             -----------
                                                               8,405,557
                                                             -----------
MISCELLANEOUS INDUSTRIALS  6.8%
Dover Corp.                                      17,000          495,720
Ingersoll-Rand Co., Class A (Bermuda)            41,700        1,795,602
Textron, Inc.                                    12,300          528,777
Tyco International Ltd (Bermuda)                245,300        4,189,724
United Technologies Corp.                        27,100        1,678,574
                                                             -----------
                                                               8,688,397
                                                             -----------
RAILROADS  0.5%
Burlington Northern Railroad Co.                 22,100          574,821
                                                             -----------
SHIPPING & FREIGHT  0.9%
CNF Transportation, Inc.                         36,200        1,203,288
                                                             -----------
TOTAL HEAVY INDUSTRY/TRANSPORTATION                           22,607,704
                                                             -----------
MATERIALS  3.5%
BUILDING MATERIALS & COMPONENTS  0.5%
Black & Decker Corp.                             16,400          703,396
                                                             -----------
CHEMICALS  1.5%
Lubrizol Corp.                                   63,900        1,948,950
                                                             -----------
PAPER & FOREST PRODUCTS  1.5%
International Paper Co.                          27,400          958,178
Weyerhaeuser Co.                                 18,500          910,385
                                                             -----------
                                                               1,868,563
                                                             -----------
TOTAL MATERIALS                                                4,520,909
                                                             -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       14

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                   MARKET
DESCRIPTION                                            SHARES      VALUE
RETAIL 4.5%
APPAREL  3.1%
Liz Claiborne, Inc.                                    73,200   $  2,170,380
V.F. Corp.                                             51,100      1,842,155
                                                                ------------
                                                                   4,012,535
                                                                ------------
DEPARTMENT STORES  0.1%
Federated Department Stores                             3,200         92,032
                                                                ------------
FOOD RETAILERS  0.6%
Kroger Co.(a)                                          49,200        760,140
                                                                ------------
RESTAURANTS  0.7%
Yum! Brands, Inc.(a)                                   38,100        922,782
                                                                ------------
TOTAL RETAIL                                                       5,787,489
                                                                ------------
TECHNOLOGY  7.9%
COMPUTERS & OFFICE EQUIPMENT  3.0%
Hewlett-Packard Co.                                    85,200      1,479,072
Lexmark International, Inc.(a)                         38,500      2,329,250
                                                                ------------
                                                                   3,808,322
                                                                ------------
ELECTRONICS  1.4%
Arrow Electronics, Inc.(a)                             67,500        863,325
Avnet, Inc.(a)                                         67,200        727,776
Axcelis Technologies, Inc.(a)                          34,400        192,950
                                                                ------------
                                                                   1,784,051
                                                                ------------
SOFTWARE & SERVICES  3.1%
Amdocs Ltd.(a) (United Kingdom)                       134,900      1,324,718
Check Point Software Technologies Ltd.(a) (Israel)     49,000        635,530
Computer Sciences Corp.(a)                             58,100      2,001,545
                                                                ------------
                                                                   3,961,793
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT  0.4%
Scientific-Atlanta, Inc.                               51,500        610,790
                                                                ------------
TOTAL TECHNOLOGY                                                  10,164,956
                                                                ------------
UTILITIES  3.2%
ELECTRIC POWER  1.3%
CenterPoint Energy, Inc.                               57,200        486,200
Duke Energy Corp.                                      40,900        799,186
NiSource, Inc.                                         19,900        398,000
                                                                ------------
                                                                   1,683,386
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                       15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                     MARKET
DESCRIPTION                                                              SHARES      VALUE
TELEPHONE SERVICES 1.9%
SBC Communications, Inc.                                                 41,300    $  1,119,643
Verizon Communications, Inc.                                             34,400       1,333,000
                                                                                   ------------
                                                                                      2,452,643
                                                                                   ------------
TOTAL UTILITIES                                                                       4,136,029
                                                                                   ------------
TOTAL INVESTMENTS  99.9%
    (Cost $132,160,060)                                                             128,158,740

OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%                                              53,757
                                                                                   ------------
NET ASSETS  100%                                                                   $128,212,497
                                                                                   ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b) AFFILIATED COMPANY.

ADR--AMERICAN DEPOSITARY RECEIPT

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $132,160,060)                                           $128,158,740
Receivables:
  Investments Sold                                                                   840,688
  Dividends                                                                          199,686
  Fund Shares Sold                                                                   151,356
Other                                                                                 31,986
                                                                                ------------
    Total Assets                                                                 129,382,456
                                                                                ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                            310,829
  Investments Purchased                                                              248,033
  Distributor and Affiliates                                                         103,323
  Investment Advisory Fee                                                             78,762
  Administrative Fee                                                                  31,618
  Directors' Fee                                                                         304
Accrued Expenses                                                                     357,220
Directors' Deferred Compensation and Retirement Plans                                 39,870
                                                                                ------------
    Total Liabilities                                                              1,169,959
                                                                                ------------
NET ASSETS                                                                      $128,212,497
                                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized )    $175,066,855
Accumulated Net Investment Income                                                    131,234
Net Unrealized Depreciation                                                       (4,001,320)
Accumulated Net Realized Loss                                                    (42,984,272)
                                                                                ------------
NET ASSETS                                                                      $128,212,497
                                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $53,348,215 and 6,207,319 shares of beneficial interest issued and
    outstanding)                                                                $       8.59
    Maximum sales charge (5.75%* of offering price)                                     0.52
                                                                                ------------
    Maximum offering price to public                                            $       9.11
                                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $59,806,902 and 7,183,891 shares of beneficial interest issued
    and outstanding)                                                            $       8.32
                                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $15,057,380 and 1,809,772 shares of beneficial interest issued
    and outstanding)                                                            $       8.32
                                                                                ============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                                       $  1,404,791
Interest                                                                              15,690
                                                                                ------------
    Total Income                                                                   1,420,481
                                                                                ------------
EXPENSES:
Investment Advisory Fee                                                              527,047
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $66,655, $316,465 and $75,902, respectively)                                    459,022
Administrative Fee                                                                   168,902
Shareholder Services                                                                  34,107
Custody                                                                               13,794
Legal                                                                                 11,911
Directors' Fees and Related Expenses                                                  10,191
Amortization of Organizational Costs                                                      21
Other                                                                                 69,321
                                                                                ------------
    Total Expenses                                                                 1,294,316
    Investment Advisory Fee Reduction                                                 46,754
    Less Credits Earned on Cash Balances                                                 690
                                                                                ------------
    Net Expenses                                                                   1,246,872
                                                                                ------------
NET INVESTMENT INCOME                                                           $    173,609
                                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                               $(22,047,982)
                                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                             (7,175)
  End of the Period                                                               (4,001,320)
                                                                                ============
Net Unrealized Depreciation During the Period                                     (3,994,145)
                                                                                ------------
NET REALIZED AND UNREALIZED LOSS                                                $(26,042,127)
                                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                      $(25,868,518)
                                                                                ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                      DECEMBER 31, 2002     JUNE 30, 2002
                                                      -----------------     --------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                                 $    173,609       $   (321,760)
Net Realized Loss                                           (22,047,982)        (6,987,515)
Net Unrealized Depreciation During the Period                (3,994,145)       (22,479,989)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES                                     (25,868,518)       (29,789,264)
                                                           ------------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                    61,650,172         51,374,494
Cost of Shares Repurchased                                  (67,067,630)       (44,804,177)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS                                       (5,417,458)         6,570,317
                                                           ------------       ------------
TOTAL DECREASE IN NET ASSETS                                (31,285,976)       (23,218,947)
NET ASSETS:
Beginning of the Period                                     159,498,473        182,717,420
                                                           ------------       ------------
End of the Period (Including accumulated net
  investment income/loss of $131,234 and $(42,375),
  respectively)                                            $128,212,497       $159,498,473
                                                           ============       ============

SEE NOTES TO FINANCIAL STATEMENTS

                                        THE FOLLOWING SCHEDULE PRESENTS
FINANCIAL HIGHLIGHTS                    LIGHTS FOR ONE SHARE OF THE FUND
(UNAUDITED)                             OUTSTANDING THROUGHOUT THE PERIODS
                                        INDICATED.

                                                                                                           JULY 7, 1997
                                         SIX MONTHS                                                       (COMMENCEMENT
                                           ENDED                     YEAR ENDED JUNE 30,                   OF INVESTMENT
CLASS A SHARES                           DECEMBER 31,----------------------------------------------------  OPERATIONS) TO
                                           2002(a)         2002(a)      2001(a)      2000(a)      1999(a)  JUNE 30,1998(a)
                                        ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                              $10.25         $12.05       $ 9.07       $10.88       $10.53         $10.00
                                             ------         ------       ------       ------       ------         ------
  Net Investment Income                        0.03           0.03         0.05         0.05         0.07           0.11
  Net Realized and Unrealized
    Gain/Loss                                 (1.69)         (1.83)        2.94        (1.85)        0.51           0.56
                                             ------         ------       ------       ------       ------         ------
Total from Investment
  Operations                                  (1.66)         (1.80)        2.99        (1.80)        0.58           0.67
                                             ------         ------       ------       ------       ------         ------
Less:
  Distributions from Net
    Investment Income                           -0-            -0-        (0.01)       (0.01)       (0.06)         (0.09)
  Distributions from Net
    Realized Gain                               -0-            -0-          -0-          -0-        (0.17)         (0.05)
                                             ------         ------       ------       ------       ------         ------
Total Distributions                             -0-            -0-        (0.01)       (0.01)       (0.23)         (0.14)
                                             ------         ------       ------       ------       ------         ------
NET ASSET VALUE, END
  OF THE PERIOD                              $ 8.59         $10.25       $12.05       $ 9.07       $10.88         $10.53
                                             ======         ======       ======       ======       ======         ======
Total Return*(b)                             -16.20%**      -15.01        33.06%      -16.56%        5.83%          6.74%**
Net Assets at End of
  the Period (In millions)                   $ 53.3         $ 61.9       $ 66.4       $ 52.6       $ 95.2        $ 137.4
Ratio of Expenses to Average
  Net Assets*                                  1.45%          1.45%        1.45%        1.45%        1.45%          1.45%
Ratio of Net Investment
  Income to Average

  Net Assets*                                  0.72%          0.27%        0.42%        0.49%        0.74%          1.02%
Portfolio Turnover                               37%**          43%         100%         104%          64%            38%**

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets(c)                                1.52%          1.45%        1.47%        1.53%        1.48%          1.60%
Ratio of Net Investment
  Income to Average
  Net Assets(c)                                0.65%          0.27%        0.40%        0.41%        0.73%          0.88%

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) FOR YEAR ENDED JUNE 30, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBUSEMENT OF CERTAIN EXPENSES WAS LESS THEN .01%.

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                        THE FOLLOWING SCHEDULE PRESENTS
FINANCIAL HIGHLIGHTS                    FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
(UNAUDITED)                             THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIODS INDICATED.

                                                                                                            JULY 7, 1997
                                         SIX MONTHS                                                        (COMMENCEMENT
                                           ENDED                     YEAR ENDED JUNE 30,                   OF INVESTMENT
CLASS B SHARES                           DECEMBER 31,----------------------------------------------------  OPERATIONS) TO
                                           2002(a)         2002(a)      2001(a)      2000(a)      1999(a)  JUNE 30,1998(a)
                                        ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                              $9.96          $11.85      $ 8.98        $10.84       $10.51         $10.00
                                             -----          ------       -----        ------       ------         ------
  Net Investment
    Income/Loss                                -0-(c)        (0.05)      (0.03)        (0.03)         -0-(c)        0.03
  Net Realized and Unrealized
    Gain/Loss                                (1.64)          (1.84)       2.90         (1.83)        0.51           0.56
                                             -----          ------       -----        ------       ------         ------
Total from Investment
  Operations                                 (1.64)          (1.89)       2.87         (1.86)        0.51           0.59
                                             -----          ------       -----        ------       ------         ------
Less:
  Distributions from Net
    Investment Income                          -0-             -0-         -0-           -0-        (0.01)         (0.03)
  Distributions from Net
    Realized Gain                              -0-             -0-         -0-           -0-        (0.17)         (0.05)
                                             -----          ------       -----        ------       ------         ------
Total Distributions                            -0-             -0-         -0-           -0-        (0.18)         (0.08)
                                             -----          ------       -----        ------       ------         ------
NET ASSET VALUE, END
  OF THE PERIOD                              $8.32          $ 9.96      $11.85        $ 8.98       $10.84         $10.51
                                             =====          ======      ======        ======       ======         ======
Total Return*(b)                            -16.37%**       -15.95%      31.96%       -17.16%        5.02%          6.01%**
Net Assets at End
  of the Period (In millions)                $59.8          $ 79.3      $ 94.6        $ 70.4       $128.0         $142.7
Ratio of Expenses to Average
  Net Assets*                                 2.20%           2.20%       2.20%         2.20%        2.20%          2.20%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                (0.05)%         (0.44)%     (0.33)%       (0.26)%      (0.03)%         0.28%
Portfolio Turnover                              37%**           43%        100%          104%          64%            38%**

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                  2.27%           2.21%       2.22%         2.28%        2.23%          2.35%
Ratio of Net Investment
  Income to Average Net
  Assets                                     (0.12)%         (0.45)%     (0.35)%       (0.34)%      (0.05)%         0.14%

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS

                                        THE FOLLOWING SCHEDULE PRESENTS
FINANCIAL HIGHLIGHTS                    FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
(UNAUDITED)                             THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIODS INDICATED.

                                                                                                           JULY 7, 1997
                                         SIX MONTHS                                                       (COMMENCEMENT
                                           ENDED                     YEAR ENDED JUNE 30,                   OF INVESTMENT
CLASS C SHARES                           DECEMBER 31,----------------------------------------------------  OPERATIONS) TO
                                           2002(a)         2002(a)      2001(a)      2000(a)      1999(a)  JUNE 30,1998(a)
                                        ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                               $9.96         $11.84      $ 8.97        $10.83       $10.50        $10.00
                                              -----         ------      ------        ------       ------        ------
  Net Investment
    Income/Loss                                 -0-(c)       (0.05)      (0.04)        (0.03)         -0-(c)       0.03
  Net Realized and Unrealized
    Gain/Loss                                 (1.64)         (1.83)       2.91         (1.83)        0.51          0.55
                                              -----         ------      ------        ------       ------        ------
Total From Investment
  Operations                                  (1.64)         (1.88)       2.87         (1.86)        0.51          0.58
                                              -----         ------      ------        ------       ------        ------
Less:
  Distributions from Net
    Investment Income                           -0-            -0-         -0-           -0-        (0.01)        (0.03)
  Distributions from
    Net Realized Gain                           -0-            -0-         -0-           -0-        (0.17)        (0.05)
                                              -----         ------      ------        ------       ------        ------
Total Distributions                             -0-            -0-         -0-           -0-        (0.18)        (0.08)
                                              -----         ------      ------        ------       ------        ------
NET ASSET VALUE, END
  OF THE PERIOD                               $8.32         $ 9.96      $11.84        $ 8.97       $10.83        $10.50
                                              =====         ======      ======        ======       ======        ======
Total Return*(b)                             -16.47%**      -15.95%      32.11%       -17.17%        5.13%         5.83%**
Net Assets at End of
  the Period (In millions)                    $15.1         $ 18.3      $ 21.7        $ 14.6       $ 29.1        $ 35.6
Ratio of Expenses to Average
  Net Assets*                                  2.20%          2.20%       2.20%         2.20%        2.20%         2.20%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                 (0.04)%        (0.44)%     (0.33)%       (0.29)%      (0.02)%        0.29%
Portfolio Turnover                               37%**          43%        100%          104%          64%           38%**

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                   2.27%          2.21%       2.22%         2.28%        2.23%         2.35%
Ratio of Net Investment
  Income to Average
  Net Assets                                  (0.11)%        (0.45)%     (0.35)%       (0.37)%      (0.03)%        0.15%

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios. The Fund commenced operations on July 7, 1997.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $18,760,749, which will expire between June 30, 2007 and June 30, 2010.

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                      $ 132,439,314
                                                            =============
  Gross tax unrealized appreciation                         $  11,463,528
  Gross tax unrealized depreciation                           (15,744,102)
                                                            -------------
  Net tax unrealized depreciation on investments            $  (4,280,574)
                                                            =============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Net realized gains or losses may differ for financial and tax purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $690 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                                % PER ANNUM
First $500 million                                                         0.85%
Next $500 million                                                          0.80%
Over $1 billion                                                            0.75%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP ( The "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $46,754 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $2,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $9,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $34,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $30,023 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $6,801.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $69,843,263, $84,134,683 and
$21,088,909 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                            SHARES          VALUE
   Sales:
     Class A                               6,334,161     $ 54,206,208
     Class B                                 672,158        5,483,785
     Class C                                 240,805        1,960,179
                                          ----------     ------------
   Total Sales                             7,247,124     $ 61,650,172
                                          ==========     ============

   Repurchases:
     Class A                              (6,171,344)    $(52,792,736)
     Class B                              (1,449,318)     (12,070,711)
     Class C                                (264,390)      (2,204,183)
                                          ----------     ------------
   Total Repurchases                      (7,885,052)    $(67,067,630)
                                          ==========     ============

     At June 30, 2002, capital aggregated $68,429,791, $90,721,609 and
$21,332,913 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                            SHARES          VALUE
   Sales:
     Class A                               2,218,827     $ 25,064,891
     Class B                               1,873,148       20,803,574
     Class C                                 491,148        5,506,029
                                          ----------     ------------
   Total Sales                             4,583,123     $ 51,374,494
                                          ==========     ============

   Repurchases:
     Class A                              (1,682,968)    $(18,870,999)
     Class B                              (1,896,788)     (20,563,127)
     Class C                                (492,455)      (5,370,051)
                                          ----------     ------------
   Total Repurchases                      (4,072,211)    $(44,804,177)
                                          ==========     ============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 8,440 and 41,136 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                           CONTINGENT DEFERRED SALES CHARGE
                                              AS A PERCENTAGE OF DOLLAR
                                               AMOUNT SUBJECT TO CHARGE
                                          ---------------------------------
YEAR OF REDEMPTION                              CLASS B       CLASS C
First                                             5.00%         1.00%
Second                                            4.00%          None
Third                                             3.00%          None
Fourth                                            2.50%          None
Fifth                                             1.50%          None
Thereafter                                        None           None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $14,700 and CDSC on redeemed shares of Classes B and C of approximately $100,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $49,672,596 and sales of $53,596,685 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $262,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $39,400. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $1,987,500 and $0 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENTS LP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                     Van Kampen Funds Inc.
                     1 Parkview Plaza, P.O. Box 5555
                     Oakbrook Terrace, IL 60181-5555
                     www.vankampen.com


                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(TM)

                     Copyright(C)2003 Van Kampen Funds Inc. All rights reserved.
                     467, 567, 667                             Member NASD/SIPC.
                     MSVL SAR 2/03                               9528B03-AP-2/03

VAN KAMPEN

WORLDWIDE HIGH INCOME FUND

SEMIANNUAL REPORT

DECEMBER 31, 2002

[PHOTO OF CHILDREN AT SCIENCE FAIR]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                          TOP FIVE COUNTRIES     5
            Q&A WITH YOUR PORTFOLIO MANAGERS     6
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    23
               NOTES TO FINANCIAL STATEMENTS    29

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    38
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    39

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.

REGARDLESS OF THE MARKET ENVIRONMENT, YOUR INVESTMENT GOALS DON'T GO AWAY.

NOT FDIC INSURED.               MAY LOSE VALUE.               NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 2000--DECEMBER 31, 2002)

Dec-00   1.10%
 1-Mar  -0.60%
 1-Jun  -1.60%
 1-Sep  -0.30%
 1-Dec   2.70%
 2-Mar   5.00%
 2-Jun   1.30%
 2-Sep   4.00%
 2-Dec   0.70%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 2000--DECEMBER 31, 2002)

               INTEREST RATES        INFLATION
 Dec-00                 6.50%             3.40%
 Jan-01                 5.50%             3.70%
 Feb-01                 5.50%             3.50%
 Mar-01                 5.00%             2.90%
 Apr-01                 4.50%             3.30%
 May-01                 4.00%             3.60%
 Jun-01                 3.75%             3.20%
 Jul-01                 3.75%             2.70%
 Aug-01                 3.50%             2.70%
 Sep-01                 3.00%             2.60%
 Oct-01                 2.50%             2.10%
 Nov-01                 2.00%             1.90%
 Dec-01                 1.75%             1.60%
 Jan-02                 1.75%             1.10%
 Feb-02                 1.75%             1.10%
 Mar-02                 1.75%             1.50%
 Apr-02                 1.75%             1.60%
 May-02                 1.75%             1.20%
 Jun-02                 1.75%             1.10%
 Jul-02                 1.75%             1.50%
 Aug-02                 1.75%             1.80%
 Sep-02                 1.75%             1.50%
 Oct-02                 1.75%             2.00%
 Nov-02                 1.25%             2.20%
 Dec-02                 1.25%             2.40%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2002)

                                                 A SHARES       B SHARES      C SHARES
----------------------------------------------------------------------------------------
Six-month total return based on NAV(1)              4.14%          3.75%         3.75%

Six-month total return(2)                          -0.80%         -0.22%         2.76%

One-year total return(2)                           -6.09%         -5.60%        -2.93%

Five-year average annual total return(2)           -3.45%         -3.40%        -3.20%

Life-of-Fund average annual total return(2)         4.65%          3.86%(3)      4.46%

Commencement date                                 4/21/94         8/1/95       4/21/94

Distribution rate(4)                                7.73%          7.42%         7.42%

SEC Yield(5)                                        7.07%          6.75%         6.76%

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN THE FIRST AND SECOND YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.
(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN THE FIRST AND SECOND YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.
(3) REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SEVEN YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.
(4) DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.
(5) SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDING DECEMBER 31, 2002.
     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2002)

Russian Federation 5.000%, 3/31/30                                             4.6%

United Mexican States Global Notes 9.875%, 2/1/10                              3.4%

Russian Federation 12.750%, 6/24/28                                            3.3%

United Mexican States 8.300%, 8/15/31                                          2.8%

United Mexican States 11.375%, 9/15/16                                         2.5%

Brazil Debt Conversion Bond, Euro 9.240%, 4/15/14                              2.3%

Republic of Colombia 9.750%, 4/9/11                                            2.2%

Federation of Malaysia 7.500%, 7/15/11                                         2.0%

Federated Republic of Brazil 8.875%, 4/15/24                                   1.9%

Republic of Venezuela Discount Bond Series L, 7.140%, 12/18/07                 1.8%

* SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

[CHART]

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

                   31-DEC-02   30-JUN-02
United States         35.50%      37.70%
Mexico                10.70%      11.80%
Brazil                 9.60%       9.10%
Russia                 9.50%       8.70%
Venezuela              4.10%       2.30%

*    SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAMS OF THE VAN KAMPEN WORLDWIDE HIGH INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE SUBADVISER'S TAXABLE FIXED-INCOME TEAM. CURRENT MEMBERS(1) INCLUDE STEPHEN F. ESSER, MANAGING DIRECTOR, GORDON W. LOERY, EXECUTIVE DIRECTOR, AND DEANNA I. LOUGHNANE, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q    WHAT WAS THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A    The six-month period has been a fairly volatile time in the emerging markets. The third quarter of 2002 marked a continuation of the troubles of the second quarter, in which slowing global economic activity and corporate scandals rattled investors' confidence in the financial markets.

     The emerging markets recouped much of these losses in the fourth quarter of 2002. While Brazil's highly publicized troubles continued to weigh on the emerging markets (Brazil is a large index component), improved expectations for the global economy, coupled with continued strong coupon income, helped to produce strong positive returns.

     The high-yield markets followed a largely similar pattern. Returns were negative for the early months of the period. The primary culprit, at least initially, was the growing number and severity of corporate-governance scandals, including the bankruptcies of Adelphia and WorldCom. The latter had a particularly strong effect on the high-yield markets because of the large amount of bonds originating in the telecommunications sector. Continued weakness in corporate profits as well as in the broader economy also served to undermine both the credit and equity markets. These factors combined to make June and July two of the worst back-to-back months in the high-yield market.

     As with the emerging markets, the high-yield market rebounded in the fourth quarter when investors began to perceive value in historically wide yield spreads over Treasuries. The high-yield asset class also benefited from a general increase in interest in equities as well as marginally better expectations for the U.S. economy.

Q    HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A    For the six months ended December 31, 2002, the fund generated a total return of 4.14 percent.

     PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 4.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     By comparison, the Worldwide High Income Blended Index II, the fund's benchmark, produced a total return of 7.14 percent for the same period. THIS INDEX IS AN UNMANAGED INDEX COMPOSED OF 50 PERCENT CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX AND 50 PERCENT J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.

Q    WHAT WERE THE KEY DRIVERS OF THE FUND'S RELATIVE PERFORMANCE?

A    Within the emerging markets portion of the portfolio, the single largest factor in the fund's performance was our underweighted position in the Asian markets. Of all the markets in this fund's investment universe, the Asian markets tend to be those with the highest credit quality. Our analysis indicated that this had already been recognized by investors, who had bid up these markets' bonds as part of a broader investor flight to quality. Our decision to underweight the region in order to invest in those countries that offered better value proved to be a short-term drag on performance during the third quarter, though we still believe it to be the better choice over the intermediate term.

     Within the high-yield segment of the portfolio, the greatest impact on performance was the exposure to the cable and telecommunications industries. These were two of the worst-performing sectors because of a combination of deteriorating industry fundamentals and high default rates. The fund also experienced the effects of poor security selection in a few select industries. On the positive side, our underweighted positions in utilities and airlines helped relative performance, as did good security selection in broadcasting.

Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A    As mentioned above, one of our primary strategies in managing the emerging markets segment of the portfolio was to de-emphasize markets that our analysis showed to offer relatively low potential for superior total returns. This strategy led us to underweight the Asian markets, which we believed to be overpriced. We also underweighted Turkey for similar reasons - as a strategic U.S. ally, the country's bond market has seen a boost in interest (and prices) owing to renewed American focus on the Middle East. We also maintained a very defensive posture with regard to Brazil, which posed grave challenges to investors during the period. The portfolio's investments there were limited to largely defensive, liquid issues that suffered less than the broader Brazilian market.

     We focused the portfolio's overweights on markets that we believed offered better relative value. In keeping with our long-term strategy, we developed investment ideas for countries on a case-by-case basis. For example, we added to the portfolio's exposure to Venezuela's bonds because high oil prices are likely to prove beneficial to that country's economy. Columbia, on the other hand, was attractive largely on the basis of their valuation, which our analysis indicated reflected excessive pessimism. Other overweights included Mexico and Morocco.

     Within the high-yield segment of the portfolio, we continued to follow our strategy of rigorous bottom-up security analysis and selection. Our purchases were generally made with an eye to capitalizing on securities that had become oversold and as a result offered compelling value. Our analysts were able to identify attractive opportunities across a wide range of sectors including chemicals, forest products, transportation, manufacturing and general industrial issues. In our view, these securities offered the additional benefit of giving the portfolio exposure to economically sensitive sectors that we anticipate will perform strongly when the economy turns the corner.

     In keeping with our bottom-up focus, we sold some of the portfolio's positions that no longer met our investment criteria. Some of these bonds had met their performance targets, while others experienced deteriorating fundamentals. Many of our sales were from the portfolio's holdings of telecommunications, cable and wireless securities. We also allowed market forces to reduce the portfolio's weightings in these sectors. By the end of the period, the fund was underweighted in these troubled sectors relative to its benchmark.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN THE COMING MONTHS?

A    Our economic analysis indicates that the U.S. economy is likely to grow moderately in the coming year, perhaps in the range of 2 percent to 3 percent. This level of growth would be supportive of both the emerging and U.S. high-yield markets, and as a result we anticipate a more favorable environment for both asset classes going forward.

     Within the emerging markets, we are largely optimistic over the long term. We believe that capital is likely to continue to flow to those countries that offer demonstrable potential for superior returns. Over the shorter term, we believe that country selection issues will be of paramount importance given the risks in markets such as Brazil.

     We are more optimistic about the high-yield markets over the near term for several reasons. In spite of the strong upturn at the end of the year, high-yield spreads remain at historically wide levels.

These spreads are especially attractive considering that the default rate in the market appears to be declining and could very well fall further in the coming year. The relatively high quality of most of the issuance over the past few years may bode especially well for a continued decrease in default rates.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oak Brook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread; the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality ones. Normally, lower-quality issues provide higher yields to compensate investors for their additional credit risk.

DEFAULT: The failure to make required debt payments on time.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent, large swings in price.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                    MARKET
(000)    DESCRIPTION                            COUPON     MATURITY       VALUE
         CORPORATES BONDS 41.9%
         AUSTRALIA  0.3%
$   220  Glencore Nickel Property Ltd.(h)        9.000%    12/01/14    $     51,700
    745  Murrin Murrin Holdings(h)               9.375     08/31/07         178,800
                                                                       ------------
                                                                            230,500
                                                                       ------------
         CANADA  1.6%
    295  Air Canada                             10.250     03/15/11         165,200
    510  Husky Oil Ltd.(c)                       8.900     08/15/28         563,332
    230  Norske Skog Canada Ltd.                 8.625     06/15/11         231,725
    150  Pacifica Papers, Inc.                  10.000     03/15/09         158,625
    100  Quebecor Media, Inc.                   11.125     07/15/11          92,125
     90  Quebecor Media, Inc.(d)                13.750     07/15/11          50,962
                                                                       ------------
                                                                          1,261,969
                                                                       ------------
         CHILE  0.5%
    400  Empresa Nacional De Petro               6.750     11/15/12         421,600
                                                                       ------------
         DENMARK  0.0%
    700  Callahan Nordrhein Corp.(f)            14.000     07/15/10          26,250
                                                                       ------------
         GERMANY  0.5%
    330  Messer Griesheim Holding AG(EUR)       10.375     06/01/11         367,272
                                                                       ------------
         INDONESIA  0.8%
  1,200  Pindo Deli Finance Mauritius,
         144A-Private Placement(b)(f)(h)        10.750     10/01/07         276,000
    360  Tjiwi Kimia Finance Mauritius(f)       10.000     08/01/04          88,200
  1,120  Tjiwi Kimia International BV(f)        13.250     08/01/01         274,400
                                                                       ------------
                                                                            638,600
                                                                       ------------
         IRELAND  0.4%
    260  MDP Acquisitions plc                   10.125     10/01/12         281,177
                                                                       ------------
         KOREA  0.8%
    550  Korea Electric Power                    7.750     04/01/13         662,090
                                                                       ------------
         LUXEMBOURG  0.2%
    150  Tyco International Group S.A.           6.750     02/15/11         141,750
                                                                       ------------
         MEXICO  1.1%
    366  Maxcom Telecomunicaciones S.A.
         de C.V.(d)(g)                          10.000     03/01/07         109,772

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

 PAR
AMOUNT                                                                    MARKET
(000)    DESCRIPTION                            COUPON     MATURITY       VALUE
         MEXICO (CONTINUED)
$   650  Petro Mexicanos                         9.500%    09/15/27    $    728,000
                                                                       ------------
                                                                            837,772
                                                                       ------------
         NETHERLANDS  0.1%
      1  KPNQwest N.V.(h)                       10.000     03/15/12             -0-
    515  Tele1 Europe BV (EUR)(h)               13.000     05/15/09          72,100
                                                                       ------------
                                                                             72,100
                                                                       ------------
         TUNISIA  0.2%
    180  Banque Centrale de Tunisie              7.375     04/25/12         189,900
                                                                       ------------
         UNITED KINGDOM  1.5%
    115  Avecia Group plc                       11.000     07/01/09          89,700
    550  British Sky Broadcasting plc            8.200     07/15/09         594,000
    665  Esprit Telecom Group(f)(g)             11.000     06/15/08             -0-
    515  Huntsman ICI Chemicals (EUR)           10.125     07/01/09         413,654
    400  Telewest Communications plc
         (GBP)(d)                                9.875     04/15/09          90,999
  1,900  Viatel, Inc., Series A(g)              12.500     04/15/08           4,750
                                                                       ------------
                                                                          1,193,103
                                                                       ------------
         UNITED STATES  33.9%
    175  Acetex Corp.                           10.875     08/01/09         185,500
    490  Allied Waste N.A.                       8.875     04/01/08         497,350
    320  American Cellular Corp.(h)              9.500     10/15/09          60,800
    260  AmerisourceBergen Corp.                 8.125     09/01/08         276,900
    200  Anthem Insurance Cos., Inc.,
         144A-Private Placement(b)               9.125     04/01/10         240,060
    205  AOL Time Warner, Inc.                   6.875     05/01/12         216,502
    100  ArvinMeritor, Inc.                      8.750     03/01/12         105,500
    200  Autonation, Inc.                        9.000     08/01/08         202,000
    100  Brand Services, Inc.                   12.000     10/15/12         105,000
    330  BRL Universal Equipment,
         Series 2001 A LP                        8.875     02/15/08         343,200
    394  CA FM Lease Trust, Senior Notes,
         144A-Private Placement(b)               8.500     07/15/17         429,963
    245  Calpine Corp.                           8.500     02/15/11         106,575
    140  Case Corp., Series B(h)                 6.250     12/01/03         135,800
    140  Case Credit Corp.                       6.125     02/15/03         139,095
    340  CB Richard Ellis, Inc.                 11.250     06/15/11         312,800
    120  Centennial Cellular Holdings(h)        10.750     12/15/08          64,800
    280  Charter Communications Holdings        10.250     01/15/10         124,600
     60  Charter Communications Holdings        11.750     05/15/11          15,000

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

 PAR
AMOUNT                                                                    MARKET
(000)    DESCRIPTION                            COUPON     MATURITY       VALUE
         UNITED STATES (CONTINUED)
$   265  Charter Communications Holdings        13.500%    01/15/11    $     68,900
    480  Chesapeake Energy Corp.                 8.125     04/01/11         494,400
    275  Collins & Aikman Products              10.750     12/31/11         261,937
     90  Collins & Aikman Products              11.500     04/15/06          75,600
    110  Dana Corp.(h)                           9.000     08/15/11         106,150
    155  Dana Corp.(EUR)(h)                      9.000     08/15/11         144,841
     50  Donnelley (R.R) & Sons Co.              8.875     12/15/10          53,500
    205  Dura Operaing Corp.                     8.625     04/15/12         206,025
    240  Dynegy Holdings, Inc.                   6.875     04/01/11          81,600
    185  Eagle - Picher Industries, Inc.         9.375     03/01/08         130,425
    260  Echostar DBS Corp.                      9.125     01/15/09         273,650
    210  Echostar DBS Corp.                      9.375     02/01/09         222,075
    155  El Paso Energy Partners, 144A-
         Private Placement(b)                   10.625     12/01/12         158,487
    160  Encompass Services Corp.(h)            10.500     05/01/09           3,200
    220  Equistar Chemicals LP                  10.125     09/01/08         200,200
    407  Exodus Communications, Inc.(g)         11.625     07/15/10          24,414
    200  Fairchild Seniconductor
         International, Inc.                    10.375     10/01/07         210,000
    165  Fisher Scientific International, Inc.   7.125     12/15/05         167,475
     15  Fisher Scientific International, Inc.   9.000     02/01/08          15,638
     40  Fisher Scientific International, Inc.   9.000     02/01/08          41,700
    100  FMC Corp.                              10.250     11/01/09         108,000
    245  Foamex-LP, 144A-Private
         Placement(b)                           10.750     04/01/09         171,500
    572  Focal Communications Corp.             11.875     01/15/10          11,440
    650  Focal Communications Corp.(d)          12.125     02/15/08          13,000
    240  Ford Motor Credit Co.                   7.250     10/25/11         233,202
    280  Fresenius Medical Capital Trust II      7.875     02/01/08         276,500
    100  Gap, Inc. (The)                         8.800     12/15/08         109,000
    865  Global Crossing Holdings Ltd.(f)        8.700     08/01/07          25,950
  1,430  Global Crossing Holdings Ltd.(f)        9.625     05/15/08          42,900
    122  Globix Corp.(g)                        11.000     05/01/08          88,052
    215  Hanover Equipment Trust,
         Series 2001A, 144A-Private
         Placement(b)(h)                         8.500     09/01/08         209,625
    120  Hanover Equipment Trust,
         Series 2001B, 144A -Private
         Placement(b)(h)                         8.750     09/01/11         115,800
    725  HCA-The Healthcare Corp.                7.690     06/15/25         717,314
    220  HealthNet, Inc.                         8.375     04/15/11         253,657
     75  Healthsouth Rehabilitation              7.625     06/01/12          61,875

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

 PAR
AMOUNT                                                                     MARKET
(000)    DESCRIPTION                            COUPON     MATURITY        VALUE
         UNITED STATES (CONTINUED)
$   280  Hilton Hotels                           7.950%    04/15/07    $    290,889
    302  Hollinger Participation Trust, PIK,
         144A-Private Placement(b)              12.125     11/15/10         283,493
    400  Horseshoe Gaming Holdings               8.625     05/15/09         425,000
    455  Host Marriott Corp. Series A            7.875     08/01/05         448,175
    180  Interep National Radio Sales(h)        10.000     07/01/08         140,400
    225  Intermet Corp.                          9.750     06/15/09         202,500
    300  International Game Technology           8.375     05/15/09         333,000
     70  Iron Mountain, Inc.                     7.750     01/15/15          70,000
    515  ISP Holdings, Inc.                     10.625     12/15/09         448,050
    265  ISTAR Financial, Inc.                   8.750     08/15/08         282,020
     30  J.C. Penney, Inc.                       6.875     10/15/15          25,500
     95  J.C. Penney, Inc.                       9.000     08/01/12          96,900
     35  J.C. Penney, Inc.(h)                    7.600     04/01/07          35,438
     55  Johnsondiversey, Inc.                   9.625     05/15/12          58,325
    160  Johnsondiversey, Inc., 144A-Private
         Placement(b)(h)                         9.625     05/15/12         168,400
    130  Lear Corp., Series B                    8.110     05/15/09         137,475
     60  Louisiana Pacific Corp.                 8.875     08/15/10          64,365
    265  Louisiana Pacific Corp.                10.875     11/15/08         284,875
     30  Lyondell Chemical Co.                   9.500     12/15/08          27,900
    135  Lyondell Chemical Co.                   9.625     05/01/07         129,600
    120  Magnum Hunter Resources, Inc.           9.600     03/15/12         127,500
    255  Mail Well I Corp.(h)                    9.625     03/15/12         226,950
    245  Manitowoc Co., Inc. (The)(EUR)(h)      10.375     05/15/11         254,022
     65  Manor Care, Inc.                        8.000     03/01/08          68,575
    190  Metaldyne Corp.                        11.000     06/15/12         155,800
    775  Metromedia Fiber Network(f)(g)         10.000     12/15/09           1,938
    325  Michael Foods, Inc., Series B          11.750     04/01/11         364,000
    165  Millennium America, Inc.                7.000     11/15/06         159,431
    135  Millennium America, Inc.                9.250     06/15/08         140,737
    195  Monongahela Power Co.                   5.000     10/01/06         188,284
    205  Muzak, LLC.                             9.875     03/15/09         167,075
    575  National Steel Corp., Series D(f)       9.875     03/01/09         223,531
     85  News America Holdings                   7.750     01/20/24          85,083
    395  Nextel Communications, Inc.(d)          4.750     09/15/07         377,225
    300  NEXTMEDIA Operating, Inc.              10.750     07/01/11         315,375
    130  NMHG Holding Co(h)                     10.000     05/15/09         130,000
     45  Nortek, Inc.                            9.250     03/15/07          46,238
    315  OMNICARE, Inc., Series B                8.125     03/15/11         337,050
    175  Oregon Steel Mills, Inc.               10.000     07/15/09         177,625
     75  Owens-Brockway                          8.750     11/15/12          76,125

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

 PAR
AMOUNT                                                                     MARKET
(000)    DESCRIPTION                            COUPON     MATURITY        VALUE
         UNITED STATES (CONTINUED)
$   460  Owens-Illinois, Inc.                    7.500%    05/15/10    $    423,200
    325  Park Place Entertainment Corp.          8.500     11/15/06         345,531
     65  Pegasus Communications Corp.(h)         9.750     12/01/06          34,450
    450  Pemex Master Trust, 144A Private
         Placement(b)                            8.625     02/01/22         474,750
    960  Pemex Project Funding Master Trust      9.125     10/13/10       1,094,175
    325  Phelps Dodge Corp.                      8.750     06/01/11         336,255
    155  Pliant Corp.                           13.000     06/01/10         141,825
    350  Prime Hospitality Corp.                 8.375     05/01/12         339,500
    260  Primedia, Inc.                          8.875     05/15/11         235,300
    225  Primus Telecommunications
         Group(h)                               11.250     01/15/09         132,750
    205  PSEG Energy Holdings, Inc.              8.625     02/15/08         171,175
  1,039  PSINet, Inc., Series B(f)              11.000     08/01/09          31,164
    160  PTC International Finance II S.A.      11.250     12/01/09         178,072
    600  RCN Corp.(d)                           11.125     10/15/07         132,000
    120  RH Donnelley Finance Corp. I           10.875     12/15/12         130,800
  2,156  Rhythms Netconnections, Inc.,
         Series B(d)(g)                          0.000     05/15/08             -0-
    265  Rhythms Netconnections, Inc.,
         Series B, 144A-Private
         Placement(b)(g)                        14.000     02/15/10             -0-
    215  Riverwood International                10.875     04/01/08         216,075
    260  Salem Communications Holding
         Corp.                                   9.000     07/01/11         272,675
     75  SBA Communications Corp.               10.250     02/01/09          40,500
    225  SBA Communications Corp.               12.000     03/01/08         119,250
    280  Schuler Homes, Inc.                     9.375     07/15/09         285,600
    195  Six Flags, Inc.(a)                      8.875     02/01/10         183,300
    440  Smithfield Foods, Inc.                  7.625     02/15/08         429,000
    335  Solectron Corp.                         8.865     11/20/20         170,012
     30  Starwood Hotels & Resorts
         Worldwide, Inc., 144A-Private
         Placement(b)                            7.375     05/01/07          29,475
    380  Starwood Hotels & Resorts
         Worldwide, Inc., 144A-Private
         Placement(b)                            7.875     05/01/12         376,200
    435  Station Casinos, Inc.                   8.375     02/15/08         462,187
    175  Stone Energy Corp.(h)                   8.250     12/15/11         182,000
    165  Technical Olympic USA, Inc.,
         144A-Private Placement(b)               9.000     07/01/10         160,050

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

 PAR
AMOUNT                                                                    MARKET
(000)    DESCRIPTION                            COUPON     MATURITY       VALUE
         UNITED STATES (CONTINUED)
$   165  Technical Olympic USA, Inc.,
         144A-Private Placement(b) (h)           10.375%    07/01/12    $    155,925
     65  Tekni-plex, Inc.                       12.750     06/15/10          60,775
    105  Tekni-plex, Inc., 144A-Private
         Placement(b)                           12.750     06/15/10          98,175
    270  Tenet Healthcare Corp.                  6.500     06/01/12         244,350
    335  Tesoro Petroleum Corp.                  9.625     04/01/12         217,750
    475  Toll Corp.                              8.250     02/01/11         477,375
    125  Trimas Corp.                            9.875     06/15/12         123,750
    210  Trimas Corp., 144A Private
         Placement(b)                            9.875     06/15/12         207,900
    140  Triton PCS, Inc.                        8.750     11/15/11         113,400
    220  Ucar Finance, Inc.                     10.250     02/15/12         174,900
    165  Venetian Casino Resort LLC,
         144A-Private Placement(b)              11.000     06/15/10         172,425
     10  Vintage Petroleum, Inc.                 7.875     05/15/11           9,750
    315  Vintage Petroleum, Inc.                 8.625     02/01/09         318,150
    295  Waste Management, Inc.                  7.125     10/01/07         322,023
    200  Waste Management, Inc.                  7.125     12/15/17         203,955
     50  Westport Resources Corp.(h)             8.250     11/01/11          52,500
    775  WorldCom, Inc.                          8.250     05/15/31         182,125
  3,325  XO Communications, Inc.(h)              9.450     04/15/08           4,156
                                                                       ------------
                                                                         26,781,001
                                                                       ------------
TOTAL CORPORATE BONDS  41.9%
    (Cost $48,517,710)                                                   33,105,084
                                                                       ------------
         FOREIGN GOVERNMENT OBLIGATIONS  51.8%
         ARGENTINA  1.7%
  1,650  Republic of Argentina(f)                6.000     03/31/23         759,000
  1,020  Republic of Argentina(f)(h)            11.375     03/15/10         224,400
  1,130  Republic of Argentina(f)               11.750     04/07/09         254,250
    540  Republic of Argentina(f)               11.750     06/15/15         121,847
                                                                       ------------
                                                                          1,359,497
                                                                       ------------
         BRAZIL  9.6%
  2,783  Brazil Debt Conversion Bond, Euro       9.240     04/15/14       1,823,104
  2,820  Federated Republic of Brazil            8.875     04/15/24       1,522,989
    630  Federated Republic of Brazil           12.000     04/15/10         456,750
    210  Federated Republic of Brazil           12.250     03/06/30         145,950
    420  Federated Republic of Brazil           12.750     01/15/20         294,000

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

 PAR
AMOUNT                                                                    MARKET
(000)    DESCRIPTION                            COUPON     MATURITY       VALUE
         BRAZIL (CONTINUED)
$ 2,480  Federated Republic of Brazil Debt
         Conversion Bond, Series L(c)            7.000%    04/15/12    $  1,339,116
    530  Federated Republic of Brazil Debt
         Conversion Bond, Series Z-L(c)          5.946     04/15/12         288,850
  1,540  Federated Republic of Brazil, Par
         Bond, Series Z-L(c)                     3.560     04/15/24         927,850
  1,175  Federated Republic of Brazil, Series
         NMB-L(c)                                4.369     04/15/09         778,338
                                                                       ------------
                                                                          7,576,947
                                                                       ------------
         BULGARIA  1.2%
    330  Republic of Bulgaria                    8.250     01/15/15         360,112
    287  Republic of Bulgaria                    8.250     01/15/15         313,548
    276  Republic of Bulgaria Front Loaded
         Interest Reduction Bond(c)              2.813     07/28/12         260,310
                                                                       ------------
                                                                            933,970
                                                                       ------------
         COLOMBIA  3.3%
    210  Republic of Colombia                    9.750     04/23/09         216,300
  1,653  Republic of Colombia                    9.750     04/09/11       1,707,165
    670  Republic of Colombia                   10.500     07/09/10         703,500
                                                                       ------------
                                                                          2,626,965
                                                                       ------------
         CROATIA  0.4%
    327  Republic of Croatia, Series A(c)        9.500     07/31/10         324,409
                                                                       ------------
         DOMINICAN REPUBLIC  0.3%
     80  Dominican Republic, 144A-Private
         Placement(b)                            9.500     09/27/06          86,429
    175  Dominican Republic(h)                   9.500     09/27/06         186,156
                                                                       ------------
                                                                            272,585
                                                                       ------------
         EL SALVADOR  0.5%
    400  Government of El Salvador               7.750     01/24/23         398,000
                                                                       ------------
         IVORY COAST  0.4%
  1,345  Ivory Coast Government
         International Bond(c)(f)                2.000     03/29/18         168,125
    884  Ivory Coast Government
         International Bond(c)(f)                2.000     03/29/18         114,855
                                                                       ------------
                                                                            282,980
                                                                       ------------
         KOREA  0.3%
    200  Republic of Korea                       8.875     04/15/08         248,260
                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

 PAR
AMOUNT                                                                    MARKET
(000)    DESCRIPTION                            COUPON     MATURITY       VALUE
         MALAYSIA  2.0%
$ 1,390  Federation of Malaysia                  7.500%    07/15/11    $  1,598,083
                                                                       ------------
         MEXICO  9.6%
    590  Government of Mexico                    8.000     09/24/22         610,650
  2,130  United Mexican States                   8.300     08/15/31       2,253,491
  1,460  United Mexican States                  11.375     09/15/16       1,956,400
  2,210  United Mexican States Global Notes      9.875     02/01/10       2,712,996
 12,571  United Mexican States Value,
         Rights Due(c)(h)                        0.000     06/30/03          37,713
                                                                       ------------
                                                                          7,571,250
                                                                       ------------
         NIGERIA  0.6%
    750  Central Bank of Nigeria(d)              6.250     11/15/20         509,625
                                                                       ------------
         PANAMA  1.7%
    730  Republic of Panama                      9.375     04/01/29         782,925
    300  Republic of Panama                      9.625     02/08/11         327,750
    263  Republic of Panama(c)                   0.000     07/17/16         209,903
                                                                       ------------
                                                                          1,320,578
                                                                       ------------
         PERU  2.9%
    930  Republic of Peru                        9.125     02/21/12         911,400
    980  Republic of Peru Front Loaded
         Interest Reduction Bond(c)              4.000     03/07/17         695,832
    833  Republic of Peru, Past Due
         Interest(c)                             4.500     03/07/17         649,740
                                                                       ------------
                                                                          2,256,972
                                                                       ------------
         PHILIPPINES  1.0%
    790  Republic of Philippines                 9.375     01/18/17         811,725
                                                                       ------------
         POLAND  0.5%
    490  Republic of Poland                      3.750     10/27/24         411,600
                                                                       ------------
         QATAR  0.5%
    300  State of Qatar                          9.750     06/15/30         381,600
                                                                       ------------
         RUSSIA  9.5%
    355  Russian Federation                      8.250     03/31/10         375,805
    700  Russian Federation                      8.750     07/24/05         758,625
  1,950  Russian Federation                     12.750     06/24/28       2,583,750
  4,623  Russian Federation(d)                   5.000     03/31/30       3,663,673
    130  Russian Federation, 144A-Private
         Placement(b)(d)                         5.000     03/31/30         103,025
                                                                       ------------
                                                                          7,484,878
                                                                       ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

 PAR
AMOUNT                                                                    MARKET
(000)    DESCRIPTION                            COUPON     MATURITY       VALUE
         SOUTH AFRICA  1.0%
$   770  Government of South Africa              7.375%    04/25/12    $    833,525
                                                                       ------------
         TURKEY  0.5%
    360  Government of Turkey                   12.375     06/15/09         391,140
                                                                       ------------
         UKRAINE  0.2%
    167  Government of Ukraine                  11.000     03/15/07         172,175
                                                                       ------------
         VENEZUELA  4.1%
  1,870  Republic of Venezuela                   9.250     09/15/27       1,264,530
  1,905  Republic of Venezuela Discount
         Bond, Series L(c)                       7.140     12/18/07       1,461,876
    640  Republic of Venezuela Par Bonds,
         Series W-A                              6.750     03/31/20         515,200
                                                                       ------------
                                                                          3,241,606
                                                                       ------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS  51.8%
    (Cost $39,909,395)                                                   41,008,370
                                                                       ------------
         LOAN AGREEMENTS  1.8%
         ALGERIA  0.5%
    394  Algerian Loan Agreement Tranche I       7.190     03/31/10         366,147
                                                                       ------------
         MOROCCO  1.3%
  1,100  Kingdom of Morocco, Series A(c)         5.330     01/05/09       1,004,196
                                                                       ------------
TOTAL LOAN AGREEMENTS  1.8%
    (Cost $1,310,954)                                                     1,370,343
                                                                       ------------

SHARES
         COMMON STOCKS  0.2%
         NETHERLANDS  0.0%
 16,443  Song Networks Holding AB ADR(a)(g)                                     247
                                                                       ------------
         UNITED STATES  0.2%
 18,922  Globix Corp.(g)(h)                                                  37,844
 33,119  Motient Corp.                                                      100,185
                                                                       ------------
                                                                            138,029
                                                                       ------------
TOTAL COMMON STOCKS  0.2%
    (Cost $482,513)                                                         138,276
                                                                       ------------
         PREFERRED STOCKS  1.4%
         MEXICO  0.0%
 58,650  Maxcom Telecomunicaciones S.A. de C.V. PIK, 0.000%(g)                  587
 75,641  Maxcom Telecomunicaciones S.A. de C.V. PIK, 0.000%(g)                  756

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                     MARKET
SHARES   DESCRIPTION                                                                 VALUE
         MEXICO (CONTINUED)
  3,615  Maxcom Telecomunicaciones S.A. de C.V. PIK, 0.000%(g)                    $         36
                                                                                  ------------
                                                                                         1,379
                                                                                  ------------
         UNITED STATES  1.4%
    676  Broadwing Communications, Inc. 12.500%(h)                                      59,995
    377  Dobson Communications Corp., PIK, 13.000%(a)(h)                              180,960
  1,168  Intermedia Communications, Inc., Series B, PIK, 13.500%(h)                      5,548
  3,365  McLeod USA, Inc., Series A, 2.500%                                             13,797
  2,420  Nextel Communications, Inc., PIK, 13.000%                                     223,245
     41  Paxson Communications, Inc., PIK, 13.250%                                     213,564
    620  Primedia, Inc., Class D, 10.000%(a)                                            40,145
    890  Primedia, Inc., Class F, 9.200%(a)                                             55,847
    449  TNP Entreprises, Inc., Series D, PIK, 14.500%(a)(h)                           292,097
    871  XO Communications, Inc., PIK, 13.500%(a)(h)                                         9
  3,097  XO Communications, Inc., PIK, 14.000%(a)(h)                                        31
                                                                                  ------------
                                                                                     1,085,238
                                                                                  ------------
TOTAL PREFERRED STOCKS  1.4%
   (Cost $2,838,367)                                                                 1,086,617
                                                                                  ------------

NO. OF
WARRANTS
         WARRANTS  0.0%
         COLOMBIA  0.0%
 70,000  Occidente Y Caribe Celular, expiring 3/15/04,
         144A-Private Placement(a)(b)(h)                                                  700
                                                                                  ------------
         MEXICO  0.0%
    575  Maxcom Telecomunicaciones S.A. de C.V., expiring 4/1/07(a) (g)                     5
                                                                                  ------------
         NIGERIA  0.0%
    750  Central Bank of Nigeria Oil, expiring 11/15/20(a)(h)                              -0-
                                                                                  ------------
         UNITED KINGDOM  0.0%
  5,843  Viatel Holding Ltd., expiring 4/15/08(a)(g)                                       -0-
                                                                                  ------------
         UNITED STATES  0.0%
  7,457  McLeod USA, Inc., expiring 4/16/07(a)                                           2,610
    800  TNP Enterprises, expiring 4/1/11 144A-Private Placement(a)(b)(h)               20,000
  3,700  XM Satellite Radio, Inc., expiring 3/15/10(a)                                     185
                                                                                  ------------
                                                                                        22,795
                                                                                  ------------
         VENEZUELA  0.0%
  3,200  Republic of Venezuela, expiring 4/15/20 (a)                                       -0-
                                                                                  ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

                                                                                     MARKET
DESCRIPTION                                                                          VALUE
TOTAL WARRANTS  0.0%
   (Cost $66,979)                                                                 $     23,500
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  97.1%
   (Cost $93,125,918)                                                               76,732,190
                                                                                  ------------
SHORT-TERM INVESTMENTS  2.1%
REPURCHASE AGREEMENT  2.0%
J.P. Morgan Securities, Inc. ($1,578,000 par collateralized
by U.S. Government obligations in a pooled cash account,
dated 12/31/02, to be sold on 1/2/03 at $1,578,075)                                  1,578,000
                                                                                  ------------
U.S. GOVERMENT AGENCY OBLIGATION  0.1%
United States Treasury Bill, ($100,000 par,
yielding 1.710%, 1/16/03 maturity)(e)                                                   99,929
                                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $1,677,929)                                                                 1,677,929
                                                                                  ------------
TOTAL INVESTMENTS  99.2%
   (Cost $94,803,847)                                                               78,410,119
                                                                                  ------------
FOREIGN CURRENCY  0.0%
   (Cost $22,733)                                                                       24,142

OTHER ASSETS IN EXCESS OF LIABILITIES 0.8%                                             662,870
                                                                                  ------------
NET ASSETS (100%)                                                                 $ 79,097,131
                                                                                  ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMEMDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

(c)  VARIABLE/FLOATING RATE SECURITY-RATE DISCLOSED IS AS OF DECEMBER 31, 2002.

(d) STEP BOND-COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF DECEMBER 31, 2002. MATURITY DATE DISCLOSED IS THE ULTIMATE MATURITY DATE.

(e)  SECURITY SEGREGATED AS COLLATERAL FOR OUTSTANDING FUTURES CONTRACTS.

(f)  SECURITY IS IN DEFAULT.

(g)  SECURITY VALUED AT FAIR VALUE-SEE NOTE 1-A TO FINANCIAL STATEMENTS.

(h)  SECURITY HAS BEEN DEEMED ILLIQUID.

ADR--AMERICAN DEPOSITARY RECEIPT

EUR--EURO

GBP--BRITISH POUND

PIK--PAYMENT-IN-KIND. INCOME MAY BE RECEIVED IN ADDITIONAL SECURITIES OR CASH AT

     THE DIRECTION OF THE ISSUER.

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                          MARKET          PERCENT OF
INDUSTRY                                                  VALUE           NET ASSETS
Foreign Government Obligations                        $ 41,008,370          51.8%
Industrials                                              5,789,420           7.3
Energy                                                   4,674,844           5.9
Health Care                                              2,461,033           3.1
Chemicals                                                2,270,046           2.9
Media & Entertainment                                    2,223,730           2.8
Financials                                               1,930,999           2.4
General Industrials                                      1,779,272           2.3
Gaming                                                   1,738,143           2.2
Hotel/Lodging                                            1,484,239           1.9
Communications                                           1,432,842           1.8
Loan Agreements                                          1,370,343           1.8
Metals                                                   1,277,736           1.6
Utilities-Electric                                       1,193,574           1.5
Telecommunications                                         989,992           1.3
Cable Television                                           893,499           1.1
Homebuilder/Building Materials                             675,475           0.9
Technology                                                 672,983           0.9
Supermarkets                                               429,963           0.5
Food & Beverage                                            429,000           0.5
Consumer Goods                                             408,525           0.5
Real Estate                                                282,020           0.4
Retail                                                     266,838           0.3
Materials                                                  250,991           0.3
Packaging                                                  231,725           0.3
Banks                                                      189,900           0.3
Transportation                                             165,200           0.2
Capital Equipment                                          135,800           0.2
Consumer Services/Products                                  46,238           0.1
Cable                                                       26,250           0.0
Building Materials                                           3,200           0.0
                                                      ------------          ----
                                                      $ 76,732,190          97.1%
                                                      ============          ====

+    CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED
     INDUSTRIES.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $94,803,847)                                               $ 78,410,119
Foreign Currency (Cost $22,733)                                                          24,142
Margin Deposit on Futures Contracts                                                      42,158
Receivables:
  Interest                                                                            1,684,744
  Fund Shares Sold                                                                       40,186
Other                                                                                    31,100
                                                                                   ------------
    Total Assets                                                                     80,232,449
                                                                                   ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                               274,034
  Distributor and Affiliates                                                             67,974
  Investment Advisory Fee                                                                49,457
  Administrative Fee                                                                     18,768
  Directors' Fee                                                                            339
Accrued Expenses                                                                        535,261
Unrealized Loss on Foreign Currency Exchange Contracts                                  150,527
Directors' Deferred Compensation and Retirement Plans                                    38,958
                                                                                   ------------
    Total Liabilities                                                                 1,135,318
                                                                                   ------------
NET ASSETS                                                                         $ 79,097,131
                                                                                   ============
NET ASSETS CONSIST OF:
Capital (Par value $.001 per share with 2,625,000,000 shares authorized)           $204,762,014
Accumulated Undistributed Net Investment Income                                      (3,325,578)
Net Unrealized Depreciation on Investments, Foreign
  Currency Translations and Futures                                                 (16,741,191)
Accumulated Net Realized Loss                                                      (105,598,114)
                                                                                   ------------
NET ASSETS                                                                         $ 79,097,131
                                                                                   ============
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $24,769,005 and 3,761,559 shares of beneficial interest issued
    and outstanding)                                                               $       6.58
    Maximum sales charge (4.75%* of offering price)                                        0.33
                                                                                   ------------
    Maximum offering price to public                                               $       6.91
                                                                                   ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $38,192,405 and 5,817,541 shares of beneficial interest issued
    and outstanding)                                                               $       6.57
                                                                                   ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $16,135,721 and 2,454,218 shares of beneficial interest issued
    and outstanding)                                                               $       6.57
                                                                                   ============

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                                          $     20,091
Interest (Net of foreign withholding taxes of $191,460)                               4,096,715
                                                                                   ------------
    Total Income                                                                      4,116,806
                                                                                   ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $27,743, $199,180 and $81,183, respectively)                                       308,106
Investment Advisory Fee                                                                 293,472
Administrative Fee                                                                      100,108
Shareholder Services                                                                     18,376
Custody                                                                                  14,656
Legal                                                                                     9,585
Directors' Fees and Related Expenses                                                      5,443
Other                                                                                    73,261
                                                                                   ------------
    Total Expenses                                                                      823,007
    Investment Advisory Fee Reduction                                                     6,424
    Less Credits Earned on Cash Balances                                                    790
                                                                                   ------------
    Net Expenses                                                                        815,793
                                                                                   ------------
NET INVESTMENT INCOME                                                              $  3,301,013
                                                                                   ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments                                                                    $(25,096,798)
    Foreign Currency Transactions                                                      (942,709)
    Futures                                                                            (585,545)
                                                                                   ------------
Net Realized Loss                                                                   (26,625,052)
                                                                                   ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                           (42,846,326)
  End of the Period:
    Investments                                                                     (16,393,728)
    Foreign Currency Translations                                                      (146,714)
    Futures                                                                            (200,749)
                                                                                   ------------
                                                                                    (16,741,191)
                                                                                   ------------
Net Unrealized Appreciation During the Period                                        26,105,135
                                                                                   ------------
NET REALIZED AND UNREALIZED LOSS                                                   $   (519,917)
                                                                                   ============
NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $  2,781,096
                                                                                   ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                 SIX MONTHS ENDED     YEAR ENDED
                                                                DECEMBER 31, 2002    JUNE 30, 2002
                                                                -----------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                                $  3,301,013     $  9,024,751
Net Realized Loss                                                     (26,625,052)      (8,614,436)
Net Unrealized Appreciation/Depreciation During the
   Period                                                              26,105,135       (7,800,807)
                                                                     ------------     ------------
Change in Net Assets from Operations                                    2,781,096       (7,390,492)
                                                                     ------------     ------------
Distributions from Net Investment Income:
Class A Shares                                                         (1,049,202)      (3,426,578)
Class B Shares                                                         (1,746,171)      (6,503,983)
Class C Shares                                                           (712,304)      (2,501,011)
                                                                     ------------     ------------
Total Distributions                                                    (3,507,677)     (12,431,572)
                                                                     ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                      (726,581)     (19,822,064)
                                                                     ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                              12,894,709       18,616,455
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                         2,411,454        7,645,827
Cost of Shares Repurchased                                            (19,132,214)     (41,300,904)
                                                                     ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                     (3,826,051)     (15,038,622)
                                                                     ------------     ------------
TOTAL DECREASE IN NET ASSETS                                           (4,552,632)     (34,860,686)
NET ASSETS:
Beginning of the Period                                                83,649,763      118,510,449
                                                                     ------------     ------------
End of the Period (Including accumulated undistributed
   net investment income of $(3,325,578) and
   $(3,118,914), respectively)                                       $ 79,097,131     $ 83,649,763
                                                                     ============     ============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                             YEAR ENDED JUNE 30,
CLASS A SHARES                  DECEMBER 31,       -------------------------------------------------------
                                   2002(a)         2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
                                --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                        $6.63         $8.11       $9.93       $9.90      $12.46      $14.26
                                       -----         -----       -----       -----      ------      ------
  Net Investment Income                 0.29          0.71        1.00        1.14        1.06        1.15
  Net Realized and Unrealized
    Gain/Loss                          (0.03)        (1.36)      (1.77)      (0.06)      (2.51)      (0.67)
                                       -----         -----       -----       -----      ------      ------
Total from Investment
  Operations                            0.26         (0.65)      (0.77)       1.08       (1.45)       0.48
                                       -----         -----       -----       -----      ------      ------
Less:
  Distributions from Net
    Investment Income                  (0.31)        (0.83)      (1.05)      (1.05)      (1.10)      (1.09)
  Distributions from Net
    Realized Gain                        -0-           -0-         -0-         -0-       (0.01)      (1.19)
                                       -----         -----       -----       -----      ------      ------
Total Distributions                    (0.31)        (0.83)      (1.05)      (1.05)      (1.11)      (2.28)
                                       -----         -----       -----       -----      ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                        $6.58         $6.63       $8.11       $9.93      $ 9.90      $12.46
                                       =====         =====       =====       =====      ======      ======
Total Return(b)                         4.14%**      -6.92%      -8.23%      11.39%     -11.14%       3.40%
Net Assets at End of
  the Period (In millions)             $24.8         $22.4       $31.1       $44.9      $ 58.5      $ 91.6
Ratio of Expenses to Average
  Net Assets*                           1.55%         1.53%       1.55%       1.60%       1.45%       1.45%
Ratio of Net Investment
  Income to Average
  Net Assets*                           9.08%         9.46%      10.96%      11.41%      10.55%       8.36%
Portfolio Turnover                        44%**         94%        141%        119%        121%        156%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            1.57%          N/A         N/A         N/A         N/A         N/A
Ratio of Net Investment
  Income to Average
  Net Assets                            9.06%          N/A         N/A         N/A         N/A         N/A
Ratio of Net Expenses to
  Average Net Assets
  Excluding Country Tax
  Expense                                N/A           N/A        1.45%       1.46%        N/A         N/A

**  NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A NOT APPLICABLE

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                             YEAR ENDED JUNE 30,
CLASS B SHARES                  DECEMBER 31,       -------------------------------------------------------
                                   2002(a)         2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
                                --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                        $6.61         $8.08       $9.89       $9.86      $12.40      $14.20
                                       -----         -----       -----       -----      ------      ------
  Net Investment Income                 0.26          0.65        0.93        1.06        0.98        1.04
  Net Realized and Unrealized
    Gain/Loss                          (0.02)        (1.34)      (1.76)      (0.06)      (2.50)      (0.65)
                                       -----         -----       -----       -----      ------      ------
Total from Investment
  Operations                            0.24         (0.69)      (0.83)       1.00       (1.52)       0.39
                                       -----         -----       -----       -----      ------      ------
Less:
  Distributions from Net
    Investment Income                  (0.28)        (0.78)      (0.98)      (0.97)      (1.01)      (1.00)
  Distributions from Net
    Realized Gain                        -0-           -0-         -0-         -0-       (0.01)      (1.19)
                                       -----         -----       -----       -----      ------      ------
Total Distributions                    (0.28)        (0.78)      (0.98)      (0.97)      (1.02)      (2.19)
                                       -----         -----       -----       -----      ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                        $6.57         $6.61       $8.08       $9.89      $ 9.86      $12.40
                                       =====         =====       =====       =====      ======      ======
Total Return(b)                         3.75%**      -7.48%      -8.99%      10.58%     -11.82%       2.63%
Net Assets at End of
  the Period (In millions)             $38.2         $43.9       $64.1       $90.9      $107.0      $146.4
Ratio of Expenses to Average
  Net Assets*                           2.30%         2.28%       2.30%       2.35%       2.20%       2.20%
Ratio of Net Investment
  Income to Average
  Net Assets*                           8.17%         8.71%      10.21%      10.65%       9.81%       7.64%
Portfolio Turnover                        44%**         94%        141%        119%        121%        156%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            2.31%          N/A         N/A         N/A         N/A         N/A
Ratio of Net Investment
  Income to Average
  Net Assets                            8.16%          N/A         N/A         N/A         N/A         N/A
Ratio of Net Expenses to
  Average Net Assets
  Excluding Country Tax
  Expense                                N/A           N/A        2.20%       2.21%        N/A         N/A

**  NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN THE FIRST AND SECOND YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                             YEAR ENDED JUNE 30,
CLASS C SHARES                  DECEMBER 31,       -------------------------------------------------------
                                   2002(a)         2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
                                --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                        $6.62         $8.08       $9.89       $9.87      $12.40      $14.21
                                       -----         -----       -----       -----      ------      ------
  Net Investment Income                 0.26          0.64        0.93        1.06        0.98        1.04
  Net Realized and Unrealized
    Gain/Loss                          (0.03)        (1.32)      (1.76)      (0.07)      (2.49)      (0.66)
                                       -----         -----       -----       -----      ------      ------
Total from Investment
  Operations                            0.23         (0.68)      (0.83)       0.99       (1.51)       0.38
                                       -----         -----       -----       -----      ------      ------
Less:
  Distributions from Net
    Investment Income                  (0.28)        (0.78)      (0.98)      (0.97)      (1.01)      (1.00)
  Distributions from Net
    Realized Gain                        -0-           -0-         -0-         -0-       (0.01)      (1.19)
                                       -----         -----       -----       -----      ------      ------
Total Distributions                    (0.28)        (0.78)      (0.98)      (0.97)      (1.02)      (2.19)
                                       -----         -----       -----       -----      ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                        $6.57         $6.62       $8.08       $9.89      $ 9.87      $12.40
                                       =====         =====       =====       =====      ======      ======
Total Return(b)                         3.75%**      -7.47%      -8.88%      10.57%     -11.83%       2.55%
Net Assets at End of
  the Period (In millions)             $16.1         $17.4       $23.3       $33.5      $ 40.6      $ 60.2
Ratio of Expenses to Average
  Net Assets*                           2.30%         2.28%       2.30%       2.35%       2.20%       2.20%
Ratio of Net Investment
  Income to Average
  Net Assets*                           8.19%         8.68%      10.21%      10.65%       9.81%       7.62%
Portfolio Turnover                        44%**         94%        141%        119%        121%        156%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            2.31%          N/A         N/A         N/A         N/A         N/A
Ratio of Net Investment
  Income to Average
  Net Assets                            8.18%          N/A         N/A         N/A         N/A         N/A
Ratio of Net Expenses to
  Average Net Assets
  Excluding Country Tax
  Expense                                N/A           N/A        2.20%       2.21%        N/A         N/A

**  NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A NOT APPLICABLE

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

     At December 31, 2002, approximately 89% of the net assets of the Fund consisted of high yield securities rated below investment grade. Investments in high yield

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $72,550,322, which will expire between June 30, 2007 and June 30, 2010.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                             $ 95,193,465
                                                                   ============
  Gross tax unrealized appreciation                                $  5,087,392
  Gross tax unrealized depreciation                                 (21,870,738)
                                                                   ------------
  Net tax unrealized depreciation on investments                   $(16,783,346)
                                                                   ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during the year ended June 30, 2002 was as follows:

  Distributions paid from:
   Ordinary income                                                  $12,431,572
   Long-term capital gain                                                   -0-
                                                                    -----------
                                                                    $12,431,572
                                                                    ===========

     As of June 30, 2002 the components of distributable earnings on a tax basis were as follows:

  Undistributed ordinary income                                      $2,703,796
                                                                     ==========

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of deferral of losses relating to straddle positions and losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $790 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                          % PER ANNUM
First $500 million                                                     0.75%
Next $500 million                                                      0.70%
Over $1 billion                                                        0.65%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $6,424 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $1,700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $7,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $18,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $29,153 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

3. CAPITAL TRANSACTIONS
At December 31, 2002, capital aggregated $59,482,019, $104,687,436 and
$40,592,559 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                      SHARES          VALUE
   Sales:
     Class A                                         1,827,907     $ 11,499,122
     Class B                                           164,950        1,057,842
     Class C                                            53,055          337,745
                                                    ----------     ------------
   Total Sales                                       2,045,912     $ 12,894,709
                                                    ==========     ============
   Dividend Reinvestment:
     Class A                                           110,731     $    705,304
     Class B                                           197,252        1,252,894
     Class C                                            71,192          453,256
                                                    ----------     ------------
   Total Dividend Reinvestment                         379,175     $  2,411,454
                                                    ==========     ============
   Repurchases:
     Class A                                        (1,551,384)    $ (9,748,779)
     Class B                                        (1,184,927)      (7,532,169)
     Class C                                          (290,373)      (1,851,266)
                                                    ----------     ------------
   Total Repurchases                                (3,026,684)    $(19,132,214)
                                                    ==========     ============

     At June 30, 2002, capital aggregated $57,026,372, $109,908,869 and
$41,652,824 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES          VALUE
   Sales:
     Class A                                         1,766,906     $ 13,059,655
     Class B                                           427,885        3,190,983
     Class C                                           318,619        2,365,817
                                                    ---------      ------------
   Total Sales                                       2,513,410     $ 18,616,455
                                                    ==========     ============
   Dividend Reinvestment:
     Class A                                           295,689     $  2,198,194
     Class B                                           554,168        4,104,859
     Class C                                           181,215        1,342,774
                                                    ---------      ------------
   Total Dividend Reinvestment                       1,031,072     $  7,645,827
                                                    ==========     ============
   Repurchases:
     Class A                                        (2,526,432)    $(18,728,728)
     Class B                                        (2,273,639)     (16,943,090)
     Class C                                          (766,550)      (5,629,086)
                                                    ---------      ------------
   Total Repurchases                                (5,566,621)    $(41,300,904)
                                                    ==========     ============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 201,265 and 23,234 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                   CONTINGENT DEFERRED SALES
                                                   CHARGE AS A PERCENTAGE OF
                                                 DOLLAR AMOUNT SUBJECT TO CHARGE
                                                 -------------------------------
YEAR OF REDEMPTION                                    CLASS B       CLASS C
First                                                  4.00%          1.00%
Second                                                 4.00%          None
Third                                                  3.00%          None
Fourth                                                 2.50%          None
Fifth                                                  1.50%          None
Thereafter                                             None           None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $1,200 and CDSC on redeemed shares of Classes B and C of approximately $52,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the six months ended December 31, 2002, the Fund made purchases of $33,348,159 and sales of $39,705,818 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $159,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $26,400. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

$3,221,300 and $283,400 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

6. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2002, the Fund had outstanding forward foreign currency contracts as follows:

                                                                   UNREALIZED
                                                      CURRENT     APPRECIATION/
FORWARD FOREIGN CURRENCY CONTRACTS                     VALUE      DEPRECIATION
SHORT CONTRACTS:
Euro 2,190,000 expiring 1/24/03                     $2,297,256        $(173,274)
British Pounds 70,000 expiring 1/24/03                 112,593           (4,415)
                                                    ----------        ---------
                                                    $2,409,849        $(177,689)
                                                    ----------        ---------
LONG CONTRACTS:
Euro 545,000 expiring 1/24/03                       $  571,692        $  27,162
                                                    ----------        ---------
                                                                      $(150,527)
                                                                      =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the six months ended December 31, 2002, were as follows:

                                                                 CONTRACTS
         Outstanding at June 30, 2002                                30
         Futures Opened                                             476
         Futures Closed                                            (410)
                                                                   ----
         Outstanding at December 31, 2002                            96
                                                                   ====

     The futures contracts outstanding as of December 31, 2002, and the descriptions and the unrealized depreciation are as follows:

                                                                      UNREALIZED
                                                          CONTRACTS  DEPRECIATION
         SHORT CONTRACTS:
         U.S. Long Bond -- March 2003
           (Current notional value $113 per contract)          8      $ (22,649)
         U.S. 5 Year Note -- March 2003
           (Current notional value $113 per contract)         77       (140,638)
         U.S. 10 Year Note -- March 2003
           (Current notional value $115 per contract)         11        (37,462)
                                                              --      ---------
                                                              96      $(200,749)
                                                              ==      =========

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]

- visit our Web site at vankampen.com -- to view a prospectus, select DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]

- call us at (800) 847-2424 Telecommunications Device for the Deaf (TDD) users, call (800)421-2833.

[ILLUSTRATION OF ENVELOPES]

-  e-mail us by visiting vankampen.com and selecting CONTACT US

* Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN WORLDWIDE HIGH INCOME FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com

                                [VAN KAMPEN INVESTMENTS LOGO]

                    Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
                    454, 554, 654                             Member NASD/SIPC.
                    MSWW SAR 2/03                               9530B03-AP-2/03